As filed with the Securities and Exchange Commission on March 18, 2008

File No. 333-148805

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

(Check appropriate box or boxes)

Pre-Effective Amendment No. 2    ☒

Post-Effective Amendment No.

MCG CAPITAL CORPORATION

(Exact name of Registrant as specified in charter)

1100 Wilson Boulevard, Suite 3000

Arlington, VA 22209

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (703) 247-7500

Steven F. Tunney

President and Chief Executive Officer

MCG Capital Corporation

1100 Wilson Boulevard

Suite 3000

Arlington, VA 22209

(Name and address of agent for service)

COPIES TO:

Cynthia M. Krus Steven B. Boehm Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, DC 20004	John A. Good Bass, Berry & Sims PLC 100 Peabody Place, Suite 900 Memphis, Tennessee 38103

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the effective date of the Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share(2)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(3)
Common Stock, $0.01 par value per share	9,500,000	$11.00	$104,500,000	$4,107
Rights to Purchase Common Stock (1)	9,500,000	—	—	—

(1)	The rights to purchase common stock will be issued pro rata to all stockholders without consideration.

(2)	Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933 based on the average of the high and low sales prices of the Registrant’s common stock on the Nasdaq Global Select Market on January 18, 2008.

(3)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS (Subject to Completion)

                    , 2008

MCG Capital Corporation Up to 9,500,000 Shares of Common Stock Issuable Upon Exercise of Rights to Subscribe for Such Shares

We are issuing transferable rights to our stockholders of record, or record date stockholders, as of 5:00 p.m., New York City time, on March 28, 2008, or the record date. The rights entitle any holders of rights, or rights holders, to subscribe for an aggregate of approximately 9,500,000 shares of our common stock. Record date stockholders will receive one right for every seven outstanding shares of common stock owned on the record date. The rights entitle the holders to purchase one new share of common stock for every right held, which we refer to as the basic subscription right, and record date stockholders who fully exercise their rights will be entitled to subscribe, subject to certain limitations and subject to allotment, for additional shares that remain unsubscribed as a result of any unexercised rights.

We are a solutions-focused commercial finance company providing capital and advisory services to middle market companies throughout the United States. Our investment objective is to achieve current income and capital gains. We are an internally managed business development company under the Investment Company Act of 1940.

Our common stock is traded on the Nasdaq Global Select Market under the symbol “MCGC.” The rights are transferable and will be listed on the Nasdaq Global Select Market under the symbol “MCGCR.” See “The Rights Offering” for a complete discussion of the terms of this offer.

The subscription price per share will be 88% of the volume-weighted average of the sales prices of our shares of common stock on the Nasdaq Global Select Market on the five trading days ending on the expiration date of the offer. Because the subscription price will be determined on the expiration date, stockholders who choose to exercise their rights will not know the subscription price per share at the time they exercise such rights. The rights will expire if they are not exercised by 5:00 p.m., New York City time, on April 18, 2008, the expiration date of the rights offering unless extended. We, in our sole discretion, may extend the period for exercising the rights. You will have no right to rescind your subscriptions after receipt of your payment of the estimated subscription price except as described in this prospectus.

The offer will dilute the ownership interest and voting power of the common stock owned by stockholders who do not fully exercise their subscription rights. Stockholders who do not fully exercise their subscription rights should expect, upon completion of the rights offering, to own a smaller proportional interest in us than before the rights offering. Further, if the net proceeds per share from the offering are at a discount to our net asset value per share, the offering will reduce our net asset value per share.

The net asset value per share of our common stock at December 31, 2007 (the last date prior to the date of this prospectus on which we determined net asset value) was $12.73. On March 17, 2008, the last reported sale price of a share of our common stock on the Nasdaq Global Select Market was $9.45.

	Per Share	Total(4)
Estimated Subscription Price(1)	$	$
Estimated Sales Load(1)(2)	$	$
Estimated Proceeds to the Company(3)	$	$

(1)	Estimated, on the basis of the volume-weighted average of the sales prices of our shares of common stock on the Nasdaq Global Select Market on the trading days ending on . See “The Rights Offering—The Subscription Price.”
(2)	In connection with the offer, J.P. Morgan Securities Inc., SunTrust Robinson Humphrey, Inc., and RBC Capital Markets Corporation, the co-dealer managers for this offer, will receive a fee for marketing and soliciting services equal to 4% of the estimated subscription price per share for each share issued pursuant to the exercise of rights. We have also agreed to reimburse the co-dealer managers an aggregate of up to $100,000 for their expenses incurred in connection with the offer.
(3)	Before deduction of expenses incurred by us related to this rights offering estimated to be $550,000, including an aggregate of up to $100,000 to be paid to the co-dealer managers as partial reimbursement for their expenses as discussed in note 2 above.
(4)	Assumes that all 9,500,000 shares are purchased at the estimated subscription price.

See “ Risk Factors” on page 11 to read about factors you should consider before buying shares of our common stock, including the risk of leverage.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Please read this prospectus before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209 or by telephone at (866) 247-6242 or on our website at www.mcgcapital.com. The information on our website is not incorporated by reference into this prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

JPMorgan
SunTrust Robinson Humphrey		RBC Capital Markets

The date of this prospectus is March     , 2008

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus as if we had authorized it. This prospectus does not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which it relates, nor does it constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus is not complete and may be amended to reflect material changes. The information contained in this prospectus is accurate as of the date on its cover.

As a result of the terms of this offering, stockholders who do not fully exercise their rights will own, upon completion of this offering, a smaller proportional interest in us than they owned prior to the offering. In addition, if the net proceeds per share from the offering are less than the net asset value per share, the offering may result in an immediate dilution of net asset value per share for all of our stockholders. Such dilution is not currently determinable because it is not known how many shares the stockholders will subscribe for, what the net asset value or market price of our common stock will be on the expiration date for the offering or what the subscription price will be. If the net proceeds per share from the offering are substantially less than the current net asset value per share, such dilution could be substantial. Any such dilution will disproportionately affect non-participating stockholders. If the net proceeds are less than our net asset value per share, then all stockholders will experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their rights. See “Risk Factors—Risks Related to this Offering” in this prospectus for more information.

If you have any questions or need further information about this offering, please call Georgeson Inc., our information agent for the offering, at (888) 897-5986.

PROSPECTUS SUMMARY

The following summary is qualified in its entirety by reference to the more detailed information and consolidated financial statements appearing elsewhere in this prospectus. In this prospectus, “MCG,” “MCG Capital,” “we,” “us” and “our” refer to MCG Capital Corporation and our wholly owned consolidated subsidiaries (including our affiliated securitization trusts) unless the context otherwise requires.

The Rights Offering

The Offer

We are issuing to stockholders of record, or record date stockholders, on March 28, 2008, the record date, one transferable right for each seven shares of our common stock held on the record date (1 for 7). Each holder of the rights, or rights holder, is entitled to subscribe for one share of our common stock for every right held, which we refer to as the basic subscription right. We will not issue fractional rights; we will round up the rights issuable to you to the next whole right.

Rights may be exercised at any time during the subscription period, which commences on March 28, 2008, the record date, and ends at 5:00 p.m., New York City time, on April 18, 2008, the expiration date, unless extended by us. The rights will expire on the expiration date of the offer and may not be exercised thereafter.

The rights are transferable and will be listed on the Nasdaq Global Select Market under the symbol “MCGCR.” See “The Rights Offering.”

Subscription Price

The subscription price per share will be 88% of the volume-weighted average of the sales prices of our shares of common stock on the Nasdaq Global Select Market on the five trading days ending on the expiration date of the offer. Because the subscription price will be determined on the expiration date, rights holders who decide to acquire shares pursuant to their basic subscription rights or pursuant to the over-subscription privilege will not know the actual purchase price of those shares when they make that decision. See “The Rights Offering—The Subscription Price.”

Over-Subscription Privilege

Record date stockholders who fully exercise all rights issued to them are entitled to subscribe for additional shares of our common stock which were not subscribed for by other stockholders, which we refer to as the remaining shares. If sufficient remaining shares of our common stock are available, all record date stockholders’ over-subscription requests will be honored in full. In addition, any non-record date rights holder who exercises rights is entitled to subscribe for remaining shares that are not otherwise subscribed for by record date stockholders. Shares acquired pursuant to the over-subscription privilege are subject to certain limitations and pro rata allocations. See “The Rights Offering—Over-Subscription Privilege.”

Purpose of the Offer

Our board of directors has determined in good faith that the offer would result in a net benefit to the existing stockholders because it increases the equity capital available for making additional investments to pay operating expenses, to enhance liquidity and to temporarily repay debt. At our currently anticipated pace of investment activity, and given our current capital commitments, we believe that we will have limited capital available for new investments in 2008 unless we increase our capital resources. The offer gives existing stockholders the right to purchase additional shares at a price that is expected to be below the then-current trading price, while providing us access to additional capital resources. In connection with the approval of this offer, our board of directors considered, among other things, the following factors:

•	the subscription price relative to the market price and to our net asset value per share;

•	the increased equity capital to be available upon completion of the offer for making additional investments consistent with our investment objective;

•	the net asset value and ownership dilution to be experienced by non-participating stockholders;

•	the terms and expenses in connection with the offering relative to other alternatives for raising capital;

•	the size of the offer in relation to the number of shares outstanding;

•	the market price of our common stock, both before and after the announcement of the offer; and

•	the general condition of the securities markets.

We can provide no assurance that the current offering will be successful.

Dilutive Effects

This offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their basic subscription rights. Further, because the net proceeds per share from the offering may be at a discount to our net asset value per share, the offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial.

Shares of closed-end investment companies have in the past frequently traded at discounts to their net asset values. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below our net asset value.

The transferable feature of the rights will afford non-participating stockholders the potential of receiving cash payment upon the sale of the rights, receipt of which may be viewed as partial compensation for the dilution of their interests.

Sale of Rights

The rights are evidenced by a subscription certificate and are transferable until the day immediately preceding the expiration date of the offer (or if the offer is extended, until the day immediately prior to the extended expiration date). The rights will be listed on the Nasdaq Global Select Market under the symbol “MCGCR.” While the Company will use its best efforts to ensure that an adequate trading market for the rights will exist, no assurance can be given that a market for the rights will develop. Trading in the rights on the Nasdaq Global Select Market may be conducted until the close of trading on the Nasdaq Global Select Market on the day immediately prior to the expiration date of the offer (or if the offer is extended, until the day immediately prior to the extended expiration date). See “The Rights Offering—Sale of Rights.”

Use of Proceeds

We intend to use the net proceeds from this offering for origination of loans to and investments in primarily middle market private companies, repayment of indebtedness, working capital and other general corporate purposes. See “Use of Proceeds.”

How to Obtain Subscription Information

•	Contact your broker-dealer, trust company, bank or other nominee where your rights are held, or

•	Contact the information agent, Georgeson Inc., toll-free at (888) 897-5986.

How to Subscribe

•	Deliver a completed subscription certificate and payment to the subscription agent by the expiration date of the offer, or

•

If your shares are held in an account with your broker-dealer, trust company, bank or other nominee, which qualifies as an Eligible Guarantor Institution under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, instruct your Eligible Guarantor Institution to deliver a notice of guaranteed delivery to the subscription agent by the expiration date of the offer.

Distribution Arrangements

J.P. Morgan Securities Inc., SunTrust Robinson Humphrey, Inc. and RBC Capital Markets Corporation will act as co-dealer managers for the offer. Under the terms and subject to the conditions contained in the dealer manager agreement, the co-dealer managers will provide marketing assistance in connection with the offer and will solicit the exercise of rights and participation in the over-subscription privilege by our stockholders. The offer is not contingent upon any number of rights being exercised. We have agreed to pay the co-dealer managers a fee for their marketing and soliciting services equal to 4% of the subscription price per share for shares issued pursuant to the exercise of rights, including pursuant to the over-subscription privilege. The co-dealer managers will reallow a portion of their fees to other broker-dealers that have assisted in soliciting the exercise of rights. In addition, we have agreed to reimburse the co-dealer managers up to $100,000 for their expenses incurred in connection with the offer.

Subscription Agent

American Stock Transfer & Trust Company, which we call the subscription agent, will act as the subscription agent in connection with this offer.

Information Agent

Georgeson Inc., which we call the information agent, will act as the information agent in connection with this offer. You may contact Georgeson with questions at (888) 897-5986.

Important Dates to Remember

Record Date	March 28, 2008
Subscription Period	from March 28, 2008 to April 18, 2008(1)
Last Day Rights May Be Traded	April 17, 2008(1)
Expiration Date	April 18, 2008(1)
Deadline for Delivery of Subscription Certificates and Payment for Shares	April 18, 2008(1)
Deadline for Delivery of Notice of Guaranteed Delivery(2)	April 18, 2008(1)
Deadline for Delivery of Subscription Certificates and Payment for Shares Pursuant to Notice of Guaranteed Delivery	April 23, 2008(1)
Confirmations Mailed to Participants	April 25, 2008(1)
Final Payment for Over-subscription Shares	May 1, 2008(1)

(1)	Unless the offer is extended.
(2)	Participating rights holders must, by the expiration date of the offer (unless the offer is extended), either (i) deliver a subscription certificate and payment for shares or (ii) cause to be delivered on their behalf a notice of guaranteed delivery.

Business (Page 75)

We are a solutions-focused commercial finance company providing capital and advisory services to middle market companies throughout the United States. We make debt and equity investments primarily in companies with annual revenue of $20 million to $200 million and earnings before interest, taxes, depreciation and amortization, or EBITDA, of $3 million to $25 million, which we refer to as “middle market” companies. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, buyouts, organic growth and working capital. Buyouts generally include transactions that involve the acquisition of a controlling interest in an entity, either by management or other investors. Organic growth refers to growth through the internal operations of the company, through investments in marketing initiatives, capital expenditures or other internal growth initiatives, rather than growth by means of an acquisition. We identify and source new customers through multiple channels, including private equity sponsors, investment bankers, brokers, fundless sponsors, institutional syndication partners, other club lenders and owner operators. We originate most of our investments directly with our customers, although from time to time we do participate in loan syndications or other deals. We have controlling equity positions in certain of our portfolio companies. We base our investment decisions on extensive analyses of potential customers’ business operations and asset valuations. We utilize specialized risk management methods, pricing tools, due diligence methodologies and data management processes that are designed to help us assess risk, establish appropriate pricing, and maximize our return on investment.

Our primary business objectives are to increase our earnings and net asset value by investing in debt and equity securities of middle market companies. Our investment objective is to achieve current income and capital gains. We earn current income, in the form of interest, dividends, and fees, from our investments in debt and equity securities and achieve capital gains through appreciation in the value of our equity investments. To meet our business and investment objectives, we selectively invest in companies which present opportunities for favorable risk-adjusted returns. In addition, we maintain a flexible approach to funding that permits adjustments to transaction terms, including pricing terms, to accommodate the shifting corporate development needs of our customers.

We have built our portfolio through our disciplined underwriting and investment approval processes and active portfolio management. We believe that our core competencies include risk assessment and risk management, and we have developed expertise which is reflected in our underwriting and compliance processes. We generally make investments of up to $75 million utilizing three core products: our “one-stop” solution, institutional subordinated debt, and control investing. In addition to our core products, we also make other investments, such as senior loans and investments in broadly syndicated loans. Our debt investments include senior and subordinated securities, most of which include a security interest. Our loans typically mature in four to eight years, and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate or LIBOR, plus a margin. We price our debt securities based upon our credit analysis and risk assessment. Our equity investments are often made in companies in which we have also made debt investments. Our equity investments include preferred stock, common stock, and warrants and, in many cases, will include the right to board representation. We may invest across the capital structure of our portfolio companies using a combination of debt and equity investments to meet our customers’ needs and achieve our risk-adjusted returns.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. As a business development company, we are required to meet various regulatory tests, which include investing at least 70% of our total assets in private or thinly traded public U.S.-based companies and meeting a coverage ratio of total net assets to total senior securities, which include all of our borrowings (including accrued interest payable) and any preferred stock we may issue in the future, of at least 200%. See “Regulation.” In addition, we have elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code. In order to continue to qualify as a RIC for federal income tax purposes and to obtain favorable RIC tax treatment, we must meet certain requirements, including certain minimum distribution requirements. See “Certain U.S. Federal Income Tax Considerations.”

Our business began in 1990 as a division of Signet Bank known as the media communications group. Signet Banking Corporation, the parent of Signet Bank, was acquired by First Union Corporation (now Wachovia Corporation) on November 27, 1997. We were formed in 1998 by certain members of our management and affiliates of Goldman, Sachs & Co. to purchase a loan portfolio and certain other assets from First Union National Bank (now Wachovia Bank, National Association) in a management buyout. MCG was organized as a Delaware corporation on March 18, 1998 at which time we changed our name from MCG, Inc. to MCG Credit Corporation. On June 14, 2001, we changed our name from MCG Credit Corporation to MCG Capital Corporation. We completed our initial public offering on December 4, 2001.

Our executive offices are located at 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209 and our telephone number is (703) 247-7500. We also have offices in Richmond, Virginia and Atlanta, Georgia. Our Internet site address is www.mcgcapital.com. Information contained on our web site is not incorporated by reference into this prospectus and you should not consider information contained on our web site to be part of this prospectus. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through our website as soon as reasonably practicable after we file them with, or furnish them to, the Securities and Exchange Commission, or the SEC.

Distributions (Page 34)

We intend to make distributions on a quarterly basis to our stockholders of substantially all of our income. The amount of our quarterly distributions will be determined by our board of directors. We may elect to make deemed distributions to our stockholders of certain net capital gains. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. For the fiscal years ended December 31, 2006, 2005, 2004 and 2003, a portion of the distributions to our stockholders was deemed a tax return of capital.

Dividend Reinvestment Plan (Page 140)

We have adopted an “opt in” dividend reinvestment plan. If your shares of common stock are registered in your own name, you can have all distributions automatically reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock if you enroll in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you may not be able to participate in our dividend reinvestment plan and should contact the broker or nominee for details.

Principal Risk Factors (Page 11)

Investing in our common stock involves a high degree of risk. You should consider carefully the information found in “Risk Factors.”

•

Because there is generally no established market from which to value most of our investments, our board of directors’ determination of the value of our investments may differ materially from the values that a ready market or third party would attribute to these investments.

•	We primarily make investments in privately owned middle market companies. These activities may involve a high degree of business and financial risk.

•

If we fail to qualify as a RIC, we will have to pay corporate-level taxes on our income, and our income available for distribution would be reduced, which would have a material adverse effect on our financial performance.

•	We are subject to risks associated with fluctuating interest rates, access to additional capital, fluctuating quarterly results and variation in the value of our investment portfolio.

•

We may borrow funds to make loans to and investments in primarily middle market private companies to the extent permitted under the 1940 Act. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts we invest and, therefore, increase the risks to you of investing in our common stock.

•

There can be no assurances that an active public market for the rights will develop as a result of the offer of the rights by any selling holder or that, if such a market develops, it will be maintained.

Certain Anti-Takeover Measures (Page 148)

Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the market price for their stock.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock issued upon exercise of the rights. The registration statement contains additional information about us and the rights and shares of common stock being offered by this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, or the Exchange Act. You can inspect any materials we file with the SEC without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is www.sec.gov. Information contained on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on the SEC’s web site to be part of this prospectus.

FEES AND EXPENSES

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)(a)	4.00%
Offering expenses borne by us (as a percentage of offering price)
Dividend Reinvestment Plan Fees(b)	None
Total stockholder transaction expenses (as a percentage of offering price)
Annual Expenses (as a percentage of average net assets attributable to common stock)(c)
Operating Expenses(d)(e)	5.26%
Interest Expense(f)	5.39%
Acquired Fund Fees and Expenses(g)	—%

Total Annual Expenses(h)	10.65%

(a)	We have agreed to pay the co-dealer managers a fee for their marketing and soliciting services equal to 4% of the subscription price per share for the shares issued pursuant to this offer. We have also agreed to reimburse the co-dealer managers up to $100,000 for their expenses incurred in connection with the offer. See “The Rights Offering—Distribution Arrangements.” Stockholders that exercise their rights through a financial intermediary may be responsible for paying any fees charged by that financial institution.
(b)	The expenses associated with the administration of our dividend reinvestment plan are included in “Operating Expenses.” The participants in our dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan.”
(c)	“Average net assets attributable to common stock” equals average net assets (i.e., total assets less total liabilities), which for the twelve months ended December 31, 2007 was $800.1 million.
(d)	“Operating Expenses” represent our operating expenses based on actual results for 2007, excluding interest on indebtedness.
(e)	We do not have an investment adviser and are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.
(f)	“Interest Expense” represents our interest expense based on actual results for 2007. For additional information on our borrowing costs, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources.”
(g)	For 2007, we did not have any investments in shares of Acquired Funds that are not structured finance vehicles or collateralized loan obligations and, as a result, we did not directly or indirectly incur any fees from Acquired Funds.
(h)	“Total Annual Expenses” is the sum of the Operating Expenses and Interest Expense. This figure is higher than the same amount would be for a company that is not leveraged. We borrow money to leverage our stockholders’ equity and increase our total assets. The SEC requires us to calculate the Total Annual Expenses percentage as a percentage of consolidated net assets, rather than the consolidated total assets, including assets that have been funded with borrowed monies. If the Total Annual Expenses percentage were calculated instead as a percentage of consolidated total assets, it would be 5.70% of consolidated total assets. Operating Expenses as a percentage of total assets and Interest Expense as a percentage of total assets would be 2.82% and 2.89%, respectively.

The above table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly.

Example

The following example is required by the SEC and demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$103	$293	$462	$808

Moreover, while the example assumes (as required by the SEC) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at or above net asset value or that the plan administrator purchases at the market price in effect at the time, which may be at, above or below net asset value.

This example should not be considered a representation of the future expenses of MCG Capital, and actual expenses may be greater or less than those shown.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The following selected consolidated financial data, excluding the “Other data (at period end)”, is derived from our audited consolidated financial statements. This selected financial data should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the Consolidated Financial Statements and notes thereto.

	Year Ended December 31,
(dollars in thousands except per share and other data)	2007	2006	2005	2004	2003
Income Statement Data:
Revenue	$187,119	$154,393	$119,545	$93,117	$80,690
Net operating income before investment gains and losses and income tax provision	101,918	83,644	60,515	45,090	47,595
Distributable net operating income (“DNOI”) (a)	110,942	87,114	64,936	54,491	51,667
Net income	86,636	100,949	68,193	47,647	41,975
Per Common Share Data:
Net operating income before investment gains and losses and income tax provision per common share basic and diluted	1.66	1.54	1.26	1.09	1.45
DNOI per share basic and diluted (a)	1.81	1.61	1.35	1.32	1.58
Earnings per common share—basic (b)	1.41	1.86	1.42	1.16	1.28
Earnings per common share—diluted (b)	1.41	1.86	1.42	1.15	1.28
Cash dividends declared per common share	1.76	1.68	1.68	1.68	1.65
Selected Period-End Balances:
Total investment portfolio	1,555,897	1,257,612	1,097,560	880,400	698,942
Total assets	1,637,581	1,319,268	1,244,487	1,053,511	790,915
Borrowings	751,035	521,883	541,119	467,400	304,131
Total stockholders’ equity	834,689	753,137	666,087	554,213	463,950
Net asset value per common share (c)	12.73	12.83	12.48	12.22	11.98
Other data (at period-end):
Average size of investment	$19,209	$15,152	$12,061	$9,076	$8,629
Number of portfolio companies	81	83	91	97	81
Number of employees (d)	95	85	128	112	53
Reconciliation of DNOI to net operating income before investment gains and losses and income tax provision:
Net operating income before investment gains and losses and income tax provision	$101,918	$83,644	$60,515	$45,090	$47,595
Amortization of employee restricted stock awards	9,024	3,470	4,421	9,401	4,072

DNOI	$110,942	$87,114	$64,936	$54,491	$51,667

Weighted average common shares outstanding	61,310	54,227	48,109	41,244	32,715
Weighted average common shares outstanding and dilutive common stock equivalents	61,319	54,264	48,131	41,298	32,739
Earnings per common share—basic	1.41	1.86	1.42	1.16	1.28
Earnings per common share—diluted	1.41	1.86	1.42	1.15	1.28
Net operating income before investment gains and losses and income tax provision per common share—basic and diluted	1.66	1.54	1.26	1.09	1.45
DNOI per common share—basic and diluted (a)	1.81	1.61	1.35	1.32	1.58

(a)	Distributable net operating income is net operating income before investment gains and losses and income tax provision (benefit), as determined in accordance with U.S. generally accepted accounting principles (“GAAP”), adjusted for amortization of employee restricted stock awards. We view DNOI and the related per share measures as useful and appropriate supplements to net operating income, net income, earnings per share and cash flows from operating activities. These measures serve as an additional measure of our operating performance exclusive of employee restricted stock amortization, which represents an expense of the company but does not require settlement in cash. DNOI should not be considered as an alternative to net operating income, net income, earnings per share and cash flows from operating activities (each computed in accordance with GAAP). Instead, DNOI should be reviewed in connection with net operating income, net income, earnings per share and cash flows from operating activities in our consolidated financial statements, to help analyze how our business is performing.
(b)	See Note 10 to our Consolidated Financial Statements.
(c)	Based on common shares outstanding at period-end.
(d)	The number of employees at December 31, 2005 and December 31, 2004 include 51 and 47 employees, respectively, of our former subsidiary Kagan Research, LLC.

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for each of the sixteen quarters ended December 31, 2007. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2007				2006
(in thousands, except per share amounts)	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Revenue	$49,707	$47,082	$50,188	$40,142	$40,622	$40,864	$35,270	$37,637
Net operating income before investment gains and losses and income tax provision	29,130	24,248	28,494	20,046	23,931	20,064	18,885	20,764
Net income (loss)	(4,883)	23,019	38,046	30,454	29,521	22,116	22,910	26,402
Net operating income before investment gains and losses and income tax provision per common share—basic and diluted	$0.45	$0.39	$0.47	$0.35	$0.42	$0.38	$0.35	$0.39
Earnings (loss) per common share—basic and diluted	$(0.08)	$0.37	$0.63	$0.52	$0.52	$0.42	$0.43	$0.50

	2005				2004
	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Revenue	$32,898	$28,374	$30,158	$28,115	$23,291	$24,837	$22,784	$22,205
Net operating income before investment gains and losses and income tax provision	16,707	12,887	16,430	14,491	8,879	13,896	12,474	9,841
Net income	18,560	16,695	19,880	13,058	19,104	8,803	17,643	2,097
Net operating income before investment gains and losses and income tax provision per common share—basic and diluted	$0.33	$0.26	$0.35	$0.32	$0.20	$0.33	$0.31	$0.26
Earnings per common share—basic and diluted	$0.37	$0.34	$0.42	$0.29	$0.43	$0.21	$0.44	$0.06

RISK FACTORS

Investing in our common stock or the rights involves a high degree of risk. You should consider carefully the risks described below and all other information contained in this prospectus, including our financial statements and the related notes and the schedules and exhibits to this prospectus.

Risks Related to Our Business and Financial Results

Because there is generally no established market for which to value most of our investments, our board of directors’ determination of the value of our investments may differ materially from the values that a ready market or third party would attribute to these investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board. We are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each individual investment and to record any unrealized depreciation for any asset that we believe has decreased in value. Because there is typically no public market for the securities of the companies in which we invest, our board will determine the fair value of these securities on a quarterly basis pursuant to our valuation policy. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments and the differences could be material.

In addition, we are currently analyzing the effect of the adoption of SFAS No. 157 (“SFAS No. 157”), “Fair Value Measurements” on our consolidated financial position, including our net asset value, and results of operations. We will adopt this statement on a prospective basis effective January 1, 2008. Adoption of this statement could have a material effect on our consolidated financial statements, including our net asset value. However, the actual impact on our consolidated financial statements in the period of adoption and subsequent to the period of adoption cannot be determined at this time as it will be influenced by the estimates of fair value for that period and the number and amount of investments we originate, acquire or exit. See Note 1, “Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies” from our Notes to the Consolidated Financial Statements.

We primarily make investments in privately owned middle market companies, which may default on their loans or fail to perform as we expect, thereby reducing or eliminating the return on our investments.

Our portfolio primarily consists of debt and equity investments in privately owned middle market businesses. Compared to larger publicly owned companies, these middle market companies may be more vulnerable to economic downturns, may have more limited access to capital and higher funding costs, may have a weaker financial position, and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical and marketing resources. Typically, their success depends on the management talents and efforts of an individual or a small group of persons. The death, disability or resignation of any of their key employees could harm their financial condition. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any collateral for the loan.

Some of these companies may be unable to obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, advances made to these types of customers may entail a higher risk of loss than advances made to customers who are able to utilize traditional credit sources, including the risk that our loans may not be repaid.

Furthermore, there is generally no publicly available information about such companies and we must rely on the diligence of our employees to obtain information in connection with our investment decisions. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision and we may lose money on our investments.

If the industries in which we invest on a recurring basis, including the communications industry, experience adverse economic or business conditions, our operating results may be negatively impacted.

From time to time we target specific industries in which to invest on a recurring basis, which could cause a high concentration of our portfolio in a specific industry. At December 31, 2007, approximately 19.1% of our portfolio at fair value was invested in competitive local exchange carriers, or CLECs, or companies in the communications industry. Of the 19.1% in the communications industry, 16.5% represents our investments in CLECs, and 2.6% represents our investments in other communications companies. If our customers in the communications industry, or any other industry in which our portfolio is or may become concentrated, suffer due to adverse business conditions or due to economic slowdowns or downturns, we will be more vulnerable to losses in our portfolio and our operating results may be negatively impacted.

Our financial results could be negatively affected if Broadview Networks Holdings, Inc. fails to perform as expected.

At December 31, 2007, our largest portfolio investment was Broadview Networks Holdings, Inc. (“Broadview”), which totaled $189.5 million at fair value, or 12.2% of the fair value of our investments, and accounted for approximately $29.8 million, or 15.9% of our operating income during 2007. We own preferred securities of Broadview, which entitle us to a preferred claim of approximately $266.9 million, plus dividends, which accumulate at an annual rate of 12%, compounded quarterly, on our preferred claim. We currently recognize these dividends as income on a quarterly basis; however, our ability to record income related to these accumulating dividends will be dependent upon the performance and value of Broadview. Our financial results could be negatively affected if this portfolio company fails to perform as expected or if we are unable to recognize these dividends as income on a quarterly basis.

Our ability to recognize income from our investment in Cleartel Communications, Inc. in future periods and the fair value of our investment in Cleartel is dependent on Cleartel’s performance and value.

Cleartel Communications, Inc. (“Cleartel”), one of our control investments, is a CLEC serving primarily residential customers. During the year ended December 31, 2007, we invested an additional $20.0 million into Cleartel in order to support their operations, of which $4.7 million was invested during the fourth quarter of 2007. In December 2007, we converted a portion of our subordinated debt investment in Cleartel into common stock. This debt to equity conversion did not result in any additional cash investments or repayments. We may elect to make additional investments in Cleartel in future periods to support its business initiatives. As of December 31, 2007, our investment in Cleartel is composed of subordinated debt with a fair value of $26.2 million, preferred stock with a fair value of zero and 100% of the common stock of Cleartel with a fair value of zero. These fair values reflect unrealized depreciation recorded during 2007 of approximately $63.5 million, including $38.9 million recorded during the fourth quarter. At December 31, 2007, Cleartel represented approximately 1.7% of the fair value of our investments compared to 5.8% of the fair value of our investments at December 31, 2006.

Cleartel has made several acquisitions in recent years, including the acquisition of Supra Telecom (“Supra”), a Florida-based CLEC, during the fourth quarter of 2006. Cleartel achieved operating results during 2007 that were materially below expectations and has not met our expectations and projections with respect to the realization of synergies from its acquisition, reductions in customer attrition and bad debts and the initiation and effective implementation of new marketing programs. During the third quarter of 2007, in connection with the completion of a re-evaluation of Cleartel’s multi-year business plan, it became evident that revenue levels in future periods will run at lower levels than previously anticipated and it will take longer than expected for Cleartel to achieve meaningful profitability. This was due in part to the fact that Cleartel has reduced some of its less profitable initiatives and in part to the impact of the customer attrition that occurred. Because we view revenue as a key component of value, we recorded an unrealized loss of $24.6 million on our Cleartel investment in the third quarter of 2007. During the fourth quarter of 2007, Cleartel continued to significantly underperform on these expectations, which resulted in a further reduction of forecasted revenue. As a result of Cleartel’s underperformance, we recorded an additional $38.9 million unrealized loss during the fourth quarter of 2007.

Since our Cleartel investment is a control investment and because Cleartel is not currently generating sufficient earnings to service its capital structure, all of our Cleartel debt investments were placed on non-accrual status during the first quarter of 2007 and remained on non-accrual status throughout 2007. This investment will remain on non-accrual status until the underlying financial results and cash flows of Cleartel improve. We cannot predict with certainty when any of our Cleartel investments will return to accrual status. At a minimum, we do not expect our Cleartel debt investment to return to accrual status in 2008. Our ability to recognize income from our investment in Cleartel in future periods and the fair value of our investment in Cleartel will be dependent on the financial and operational performance of Cleartel.

Economic downturns or recessions could impair our customers’ financial position and operating results, which could, in turn, harm our operating results and reduce our volume of new investments.

Many of the companies in which we have made or will make investments may be susceptible to economic downturns or recessions. An economic downturn or recession may affect the ability of a company to repay our loans or engage in a liquidity event, such as a sale, recapitalization or initial public offering. Therefore, our non- performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic downturns or recessions could lead to financial losses in our portfolio and decreases in revenue, net income and assets.

An economic downturn could disproportionately impact the industries in which we invest, causing us to be more vulnerable to losses in our portfolio, which could negatively impact our financial results.

Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investment originations and negatively impact our financial results.

If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on our income and our income available for distribution would be reduced.

We have elected to be taxed for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code. If we can meet certain requirements, including source of income, asset diversification and distribution requirements, as well as if we continue to qualify as a business development company, we will qualify to be a RIC and will not have to pay corporate-level taxes on any income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability. Covenants and provisions in our credit facilities limit the ability of our subsidiaries and our securitization trusts to make distributions to us, which could affect our ability to make distributions to our stockholders and to maintain our status as a RIC. In addition, we may have difficulty meeting the requirement to make distributions to our stockholders because in certain cases we may recognize income before or without receiving cash representing such income. If we fail to qualify as a RIC, or to satisfy applicable distribution requirements, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for distribution to our stockholders. Even if we qualify as a RIC, we generally will be subject to a corporate-level income tax on the income we do not distribute. Moreover, if we do not distribute at least 98% of our income, we generally will be subject to a 4% excise tax. See “Regulation” and “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

Because we will distribute substantially all of our income to our stockholders, we will continue to need additional capital to finance our growth. If additional capital is unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to satisfy the distribution requirements applicable to a RIC, we intend to distribute to our stockholders substantially all of our income. In addition, as a business development company, we generally will be required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt. Further additional debt financing may not be available on favorable terms, if at all, or may be restricted by the terms of our debt facilities. If we are unable to incur additional debt, we may be required to raise additional equity at a time when it may be disadvantageous to do so. In addition, shares of closed-end investment companies have in the past frequently traded at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. If our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease and our level of distributions could be impacted.

We have substantial indebtedness and servicing our indebtedness could reduce funds available to grow our business or make new investments.

As of December 31, 2007, we had $751.0 million of outstanding borrowings under our debt facilities. As of December 31, 2007, the weighted average annual interest rate on all of our outstanding borrowings was 6.02%, excluding the amortization of deferred debt issuance costs. In order for us to make our annual interest payments on indebtedness, we must achieve annual returns on our December 31, 2007 total assets of at least 2.86%. Our ability to service our debt depends largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures.

In addition, our subsidiaries have sold some of our loans to trusts that serve as the vehicles for our securitization facilities, and these trusts, which are bankruptcy remote, hold legal title to these assets. However, we bear losses of principal and interest from defaults on these loans held by the trusts up to the amount of our retained interest in the trusts, which was approximately $206.6 million as of December 31, 2007.

Our securitization facilities impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Internal Revenue Code. In addition, some of our debt facilities, including our unsecured notes, contain cross-default provisions, whereby a default under one of our debt facilities could constitute a default under other debt facilities.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not utilized leverage. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value attributable to our common stock to decline more than it otherwise would have had we not utilized leverage. Similarly, any increase in our consolidated revenue in excess of consolidated interest expense on our borrowed funds would cause our net income to increase more than it would without the use of leverage. Any decrease in our consolidated revenue would cause net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common stock.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. At December 31, 2007, this ratio was approximately 208%.

Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed return on our portfolio (net of expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to stockholder (a)	–25.04%	–15.23%	–5.42%	4.39%	14.20%

(a)	Assumes $1,637.6 million in total assets, $751.0 million in debt outstanding, $834.7 million in stockholders’ equity and an average cost of funds of 6.02%, which was our weighted average borrowing cost at December 31, 2007.

In addition, because substantially all of our assets and liabilities are priced using various short-term rate indices, including one-month to six-month LIBOR, commercial paper rates and the prime rate, the timing of changes in market interest rates or in the relationship between interest rate indices could affect the interest rates earned on interest-earning assets differently than the interest rates paid on interest-bearing liabilities, which could result in a decrease in net income.

If we are not able to refinance our debt or able to do so on favorable terms, we would not be able to operate our business in the ordinary course.

Our Revolving Unsecured Credit Facility is scheduled to expire on June 4, 2008. Our Commercial Loan Funding Trust Facility, a $250.0 million warehouse financing facility through Three Pillars Funding, LLC is scheduled to terminate on November 4, 2010, but is subject to annual renewal by the lender and may be extended under certain circumstances. The next renewal date for this facility is July 25, 2008. In addition, our $200.0 million warehouse credit facility with Merrill Lynch Capital Corp. is scheduled to expire on August 31, 2008, and is subject to required reductions of the amount outstanding under the facility throughout the remaining term. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments.”

We cannot assure you that we will be able to extend the terms of these facilities or obtain sufficient funds to repay any amounts outstanding under these facilities before they expire or terminate either from a replacement facility or alternative debt or equity financing. If we are unable to repay amounts outstanding under these facilities and are declared in default or are unable to refinance these facilities, we would not be able to operate our business in the regular course. Even if we are able to refinance our debt, we may not be able to do so on favorable terms.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

We make both debt and minority equity investments. For these investments we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of that company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Investments in equity securities involve a substantial degree of risk.

We may purchase common stock and other equity securities, including warrants. Although equity securities have historically generated higher average total returns than debt securities over the long term, equity securities may experience more volatility in those returns than debt securities. The equity securities we acquire may fail to appreciate and may decline in value or lose all value, and our ability to recover our investment will depend on our portfolio company’s success. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances. Investments in preferred securities involve special risks, such as the risk of deferred distributions, illiquidity and limited voting rights.

You may not receive distributions.

We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results or our business may not perform in a manner that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Regulation.” If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a RIC. See “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.” We cannot assure you that you will receive any distributions or distributions at a particular level.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

In accordance with generally accepted accounting principles and tax regulations, we include in taxable income certain amounts that we have not yet received in cash, such as contractual payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. The increases in loan balances as a result of contracted payment-in-kind arrangements are included in taxable income in advance of receiving cash payment. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to maintain RIC tax treatment. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies” and “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

If we fail to manage our growth, our financial results could be adversely affected.

We have expanded our operations significantly since purchasing our business from First Union National Bank in 1998. Our growth has placed and could continue to place significant strain on our management systems and resources. We must continue to refine and expand our marketing capabilities, our management of the investment process, our access to financing resources and our technology. As we grow, we must continue to hire, train, supervise and manage new employees. We may not develop sufficient lending and administrative personnel and management and operating systems to manage our expansion effectively. If we are unable to manage our growth, our operations could be adversely affected and our financial results could be adversely affected.

If we need to sell any of our investments, we may not be able to do so at a favorable price and, as a result, we may suffer losses.

Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses. In addition, if we were forced to immediately liquidate some or all of the investments in our portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments. We may be required to liquidate some or all of our portfolio to meet our debt service obligations or to maintain our qualification as a business development company and as a RIC if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks.

Our business depends on our key personnel.

We depend on the continued services of our executive officers and other key management personnel. The loss of any of our executive officers or key management personnel could result in inefficiencies in our operations and lost business opportunities, which could have a negative impact on our business.

Fluctuations in interest rates could adversely affect our income.

Because we sometimes borrow to make investments, our net income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. A significant increase in market interest rates could harm our ability to attract new customers and originate new loans and investments, our non-performing assets could increase and the value of our portfolio could decrease because our floating-rate loan customers may be unable to meet higher payment obligations. Due to the nature of the portfolio companies to which we provide fixed rate financing, fluctuations in market rates have a limited impact on rates charged. As a result, an increase in market interest rates would generally have no effect on the existing fixed rate loans in our portfolio. In addition, a significant decrease in interest rates would reduce our net income, all other things being equal. A decrease in interest rates may reduce net income despite the increased demand for our capital that the decrease in interest rates may produce. Approximately 63% of the loans in our portfolio, based on amounts outstanding at fair value as of December 31, 2007, were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 37% were at fixed rates.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

We have issued debt securities and may issue debt securities and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of MCG and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

Any change in regulation of our business could negatively affect the profitability of our operations.

Changes in the laws, regulations or interpretations of the laws and regulations that govern business development companies, regulated investment companies or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply or we might have to restrict our operations.

One of our wholly-owned subsidiaries is licensed by the SBA, and as a result, we will be subject to SBA regulations.

Our wholly-owned subsidiary Solutions Capital I, LP, is licensed to operate as a SBIC and is regulated by the SBA. The SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. If Solutions Capital I, LP fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit the Solutions Capital I, LP’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit Solutions Capital I, LP from making new investments. The SBA also imposes a limit on the maximum amount that may be borrowed by any single SBIC. The SBA prohibits, without prior SBA approval, a “change of control” of a SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC.

The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause the SBIC to forego attractive investment opportunities that are not permitted under SBA regulations.

The SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder.

Certain loan payments and tax withholding reimbursements involving six of our current and former executive officers may have violated Section 402 of the Sarbanes-Oxley Act of 2002.

As previously reported, the independent members of our board of directors (the “Independent Committee”) have reviewed the timeliness of certain loan payments and tax withholding reimbursements involving six of our current and former executive officers and have reported these matters to the SEC Staff.

Section 402 of the Sarbanes-Oxley Act of 2002, which became effective on June 30, 2002, prohibits us from directly or indirectly extending or maintaining credit, arranging for the extension of credit, or renewing an extension of credit, in the form of a personal loan to or for any of our directors or executive officers. An extension of credit maintained by us on June 30, 2002 is not subject to these prohibitions so long as there is no renewal or material modification to any such loan after that date.

The Independent Committee has reported these matters to the SEC Staff and has also reported the results of the review to date to the SEC Staff. The review by the Independent Committee has now been substantially completed. Based upon the facts known to the Independent Committee as of the present date, the Independent Committee has concluded that certain violations of our code of business conduct and ethics did occur and reached no conclusion regarding Section 402 of Sarbanes-Oxley. The Independent Committee believes that it has fully cooperated with the SEC Staff, including any additional requests for information by the SEC Staff and will continue to do so. The SEC Staff may also require further information in the future, the nature and scope of which cannot be determined at this time.

As a result of our internal review, we may become subject to SEC investigations and/or litigation, which may not be resolved favorably and will require significant management time and attention, and we could incur costs, which could negatively affect our business, results of operations and cash flows. There are no assurances that an investigation or litigation will not commence, and if commenced, that it will result in the same conclusions as those reached in the Independent Committee’s review.

Risks Related to this Offering

We may be unable to invest the net proceeds raised from this offering on acceptable terms, which would harm our financial condition and operating results.

Until we identify investments for our portfolio, we intend to invest the net proceeds of the offering in interest-bearing deposits or other short-term instruments or to reduce borrowings under one or more of our credit facilities. We cannot assure you that we will be able to complete investments that meet our investment criteria or that any investment we complete using the proceeds from this offering will produce a sufficient return. Moreover, because we may not have identified investments at the time the offer expires, we will have broad authority to invest the net proceeds of this offering.

Our common stock price may be volatile.

The trading price of our common stock and the rights may fluctuate substantially. The price of the common stock that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of RICs, business development companies or other financial services companies;

•	changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;

•	actual or anticipated changes in our earnings or fluctuations in our operating results, failure to meet current analyst expectations or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.

We cannot assure you that the market price of our common stock will not decline following the offer.

We cannot predict the price at which our common stock or rights will trade. Shares of closed-end investment companies have in the past frequently traded at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock or rights will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of common stock purchased in this offer soon after the offer. In addition, if our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors.

There is no established trading market for the rights, which could make it more difficult for you to sell rights and could adversely affect their price.

There can be no assurances that an active public market for the rights will develop as a result of the offer of the rights by any selling holder or that, if such a market develops, it will be maintained. We have applied for the rights to be listed on the Nasdaq Global Select Market under the symbol “MCGCR.” Future trading prices of the rights will depend on many factors, including the company’s operating results, the market for similar securities and the performance of the company’s common stock.

Your interest in us may be diluted.

Stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of this offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.

In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the offer or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

The fact that the rights are transferable may reduce the effects of any dilution as a result of the offer. Rights holders can transfer or sell their rights. The cash received from the sale of rights is partial compensation for any possible dilution. There can be no assurances, however, that a market for the rights will develop or the rights will have any value in that market.

Forward-Looking Statements and Projections

This prospectus, contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “anticipates”, “expects”, “intends”, “plans”, “believes”, “seeks”, and “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including without limitation:

•	economic downturns or recessions may impair our customers’ ability to repay our loans and increase our non-performing assets,

•

economic downturns or recessions may disproportionately impact the industries in which we invest, and such conditions may cause us to incur losses in our portfolio and experience diminished demand for capital in these industries;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities and adversely impact our financial results;

•	interest rate volatility could adversely affect our results;

•	the risks associated with the possible disruption in our operations due to terrorism; and

•

the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and any exhibits of the registration statement of which this prospectus is a part, as well as the risks, uncertainties and other factors we identify from time to time in our filings with the SEC, including our Form 10-Ks, Form 10-Qs, and Form 8-Ks.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. We undertake no obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

THE RIGHTS OFFERING

Purpose of the Offering

Our board of directors has determined in good faith that the offering would result in a net benefit to the existing stockholders because it increases the equity capital available for making additional investments, to pay operating expenses, to enhance liquidity and to temporarily repay debt. This offering gives existing stockholders the right to purchase additional shares at a price that is expected to be below the then-current trading price without paying any commission or sales charges (although, if you exercise your rights through a financial institution, you are responsible for paying any fees which that institution may charge). The offering will increase the equity capital available for making additional investments. At our currently anticipated pace of investment activity, and given our current capital commitments, we believe that we will have limited capital available for new investments in 2008 unless we increase our capital resources. In connection with the approval of this offering, our board of directors considered, among other things, the following factors:

•	the subscription price relative to the market price and to our net asset value per share;

•	the increased equity capital to be available upon completion of the offer for making additional investments consistent with our investment objective;

•	the ownership dilution to be experienced by partially or non-participating stockholders and possible net asset value dilution to be experienced by all stockholders;

•	the terms and expenses in connection with the offering relative to other alternatives for raising capital;

•	the size of the offering in relation to the number of shares outstanding;

•	the market price of our common stock, both before and after the announcement of the offering; and

•	the general condition of the securities markets.

In determining that this offer is in our best interest and in the best interests of our stockholders, our board of directors considered, among other things, using a fixed pricing versus a variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable offering and the effect on us if this offer is not fully subscribed. There can be no assurance of the amount of dilution that a stockholder will experience or that the current offering will be successful.

Although we have no present intention to do so, we may, in the future and in our discretion, choose to make additional offerings from time to time for a number of shares and on terms which may or may not be similar to this offering. Any such future offer will be made in accordance with the 1940 Act.

Terms of the Offer

We are issuing to record date stockholders transferable rights to subscribe for up to approximately 9,500,000 shares of our common stock. Each record date stockholder is being issued one transferable right for each seven shares of our common stock owned on the record date (1 for 7). The rights entitle each holder, or rights holder, to acquire at the subscription price one share of our common stock for every right held, which we refer to as the basic subscription right. Rights may be exercised at any time during the subscription period, which commences on March 28, 2008, the record date, and ends at 5:00 p.m., New York City time, on April 18, 2008, the expiration date, unless extended by us.

The rights will be evidenced by subscription certificates which will be mailed to stockholders, except as discussed below under “—Foreign Stockholders.” We will not issue fractional rights; we will round up the rights issued to you to the next whole right.

The rights are transferable and will be listed on the Nasdaq Global Select Market under the symbol “MCGCR.” Rights holders who are not record date stockholders may purchase shares as described above, which we refer to as the basic subscription, and may be entitled to subscribe for shares pursuant to the over-subscription privilege (as described below).

Shares for which there is no subscription during the basic subscription will be offered, by means of the over-subscription privilege, first to record date stockholders who fully exercise the rights issued to them pursuant to this offering and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the exercise of their rights. In addition, any non-record date rights holder who exercises rights is entitled to subscribe for remaining shares that are not otherwise subscribed for by record date stockholders. Shares acquired pursuant to the over-subscription privilege are subject to certain limitations and pro rata allocations. See “—Over-Subscription Privilege” below.

For purposes of determining the number of shares a record date stockholder may acquire pursuant to the offer, broker-dealers, trust companies, banks or others whose shares are held of record by Cede & Co. (“Cede”) or by any other depository or nominee will be deemed to be the holders of the rights that are issued to Cede or the other depository or nominee on their behalf.

There is no minimum number of rights which must be exercised in order for the offering to close.

Over-Subscription Privilege

Shares not subscribed for by rights holders, which we refer to as remaining shares, will be offered, by means of the over-subscription privilege, first to record date stockholders who have fully exercised the rights issued to them and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the basic subscription. Rights holders should indicate on the subscription certificate that they submit with respect to the exercise of the rights issued to them how many additional shares they are willing to acquire pursuant to the over-subscription privilege. If there are sufficient remaining shares, all record date stockholders’ over-subscription requests will be honored in full. If record date stockholder requests for shares pursuant to the over-subscription privilege exceed the remaining shares available, the available remaining shares will be allocated pro-rata among record date stockholders who over-subscribe based on the number of shares held on the record date. The percentage of remaining shares each over-subscribing stockholder may acquire will be rounded down to result in delivery of whole shares. The allocation process may involve a series of allocations to assure that the total number of remaining shares available for over-subscriptions is distributed on a pro-rata basis. The formula to be used in allocating the remaining shares is as follows:

Stockholder’s Record Date Position	×	Remaining Shares
Total Record Date Position of All Over-Subscribers

Any rights holder other than record date stockholders who exercises rights is entitled to subscribe for remaining shares that are not otherwise over-subscribed for by record date stockholders. These non-record date rights holders should indicate, in the subscription certificate submitted with respect to the exercise of any rights, how many shares they are willing to acquire pursuant to the over-subscription privilege. There can be no assurance that non-record date rights holders will receive shares pursuant to the over-subscription privilege.

If sufficient remaining shares are available after the over-subscription privileges for the record date stockholders have been allotted, then all over-subscriptions by non-record date rights holders will be honored in full. If the remaining shares are insufficient to permit such allocation, the remaining shares will be allocated pro-rata among the non-record date rights holders who wish to exercise their over-subscription privilege, based on the number of rights held by such rights holders on the expiration date; provided, however, that if this pro-rata allocation results in any holder being allocated a greater number of shares than the holder subscribed for pursuant to the exercise of the over-subscription privilege, then such holder will be allocated only such number of shares pursuant to the over-subscription privilege as such holder subscribed for. The formula to be used in allocating the shares available to non-record date rights holders exercising their over-subscription privilege is as follows:

Non-Record Date Rights Holder’s Rights Ownership as of the Expiration Date	×	Shares Available for Non-Record Date Rights Holders Exercising Their Over-Subscription Privilege
Total Rights Ownership as of the Expiration Date of Non-Record Date Rights Holders Exercising Their Over-Subscription Privilege

Banks, brokers, trustees and other nominee holders of rights will be required to certify to the subscription agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of rights exercised pursuant to the basic subscription and the number of shares subscribed for pursuant to the over-subscription privilege by such beneficial owner.

We will not offer or sell in connection with the offering any shares that are not subscribed for pursuant to the basic subscription or the over-subscription privilege.

The Subscription Price

The subscription price for the shares to be issued pursuant to the offer will be 88% of the volume-weighted average of the sales prices of our shares of common stock on the Nasdaq Global Select Market on the five trading days ending on the date on which the offer expires. Since the expiration date will be April 18, 2008 (unless we extend the offer), and the subscription price will be determined on the expiration date, rights holders will not know the subscription price at the time of exercise and will be required initially to pay for both the shares subscribed for pursuant to their basic subscription rights and, if eligible, any additional shares subscribed for pursuant to the over-subscription privilege at the estimated subscription price of $            per share. Rights holders who exercise their rights will have no right to rescind a purchase after receipt of their completed subscription certificates together with payment for shares by the subscription agent. We do not have the right to withdraw the rights or cancel this offer after the rights have been distributed.

Expiration of the Offer

The offer will expire at 5:00 p.m., New York City time, on April 18, 2008, unless extended by us. The rights will expire on the expiration date of the offer and may not be exercised thereafter.

Any extension of the offering will be followed as promptly as practicable by announcement thereof, and in no event later than 9:00 a.m., New York City time, on the next business day following the previously scheduled expiration date. Without limiting the manner in which we may choose to make such announcement, we will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by issuing a press release or such other means of announcement as we deem appropriate.

Dilutive Effects

Any stockholder who chooses not to participate in this offering should expect to own a smaller interest in us upon completion of this offering. This offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their basic subscription rights. The amount of dilution that a stockholder will experience could be substantial. Further, because the net proceeds per share from the offering may be lower than our net asset value per share, the offering may reduce our net asset value per share.

Shares of closed-end investment companies have in the past frequently traded at discounts to their net asset values. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below our net asset value.

The transferable feature of the rights will afford non-participating stockholders the potential of receiving cash payment upon the sale of rights, receipt of which may be viewed as partial compensation for the dilution of their interests.

Notice of Net Asset Value Decline

As required by the SEC’s registration form, we will suspend the offer until we amend this prospectus if, subsequent to the effective date of this prospectus, our net asset value declines more than 10% from our net asset value as of that date. Accordingly, the expiration date would be extended and we would notify record date stockholders of the decline and permit participating rights holders to cancel their exercise of rights.

Information Agent

Georgeson Inc., which we call the information agent, will act as the information agent in connection with this offering. Georgeson can be contacted at the below address:

Georgeson Inc.

199 Water Street, 26th Floor

New York, NY 10038

(888) 897-5986

Subscription Agent

American Stock Transfer & Trust Company will act as the subscription agent in connection with this offering. The subscription agent will receive for its administrative, processing, invoicing and other services a fee estimated to be approximately $30,000, plus reimbursement for all out-of-pocket expenses related to the offer.

Completed subscription certificates must be sent together with full payment of the subscription price for all shares subscribed for in the basic subscription and the pursuant to the over-subscription privilege to the subscription agent by one of the methods described below. Alternatively, an Eligible Guarantor Institution may send notices of guaranteed delivery by facsimile to (718) 234-5001 which must be received by the subscription agent at or prior to 5:00 p.m., New York City time, on the expiration date of the offer. Facsimiles should be confirmed by telephone at (877) 248-6417 or (718) 921-8317. We will accept only properly completed and duly executed subscription certificates actually received at any of the addresses listed below, at or prior to 5:00 p.m., New York City time, on the expiration date of the offer or by the close of business on the third business day after the expiration date of the offer following timely receipt of a notice of guaranteed delivery. See “—Payment for Shares” below. In this prospectus, close of business means 5:00 p.m., New York City time, on the relevant date.

Subscription Certificate Delivery Method	Address/Number
By Notice of Guaranteed Delivery:	Contact an Eligible Guarantor Institution, which may include a commercial bank or trust company, a member firm of a domestic stock exchange or a savings bank or credit union, to notify us of your intent to exercise the rights.

Subscription Certificate Delivery Method	Address/Number

By Mail or Overnight Courier:	American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219

By Hand:	American Stock Transfer & Trust Company Attn: Reorganization Department 59 Maiden Lane New York, NY 10038

Delivery to an address other than one of the addresses listed above will not constitute valid delivery.

Any questions or requests for assistance concerning the method of subscribing for shares or for additional copies of this prospectus or subscription certificates or notices of guaranteed delivery may be directed to the subscription agent at its telephone number and address listed below:

By Hand:

American Stock Transfer & Trust Company

Attn: Reorganization Department

59 Maiden Lane

New York, NY 10038

Telephone:

(877) 248-6417 or

(718) 921-8317

Stockholders may also contact their broker-dealers or nominees for information with respect to the offer.

Methods for Exercising Rights

Rights are evidenced by subscription certificates that, except as described below under “—Foreign Stockholders,” will be mailed to record date stockholders or, if a record date stockholder’s shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by completing and signing the subscription certificate that accompanies this prospectus and mailing it in the envelope provided, or otherwise delivering the completed and duly executed subscription certificate to the subscription agent, together with payment in full for the shares at the estimated subscription price by the expiration date of the offer. Rights may also be exercised by contacting your broker, trustee or other nominee, who can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and duly executed subscription certificate pursuant to a notice of guaranteed delivery by the close of business on the third business day after the expiration date. A fee may be charged for this service. Completed subscription certificates and related payments must be received by the subscription agent prior to 5:00 p.m., New York City time, on or before the expiration date (unless payment is effected by means of a notice of guaranteed delivery as described below under “—Payment for Shares”) at the offices of the subscription agent at the address set forth above.

Exercise of the Over-Subscription Privilege

Record date stockholders who fully exercise all rights issued to them and rights holders other than record date stockholders, may both participate in the over-subscription privilege by indicating on their subscription certificate the number of shares they are willing to acquire. If sufficient remaining shares are available after the initial subscription, all over-subscriptions will be honored in full; otherwise remaining shares will be allocated first to record date stockholders and then (if any remaining shares are still available) to non-record date rights holders, and the number of remaining shares issued to some or all exercising rights holders participating in the over-subscription privilege may be reduced as described under “—Over-Subscription Privilege” above.

Record Date Stockholders Whose Shares are Held by a Nominee

Record date stockholders whose shares are held by a nominee, such as a bank, broker-dealer or trustee, must contact that nominee to exercise their rights. In that case, the nominee will complete the subscription certificate on behalf of the record date stockholder and arrange for proper payment by one of the methods set forth under “—Payment for Shares” below.

Nominees

Nominees, such as brokers, trustees or depositories for securities, who hold shares for the account of others should notify the respective beneficial owners of the shares as soon as possible to ascertain the beneficial owners’ intentions and to obtain instructions with respect to the rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the subscription agent with the proper payment as described under “—Payment for Shares” below.

All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the subscription price will be determined by us, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. We reserve the right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of our counsel, be unlawful.

Foreign Stockholders

Subscription certificates will not be mailed to foreign stockholders. Foreign stockholders will receive written notice of this offer. The subscription agent will hold the rights to which those subscription certificates relate for these stockholders’ accounts until instructions are received to exercise the rights, subject to applicable law. If no instructions have been received by 5:00 p.m., New York City time, on April 15, 2008, three business days prior to the expiration date (or, if the offer is extended, on or before three business days prior to the extended expiration date), the subscription agent will transfer the rights of these stockholders to the co-dealer managers, who will either purchase the rights or use their best efforts to sell them. The net proceeds, if any, from sale of those rights will be remitted to these stockholders.

Payment For Shares

Participating rights holders may choose between the following methods of payment:

(1)	A participating rights holder may send the subscription certificate together with payment for the shares acquired in the basic subscription and any additional shares subscribed for pursuant to the over-subscription privilege to the subscription agent based on the estimated subscription price of $ . To be accepted, the payment, together with a properly completed and executed subscription certificate, must be received by the subscription agent at one of the subscription agent’s offices set forth above, at or prior to 5:00 p.m., New York City time, on the expiration date.

(2)	A participating rights holder may request an Eligible Guarantor Institution as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, to send a notice of guaranteed delivery by facsimile or otherwise guaranteeing delivery of (i) payment of the full estimated subscription price of $ per share for the shares subscribed for in the basic subscription and any additional shares subscribed for pursuant to the over-subscription privilege and (ii) a properly completed and duly executed subscription certificate. The subscription agent will not honor a notice of guaranteed delivery unless a properly completed and duly executed subscription certificate and full payment for the shares is received by the subscription agent at or prior to 5:00 p.m., New York City time, on April 23, 2008 (or, if the offer is extended, by the close of business two business days prior to the extended expiration date).

Participating rights holders will have no right to rescind their subscription after receipt of their payment for shares by the subscription agent, except as provided above under “—Notice of Net Asset Value Decline.”

All payments by a participating rights holder must be in U.S. dollars by money order or check or bank draft drawn on a bank or branch located in the United States and payable to MCG Capital Corporation. The subscription agent will hold all funds received by it prior to the final payment date pending pro-ration and distribution of the shares.

The method of delivery of subscription certificates and payment of the subscription price to us will be at the election and risk of the participating rights holders, but if sent by mail it is recommended that such certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the subscription agent and clearance of payment prior to 5:00 p.m., New York City time, on the expiration date or the date guaranteed payments are due under a notice of guaranteed delivery (as applicable). Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier’s check or money order.

On a date within five business days following the expiration date, the subscription agent will send to each participating rights holder (or, if rights are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing (i) the number of shares purchased pursuant to the basic subscription; (ii) the number of shares, if any, acquired pursuant to the over-subscription privilege; (iii) the per share and total purchase price for the shares; and (iv) any additional amount payable to us by the participating rights holder or any excess to be refunded by us to the participating rights holder, in each case based on the subscription price as determined on the expiration date. If any participating rights holder, if eligible, exercises his or her right to acquire shares pursuant to the over-subscription privilege, any excess payment which would otherwise be refunded to him or her will be applied by us toward payment for shares acquired pursuant to the exercise of the over-subscription privilege. Any additional payment required from a participating rights holder must be received by the subscription agent within ten business days after the confirmation date. Any excess payment to be refunded by us to a participating rights holder will be mailed by the subscription agent to the rights holder as promptly as practicable.

Whichever of the two methods described above is used, issuance of the shares purchased is subject to collection of checks and actual payment. If a participating rights holder who subscribes for shares pursuant to the basic subscription or over-subscription privilege does not make payment of any amounts due by the expiration date, the date guaranteed payments are due under a notice of guaranteed delivery or within ten business days of the confirmation date, as applicable, the subscription agent reserves the right to take any or all of the following actions: (i) find other participating rights holders who wish to subscribe for such subscribed and unpaid for shares; (ii) apply any payment actually received by it from the participating rights holder toward the purchase of the greatest whole number of shares which could be acquired by such participating rights holder upon exercise of the basic subscription and/or the over-subscription privilege; and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed for shares.

All questions concerning the timeliness, validity, form and eligibility of any exercise of rights will be determined by us, whose determinations will be final and binding. We, in our sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine, or reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. The subscription agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

Sale of Rights

The Rights are Transferable until the Day Immediately Preceding the Expiration Date

The rights will be listed on the Nasdaq Global Select Market under the symbol “MCGCR.” While the Company will use its best efforts to ensure that an adequate trading market for the rights will exist, no assurance can be given that a market for the rights will develop. Trading in the rights on the Nasdaq Global Select Market is expected to be conducted beginning on or about March 26, 2008, and continuing until and including April 17, 2008 (or if the offer is extended, until the day immediately prior to the extended expiration date). Rights holders are encouraged to contact their broker-dealer, bank, trustee or other nominees for more information about trading of the rights.

Sales through Co-Dealer Managers

Stockholders who do not wish to exercise any or all of their rights may instruct the subscription agent that they wish to sell any rights they do not intend to exercise themselves through or to co-dealer managers. Subscription certificates representing the rights to be sold through or to co-dealer managers must be received by the subscription agent on or before April 23, 2008 (or if the offer is extended, until two business days prior to the extended expiration date). Upon the timely receipt by the subscription agent of appropriate instructions to sell rights, the co-dealer managers will be asked either to purchase or to use their best efforts to complete the sale and the subscription agent will remit the proceeds of the sale to the selling stockholders. If the rights can be sold, sales of such rights will be deemed to have been effected at the weighted-average price received by the selling dealer manager on the day such rights are sold. The sale price of any rights sold to the co-dealer managers will be based upon the then current market price for the rights. The co-dealer managers will also attempt to sell all rights which remain unclaimed as a result of subscription certificates being returned by the postal authorities to the subscription agent as undeliverable as of the fourth business day prior to the expiration date of the offer. The subscription agent will hold the proceeds from those sales for the benefit of such non-claiming stockholders until such proceeds are either claimed or revert to the state pursuant to applicable state law. There can be no assurance that the co-dealer managers will purchase or be able to complete the sale of any such rights, and neither we nor the co-dealer managers have guaranteed any minimum sales price for the rights. If a stockholder chooses to use another broker-dealer or other financial institution to sell rights, then the other broker-dealer or financial institution may charge a fee to sell the rights.

Other Transfers

The rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the rights evidenced by a single subscription certificate may be transferred by delivering to the subscription agent a subscription certificate properly endorsed for transfer, with instructions to register such portion of the rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing such transferred rights. In such event, a new subscription certificate evidencing the balance of the rights, if any, will be issued to the stockholder or, if the stockholder so instructs, to an additional transferee. The signature on the subscription certificate must correspond to the name as written upon the face of the subscription certificate, without alteration or enlargement, or any change. A signature guarantee must be provided by an Eligible Guarantor Institution as that term is defined in Rule 17Ad-15 under the Exchange Act, subject to the standards and procedures adopted by us.

Stockholders wishing to transfer all or a portion of their rights should allow at least five business days prior to the expiration date of the offer for (i) the transfer instructions to be received and processed by the subscription agent; (ii) a new subscription certificate to be issued and transmitted to the transferee or transferees with respect to transferred rights, and to the transferor with respect to retained rights, if any; and (iii) the rights evidenced by such new subscription certificate to be exercised or sold by the recipients thereof. Neither we nor the subscription agent nor the co-dealer managers shall have any liability to a transferee or transferor of rights if subscription certificates are not received in time for exercise prior to the expiration date of the offer or sale prior to the day immediately preceding the expiration date of the offer (or, if the offer is extended, the extended expiration date).

Except for the fees charged by the subscription agent and co-dealer managers, which will be paid by us, all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of rights will be for the account of the transferor of the rights, and none of those commissions, fees or expenses will be paid by us, the subscription agent or the co-dealer managers.

We anticipate that the rights will be eligible for transfer through, and that the exercise of the basic subscription and the over-subscription privilege may be effected through, the facilities of the Depository Trust Company, or DTC. Holders of DTC exercised rights may exercise the over-subscription privilege in respect of such DTC exercised rights by properly completing and duly executing and delivering to the subscription agent, at or prior to 5:00 p.m., New York City time, on the expiration date of the offer, a form satisfactory to the subscription agent, together with payment of the estimated subscription price for the number of shares for which the over-subscription privilege is to be exercised.

Delivery of Stock Certificates

Unless requested otherwise, stock certificates will not be issued for shares of our common stock offered in this rights offering. Stockholders who are record owners will have the shares they acquire credited to their account with our transfer agent. All future dividends paid on such shares will be paid either in cash or reinvested into additional shares, depending on the election you made in connection with our dividend reinvestment plan. Stockholders whose common stock are held by a nominee will have the shares they acquire credited to the account of such nominee holder.

Federal Income Tax Considerations of the Offer

For federal income tax purposes, neither the receipt nor the exercise of the rights by record date stockholders will result in taxable income to such stockholders, and no loss will be realized if the rights expire without exercise.

A record date stockholder’s basis in a right will be zero unless either (i) the fair market value of the right on the date of distribution is 15% or more of the fair market value of the shares with respect to which the right was distributed or (ii) the record date stockholder elects, in his or her federal income tax return for the taxable year in which the right is received, to allocate part of the basis of the shares to the right. If either of clauses (i) or (ii) is applicable, then if the right is exercised, the record date stockholder will allocate his or her basis in the shares with respect to which the right was distributed between the shares and the right in proportion to the fair market values of each on the date of distribution.

The holding period of a right received by a record date stockholder includes the holding period of the shares with regard to which the right is issued. If the right is exercised, the holding period of the shares acquired begins on the date the right is exercised.

If a right is sold, a gain or loss will be realized by the rights holder in an amount equal to the difference between the basis of the right sold and the amount realized on its disposition.

A record date stockholder’s basis for determining gain or loss upon the sale of a share acquired upon the exercise of a right will be equal to the sum of the record date stockholder’s basis in the right, if any, and the subscription price per share. A record date stockholder’s gain or loss recognized upon a sale of a share acquired upon the exercise of a right will be a capital gain or loss (assuming the share was held as a capital asset at the time of sale) and will be a long-term capital gain or loss if the share is held for more than one year.

The foregoing is a general summary of the material United States federal income tax consequences of the offer under the provisions of the Internal Revenue Code, as amended, or the Code, and Treasury regulations in effect as of the date of the prospectus that are generally applicable to record date stockholders who are United States persons within the meaning of the Code, and does not address any foreign, state or local tax consequences. The Code and Treasury regulations are subject to change or differing interpretations by legislative or administrative action, which may be retroactive. Participating rights holders should consult their tax advisors regarding specific questions as to foreign, federal, state or local taxes.

ERISA Considerations

Stockholders who are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, which we refer to as ERISA (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts should be aware that additional contributions of cash to a retirement plan (other than rollover contributions or trustee-to-trustee transfers from other retirement plans) in order to exercise rights would be treated as contributions to the retirement plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of retirement plans qualified under Section 401(a) of the Code and certain other retirement plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. It may also be a reportable distribution and there may be other adverse tax and ERISA consequences if rights are sold or transferred by a retirement plan.

Retirement plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code. If any portion of an individual retirement account is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may impact the exercise of rights. Due to the complexity of these rules and the penalties for noncompliance, retirement plans should consult with their counsel and other advisers regarding the consequences of their exercise of rights under ERISA and the Code.

Distribution Arrangements

J.P. Morgan Securities Inc., SunTrust Robinson Humphrey, Inc. and RBC Capital Markets Corporation, which are broker-dealers and members of FINRA, will act as co-dealer managers for this offer. Under the terms and subject to the conditions contained in the co-dealer manager agreement, the co-dealer managers will provide marketing services in connection with this offer and will solicit the exercise of rights and participation in the over-subscription privilege. This offer is not contingent upon any number of rights being exercised. We have agreed to pay the co-dealer managers a fee for their marketing and soliciting services equal to 4% of the aggregate subscription price for shares issued pursuant to this offer.

In addition, we have agreed to reimburse the co-dealer managers an aggregate amount up to $100,000 for their expenses incurred in connection with this offer. We have agreed to indemnify the co-dealer managers for, or contribute to losses arising out of, certain liabilities, including liabilities under the Securities Act of 1933. The co-dealer managers agreement also provides that the co-dealer managers will not be subject to any liability to us in rendering the services contemplated by the co-dealer managers agreement except for any act of bad faith, willful misfeasance, or gross negligence of the co-dealer managers or reckless disregard by the co-dealer managers of their obligations and duties under the co-dealer managers agreement.

We have, through MCG Commercial Loan Funding Trust, a $250.0 million warehouse financing facility funded through Three Pillars Funding LLC, an asset-backed commercial paper conduit administered by SunTrust Capital Markets, Inc., an affiliate of one of our co-dealer managers.

The principal business address of the co-dealer managers are: J.P. Morgan Securities Inc., 277 Park Avenue, New York, NY 10172; SunTrust Robinson Humphrey, Inc., 3333 Peachtree Road, N.E., Atlanta, GA 30326 and RBC Capital Markets Corporation, One Liberty Plaza, New York, NY 10006.

We have agreed with the co-dealer managers that, for a period of 30 days following the Expiration Date neither we nor certain of our senior executive officers will offer, sell, contract to sell, hedge or otherwise dispose of, directly or indirectly, any shares of our common stock or any securities convertible into or exchangeable for shares of our common stock without the prior written consent of J.P. Morgan Securities Inc. subject to certain exceptions, including, among others, sales of shares of our common stock necessary to derive sufficient proceeds to repay in a timely fashion all tax payments associated with the lapsing of forfeiture restrictions on shares of restricted stock and existing encumbrances on common stock granted in our favor or pursuant to margin or other borrowing arrangements. However, the co-dealer managers may, in their sole discretion and at any time without notice, release all or any portion of the securities subject to these agreements.

Prior to the expiration of this offer, the co-dealer managers may independently offer for sale shares, including shares acquired through purchasing and exercising the rights, at prices they set. The co-dealer managers may realize profits or losses independent of any fees described in this prospectus.

USE OF PROCEEDS

Assuming 9,500,000 shares of our common stock are sold at the estimated subscription price of $        , the net proceeds from this offer will be approximately $         million, after deducting co-dealer manager fees and other expenses related to this offering payable by us estimated at $            . There can be no assurance that all the rights will be exercised in full, and the subscription price will not be determined until the close of business on the expiration date.

We expect to use the net proceeds from this offering to originate loans to and investments in primarily private middle market companies and for working capital and general corporate purposes. We may also use the net proceeds from this offering to reduce borrowings under our Revolving Unsecured Credit Facility with Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”) and our Commercial Loan Funding Trust Facility through Three Pillars Funding LLC, an asset-backed commercial paper program administered by SunTrust Bank. Amounts repaid under our Revolving Unsecured Credit Facility and our Commercial Loan Funding Trust Facility will remain available for future borrowings to be used for originations. At March 17, 2008, the interest rate on our Revolving Unsecured Credit Facility was LIBOR plus 2.00% and there was approximately $58.5 million outstanding. Our Revolving Unsecured Credit Facility is scheduled to mature on June 4, 2008. Our Commercial Loan Funding Trust Facility is funded through two separate Variable Funding Certificates (“VFC”). At March 17, 2008, the interest rate on our Commercial Loan Funding Trust Facility Class A VFC was the commercial paper rate plus 0.75% and there was approximately $96.6 million outstanding. At March 17, 2008, the interest rate on our Commercial Loan Funding Trust Facility Class B VFC was the commercial paper rate plus 1.50% and there was approximately $8.3 million outstanding. The Commercial Loan Funding Trust is scheduled to terminate in November 2010, but is subject to annual renewal and may be extended under certain circumstances. In July 2007 the facility was renewed through July 25, 2008.

We anticipate that substantially all of the net proceeds from this rights offering will be used, as described above, within one year, but in no event longer than two years. Pending investment, we intend to temporarily repay debt or invest the net proceeds in interest-bearing deposits or other short-term investment instruments. Our ability to achieve our investment objective may be limited to the extent that the net proceeds, pending full investment, are held in interest-bearing deposits and other short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq Global Select Market under the symbol “MCGC.” The following table sets forth the range of high and low closing prices of our common stock as reported on the Nasdaq Global Select Market, the closing sales price as a percentage of net asset value (NAV) and the dividends declared by us for each fiscal quarter. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

	NAV(a)			Premium/ Discount of High Sales Price to NAV	Premium/ Discount of Low Sales Price to NAV	Cash Dividend Per Share(b)
		High	Low
		Price Range
Fiscal 2005
First quarter	$12.25	$17.57	$15.05	143%	123%	$0.42
Second quarter	12.45	17.20	15.08	138	121	0.42
Third quarter	12.42	18.42	16.85	148	136	0.42
Fourth quarter	12.48	16.85	14.07	135	113	0.42
Fiscal 2006
First quarter	12.59	16.19	14.06	129	112	0.42
Second quarter	12.65	15.98	13.85	126	109	0.42
Third quarter	12.67	17.02	15.28	134	121	0.42
Fourth quarter	12.83	20.80	16.00	162	125	0.42
Fiscal 2007
First quarter	12.79	20.37	16.81	159	131	0.44
Second quarter	13.23	20.00	15.93	151	120	0.44
Third quarter	13.22	16.49	12.95	125	98	0.44
Fourth quarter	12.73	14.70	10.25	115	81	0.44
Fiscal 2008
First quarter (through March 17, 2008)	*	13.61	9.45	*	*	0.44

(a)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(b)	Represents the dividend declared in the specified quarter.
*	Not presently determinable for this period.

The last reported price for our common stock on March 17, 2008 was $9.45 per share. As of March 14, 2008, we had 170 stockholders of record.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. At times our shares of common stock have traded in excess of net asset value and at times our shares of common stock have traded at a discount to the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

We intend to make distributions on a quarterly basis to our stockholders of substantially all of our income. We may elect to make deemed distributions to our stockholders of certain net capital gains. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Certain U.S. Federal Income Tax Considerations.”

We may not be able to achieve operating results that will allow us to make distributions or to increase the amount of these distributions in the future. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a business development company under the 1940 Act. For a more detailed discussion of the asset coverage requirements, see “Regulation.” If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of favorable RIC tax treatment. We cannot assure shareholders that they will receive any distributions or distributions at a particular level.

The following table summarizes our dividends declared since January 1, 2005:

Date Declared	Record Date	Payment Date	Amount
February 22, 2008	March 12, 2008	April 29, 2008	$0.44
October 25, 2007	November 21, 2007	January 30, 2008	0.44
July 26, 2007	August 23, 2007	October 30, 2007	0.44
April 17, 2007	May 24, 2007	July 30, 2007	0.44
February 15, 2007	March 15, 2007	April 27, 2007	0.44
October 26, 2006	November 22, 2006	January 30, 2007	0.42
July 27, 2006	August 24, 2006	October 30, 2006	0.42
April 27, 2006	May 25, 2006	July 28, 2006	0.42
February 16, 2006	March 16, 2006	April 27, 2006	0.42
October 26, 2005	November 23, 2005	January 30, 2006	0.42
July 27, 2005	August 25, 2005	October 28, 2005	0.42
April 27, 2005	May 26, 2005	July 28, 2005	0.42
February 23, 2005	March 14, 2005	April 28, 2005	0.42

Since December 2001, we have declared distributions totaling $11.51 per share. For 2008, we currently estimate that our dividends will be at least $1.76 per share. This estimate takes into consideration our expectations for the performance of our business and estimates of distributable net operating income, net income, capital gains and taxable income for 2008.

Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to our stockholders. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our taxable ordinary income or capital gains. Stockholders should read any written disclosure accompanying a dividend payment carefully and should not assume that the source of any distribution is our taxable ordinary income or capital gains.

The table below shows the detail of our distributions for the years ended December 31, 2007 and 2006:

	2007		2006
Ordinary income(a)	$1.52	87.4%	$1.01	60.1%
Capital gains(a)	0.22	12.6	—	—
Return of capital(b)	—	—	0.67	39.9%

Total reported on tax Form 1099-DIV	$1.74	100.0%	$1.68	100.0%

(a)	Ordinary income is reported on Form 1099-DIV as either qualified or non-qualified and long-term capital gains are reported on Form 1099-DIV in various sub-categories which have differing tax treatments for stockholders. Those subcategories have not been shown here.
(b)	Return of capital refers to those amounts reported as nontaxable distributions on Form 1099-DIV.

On a tax basis, distributions to stockholders in 2007 were approximately $92.5 million ordinary income and $13.3 million of long term capital gains, and in 2006 were approximately $53.0 million of ordinary income and $35.2 million of return of capital.

There are certain differences between the net income reported in our consolidated financial statements and our taxable income. The following table is a reconciliation of GAAP net income to taxable net income for the years ended December 31, 2007 and 2006:

(dollars in thousands)	2007	2006
Net income	$86,636	$100,949
Net gain of subsidiary not consolidated for tax purposes	(12,186)	—
Net change in unrealized depreciation (appreciation) on investments not taxable until realized	34,637	(34,604)
Timing difference related to deductability of long-term incentive compensation	4,207	2,468
Interest income on nonaccrual loans that is taxable	17,040	3,612
Dividend income accrued for GAAP purposes which is not yet taxable	(49,390)	(23,861)
Distributions from taxable subsidiaries	24,395	2,249
Federal tax expense	1,864	2,661
Other, net	(1,051)	(93)

Taxable income before deductions for distributions	$106,152	$53,381

We have adopted an “opt in” dividend reinvestment plan for our common stockholders. Under the plan, if you own shares of our common stock registered in your own name, you can have all distributions automatically reinvested in additional whole and fractional shares of common stock if you enroll in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you may not be able to participate in our dividend reinvestment plan and should contact the broker or nominee for details. For more information regarding the plan, see “Dividend Reinvestment Plan.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the Selected Financial Data and Other Data, and our Consolidated Financial Statements and notes thereto appearing elsewhere in this prospectus.

Overview

MCG Capital Corporation is a solutions-focused commercial finance company providing capital and advisory services to middle market companies throughout the United States. We make debt and equity investments primarily in companies with annual revenue of $20 million to $200 million and earnings before interest, taxes, depreciation and amortization, or EBITDA, of $3 million to $25 million, which we refer to as “middle market” companies. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, buyouts, organic growth and working capital. We identify and source new customers through multiple channels, including private equity sponsors, investment bankers, brokers, fund-less sponsors, institutional syndication partners, other club lenders and owner operators.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to meet various regulatory tests which include investing at least 70% of our total assets in private or thinly traded public U.S.-based companies and meeting a coverage ratio of total net assets to total senior securities, which include all of our borrowings (including accrued interest payable) and any preferred stock we may issue in the future, of at least 200%. In addition, we have elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code. In order to continue to qualify as a RIC for federal income tax purposes, we must meet certain requirements, including certain minimum distribution requirements. Pursuant to this election, if we satisfy those requirements, we generally will not have to pay corporate-level taxes on any income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability. From time to time our wholly owned subsidiaries may execute transactions that trigger corporate level tax liabilities. In such cases, we recognize a tax provision in the period that the taxable event becomes probable.

Portfolio Composition and Investment Activity

The total value of our investment portfolio, exclusive of unearned income, was $1,555.9 million and $1,257.6 million at December 31, 2007 and December 31, 2006, respectively. During the year ended December 31, 2007, we originated investments in 31 portfolio companies (some of which were new customers and some of which were existing customers) and made advances to existing customers pursuant to contractual terms. Our gross originations and advances totaled $675.5 million, at cost and $544.7 million, at cost, during the years ended December 31, 2007 and 2006, respectively. During the year ended December 31, 2007, the total value of newly originated investments, additional investments in existing portfolio companies, accrual of payment-in-kind interest and dividends, and net unrealized appreciation on investments, net of sales and repayments of securities, resulted in a $298.3 million increase in the total portfolio value of our investments, exclusive of unearned income.

Total portfolio investment activity (exclusive of unearned income) for the years ended December 31, 2007 and 2006 was as follows:

(dollars in millions)	2007	2006
Beginning investment portfolio	$1,257.6	$1,097.6
Originations and advances	675.5	544.7
Gross payments/reductions/sales of securities/other	(363.8)	(404.5)
Net unrealized (losses) gains	(18.0)	23.6
Net realized gains (losses)	21.2	(14.6)
Reversals of unrealized (appreciation) depreciation	(16.6)	10.8

Ending investment portfolio	$1,555.9	$1,257.6

During the year ended December 31, 2007, our increase in equity investments was primarily due to the increase in our control investments to approximately $764.6 million at December 31, 2007 from approximately $526.1 million at December 31, 2006.

The following table shows our portfolio of investments by security type at December 31, 2007 and 2006:

	December 31, 2007		December 31, 2006
(dollars in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt	$484.4	31.1%	$389.7	31.0%
Subordinated debt
Secured	528.1	33.9	495.0	39.3
Unsecured	32.5	2.1	24.7	2.0

Total debt investments	1,045.0	67.1	909.4	72.3

Preferred equity	447.2	28.8	285.1	22.7
Common/common equivalents equity	63.7	4.1	63.1	5.0

Total equity investments	510.9	32.9	348.2	27.7

Total portfolio	$1,555.9	100.0%	$1,257.6	100.0%

The following table shows our gross originations and advances during 2007 and 2006 by security type:

(dollars in millions)	2007	2006
Senior secured debt	$288.3	$176.0
Subordinated debt	222.0	256.7
Preferred equity	156.5	103.1
Common/common equivalents equity	8.7	8.9

Total	$675.5	$544.7

The following table shows our gross payments, reductions, and sales of securities during 2007 and 2006 by security type:

(dollars in millions)	2007	2006
Senior secured debt	$191.5	$307.5
Subordinated debt	119.4	84.5
Preferred equity	18.9	1.9
Common/common equivalents	34.0	10.6

Total	$363.8	$404.5

During the years ended December 31, 2007 and 2006, our gross payments, reductions and sales of securities by transaction type included:

(dollars in millions)	2007	2006
Scheduled principal amortization	$50.4	$35.9
Senior loan sales	33.1	102.7
Principal repayments	213.3	245.0
Payment of paid-in-kind interest and dividends	22.1	10.3
Sales of equity investments	44.9	10.6

Total	$363.8	$404.5

The following table shows our portfolio of investments by industry at fair value, as of December 31, 2007 and 2006 (excluding unearned income):

	December 31, 2007		December 31, 2006
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value (a)	Percentage of Total Portfolio (a)
(dollars in millions)
Telecommunications—CLEC (competitive local exchange carriers)	$256.8	16.5%	$274.1	21.8%
Other Communications	40.0	2.6	84.0	6.7
Healthcare	137.4	8.8	112.1	8.9
Cable	115.7	7.4	38.7	3.1
Broadcasting	88.7	5.7	39.9	3.2
Business Services	87.9	5.7	51.2	4.1
Plastic Products	81.5	5.2	60.0	4.8
Food Services	80.0	5.1	21.2	1.7
Logistics	70.4	4.5	—	—
Publishing	60.2	3.9	68.0	5.4
Laboratory Instruments	54.9	3.5	58.4	4.6
Home Furnishings	49.8	3.2	52.5	4.2
Sporting Goods	47.1	3.0	26.9	2.1
Entertainment	43.1	2.8	41.5	3.3
Electronics	40.8	2.6	24.8	2.0
Consumer Products	38.5	2.5	19.4	1.5
Information Services	37.7	2.4	47.4	3.8
Auto Parts	34.7	2.2	17.2	1.4
Technology	34.1	2.2	36.2	2.9
Education	32.2	2.1	31.0	2.5
Other Media	20.3	1.3	24.1	1.9
Leisure Activities	13.7	0.9	14.3	1.1
Newspaper	12.7	0.8	90.6	7.2
Other (a)	77.7	5.1	24.1	1.8

	$1,555.9	100.0%	$1,257.6	100.0%

(a)	No individual industry within this category exceeds 1%.

At December 31, 2007, our ten largest portfolio companies represented approximately 39.9% of the total fair value of our investments. These ten customers accounted for approximately 38.0% of our total revenue during the year ended December 31, 2007. At December 31, 2007, approximately 19.1% of our portfolio at fair value was invested in companies in the communications industry, of which 16.5% were in CLECs. Our remaining investments in the communications industry include telecommunications tower companies, rural local exchange carriers, Internet service providers, wireless companies and security alarm companies. Two of our portfolio companies, which we control, Broadview Networks Holdings, Inc. (“Broadview”) and Cleartel Communications, Inc. (“Cleartel”) are CLECs. Broadview is our largest investment. See “—Results of Operations” for additional information regarding our investments in Broadview and Cleartel.

Asset Quality

Asset quality is generally a function of portfolio company performance, economic conditions, and our underwriting and ongoing management of our investment portfolio. In addition to various risk management and monitoring tools, we also use an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. We use the following 1 to 5 investment rating scale:

Investment Rating	Summary Description
1	Capital gain expected or realized
2	Full return of principal and interest or dividend expected with customer performing in accordance with plan
3	Full return of principal and interest or dividend expected but customer requires closer monitoring
4	Some loss of interest or dividend expected but still expecting an overall positive internal rate of return on the investment
5	Loss of interest or dividend and some loss of principal investment expected which would result in an overall negative internal rate of return on the investment

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of December 31, 2007 and 2006:

(dollars in millions)	December 31, 2007			December 31, 2006
Investment Rating	Investments at Fair Value		Percentage of Total Portfolio	Investments at Fair Value		Percentage of Total Portfolio
1	1,113.8	(a)	71.6%	$785.3	(a)	62.4%
2	209.0		13.4	285.5		22.7
3	181.8		11.7	158.2		12.6
4	20.2		1.3	23.6		1.9
5	31.1	(b)	2.0	5.0		0.4

	$1,555.9		100.0%	$1,257.6		100.0%

(a)	At December 31, 2007 and 2006, approximately $627.4 million and $447.4 million, respectively, of our investments with an investment rating of “1” were loans to companies in which we also hold equity securities or for which we have already realized a gain on our equity investment.

(b)	The increase in the amount of investments with an investment rating of “5” from December 31, 2006 to December 31, 2007 is primarily due to our investment in Cleartel. See “—Results of Operations” for additional information regarding our investment in Cleartel.

When one of our loans becomes more than 90 days past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and will generally cease recognizing interest income on that loan until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. However, we may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. The following table summarizes loans on non-accrual status and loans greater than 90 days past due, at fair value, at December 31, 2007 and 2006:

	December 31, 2007			December 31, 2006
(dollars in millions)	Fair Value	% of Loan Portfolio	% of Total Portfolio	Fair Value	% of Loan Portfolio	% of Total Portfolio
Loans greater than 90 days past due
On non-accrual status	$0.1	—%	—%	$20.1	2.21%	1.60%
Not on non-accrual status	—	—	—	1.8	0.20	0.14

Total loans greater than 90 days past due	$0.1	—%	—%	$21.9	2.41%	1.74%

Loans on non-accrual status
0 to 90 days past due	$68.7	6.58%	4.42%	$15.3	1.68%	1.21%
Greater than 90 days past due	0.1	—	—	20.1	2.21	1.60

Total loans on non-accrual status	$68.8	6.58%	4.42%	$35.4	3.89%	2.81%

Total loans on non accrual status excluding Cleartel	$42.6	4.07%	2.74%	$35.4	3.89%	2.81%

The increase in loans on non-accrual status from $35.4 million at December 31, 2006 to $68.8 million at December 31, 2007 is primarily due to the placement of three portfolio companies on non-accrual status during 2007 with an aggregate fair value of approximately $56.2 million at December 31, 2007. This increase was partially offset by the placement of two portfolio companies back on accrual status during 2007 with an aggregate fair value of approximately $22.1 million at December 31, 2007. One of the three loans placed on non-accrual status in 2007 was our control investment in Cleartel Communications, Inc. (“Cleartel”), a CLEC serving primarily residential customers. During the year ended December 31, 2007, we invested an additional $20.0 million into Cleartel in order to support their operations, of which $4.7 million was invested during the fourth quarter of 2007. In December 2007, we converted a portion of our subordinated debt investment in Cleartel into common stock. This debt to equity conversion did not result in any additional cash investments or repayments. We may elect to make additional investments in Cleartel in future periods to support its business initiatives. As of December 31, 2007, our investment in Cleartel is comprised of subordinated debt with a fair value of $26.2 million, preferred stock with a fair value of zero and 100% of the common stock of Cleartel with a fair value of zero. These fair values reflect unrealized depreciation recorded during 2007 of approximately $63.5 million, including $38.9 million recorded during the fourth quarter. At December 31, 2007, Cleartel represented approximately 1.7% of the fair value of our investments compared to 5.8% of the fair value of our investments at December 31, 2006.

Cleartel has made several acquisitions in recent years, including the acquisition of Supra Telecom (“Supra”), a Florida-based CLEC, during the fourth quarter of 2006. Cleartel achieved operating results during 2007 that were materially below expectations and has not met our expectations and projections with respect to the realization of synergies from its acquisitions, reductions in customer attrition and bad debts and the initiation and effective implementation of new marketing programs. During the third quarter of 2007, in connection with the completion of a re-evaluation of Cleartel’s multi-year business plan, it became evident that revenue levels in future periods will run at lower levels than previously anticipated and it will take longer than expected for Cleartel to achieve meaningful profitability. This was due in part to the fact that Cleartel has reduced some of its less profitable initiatives and in part to the impact of the customer attrition that occurred. Because we view revenue as a key component of value, we recorded an unrealized loss of $24.6 million on our Cleartel investment in the third quarter of 2007. During the fourth quarter of 2007, Cleartel continued to significantly underperform on these expectations, which resulted in a further reduction of forecasted revenue. As a result of Cleartel’s underperformance, we recorded an additional $38.9 million unrealized loss during the fourth quarter of 2007.

Since our Cleartel investment is not currently generating sufficient earnings to service its capital structure, all of our Cleartel debt investments were placed on non-accrual status during the first quarter of 2007 and remained on non-accrual status throughout 2007. This investment will remain on non-accrual status until the underlying financial results and cash flows of Cleartel improve. We cannot predict with certainty when any of our Cleartel investments will return to accrual status. At a minimum, we do not expect our Cleartel debt investment to return to accrual status in 2008.

Our ability to recognize income from our investment in Cleartel in future periods and the fair value of our investment in Cleartel will be dependent on the financial and operational performance of Cleartel.

Results of Operations

Comparison of the Years Ended December 31, 2007 and 2006

The following table shows the components of our net income for the years ended December 31, 2007 and 2006:

	Year Ended December 31
(dollars in millions)	2007	2006	Change	Percentage Change
Revenue
Interest and dividend income	$171.3	$132.9	$38.4	29%
Loan fees	5.6	6.0	(0.4)	(7%)

Total interest and dividend income	176.9	138.9	38.0	27%
Advisory fees and other income	10.2	15.5	(5.3)	(34%)

Total revenue	187.1	154.4	32.7	21%
Operating expenses
Interest expense	43.1	36.3	6.8	19%
Employee compensation:
Salaries and benefits	21.8	21.3	0.5	2%
Amortization of employee restricted stock	9.0	3.5	5.5	157%

Total employee compensation	30.8	24.8	6.0	24%
General and administrative expense	11.3	9.7	1.6	16%

Total operating expenses	85.2	70.8	14.4	20%

Net operating income before investment gains and losses and income tax provision	101.9	83.6	18.3	22%

Net investment (losses) gains before income tax provision	(12.9)	20.0	(32.9)	N/A

Income tax provision	2.4	2.7	(0.3)	(11%)

Net income	$86.6	$100.9	$(14.3)	(14%)

Total Revenue

Total revenue includes interest and dividend income and advisory fees and other income. The level of interest income is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average yield varies from period to period based on the current stated interest rate on interest-bearing investments and the amounts of loans for which interest is not accruing. Dividend income results from dividends earned on our equity investments or from dividends declared and paid by our portfolio companies. Dividend income will vary from period to period depending upon the level of yield on our equity investments and the amount of equities outstanding, as well as the value of the underlying securities.

Total interest and dividend income, which includes loan fees, increased $38.0 million for the year ended December 31, 2007 compared to the year ended December 31, 2006. Interest income, exclusive of loan fees, increased approximately $12.9 million during the year ended December 31, 2007 compared to the year ended December 31, 2006. This increase was due to the increase in our average loan portfolio, which had an impact of approximately $16.4 million, increases in LIBOR, which had an impact of approximately $0.9 million, an increase in the impact of previously unaccrued interest of $0.5 million and an increase in spread to LIBOR on yielding loans, which had an impact of approximately $5.6 million. These increases were partially offset by the impact of non-accrual loans of approximately $(10.5) million. We include in interest income certain amounts that we have not received in cash, such as contractual paid-in-kind (PIK) interest. PIK interest represents contractually deferred interest that is added to the loan balance and which may be prepaid either by contract or the portfolio company’s choice, but is generally paid at the end of the loan term. During the year ended December 31, 2007 and 2006, we recognized approximately $2.9 million and $2.4 million, respectively, of previously unaccrued PIK interest that was paid in cash. The following table shows the PIK related activity for the years ended December 31, 2007 and 2006:

(dollars in millions)	2007	2006
Beginning PIK loan balance	$11.1	$13.5
PIK interest earned during the period	17.8	14.7
Principal payments of cash on PIK loans	(13.8)	(13.8)
PIK loans converted to other securities	(0.7)	(9.9)
PIK loans purchased	0.4	—
Interest receivable converted to PIK	2.9	7.2
Realized loss	—	(0.6)

Ending PIK loan balance	$17.7	$11.1

Dividend income increased approximately $25.5 million for the year ended December 31, 2007 compared to the year ended December 31, 2006. Certain of our equity investments have stated accruing dividend rates, for which we accrue dividends as they are earned to the extent we believe they will ultimately be paid. The increase in accrued preferred dividends for the year ended December 31, 2007 as compared to the year ended December 31, 2006 was primarily due to an increase of approximately $12.2 million in accrued preferred dividends from our investment in Broadview, the receipt and recognition of approximately $1.6 million of previously unaccrued dividends from one of our portfolio companies, Stratford School Holdings, Inc., approximately $1.5 million of previously unaccrued dividends on one of our portfolio companies, JUPR Holdings, Inc. and approximately $3.4 million of previously unaccrued dividends we received when we sold our investment in Superior Publishing Corporation. We recognized dividend income equal to the contractual accruing dividend on our preferred equity investment in Broadview of approximately $29.8 million and $17.6 million for the years ended December 31, 2007 and 2006, respectively. The remainder of the increase in dividend income is primarily due to growth in our equity portfolio. Our dividend activity for the years ended December 31, 2007 and 2006 was as follows:

(dollars in millions)	2007	2006
Beginning accrued dividend balance	$33.6	$12.4
Dividend income earned during the period	49.4	23.9
Payment of dividends	(7.4)	(2.7)

Ending accrued dividend balance	$75.6	$33.6

Loan fees include origination fees on loans that are deferred and amortized into interest income over the life of the loan. When repayments or restructurings with other than minor modifications occur, we accelerate the recognition of previously unamortized loan origination fees into loan fee income. These accelerations have the effect of increasing current period income and may reduce future amortizable income. Because these repayments and restructurings may vary from period to period, the amount of loan origination fees that are recognized as interest income may also vary from period to period. Loan fees decreased approximately $(0.4) million for the year ended December 31, 2007 compared to the year ended December 31, 2006.

The following table shows our loan fee activity during the years ended December 31, 2007 and 2006:

(dollars in millions)	2007	2006
Beginning unearned income balance	$9.5	$9.1
Additional deferred fees	6.5	6.4
Unearned income recognized	(5.1)	(6.0)

Ending unearned income balance	$10.9	$9.5

The total yield on our average debt portfolio at fair value for the years ended December 31, 2007 and 2006 was 12.5% and 12.9%, respectively. The average LIBOR for the year ended December 31, 2007 was 5.3%, an increase of 0.1% from 5.2% for the year ended December 31, 2006. The decrease in total yield is primarily attributable to the increase in non-accrual loans. For the year ended December 31, 2007, the impact of non-accrual loans on total yield was (1.6%) as compared to (0.4%) for the year ended December 31, 2006. This impact was partially offset by an increase in the spread to average LIBOR on our average yielding loan portfolio of 8.3% for the year ended December 31, 2007, as compared to 7.5% for the year ended December 31, 2006.

Advisory fees and other income primarily include fees related to advisory and management services, equity structuring fees, syndication fees, prepayment fees, bank interest and other income. Advisory fees and other income are generally related to specific transactions or services and therefore may vary from period to period depending on the level and types of services provided. The decrease in advisory fees and other income of $(5.3) million for the year ended December 31, 2007 as compared to the year ended December 31, 2006 was primarily due to decreases in prepayment fees of $(2.7) million, advisory and management fees of $(1.3) million and bank interest and other fees of approximately $(1.3) million.

Broadview Networks Holdings, Inc. (“Broadview”), a CLEC serving primarily business customers, is our largest portfolio investment, in which we hold preferred stock with an aggregate fair value of $189.5 million at December 31, 2007. Our Broadview investment represented approximately 12.2% of the fair value of our total investments at December 31, 2007 compared to 12.7% of the fair value of our total investments at December 31, 2006. Additionally, our investment in Broadview accounted for $29.8 million, or 15.9%, of our total revenue for the year ended December 31, 2007 compared to $22.3 million, or 14.5%, of our total revenue for the year ended December 31, 2006.

Our investment in Broadview entitles us to total preferred claims of approximately $266.9 million, prior to any claims by common shareholders. We are also entitled to accumulating dividends on our preferred stock investment, which accumulate and compound quarterly at an annual rate of 12% on $266.9 million but are not payable in cash on a current basis. Because accumulating dividends are typically not considered as part of taxable income until they are received in cash, it is possible that our GAAP earnings may exceed our taxable earnings by a significant amount until such time as this investment is liquidated.

In November 2007, Broadview filed a registration statement on Form S-1 to register shares for an initial public offering (“IPO”) of equity securities. In the event Broadview is successful with their IPO, we will be required to convert our yielding preferred stock, which represents an ownership interest of approximately 46% on an as-if-converted basis, into non-yielding common stock. This would materially reduce our dividend income from historical levels. In connection with an IPO by Broadview, we may sell a portion of our investment in Broadview, which could result in a significant liquidity event for us.

Our ability to recognize income from our preferred stock investment in Broadview in future periods and the fair value of our preferred stock investment in Broadview will be dependent on the financial and operational performance of Broadview. In the event that the financial and operational performance of Broadview does not support the full recognition of income on our preferred stock investment, our dividend income could be materially reduced from historical levels.

During the first quarter of 2007, we placed our investment in Cleartel, our second largest portfolio company at the time, on non-accrual status. We did not recognize any revenue from this investment during the year ended December 31, 2007, compared to $7.5 million, or 4.8%, of our total revenue for the year ended December 31, 2006. As of December 31, 2007, we held Cleartel subordinated debt with a fair value of $26.2 million, Cleartel preferred stock with a fair value of zero, and Cleartel common stock with a fair value of zero. Our ability to recognize income from our investment in Cleartel in future periods and the fair value of our investment in Cleartel will be dependent on the financial and operational performance and value of Cleartel. See “—Asset Quality” for additional discussion regarding our investment in Cleartel.

Total Operating Expenses

Operating expenses include interest, employee compensation and general and administrative expenses. The increase in interest expense of approximately $6.8 million during the year ended December 31, 2007 as compared to the year ended December 31, 2006, is attributable to higher average borrowings which caused interest expense to increase by approximately $9.1 million and increases in LIBOR which caused interest expense to increase by approximately $0.5 million, partially offset by a decrease of approximately ($2.7) million in amortization of deferred debt issuance costs and a decrease of approximately ($0.1) million in the spread to LIBOR.

Employee compensation includes base salaries and benefits, variable annual incentive compensation, and amortization of employee restricted stock awards. Total salaries and benefits was approximately $21.8 million and $21.3 million during the years ended December 31, 2007 and December 31, 2006, respectively. The increase of $0.5 million in salaries and benefits was primarily due to approximately $2.0 million for increased staffing and variable annual incentive compensation, which was partially offset by approximately $1.5 million of severance costs in 2006 related to our former CEO and a decrease in dividends on restricted shares with performance based forfeiture provisions and shares securing employee loans. Amortization of employee restricted stock awards is non-cash compensation related to restricted stock awards granted in 2001, 2006, and 2007. During the year ended December 31, 2007, we recognized compensation expense related to restricted stock awards of approximately $9.0 million, compared to approximately $3.5 million for the year ended December 31, 2006. This increase in restricted stock amortization expense is primarily due to the timing of restricted stock grants in the third quarter of 2006 and the first quarter of 2007. We granted approximately 936,000 shares of restricted stock during 2007 pursuant to our 2006 Employee Restricted Stock Plan. The forfeiture provisions lapse quarterly with respect to 836,000 of these restricted shares through September 30, 2011 and with respect to 100,000 of these shares annually through February 28, 2008.

General and administrative expenses include legal and accounting fees, insurance premiums, rent and various other expenses. General and administrative expenses increased approximately $1.6 million during the year ended December 31, 2007 compared to the year ended December 31, 2006, due to costs resulting from the growth of our business partially offset by a decrease in professional fees of approximately $1.4 million. Professional fees in 2006 included fees incurred in conjunction with the independent review of certain tax withholding reimbursements and loan repayments by our current and former executive officers, as previously disclosed.

Net Operating Income Before Investment Gains and Losses and Income Tax Provision

Net operating income before investment gains and losses and income tax provision for the year ended December 31, 2007 totaled $101.9 million, an increase of approximately $18.3 million compared with $83.6 million for the year ended December 31, 2006. This increase is due to the items discussed above.

Distributable Net Operating Income (“DNOI”)

DNOI is net operating income before investment gains and losses and income tax provision, as determined in accordance with GAAP, adjusted for amortization of employee restricted stock awards. We view DNOI and the related per share measures as useful and appropriate supplements to net operating income, net income, earnings per share and cash flows from operating activities. These measures serve as an additional measure of our operating performance exclusive of employee restricted stock amortization, which represents an expense of MCG but does not require settlement in cash. DNOI should not be considered as an alternative to net operating income, net income, earnings per share or cash flows from operating activities (each computed in accordance with GAAP). Instead, DNOI should be reviewed in connection with net operating income, net income, earnings per share and cash flows from operating activities in our consolidated financial statements, to help analyze how our business is performing.

DNOI for the year ended December 31, 2007 was $110.9 million, or $1.81 per share, compared to $87.1 million, or $1.61 per share, for the year ended December 31, 2006. The following table shows a reconciliation of our reported net operating income before investment gains and losses and income tax provision to DNOI for the years ended December 31, 2007 and 2006:

(in thousands, except per share data)
	2007	2006
Net operating income before investment gains and losses and income tax provision	$101,918	$83,644
Amortization of employee restricted stock awards	9,024	3,470

DNOI	$110,942	$87,114

Weighted average common shares outstanding	61,310	54,227
Weighted average common shares outstanding and dilutive common stock equivalents	61,319	54,264
Earnings per common share—basic and diluted	$1.41	$1.86
Net operating income before investment gains and losses and income tax provision per common share—basic and diluted	$1.66	$1.54
DNOI per share—basic and diluted	$1.81	$1.61

Net Investment Gains and Losses Before Income Tax Provision

Net investment losses before income tax provision totaled approximately ($12.9) million for the year ended December 31, 2007, compared to net investment gains before income tax provision of approximately $20.0 million for the year ended December 31, 2006. These amounts represent the total of net realized gains and losses, net unrealized appreciation and depreciation and reversals of unrealized appreciation and depreciation. Reversals of unrealized appreciation and depreciation occur when a gain or loss becomes realized.

The following table summarizes our gains and (losses) on investments and the change in our unrealized appreciation and depreciation on investments for the year ended December 31, 2007:

			Year Ended December 31, 2007
(dollars in thousands) Portfolio Company	Industry	Type	Realized Gain/ (Loss)	Unrealized Gain/ (Loss)	Reversal of Unrealized (Gain)/ Loss	Net Gain/ (Loss)
Superior Industries Investors, LLC	Sporting Goods	Control	$—	$15,563	$—	$15,563
Jenzabar, Inc.	Technology	Non-affiliate	—	8,864	—	8,864
LMS Intellibound Investors, LLC	Logistics	Control	—	8,352	—	8,352
On Target Media, LLC	Other Media	Affiliate	8,544	6,980	(8,593)	6,931
Coastal Sunbelt, LLC	Food Services	Control	—	5,190	—	5,190
JUPR Holdings, Inc.	Information Services	Control	—	4,244	—	4,244
Superior Publishing Corporation	Newspaper	Control	4,793	(140)	(740)	3,913
JetBroadband Holdings, LLC	Cable	Control	—	3,346	—	3,346
Stratford Schools Holdings, Inc.	Education	Affiliate	—	3,297	—	3,297
Jet Plastica Investors, LLC	Plastic Products	Control	—	3,171	—	3,171
Crystal Media Network, LLC	Broadcasting	Control	—	1,674	—	1,674
Metropolitan Telecommunications Holding Company	Communications	Non-affiliate	—	1,543	—	1,543
dick clark productions, inc.	Broadcasting	Non-affiliate	5,978	—	(4,491)	1,487
GMC Television Broadcasting, LLC	Broadcasting	Control	—	956	—	956
Miles Media Group, LLC	Publishing	Non-affiliate	2,530	781	(2,461)	850
iVerify, US Inc.	Communications	Affiliate	(1,022)	106	1,022	106
Platinum Wireless, Inc.	Communications	Control	(1,149)	—	1,149	—
Midwest Tower Partners, LLC	Communications	Control	3,642	(655)	(3,642)	(655)
Intran Media, LLC	Other Media	Control	—	(834)	—	(834)
Working Mother Media, Inc.	Publishing	Control	—	(835)	—	(835)
Flexsol Packaging Corp.	Plastic Products	Non-affiliate	—	(930)	—	(930)
Value Page, Inc.	Communications	Non-affiliate	—	(1,010)	—	(1,010)
Cornerstone Healthcare Group Holding, Inc.	Healthcare	Non-affiliate	(1,451)	(1,216)	1,216	(1,451)
RadioPharmacy Investors, LLC	Healthcare	Control	—	(3,083)	—	(3,083)
TNR Entertainment Corp.	Entertainment	Control	—	(8,827)	—	(8,827)
Cleartel Communications, Inc.	Communications	Control	—	(63,500)	—	(63,500)
Other			(115)	(1,105)	(29)	(1,249)

Total			$21,750	$(18,068)	$(16,569)	$(12,887)

The following table summarizes our gains and (losses) on investments and the change in our unrealized appreciation and depreciation on investments for the year ended December 31, 2006:

			Year Ended December 31, 2006
(dollars in thousands) Portfolio Company	Industry	Type	Realized Gain/ (Loss)	Unrealized Gain/ (Loss)	Reversal of Unrealized (Gain)/ Loss	Net Gain/ (Loss)
Broadview Networks Holdings, Inc.	Communications	Control	$—	$38,064	$—	$38,064
Jenzabar, Inc.	Technology	Non-affiliate	—	9,550	—	9,550
Metropolitan Telecommunications Holding Company	Communications	Non-affiliate	583	4,423	—	5,006
dick clark productions, inc.	Broadcasting	Non-affiliate	—	4,363	—	4,363
Midwest Tower Partners, LLC	Communications	Control	—	3,882	—	3,882
Stratford Schools Holdings, Inc.	Education	Affiliate	—	3,771	—	3,771
RadioPharmacy Investors, LLC	Healthcare	Control	—	3,135	—	3,135
SXC Health Solutions, Inc.	Healthcare	Non-affiliate	4,054	1,940	(3,334)	2,660
Wiesner Publishing Company, LLC	Publishing	Non-affiliate	—	1,615	—	1,615
Miles Media Group, LLC	Publishing	Non-affiliate	—	1,282	—	1,282
Working Mother Media, Inc.	Publishing	Control	—	828	—	828
Superior Publishing Corporation	Newspaper	Control	—	700	—	700
I-55 Internet Services, Inc.	Communications	Non-affiliate	—	—	606	606
Crystal Media Network, LLC	Broadcasting	Control	(2,245)	(39)	2,561	277
Telecomm South, LLC	Communications	Control	(1,493)	—	1,493	—
Copperstate Technologies, Inc.	Security Alarm	Control	(1,483)	—	1,053	(430)
iVerify, US Inc.	Communications	Affiliate	—	(578)	—	(578)
West Coast WirelessLines	Publishing	Control	(781)	(586)	586	(781)
Home Interiors & Gifts, Inc.	Home Furnishings	Non-affiliate	—	(807)	—	(807)
Platinum Wireless, Inc.	Communications	Control	—	(839)	—	(839)
Jupitermedia Corporation	Information Services	Non-affiliate	—	(908)	—	(908)
GoldenSource Holdings, Inc.	Technology	Non-affiliate	(3,363)	—	—	(3,363)
Fawcette Technical Publications Holding	Publishing	Control	(10,059)	(2,197)	8,319	(3,937)
Total Sleep Holdings, Inc.	Healthcare	Non-affiliate	—	(3,971)	—	(3,971)
Cleartel Communications, Inc.	Communications	Control	—	(40,072)	—	(40,072)
Other			200	67	(303)	(36)

Total			$(14,587)	$23,623	$10,981	$20,017

Income Tax Provision

During the year ended December 31, 2007, we recorded an income tax provision of $2.4 million primarily related to unrealized gains on our investments and the performance of certain of our investments that are held in taxable subsidiaries. During the year ended December 31, 2006, we recorded a $2.7 million income tax provision primarily related to unrealized gains on one of our investments held in a taxable subsidiary.

In December 2007, we received an examination report from the Internal Revenue Service, or IRS, related to their audit of our tax returns for the 2004 and 2005 tax years. The IRS has proposed changes to certain deductions made by us for those years, most of which are related to the timing of certain realized losses in the portfolio. We are in the process of appealing the proposed changes, and we currently believe that it is more likely than not that our appeal will be successful. There can be no assurance that our appeal will be successful with respect to any or all of the changes proposed by the IRS. If we are not successful appealing the adjustments proposed by the IRS, we could be subject to penalties and interest of up to approximately $12 million. If our belief that we are more likely than not to be successful with our appeal changes, we will accrue an estimate of the amounts due.

Net Income

Net income totaled approximately $86.6 million for the year ended December 31, 2007, compared to $100.9 million for the year ended December 31, 2006. The decrease in net income is due to the items discussed above.

Valuation

Our board of directors is responsible for determining the fair value of our portfolio investments on a quarterly basis. As part of our process for determining the fair value of our portfolio of investments, we retain independent valuation firms to perform independent valuations on certain of our portfolio companies and review certain of our fair value determinations. The independent valuations and the reviews are considered by our board of directors in its determination of the fair value of our portfolio companies. We intend to continue to obtain independent valuations or reviews of our fair value determinations and to periodically update those valuations and reviews. The following table summarizes the independent valuations and reviews that have been performed from December 31, 2006 through December 31, 2007:

(dollars in millions)	Total Investment	Equity Investment
Total portfolio value at December 31, 2007	$1,555.9	$510.9
Number of companies in our portfolio as of December 31, 2007 for which independent valuations or reviews of our fair value determinations were obtained between December 31, 2006 and December 31, 2007	48	30
Total value of companies in our portfolio as of December 31, 2007 for which independent valuations or reviews of our fair value determinations were obtained between December 31, 2006 and December 31, 2007	$1,266.5	$454.0
% of portfolio value as of December 31, 2007 for which independent valuations or reviews of our fair value determinations were obtained between December 31, 2006 and December 31, 2007	81%	89%
% of portfolio value that is greater than one year old as of December 31, 2007 for which independent valuations or reviews of our fair value determinations were obtained between December 31, 2006 and December 31, 2007	94%	97%
% of loans on non-accrual status as of December 31, 2007 for which independent valuations or reviews of our fair value determinations were obtained between December 31, 2006 and December 31, 2007	56%	N/A

Comparison of the Years Ended December 31, 2006 and 2005

The following table shows the components of our net income for the years ended December 31, 2006 and 2005:

(dollars in millions)	2006	2005	Change	Percentage Change
Revenue
Interest and dividend income	$132.9	$96.7	$36.2	37%
Loan fees	6.0	9.6	(3.6)	(38)%

Total interest and dividend income	138.9	106.3	32.6	31%
Advisory fees and other income	15.5	13.2	2.3	17%

Total revenue	154.4	119.5	34.9	29%
Operating expenses
Interest expense	36.3	23.1	13.2	57%
Employee compensation:
Salaries and benefits	21.3	21.4	(0.1)	—
Amortization of employee restricted stock	3.5	4.4	(0.9)	(20)%

Total employee compensation	24.8	25.8	(1.0)	(4)%
General and administrative expense	9.7	10.1	(0.4)	(4)%

Total operating expenses	70.8	59.0	11.8	20%

Net operating income before investment gains and income tax provision	83.6	60.5	23.1	38%
Net investment gains before income tax provision	20.0	7.7	12.3	160%
Income tax provision	2.7	—	2.7	100%

Net income	$100.9	$68.2	$32.7	48%

Total Revenue

Total revenue includes interest and dividend income, loan fees and advisory fees and other income. The level of interest income is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average yield varies from period to period based on the current stated interest rate on interest-bearing investments and the amounts of loans for which interest is not accruing. Dividend income results from dividends earned on our equity investments or from dividends declared and paid by our portfolio companies. Dividend income will vary from period to period depending upon the level of yield on our equity investments and the amount of equities outstanding, as well as the value of the underlying securities.

Total interest and dividend income, which includes loan fees, increased $32.6 million for the year ended December 31, 2006 compared to the year ended December 31, 2005. Interest income, exclusive of loan fees increased approximately $24.8 million during the year ended December 31, 2006 compared to the year ended December 31, 2005, due to the increase in LIBOR, which had an impact of approximately $13.9 million, the growth in the size of our loan portfolio, which had an impact of approximately $11.0 million, and the decrease in the spread to LIBOR in our loan portfolio, which had an impact of approximately $(0.1) million. We include in interest income certain amounts that we have not received in cash, such as contractual paid-in-kind (PIK) interest. PIK interest represents contractually deferred interest that is added to the loan balance and which may be prepaid either by contract or the portfolio company’s choice, but is generally paid at the end of the loan term. For the year ended December 31, 2006, PIK interest income totaled $14.7 million, compared to $12.7 million for the year ended December 31, 2005. At December 31, 2006 our total PIK loan balance represented $11.1 million, or

0.9% of our portfolio of investments, compared to $13.5 million, or 1.2%, of our portfolio of investments as of December 31, 2005. The following table shows the PIK related activity for the years ended December 31, 2006 and 2005:

(dollars in millions)	2006	2005
Beginning PIK loan balance	$13.5	$17.3
PIK interest earned during the period	14.7	12.7
Principal payments of cash on PIK loans	(13.8)	(10.4)
PIK loans converted to other securities	(9.9)	(5.7)
Interest receivable converted to PIK	7.2	—
Realized loss	(0.6)	(0.4)

Ending PIK loan balance	$11.1	$13.5

Dividend income increased approximately $11.4 million for the year ended December 31, 2006 compared to the year ended December 31, 2005, due to an increase in dividends declared by our portfolio companies and an increase in accruing preferred dividends. Certain of our equity investments have stated accruing dividend rates, for which we accrue dividends as they are earned to the extent we believe they will ultimately be paid. The accrued dividend balance at December 31, 2006 was approximately $33.6 million, or 2.7% of our portfolio of investments, compared to $12.4 million, or 1.1%, of our portfolio of investments at December 31, 2005. Our dividend activity for the years ended December 31, 2006 and 2005 was as follows:

(dollars in millions)	2006	2005
Beginning accrued dividend balance	$12.4	$5.4
Dividend income earned during the period	23.9	12.4
Payment of previously accrued dividends	(2.7)	—
Accrued dividends converted to other securities	—	(5.4)

Ending accrued dividend balance	$33.6	$12.4

Loan fees include origination fees on loans that are deferred and amortized into interest income over the life of the loan. When repayments or restructurings with other than minor modifications occur, we accelerate the recognition of previously unamortized loan origination fees into loan fee income. These accelerations have the effect of increasing current period income and may reduce future amortizable income. Because these repayments and restructurings may vary from period to period, the amount of loan origination fees that are recognized as interest income may also vary from period to period. Loan fees for the years ended December 31, 2006 and 2005, were approximately $6.0 million and $9.6 million, respectively.

The following table shows our loan fee activity during the years ended December 31, 2006 and 2005:

(dollars in millions)	2006	2005
Beginning unearned income balance	$9.1	$12.5
Additional deferred fees	6.4	6.2
Unearned income recognized	(6.0)	(9.6)

Ending unearned income balance	$9.5	$9.1

The total yield on our debt portfolio at fair value for the years ended December 31, 2006 and 2005 was 12.9% and 11.9%, respectively. The average LIBOR for the year ended December 31, 2006 was 5.2%, an increase of 1.6% from 3.6% for the year ended December 31, 2005. The average spread to LIBOR for the year ended December 31, 2006 was 7.7%, a decrease of approximately 0.6% from 8.3% for the year ended December 31, 2005, primarily due to an increase in the level of fixed rate loans as well as a decrease in amortizing fee income and fee accelerations.

Advisory fees and other income primarily include fees related to advisory and management services, equity structuring fees, syndication fees, prepayment fees, bank interest and other income. Advisory fees and other income are generally related to specific transactions or services and therefore may vary from period to period depending on the level and types of services provided. The increase in fees and other income of $2.3 million for the year ended December 31, 2006 as compared to the year ended December 31, 2005 was primarily due to increases in equity structuring fees of $3.5 million, advisory and management fees of $0.8 million, prepayment fees of $3.0 million, and bank interest and other fees of approximately $0.2 million, partially offset by a decrease in research fees of ($5.3) million due to the deconsolidation of Kagan Research, LLC effective January 1, 2006.

For the year ended December 31, 2006, our largest portfolio company, Broadview, accounted for approximately $22.3 million, or 14.5%, of our total revenue compared to approximately $17.5 million, or 14.6%, of our total revenue for the year ended December 31, 2005. During the year ended December 31, 2006, our revenue from our Broadview investment was comprised of interest and dividend income. During the third quarter of 2006, we converted all our debt investments in Broadview to preferred equity. As of December 31, 2006, our preferred equity investments in Broadview entitle us to a preferred claim of approximately $237.7 million, prior to claims by Broadview common shareholders. We are also entitled to accumulating dividends on our preferred stock investment, which accumulate and compound quarterly at an annual rate of 12% on $237.7 million but are not payable in cash on a current basis. Based on our current investment in Broadview our future earnings will all be in the form of accumulating dividend income. Further, because accumulating dividends are typically not considered part of taxable income until they are received in cash, it is possible that our GAAP earnings may exceed our taxable earnings by a significant amount until such time as this investment is liquidated.

For the year ended December 31, 2006, our second largest portfolio company, Cleartel, accounted for $7.5 million, or 4.8% of our total revenue, compared to $3.7 million, or 3.1%, of our total revenue for the year ended December 31, 2005. During the year ended December 31, 2006, our revenue from our Cleartel investment was comprised of interest and fee income. A portion of the interest income for the year ended December 31, 2006 was in the form of payment-in-kind interest; however, the debt was restructured during the year and is currently current pay interest.

Our ability to recognize income from our investments in Broadview and Cleartel in future periods will be dependent upon the performance and value of each company.

Total Operating Expenses

Operating expenses include interest, employee compensation and general and administrative expenses. The increase in interest expense of approximately $13.2 million during the year ended December 31, 2006 as compared to the year ended December 31, 2005, is primarily attributable to an increase of $8.1 million due to increases in LIBOR, an increase of $1.7 million due to increases in the spread to LIBOR, and an increase of $3.4 million due to higher average borrowings. Of the $1.7 million increase due to increases in the spread to LIBOR, $0.5 million is attributable to the amortization of deferred debt issuance costs. The increase in deferred debt issuance cost amortization is primarily attributable to the expenses associated with the redemption of our Series 2004-1 Notes during the third quarter of 2006.

Employee compensation includes base salaries and benefits, variable annual incentive compensation, and long-term incentive compensation. The decrease in salaries and benefits expense of $0.1 million during the year ended December 31, 2006 as compared to the year ended December 31, 2005 is primarily due to an increase of approximately $2.6 million in salaries and benefits and $1.5 million of severance costs related to our former CEO, more than offset by a decrease of approximately $4.2 million due to the deconsolidation of Kagan Research, LLC. Long-term incentive compensation expense is made up of non-cash amortization of restricted stock awards granted in 2001 and 2006. Long-term incentive compensation decreased $0.9 million for the year ended December 31, 2006 as compared to the year ended December 31, 2005 due to a decrease in the lapsing of forfeiture provisions on shares of restricted stock during the year ended December 31, 2006 compared to the year ended December 31, 2005, partially offset by a charge of $0.7 million related to the accelerated vesting of certain restricted shares held by our former CEO.

General and administrative expenses include legal and accounting fees, insurance premiums, rent and various other expenses. General and administrative expenses decreased approximately $0.4 million during the year ended December 31, 2006 compared to the year ended December 31, 2005, due to a decrease of approximately $2.8 million due to the deconsolidation of Kagan Research LLC, partially offset by professional fees of approximately $1.4 million incurred in conjunction with the independent review of certain tax withholding reimbursements and loan repayments by our current and former executive officers, as previously disclosed, an increase in directors fees of approximately $0.3 million and an increase in recruiting and other general and administrative costs of approximately $0.7 million.

Net Operating Income Before Investment Gains and Losses and Income Tax Provision

Net operating income before investment gains and losses and income tax provision for the year ended December 31, 2006 totaled $83.6 million, an increase of approximately $23.1 million compared with $60.5 million for the year ended December 31, 2005. This increase is due to the items discussed above. During the year ended December 31, 2005, our wholly owned subsidiary, Kagan Research, LLC, accounted for losses of approximately ($1.7) million. Effective January 1, 2006, Kagan Research, LLC no longer qualified as a consolidated subsidiary of the Company.

Net Investment Gains Before Income Tax Provision

Net investment gains before income tax provision totaled approximately $20.0 million for the year ended December 31, 2006, compared to $7.7 million for the year ended December 31, 2005. These amounts represent the total of net realized gains and losses, net unrealized appreciation and depreciation and reversals of unrealized appreciation and depreciation. Reversals of unrealized appreciation and depreciation occur when a gain or loss becomes realized.

The following table summarizes our gains and (losses) on investments and the change in our unrealized appreciation and depreciation on investments for the year ended December 31, 2006:

			Year Ended December 31, 2006
(dollars in thousands) Portfolio Company	Industry	Type	Realized Gain/ (Loss)	Unrealized Gain/ (Loss)	Reversal of Unrealized (Gain)/ Loss	Net Gain/ (Loss)
Broadview Networks Holdings, Inc.	Communications	Control	$—	$38,064	$—	$38,064
Jenzabar, Inc.	Technology	Non-affiliate	—	9,550	—	9,550
Metropolitan Telecommunications Holding Company	Communications	Non-affiliate	583	4,423	—	5,006
dick clark productions, inc.	Broadcasting	Non-affiliate	—	4,363	—	4,363
Midwest Tower Partners, LLC	Communications	Control	—	3,882	—	3,882
Stratford Schools Holdings, Inc.	Education	Affiliate	—	3,771	—	3,771
RadioPharmacy Investors, LLC	Healthcare	Control	—	3,135	—	3,135
SXC Health Solutions, Inc.	Healthcare	Non-affiliate	4,054	1,940	(3,334)	2,660
Wiesner Publishing Company, LLC	Publishing	Non-affiliate	—	1,615	—	1,615
Miles Media Group, LLC	Publishing	Non-affiliate	—	1,282	—	1,282
Working Mother Media, Inc.	Publishing	Control	—	828	—	828
Superior Publishing Corporation	Newspaper	Control	—	700	—	700
I-55 Internet Services, Inc.	Communications	Non-affiliate	—	—	606	606
Crystal Media Network, LLC	Broadcasting	Control	(2,245)	(39)	2,561	277
Telecomm South, LLC	Communications	Control	(1,493)	—	1,493	—
Copperstate Technologies, Inc.	Security Alarm	Control	(1,483)	—	1,053	(430)
iVerify, US Inc.	Communications	Affiliate	—	(578)	—	(578)
West Coast WirelessLines	Publishing	Control	(781)	(586)	586	(781)
Home Interiors & Gifts, Inc.	Home Furnishings	Non-affiliate	—	(807)	—	(807)
Platinum Wireless, Inc.	Communications	Control	—	(839)	—	(839)
Jupitermedia Corporation	Information Services	Non-affiliate	—	(908)	—	(908)
GoldenSource Holdings, Inc.	Technology	Non-affiliate	(3,363)	—	—	(3,363)
Fawcette Technical Publications Holding	Publishing	Control	(10,059)	(2,197)	8,319	(3,937)
Total Sleep Holdings, Inc.	Healthcare	Non-affiliate	—	(3,971)	—	(3,971)
Cleartel Communications, Inc.	Communications	Control	—	(40,072)	—	(40,072)
Other			200	67	(303)	(36)

Total			$(14,587)	$23,623	$10,981	$20,017

Our board of directors is responsible for determining the fair value of our portfolio investments on a quarterly basis. In connection with our process for determining fair value as of December 31, 2006, we retained two independent valuation firms to perform independent valuations of certain of our portfolio companies. Independent valuations were obtained for eleven portfolio companies including all companies in which we hold equity positions with fair value greater than $10.0 million as of December 31, 2006. These valuations were considered by our board of directors in their determination of fair value. The following table summarizes the independent valuations performed:

(dollars in millions)	Total Investment Value	Equity Investment Value
Total portfolio value at December 31, 2006	$1,257.6	$348.2
Number of companies for which independent enterprise valuations were obtained	11	10
Total value of companies for which independent enterprise valuations were obtained	$486.0	$267.0
% of portfolio value for which independent enterprise valuations were obtained	39%	77%
% of loans on non-accrual status for which independent enterprise valuations were obtained	62%	N/A

Broadview, our largest portfolio company, serves primarily business customers. At December 31, 2006, our investment in Broadview had a fair value of approximately $159.8 million, or 12.7% of the value of our total portfolio, compared to $95.1 million, or 8.7% at December 31, 2005. During the year ended December 31, 2006, there was an unrealized gain on our Broadview investment of approximately $38.1 million. This increase in fair value is primarily due to an increase in valuations in comparable industry transactions during the fourth quarter of 2006 and enhanced value associated with Broadview’s acquisition of ATX Communications, Inc. (“ATX”). On September 29, 2006, Broadview completed the acquisition of ATX, an integrated communications provider serving business customers in the Mid-Atlantic region. Broadview financed the ATX acquisition using a portion of the proceeds from a $210.0 million offering of 11 3/8% Senior Secured Notes due 2012, which were offered through Rule 144A under the Securities Act of 1933, as amended (the “Bond Offering”). The Bond Offering closed on August 23, 2006. At the time of the Bond Offering, we invested an additional $5.5 million into Broadview and converted all of our subordinated debt investments, which at that time had a fair value of approximately $51.1 million, to preferred equity. Broadview was one of the portfolio companies for which an independent valuation was obtained as of December 31, 2006.

Cleartel, our second largest portfolio company at December 31, 2006, is a Florida-based CLEC that serves primarily residential customers. At December 31, 2006, Cleartel represented approximately 5.8% of the fair value of our investments compared to 7.2% of the fair value of our investments at December 31, 2005. At December 31, 2006, we held subordinated debt with a fair value of $72.0 million and preferred equity with a fair value of $0.6 million, which included unrealized depreciation of approximately $40.1 million. This decrease in fair value is largely due to a decrease in valuations in comparable residential CLEC industry transactions that occurred during the fourth quarter of 2006. During October 2006, Cleartel acquired Supra Telecom, a Florida-based CLEC. In conjunction with this acquisition, we invested an additional $19.8 million in Cleartel in the form of subordinated debt and restructured our existing debt investments in Cleartel by extending the maturity dates and modifying the interest rates. Cleartel was one of the portfolio companies for which an independent valuation was obtained as of December 31, 2006.

The following table summarizes our gains and (losses) on investments and the change in our unrealized appreciation and depreciation on investments for the year ended December 31, 2005:

			Year Ended December 31, 2005
(dollars in thousands) Portfolio Company	Industry	Type	Realized Gain/ (Loss)	Unrealized Gain/ (Loss)	Reversal of Unrealized (Gain)/ Loss	Net Gain/ (Loss)
Jenzabar, Inc.	Technology	Non-affiliate	$—	$6,506	$—	$6,506
Sunshine Media Delaware, LLC	Publishing	Affiliate	—	4,001	—	4,001
Jupitermedia Corporation	Information Services	Non-affiliate	2,321	—	(425)	1,896
Metropolitan Telecommunications Holding Company	Communications	Non-affiliate	2,038	534	(989)	1,583
Wiesner Publishing Company, LLC	Publishing	Non-affiliate	—	1,514	—	1,514
SXC Health Solutions, Inc.	Healthcare	Non-affiliate	—	1,342	—	1,342
Midwest Tower Partners, LLC	Communications	Control	—	1,131	—	1,131
On Target Media, LLC	Publishing	Affiliate	—	1,103	—	1,103
Telecomm South, LLC	Communications	Control	—	619	—	619
Boucher Communications, Inc.	Publishing	Non-affiliate	930	—	(409)	521
ETC Group, LLC	Publishing	Control	—	503	—	503
Talk America Holdings, Inc.	Communications	Non-affiliate	1,354	—	(892)	462
National Systems Integration, Inc.	Security Alarm	Control	(5,177)	—	5,319	142
Interactive Business Solutions, Inc.	Security Alarm	Control	(1,750)	—	1,826	76
Witter Publishing Co. Inc.	Publishing	Non-affiliate	(721)	(127)	874	26
All Island Media, Inc	Newspaper	Affiliate	390	—	(390)	—
UMAC, Inc.	Publishing	Control	(10,062)	—	10,062	—
nii communications, inc.	Communications	Non-affiliate	900	—	(901)	(1)
Corporate Legal Times	Publishing	Control	(367)	—	339	(28)
IDS Telcom LLC	Communications	Non-affiliate	—	(692)	583	(109)
Bridgecom Holdings, Inc. after acquisition	Communications	Control	—	—	(497)	(497)
Cleartel Communications, Inc.	Communications	Control	—	(733)	—	(733)
Copperstate Technologies, Inc.	Security Alarm	Control	—	(876)	—	(876)
Superior Publishing Corporation	Newspaper	Control	—	(924)	—	(924)
CCG Consulting, LLC	Business Services	Non-affiliate	(1,258)	(1,269)	1,269	(1,258)
Working Mother Media, Inc.	Publishing	Control	—	(1,604)	—	(1,604)
Creatas, L.L.C.	Information Services	Control	20,431	—	(22,138)	(1,707)
Fawcette Technical Publications Holding	Publishing	Control	—	(3,553)	—	(3,553)
Crystal Media Network, LLC	Broadcasting	Control	—	(3,704)	—	(3,704)
Other			(8)	1,330	(75)	1,247

Total			$9,021	$5,101	$(6,444)	$7,678

Income Tax Provision

During the year ended December 31, 2006, we recorded a $2.7 million income tax provision. This income tax provision is primarily related to unrealized gains on one of our investments.

Net Income

Net income totaled approximately $100.9 million for the year ended December 31, 2006, compared to $68.2 million for the year ended December 31, 2005. The increase in net income is due to the items discussed above.

Financial Condition, Liquidity and Capital Resources

Cash and Cash Equivalents, Cash, Securitization Accounts, and Cash, Restricted

At December 31, 2007 and December 31, 2006, we had $23.3 million and $21.7 million, respectively, in cash and cash equivalents. In addition, at December 31, 2007 and December 31, 2006, we had $37.0 million and $15.9 million, respectively, in cash, securitization accounts. We also had $4.0 million and $2.6 million of restricted cash as of December 31, 2007 and December 31, 2006, respectively. We primarily invest cash on hand in interest bearing deposit accounts. Cash, securitization accounts include principal and interest payments received on securitized loans, which in certain cases are held in designated bank accounts until monthly or quarterly disbursements are made from the securitization trusts. In certain cases, we are required to use a portion of these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with the related securitization agreements, while in other cases we are permitted to use these amounts to acquire new loans into the securitization trusts. Cash in securitization accounts negatively impacts our earnings since the interest we pay on borrowings typically exceeds the rate of return that we are able to earn on temporary cash investments. Our objective is to maintain sufficient cash on hand and availability under our debt facilities to cover current funding requirements and operational needs.

For the year ended December 31, 2007, net cash provided by operating activities totaled $54.9 million, a decrease of approximately $15.1 million from $69.9 million for the year ended December 31, 2006. This decrease was due primarily to an increase in the amount of paid-in-kind interest and dividends and an increase in the amount of interest collections that were held in cash, securitization accounts. Cash used in investing activities increased approximately $149.2 million to $265.1 million for the year ended December 31, 2007 from $115.9 million for the year ended December 31, 2006. This change is primarily the result of an increase in originations, draws and advances and a decrease in proceeds from sales and exits of investments. Cash provided by financing activities increased approximately $189.7 million to $211.8 million for the year ended December 31, 2007, from $22.1 million for the year ended December 31, 2006. This change is mainly due to higher proceeds raised through the issuance of common stock and the net proceeds from borrowings during 2007 compared to 2006 partially offset by higher dividends paid during 2007 compared to 2006.

Liquidity and Capital Resources

We expect our cash on hand and cash generated from operations, including the portion of the cash in securitization accounts that will be released to us or used to purchase additional loans, will be adequate to meet our cash needs at our current level of operations. In order to fund new originations, we intend to use cash on hand, advances under our borrowing facilities and equity issuances. Our secured borrowing facilities generally contain collateral requirements, including, but not limited to, asset mix, minimum diversity and rating and limitations on loan size. These limitations limit our ability to fund certain new originations with advances under such facilities, in which case we fund originations using unsecured debt or equity financings.

During the year ended December 31, 2007 we raised approximately $95.1 million of net proceeds by selling 6,000,000 shares of newly issued common stock. During the year ended December 31, 2006 we raised $69.1 million of net proceeds by selling 4,600,000 shares of newly issued common stock.

In order to satisfy the requirements applicable to a regulated investment company, we intend to distribute to our stockholders substantially all of our income. In addition, as a business development company, we generally will be required to meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. As of December 31, 2007, this ratio was 208%. This requirement limits the amount that we may borrow.

To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and various debt markets. We intend to maintain a current shelf registration statement pursuant to which we may issue common stock from time to time.

As of December 31, 2007, our cash and cash equivalents totaled $23.3 million and our borrowings totaled $751.0 million. Of the $751.0 million in borrowings, approximately $136.4 million was outstanding under our 2006-2 warehouse facility with Merrill Lynch Capital Corporation, which was scheduled to expire on February 29, 2008. On February 12, 2008, this facility was amended to extend the maturity until August 31, 2008. As of the date of the amendment, approximately, $111.3 million was outstanding under this facility. Under the terms of the amendment, we are required to reduce the amount outstanding under this facility to not more than $82.5 million at April 21, 2008, not more than $55.0 million at May 31, 2008, and not more than $27.5 million outstanding at July 21, 2008, with the balance due on August 31, 2008. This warehouse was originally intended to be repaid with proceeds from a placement of debt in the CLO market. However, due to the severe dislocation which has occurred in the CLO market, we have determined that a CLO transaction is not possible at this time.

Our existing debt facilities provide sufficient borrowing capacity to meet our current operational needs, including the required reduction in borrowings under our 2006-2 warehouse facility; however, our outstanding balances under our other debt facilities will increase to higher levels than they otherwise would have absent these required borrowing reductions. As a result, we will have less remaining capacity under these facilities. We are currently working on a variety of initiatives to increase our overall borrowing capacity. We have recently negotiated and are continuing to negotiate term sheets with both existing and new lenders for additional borrowing facilities. While market conditions are challenging and pricing for debt capital is increasing, we remain confident that we will be successful in this regard; however, there can be no assurance that any of these initiatives will be successful.

In addition to our initiatives with respect to our borrowing facilities, we are working on a variety of initiatives to enhance our overall liquidity position, including the sale of certain debt and equity investments and an equity offering. Such an offering could serve to increase the equity capital available for making additional investments. As a business development company, we are prohibited, absent approval from our stockholders, from issuing equity securities at a price below our net asset value per share, or NAV. However, under the 1940 Act, we are permitted to conduct a rights offering of equity securities at a time when our stock is trading below NAV. As a result of our stock trading below NAV, we have not been able to access the equity markets, which has reduced our liquidity and ability to grow. On January 23, 2008, we filed a Registration Statement on Form N-2 with the Securities and Exchange Commission for a rights offering of equity securities. There can be no assurance that we will be able to complete a rights offering.

In addition, the company is in the process of enhancing its liquidity through the sale of debt securities and equity positions in certain portfolio companies, including potentially a portion of our investment in Broadview Networks Holdings, Inc. (“Broadview”), our largest investment, in connection with Broadview’s planned initial public offering in 2008. During the fourth quarter approximately $28.5 million of senior debt securities were sold to third parties. No gains or losses were realized on these sales.

The completion of some or all of these initiatives is expected to provide us with liquidity which will be utilized throughout 2008 and potentially beyond. While we believe that some or all of these initiatives can be completed during the first half of 2008, there can be no assurance that we will be successful with any of these initiatives. In addition, we expect our origination activity to be slower during early 2008, until we are able to complete some or all of these initiatives. In the event that we are unsuccessful with these initiatives, our ability to originate new investments and continue quarterly distributions at current levels could be impacted.

Current Market Conditions

The debt and equity capital markets in the United States have been severely impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, have led to worsening general economic conditions, which have impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. The Company and other commercial finance companies have historically utilized the collateralized loan obligation (“CLO”) market to finance some of their investment activities. Due to the current dislocation of the

CLO market, which we believe may continue for an extended period of time, we and other companies in the commercial finance sector will have to access alternative debt markets in order to grow. The debt capital that will be available will most likely be at a higher cost, and terms and conditions may be less favorable. This may result in slowing our origination activity during the early part of 2008.

In the event that the United States economy enters into a recession, it is possible that the results of some of the middle market companies similar to those in which we invest could experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. While we are not seeing signs of an overall, broad deterioration in our portfolio company results at this time, there can be no assurance that the performance of certain of our portfolio companies will not be negatively impacted by economic conditions which could have a negative impact on our future results.

Off-Balance Sheet Arrangements

We are party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our customers. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. We attempt to limit our credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

Commitments to extend credit include the unused portions of commitments that obligate us to extend credit in the form of loans, participations in loans or similar transactions. Commitments to extend credit would also include loan proceeds we are obligated to advance, such as loan draws, rotating or revolving credit arrangements, or similar transactions. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee by the counterparty. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

As of December 31, 2007, we had unused commitments to extend credit to our customers of $85.4 million, which are not reflected on our balance sheet. From time to time, we provide guarantees or standby letters of credit on behalf of our portfolio companies. As of December 31, 2007, we had guarantees and standby letters of credit of approximately $7.5 million.

Contractual Obligations

The following table shows our contractual obligations as of December 31, 2007:

	Payments Due by Period
(dollars in millions) Contractual Obligations (a)	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Borrowings (b)	$751.0	$166.9	$171.5	$—	$412.6
Future minimum rental obligations	10.9	2.0	4.3	4.3	0.3

Total contractual obligations	$761.9	$168.9	$175.8	$4.3	$412.9

(a)	This excludes the unused commitments to extend credit to our customers of $85.4 million as well as guarantees and standby letters of credit of approximately $7.5 million as discussed above.
(b)	Borrowings under the MCG Commercial Loan Funding Trust Facility, the Commercial Loan Trust 2006-1, the Commercial Loan Trust 2006-2 and the Revolving Unsecured Credit Facility are listed based on the contractual maturity of the respective facility due to the revolving nature of the facilities.

Borrowings

The following table shows the facility amounts and outstanding borrowings at December 31, 2007 and 2006:

		December 31, 2007		December 31, 2006
	Maturity Date	Facility amount	Amount outstanding	Facility amount	Amount outstanding
(dollars in millions)
Unsecured Notes	October 2010	$50.0	$50.0	$50.0	$50.0
Unsecured Notes	October 2012	25.0	25.0	—	—
Commercial Loan Trust 2006-2	February 2008 (a)	200.0	136.4	200.0	84.0
Commercial Loan Funding Trust Facility	November 2010 (b)	—	—	250.0	84.0
Class A Variable Funding Certificates		218.8	113.2	—	—
Class B Variable Funding Certificates		31.2	8.3	—	—
Term Securitizations	April 2018
Series 2006-1 Class A-1 Notes		106.2	106.2	106.2	106.2
Series 2006-1 Class A-2 Notes		50.0	45.1	50.0	11.4
Series 2006-1 Class A-3 Notes		85.0	85.0	85.0	35.0
Series 2006-1 Class B Notes		58.8	58.8	58.8	58.8
Series 2006-1 Class C Notes		45.0	45.0	45.0	45.0
Series 2006-1 Class D Notes		47.5	47.5	47.5	47.5
Revolving Unsecured Credit Facility	June 2008	100.0	30.5	100.0	—

Total		$1,017.5	$751.0	$992.5	$521.9

(a)	Amended in February 2008 to extend the maturity date to August 31, 2008. See “Recent Developments” for further discussion of this facility.
(b)	Renewable at lender’s discretion each July.

For the above borrowings, the fair value of the borrowings approximates cost. The following table shows our weighted average borrowings, the weighted average interest rate on all of our borrowings, including amortization of deferred debt issuance costs and commitment fees, the average LIBOR, and the average spread to LIBOR for the year ended December 31, 2007 and 2006:

(dollars in millions)	2007	2006
Weighted average borrowings	$651.0	$507.5
Average LIBOR	5.3%	5.2%
Average spread to LIBOR, excluding amortization of deferred debt issuance costs	1.1	1.1
Impact of amortization of deferred debt issuance costs	0.2	0.8

Total cost of funds	6.6%	7.1%

The decrease of approximately 0.5% in the weighted average interest rate for the year ended December 31, 2007 compared to the year ended December 31, 2006 was primarily attributable to a decrease in the amortization of deferred debt issuance costs of 0.6% partially off set by an increase in average LIBOR of 0.1%. The higher deferred debt issuance costs in 2006 were primarily due to the accelerated payoff of our 2004-1 term securitization.

All of our debt facilities, except the Revolving Unsecured Credit Facility and the Unsecured Notes, are funded through our bankruptcy remote, special purpose, wholly owned subsidiaries and, therefore, their assets may not be available to our creditors. In some cases, advances under our debt facilities are subject to certain other covenants, including having sufficient levels of collateral and various restrictions on which loans we may leverage as collateral. We borrow directly, as well as indirectly, through credit facilities maintained by our subsidiaries. Some of our debt facilities contain cross-default provisions, whereby a default under one of our debt facilities could constitute a default under other debt facilities.

Unsecured Notes.    On October 11, 2005, we issued $50.0 million of investment grade five-year unsecured notes in a private placement. The notes were rated “BBB-” by Fitch Ratings, Inc. and have a fixed interest rate of 6.73% per year payable semi-annually. Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”) acted as the placement agent for the issuance.

On October 3, 2007, we issued $25.0 million of long-term unsecured notes in a private placement. The notes have a five-year term and a fixed interest rate of 6.71% per annum paid semi-annually. The interest rate is subject to possible adjustment in the future. The purchasers of the new notes are also holders of our notes issued in the $50.0 million private placement which was completed in 2005.

Commercial Loan Trust 2006-2.    On May 2, 2006 we established, through MCG Commercial Loan Trust 2006-2, a $200.0 million warehouse credit facility with Merrill Lynch Capital Corp. The warehouse credit facility allows MCG Commercial Loan Trust 2006-2 to acquire up to $250.0 million of commercial loans with borrowings of up to $200.0 million subject to certain covenants, concentration limitations and other restrictions. The warehouse credit facility is primarily secured by the assets of MCG Commercial Loan Trust 2006-2, including the commercial loans purchased by the trust from us. Under the terms of the credit and warehouse agreement, the loans may be senior secured loans, second lien loans or unsecured loans, as defined in the agreement, subject to certain limitations. Up to 60% of the collateral in this warehouse facility may be non-senior secured loans, and the remaining 40% must be senior secured loans.

We use this warehouse credit facility to fund the origination of loans that will collateralize a future term securitization. On October 23, 2007, we entered into the first amendment to our Commercial Loan Trust 2006-2 warehouse credit facility with Merrill Lynch Capital Corp. Pursuant to this amendment, the maturity date for the facility was extended from November 30, 2007 through February 29, 2008. In addition, the advance rate was reduced from 80% to 75% of the value of the commercial loans purchased by the trust. As of December 31, 2007 we had $136.4 million outstanding under this facility. See “Recent Developments” for further discussion of this facility including amendments made subsequent to December 31, 2007.

MCG Commercial Loan Funding Trust.    We have, through MCG Commercial Loan Funding Trust, a $250.0 million warehouse financing facility funded through Three Pillars Funding LLC, an asset-backed commercial paper conduit administered by SunTrust Capital Markets, Inc. The warehouse financing facility operates like a revolving credit facility that is primarily secured by the assets of MCG Commercial Loan Funding Trust, including commercial loans sold by us to the trust. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, term, average life, investment rating, agency rating and industry diversity requirements. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the facility. This facility is funded through two separate Variable Funding Certificates, or VFCs, a $218.8 million Class A VFC and a $31.2 million Class B VFC. Advances under the Class A VFC may be up to 70% of eligible collateral. Advances under the Class B VFC may be up to 10% of eligible collateral. The facility is scheduled to terminate on November 4, 2010, but is subject to annual renewal and may be extended under certain circumstances.

In July 2007, we amended the Commercial Loan Funding Trust Facility. Pursuant to this amendment, the interest rates for Class A advances and Class B advances were reduced to the commercial paper rate plus 0.75% and 1.50%, respectively, per annum from the commercial paper rate plus 0.95% and 1.75%, respectively, per annum. The Class A advances and Class B advances previously bore interest at the commercial paper rate plus 0.95% and 1.75%, respectively, per annum. As of December 31, 2007, we had $113.2 million Class A VFC and $8.3 million Class B VFC outstanding under this credit facility.

Commercial Loan Trust 2006-1.    On April 18, 2006, we completed a $500.0 million debt securitization through MCG Commercial Loan Trust 2006-1, our wholly owned subsidiary. The 2006-1 Trust issued $106.2 million of Class A-1 Notes rated AAA / Aaa, $50.0 million of Class A-2 Notes rated AAA / Aaa, $85.0 million of Class A-3 Notes rated AAA / Aaa, $58.8 million of Class B Notes rated AA / Aa2, $45.0 million of Class C

Notes rated A / A2 and $47.5 million of Class D Notes rated BBB / Baa2 as rated by Moody’s and S&P, respectively. The Series 2006-1 Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class B Notes, Class C Notes and Class D Notes bear interest of LIBOR plus 0.33%, 0.35%, 0.33%, 0.58%, 1.05% and 2.25%, respectively.

We retained all of the equity in the securitization. The securitization includes a reinvestment period of five years, during which principal collections received on the underlying collateral may be used to purchase new collateral from us. Under the terms of the securitization, up to 55% of the collateral may be non-senior secured commercial loans and the remaining 45% must be senior secured commercial loans.

The Class A-1, Class B, Class C and Class D Notes are term notes. The Class A-2 Notes are a revolving class of secured notes and have a revolving period of five years. The Class A-3 Notes are a delayed draw class of secured, which were drawn in full during April 2007. All of the notes are secured by the assets of MCG Commercial Loan Trust 2006-1, including commercial loans totaling $482.5 million as of December 31, 2007, which were purchased by the trust from us. Additional commercial loans will be purchased by the trust from us primarily using the proceeds from Class A-2 revolving notes. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements. As of December 31, 2007, we had $418.1 million of these notes outstanding.

Revolving Unsecured Credit Facility.    This facility is a $100.0 million unsecured revolving credit facility established with HVB. The facility allows for additional lenders with HVB acting as the agent. The $100.0 million commitment is maintained by four lenders. HVB, Chevy Chase Bank, Sovereign Bank and Royal Bank of Canada maintain $50.0 million, $10.0 million, $15.0 million, and $25.0 million commitments, respectively. Advances under this credit facility bear interest at LIBOR plus 2.00%, the prime rate plus 0.50% or the Federal Funds rate plus 2.25%, and there is a commitment fee of 0.25% per annum on undrawn amounts. The credit facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum stockholders’ equity, minimum asset coverage ratio, minimum cash net operating income and a minimum ratio of earnings before interest and taxes to interest expense. The credit facility also contains customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, change of management, and material adverse change. The maturity date of this facility is June 4, 2008. As of December 31, 2007, we had $30.5 million outstanding under this credit facility. See “—Recent Developments” for further discussion of this facility.

SBIC Leverage.    On December 13, 2004, we formed a wholly owned subsidiary, Solutions Capital I, LP. Solutions Capita I, LP has received a license from the United States Small Business Administration (“SBA”) to operate as a small business investment company (“SBIC”) under the Small Business Investment Act of 1958, as amended. The license allows Solutions Capital I to borrow up to $100 million in funds which can be used to provide debt and equity capital to qualifying small businesses. Additionally, we have applied for exemptive relief from the SEC similar to relief that has been granted to other business development companies, to permit us to exclude debt issued by the SBA to Solutions Capital I, LP from our consolidated asset coverage ratio, which will enable us to fund more investments with debt capital. There can be no assurance that we will receive the exemptive relief from the SEC. We intend to seek up to $130.6 million in leverage from the SBA, which is subject to SBA approval. The SBIC debt, once drawn, has an interim rate of LIBOR plus 30 basis points. The rate becomes fixed at the time of SBA pooling, which is within six months of funding, and is set to the 10 year treasury rate at the time plus a spread and an annual SBA charge, which taken together currently approximate 175 basis points.

Distributions

We intend to make distributions on a quarterly basis to our stockholders of substantially all of our income. We may make deemed distributions to our stockholders of certain net capital gains.

As a business development company that has elected to be treated as a RIC, we generally are required annually to (1) distribute at least 90% of our investment company taxable income and 90% of any ordinary pre-RIC built in gains that we recognize in order to deduct any distributions made (or deemed made) to our stockholders and (2) distribute (actually or on a deemed basis) at least 98% of our income (both ordinary income and net capital gains) in order to avoid an excise tax.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the 1940 Act and due to provisions in our credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of favorable RIC tax treatment. We cannot assure stockholders that they will receive any distributions.

The following table summarizes our distributions declared since January 1, 2006:

Date Declared	Record Date	Payment Date	Amount
February 22, 2008	March 12, 2008	April 29, 2008	$0.44
October 25, 2007	November 21, 2007	January 30, 2008	0.44
July 26, 2007	August 23, 2007	October 30, 2007	0.44
April 17, 2007	May 24, 2007	July 30, 2007	0.44
February 15, 2007	March 15, 2007	April 27, 2007	0.44
October 26, 2006	November 22, 2006	January 30, 2007	0.42
July 27, 2006	August 24, 2006	October 30, 2006	0.42
April 27, 2006	May 25, 2006	July 28, 2006	0.42
February 16, 2006	March 16, 2006	April 27, 2006	0.42

Since December 2001, we have declared distributions totaling $11.51 per share. For 2008, we currently estimate that our dividends will be at least $1.76 per share. This estimate takes into consideration our expectations for the performance of our business and estimates of distributable net operating income, net income, capital gains and taxable income for 2008.

Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to our stockholders. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders.

The table below shows the detail of our taxable distributions for the years ended December 31, 2007 and 2006:

	2007		2006
Ordinary income (a)	$1.52	87.4%	$1.01	60.1%
Long term capital gains (a)	0.22	12.6	—	—
Return of capital (b)	—	—	0.67	39.9

Total reported on tax Form 1099-DIV	$1.74	100.0%	$1.68	100.0%

(a)	Ordinary income is reported on Form 1099-DIV as either qualified or non-qualified and long term capital gains are reported on Form 1099-DIV in various sub-categories which have differing tax treatments to stockholders. Those subcategories have not been shown here.
(b)	Return of capital refers to those amounts reported as nontaxable distributions on Form 1099-DIV.

On a tax basis, distributions to stockholders in 2007 were approximately $92.5 million of ordinary income and $13.3 million of long term capital gains, and in 2006 were approximately $53.0 million of ordinary income and $35.2 million of return of capital.

There are certain differences between the net income reported in our consolidated financial statements and our taxable income. The following table is a reconciliation of GAAP net income to taxable net income for the years ended December 31, 2007 and 2006:

(dollars in thousands)	2007	2006
Net income	$86,636	$100,949
Net gain of subsidiary not consolidated for tax purposes	(12,186)	—
Net change in unrealized depreciation (appreciation) on investments not taxable until realized	34,637	(34,604)
Timing difference related to deductibility of long-term incentive compensation	4,207	2,468
Interest income on nonaccrual loans that is taxable	17,040	3,612
Dividend income accrued for GAAP purposes which is not yet taxable	(49,390)	(23,861)
Distributions from taxable subsidiaries	24,395	2,249
Federal tax expense	1,864	2,661
Other, net	(1,051)	(93)

Taxable income before deductions for distributions	$106,152	$53,381

Critical Accounting Policies

The consolidated financial statements are based on the selection and application of significant accounting policies, which require management to make significant estimates and assumptions. We believe that the following are some of the more critical judgment areas in the application of our accounting policies that currently affect our financial condition and results of operations.

Income Recognition

Interest and Dividend Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. When a loan becomes more than 90 days past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and will generally cease recognizing interest income on that loan until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. However, we may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection.

Dividend income on equity investments that have stated accruing dividend rates is recorded on the accrual basis to the extent that such amounts are expected to be collected. Dividend income on common equity investments is recorded when declared and required to be paid.

Contractual paid-in-kind (PIK) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We will generally cease accruing PIK if there is insufficient value to support the accrual or we do not expect the customer to be able to pay all principal and interest due.

Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees. The borrowers granting these interests are typically non-publicly traded companies. We record the financial instruments received at fair value as determined by our board of directors. Fair values are determined using various valuation models which estimate the underlying value of the associated entity. These models are then applied to our ownership share considering any discounts for transfer restrictions or other terms which impact the value. Changes in these values are recorded through our statement of operations. Any resulting discount on the loan from recordation of warrant and other equity instruments are accreted into income over the term of the loan.

Other Fee Income

Other fee income is related to advisory and management services, equity structuring fees, prepayment fees, research revenues, bank interest, and other fees. Advisory and management services fees are recognized when earned. Equity structuring fees are recognized as earned, which is generally when the investment transaction closes. Prepayment fees are recognized upon receipt.

Valuation of Investments

We determine the value of each investment in our portfolio on a quarterly basis. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process. At December 31, 2007, approximately 95% of our total assets represented investments of which approximately 97% are valued at fair value and approximately 3% are valued at market value based on readily ascertainable public market quotes at December 31, 2007. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we determine the fair value of each individual investment on a quarterly basis and record changes in fair value as unrealized appreciation or depreciation on investments in our statement of operations.

As a business development company, we invest primarily in illiquid securities including debt and equity securities of private companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We generally include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership and corporate governance parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. In some cases, our loan agreements also allow for increases in the spread to the base index rate if the financial or operational performance of the customer deteriorates or shows negative variances from the customer’s business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the customer’s plan. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

We base the fair value of our investments on the enterprise value of the portfolio companies in which we invest. The enterprise value is the value at which an enterprise could be sold in a transaction between two willing parties other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for determining enterprise value and for any one portfolio company enterprise value is generally described as a range of values from which we derive a single estimate of enterprise value. In determining the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally prepare discounted cash flow models based on our projections of the future free cash flows of the business and industry derived capital costs. We review external events, including private mergers and acquisitions, and include these events in our enterprise valuation process. We also use industry valuation benchmarks and review public market comparables. In certain cases, we retain independent valuation firms to perform valuations or reviews of valuations that are considered as part of the determination of portfolio company value. When an external event such as a purchase transaction, public offering, or subsequent debt or equity sale occurs, the pricing indicated by the external event may be used to corroborate our estimate of enterprise value.

Using the estimated enterprise value of the portfolio company, we estimate the value of each investment we own in the portfolio company. For our loans and debt securities, if there is adequate enterprise value to support the repayment of our debt then the fair value of our loan or debt security typically corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of our equity investments is determined based on various factors including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, as well as other pertinent factors such as recent offers to purchase a portfolio company, recent sales of the portfolio company’s equity securities, recent liquidation events or other events. The investment value is discounted if it is illiquid in nature and/or a minority, non-control position.

We also retain independent valuation firms to perform independent valuations of certain of our portfolio companies and perform reviews of our fair value determinations. The independent valuations and reviews are considered by our board of directors in its determination of the fair value of our portfolio companies. We intend to continue to utilize independent valuations firms to obtain additional support in the valuation process each quarter.

Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the average of the prevailing bid and ask price on the date of the relevant period end. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to the restrictions on sale.

Share-based Compensation

Prior to January 1, 2006, we accounted for share based compensation in accordance with Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees.” Effective January 1, 2006, we adopted the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment,” (“SFAS No. 123R”) using the modified prospective method. The adoption of SFAS No. 123R did not impact our net operating income before investment gains and losses, net income, cash flows from operations, cash flows from financing activities, or basic and diluted earnings per share during that period. See Note 9 to the Consolidated Financial Statements for further discussion of our share-based compensation.

Securitization Transactions

Periodically, we transfer pools of loans to bankruptcy remote, special purpose entities for use in securitization transactions. These transfers of loans are treated as secured borrowing financing arrangements in accordance with FASB SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” As of December 31, 2007, 54% of the portfolio has been transferred to special purpose financing entities on a non-recourse basis. These on-balance sheet securitization transactions comprise a significant source of our overall funding, with the total face amount of the assets assumed by our consolidated bankruptcy remote special purpose entities equaling $827.5 million at December 31, 2007 and $677.4 million at December 31, 2006. A consolidated bankruptcy remote special purpose entity is separately capitalized and organized generally to facilitate a specific financing transaction and whose assets, liabilities and operating performance are consolidated and reflected as part of the financial statements of its owner.

Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157 (“SFAS No. 157”), “Fair Value Measurements.” Among other requirements, SFAS No. 157 defines fair value and establishes a framework for measuring fair value and also expands disclosure about the use of fair value to measure assets and liabilities. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. We are currently analyzing the effect of adoption of this statement on our consolidated financial position, including our net asset value, and results of operations. We will adopt this statement on a prospective basis effective January 1, 2008. Adoption of this statement could have a material effect on our consolidated financial statements, including our net asset value. However, the actual impact on our consolidated financial statements in the period of adoption and subsequent to the period of adoption cannot be determined at this time as it will be influenced by the estimates of fair value for that period and the number and amount of investments we originate, acquire or exit.

In February 2007, the FASB issued SFAS No. 159 (“SFAS No. 159”), “The Fair Value Option for Financial Assets and Financial Liabilities.” Among other requirements, SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value. SFAS No. 159 is effective for the first fiscal year that begins after November 15, 2007. We are currently evaluating the impact of FAS No. 159 on our financial position and results of operations.

Recent Developments

On January 8, 2008, we amended our Revolving Credit Facility with Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”). Pursuant to this amendment, the aggregate revolving commitment amount under this credit facility was increased from $100.0 million to $130.0 million, and an additional lender was added to this facility. Chevy Chase Bank increased its commitment from $10.0 million to $15.0 million. HVB, Sovereign Bank and Royal Bank of Canada maintained their $50.0 million, $15.0 million and $25.0 million commitments, respectively. The additional $25.0 million was committed by SunTrust Bank.

On February 12, 2008, we entered into the second amendment to our Commercial Loan Trust 2006-2 warehouse credit facility with Merrill Lynch Capital Corp. Pursuant to the amendment, the maturity date for the facility was extended from February 29, 2008 through August 31, 2008. In addition, the amendment provides for the reduction of the outstanding amount under the facility, with not more than $82.5 million outstanding on April 21, 2008, not more than $55 million outstanding on May 31, 2008, and not more than $27.5 million outstanding on July 21, 2008, with the balance due on August 31, 2008. After February 29, 2008, the advance rate under the facility is reduced from 75% to 70% for non-senior loans but remains at 75% for senior loans, and the interest rate for advances increases from LIBOR plus 0.75% to LIBOR plus 1.5%. Additionally, we paid a modification fee of $250,000 to Merrill Lynch Capital Corp.

Quantitative and Qualitative Disclosures about Market Risk

The debt and equity capital markets in the United States have been severely impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, have led to worsening general economic conditions, which have impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. The Company and other commercial finance companies have historically utilized the collateralized loan obligation (“CLO”) market to finance some of their investment activities. Due to the current dislocation of the CLO market, which we believe may continue for an extended period of time, we and other companies in the commercial finance sector will have to access alternative debt markets in order to grow. The debt capital that will be available will most likely be at a higher cost, and terms and conditions may be less favorable. This may result in slowing our origination activity during the early part of 2008.

In the event that the United States economy enters into an extended downturn or a recession, it is possible that the results of some of the middle market companies similar to those in which we invest could experience deterioration which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. While we are not seeing signs of an overall broad deterioration in our portfolio at this time, there can be no assurance that the performance of certain of our portfolio companies will not be negatively impacted by economic conditions, which could have a negative impact on our future results.

Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. Our net interest income is affected by changes in various interest rates, including LIBOR, prime rates and commercial paper rates. As of December 31, 2007, approximately 63% of our loan portfolio, at fair value, bears interest at a spread to LIBOR or prime rate, and 37% at a fixed rate. As of December 31, 2007, approximately 28% of our loan portfolio, at fair value, has LIBOR floors between 1.50% and 3.00% on the LIBOR base index.

We regularly measure exposure to interest rate risk. We assess interest rate risk and we manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on this review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates. At December 31, 2007, we were not a party to any hedging arrangements. Certain of our interest bearing investments contain LIBOR floors between 1.50% and 3.00% on the LIBOR base index to minimize our exposure to significant decreases in interest rates.

The following table shows a comparison of the interest rate base for our interest bearing cash, outstanding commercial loans and our outstanding borrowings at December 31, 2007 and 2006:

	December 31, 2007		December 31, 2006
(dollars in millions)	Interest Bearing Cash and Commercial Loans	Borrowings	Interest Bearing Cash and Commercial Loans	Borrowings
Repurchase Agreement Rate	$42.6	$—	$31.0	$—
Money Market Rate	3.2	—	2.6	—
Prime Rate	9.2	—	0.4	—
30-Day LIBOR	34.9	—	14.5	—
60-Day LIBOR	0.7	—	0.8	—
90-Day LIBOR	591.3	554.5	522.0	388.0
180-Day LIBOR	15.1	—	42.6	—
9 month LIBOR	—	—	1.3	—
Commercial Paper	—	121.5	—	83.9
Fixed Rate	401.3	75.0	334.8	50.0

Total	$1,098.3	$751.0	$950.0	$521.9

Based on our December 31, 2007 balance sheet, the following table shows the impact to net income of base rate changes in interest rates assuming no changes in our investment and borrowing structure:

(dollars in millions) Basis Point Change	Interest Income	Interest Expense	Net Income
(300)	$(19.8)	$(20.3)	$0.5
(200)	(13.9)	(13.5)	(0.4)
(100)	(7.0)	(6.8)	(0.2)
100	7.0	6.8	0.2
200	13.9	13.5	0.4
300	20.9	20.3	0.6

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of December 31, 2007 and December 31 for the years indicated in the table, unless otherwise noted. The information contained in the table for the years 1998 through 2007 has been derived from our financial statements which have been audited by Ernst & Young LLP. Ernst & Young LLP’s report on the senior securities table is attached as an exhibit to the registration statement of which this prospectus is a part. See “Prospectus Summary—Where You Can Find Additional Information.”

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Commercial Loan Trust 2006-2
1998	$—	$—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006	84,039,680	2,443	—	N/A
2007	136,422,048	2,111	—	N/A

Commercial Class A-1 Series 2006-1 Notes
1998	$—	$—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006	106,250,000	2,443	—	N/A
2007	106,250,000	2,111	—	N/A

Commercial Class A-2 Series 2006-1 Notes
1998	$—	$—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006	11,400,000	2,443	—	N/A
2007	45,100,000	2,111	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Commercial Class A-3 Series 2006-1 Notes
1998	$—	$—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006	35,000,000	2,443	—	N/A
2007	85,000,000	2,111	—	N/A

Commercial Class B Series 2006-1 Notes
1998	$—	$—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006	58,750,000	2,443	—	N/A
2007	58,750,000	2,111	—	N/A

Commercial Class C Series 2006-1 Notes
1998	$—	$—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006	45,000,000	2,443	—	N/A
2007	45,000,000	2,111	—	N/A

Commercial Class D Series 2006-1 Notes
1998	$—	$—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006	47,500,000	2,443	—	N/A
2007	47,500,000	2,111	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Unsecured Notes
1998	$—	$—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	50,000,000	2,231	—	N/A
2006	50,000,000	2,443	—	N/A
2007	75,000,000	2,111	—	N/A

Commercial Loan Trust 2005-2
1998	$—	$—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	159,180,766	2,231	—	N/A
2006	—	—	—	N/A
2007	—	—	—	N/A

MCG Commercial Loan Funding Trust Revolving Credit Facility(e)
1998	$—	$—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	160,000,000	2,231	—	N/A
2006	83,943,483	2,443	—	N/A
2007	121,512,709	2,111	—	N/A

Revolving Unsecured Credit Facility
1998	$—	$—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006	—	—	—	N/A
2007	30,500,000	2,111	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Senior Class A-1 Series 2004-1 Notes
1998	$—	$—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	250,500,000	2,186	—	N/A
2005	81,138,452	2,231	—	N/A
2006	—	—	—	N/A
2007	—	—	—	N/A

Senior Class A-2 Series 2004-1 Notes
1998	$—	$—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	31,500,000	2,186	—	N/A
2005	31,500,000	2,231	—	N/A
2006	—	—	—	N/A
2007	—	—	—	N/A

Mezzanine Class B Series 2004-1 Notes
1998	$—	$—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	43,500,000	2,186	—	N/A
2005	43,500,000	2,231	—	N/A
2006	—	—	—	N/A
2007	—	—	—	N/A

Mezzanine Class C Series 2004-1 Notes
1998	$—	$—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	15,800,000	2,231	—	N/A
2006	—	—	—	N/A
2007	—	—	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Senior Class A Series 2000-1 Notes
1998	$—	$—	—	N/A
1999	—	—	—	N/A
2000	66,661,000	1,445	—	N/A
2001	22,585,000	2,224	—	N/A
2002	123,718,000	1,993	—	N/A
2003	130,991,000	2,525	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006	—	—	—	N/A
2007	—	—	—	N/A

Senior Class A Series 2001-1 Notes
1998	$—	$—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	229,860,000	2,224	—	N/A
2002	204,757,000	1,993	—	N/A
2003	137,777,000	2,525	—	N/A
2004	81,537,000	2,186	—	N/A
2005	—	—	—	N/A
2006	—	—	—	N/A
2007	—	—	—	N/A

Senior Class B Series 2001-1 Notes
1998	$—	$—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	35,363,000	2,224	—	N/A
2002	35,363,000	1,993	—	N/A
2003	35,363,000	2,525	—	N/A
2004	35,363,000	2,186	—	N/A
2005	—	—	—	N/A
2006	—	—	—	N/A
2007	—	—	—	N/A

Senior Secured Credit Facility with Bayerische Hypo-Und Vereinsbank, A.G.
1998	$—	$—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	25,000,000	2,186	—	N/A
2005	—	—	—	N/A
2006	—	—	—	N/A
2007	—	—	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Senior Secured Credit Facility with Heller Financial, Inc., as Agent
1998	$138,785,000	$1,421	—	N/A
1999	248,217,000	1,299	—	N/A
2000	290,172,000	1,445	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006	—	—	—	N/A
2007	—	—	—	N/A

(a)	Total amount of each class of senior securities outstanding at the end of the period presented.
(b)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(c)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the Securities and Exchange Commission expressly does not require this information to be disclosed for certain types of senior securities.
(d)	Not applicable because senior securities are not registered for public trading.
(e)	During February 2007 this facility was divided and will be funded through two separate Variable Funding Certificates (“VFC”), a $218.8 million Class A VFC and a $31.2 million Class B VFC. As of December 31, 2007, we had $113.2 million and $8.3 million outstanding under the Class A VFC and Class B VFC, respectively.

BUSINESS

General

We are a solutions-focused commercial finance company providing capital and advisory services to middle market companies throughout the United States. We make debt and equity investments primarily in companies with annual revenue of $20 million to $200 million and earnings before interest, taxes, depreciation and amortization, or EBITDA, of $3 million to $25 million, which we refer to as “middle market” companies. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, buyouts, organic growth and working capital. Buyouts generally include transactions that involve the acquisition of a controlling interest in an entity, either by management or other investors. Organic growth refers to growth through the internal operations of the company, through investments in marketing initiatives, capital expenditures or other internal growth initiatives, rather than growth by means of an acquisition. We identify and source new customers through multiple channels, including private equity sponsors, investment bankers, brokers, fund-less sponsors, institutional syndication partners, other club lenders and owner operators. We originate most of our investments directly with our customers, although from time to time we do participate in loan syndications or other deals. We have controlling equity positions in certain of our portfolio companies. We base our investment decisions on extensive analyses of potential customers’ business operations and asset valuations. We utilize specialized risk management methods, pricing tools, due diligence methodologies and data management processes that are designed to help us assess risk, establish appropriate pricing, and maximize our return on investment.

Our primary business objectives are to increase our earnings and net asset value by investing in debt and equity securities of middle market companies. Our investment objective is to achieve current income and capital gains. We earn current income, in the form of interest, dividends, and fees, from our investments in debt and equity securities and achieve capital gains through appreciation in the value of our equity investments. To meet our business and investment objectives, we selectively invest in companies which present opportunities for favorable risk-adjusted returns. In addition, we maintain a flexible approach to funding that permits adjustments to transaction terms, including pricing terms, to accommodate the shifting corporate development needs of our customers.

We have built our portfolio through our disciplined underwriting and investment approval processes and active portfolio management. We believe that our core competencies include risk assessment and risk management, and we have developed expertise which is reflected in our underwriting and compliance processes. We generally make investments of up to $75 million utilizing three core products: our “one-stop” solution, institutional subordinated debt, and control investing. In addition to our core products we also make investments such as senior loans and investments in broadly syndicated loans. Our debt investments include senior and subordinated securities, substantially all of which include a security interest. Our loans typically mature in four to eight years, and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate or LIBOR, plus a margin. We price our debt securities based upon our credit analysis and risk assessment. Our equity investments are often made in companies in which we have also made debt investments. Our equity investments include preferred stock, common stock, and warrants and, in many cases, will include the right to board representation. We may invest across the capital structure of our portfolio companies using a combination of debt and equity investments to meet our customers’ needs and achieve favorable risk-adjusted returns.

Corporate History And Offices

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to meet various regulatory tests, which include investing at least 70% of our total assets in private or thinly traded public U.S.-based companies and meeting a coverage ratio of total net assets to total senior securities, which include all of our borrowings (including accrued interest payable) and any preferred stock we may issue in the future, of at least 200%. See “Regulation.” In addition, we have elected to be treated for federal income tax purposes as a RIC, under Subchapter M of the Internal Revenue Code. In order to continue to qualify as a RIC for federal income tax purposes and to obtain favorable RIC treatment, we must meet certain requirements, including certain minimum distribution requirements. See “Certain U.S. Federal Income Tax Considerations.”

Our business began in 1990 as a division of Signet Bank known as the media communications group. Signet Banking Corporation, the parent of Signet Bank, was acquired by First Union Corporation (now Wachovia Corporation) on November 27, 1997. We were formed in 1998 by certain members of our management and affiliates of Goldman, Sachs & Co. to purchase a loan portfolio and certain other assets from First Union National Bank (now Wachovia Bank, National Association) in a management buyout. MCG was organized as a Delaware corporation on March 18, 1998 at which time we changed our name from MCG, Inc. to MCG Credit Corporation. On June 14, 2001, we changed our name from MCG Credit Corporation to MCG Capital Corporation. We completed our initial public offering on December 4, 2001.

Our executive offices are located at 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209 and our telephone number is (703) 247-7500. We also have offices in Richmond, Virginia and Atlanta, Georgia. Our Internet site address is www.mcgcapital.com. Information contained on our web site is not incorporated by reference into this Annual Report and you should not consider information contained on our web site to be part of this Annual Report. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through our website as soon as reasonably practicable after we file them with, or furnish them to, the SEC.

Market Opportunity

We believe that the middle market is a significant, growing segment of the U.S. economy that has increasing demand for, and less access to, high-quality differentiated corporate financial services, and that this trend is likely to continue. We also believe that the middle market offers attractive rates of return and that middle market companies have unique capital and servicing requirements. Our focus on the smaller end of the middle market, which we believe is under served, and our ability to structure transactions to meet these capital and servicing requirements for middle market companies across a diverse industry base enhances our market opportunity.

We have migrated from a sector specialist to a multi-industry capital partner to reduce volatility associated with sector concentrations, and we migrated to investing across the capital structure in order to enhance our risk-adjusted returns. As a cross-industry capital partner, our opportunities for investment are expanded. We remain a selective investor, evaluating potential new investments through objective evaluation criteria. We seek characteristics that indicate predictable, promising long-term performance:

•	Clear and understandable businesses;

•	Quality management teams;

•	Sustainable competitive advantage;

•	Stable customer bases;

•	Favorable financial characteristics and credit metrics; and

•	Barriers to entry and defensible market shares.

In order to enhance our continued service to our middle market customers, we continuously engage with existing and prospective customers and conduct ongoing market research. We believe that our extensive knowledge and research capabilities differentiate us in the marketplace because we are able to demonstrate our expertise and knowledge of the middle market and share it with our customers and prospective customers.

Strategy

We seek to achieve favorable risk-adjusted rates of return in the form of current income and capital gains, while maintaining credit and investment quality in our portfolio. We believe our financial performance is a product of our knowledge and insight, effectiveness in targeting potential customers, exceptional customer service, risk-based pricing techniques, and effective risk management. We apply well established credit processes to assess investment risk, and we structure and price our investments accordingly. We have developed proprietary analytics, data and knowledge to support our business activities.

Our investment process is designed to achieve the following strategic objectives:

•	generate favorable risk-adjusted rates of return by delivering capital and strategic insight to increase our customers’ enterprise value;

•	maintain sound credit and investment discipline and pricing practices, regardless of market conditions, to avoid adverse investment selection;

•	manage risk by utilizing an integrated team approach to business development, underwriting, and investment servicing.

Investments

We make both debt and equity investments in middle market companies. Our debt investments include senior and subordinated securities, substantially all of which include a security interest. Our loans typically mature in four to eight years, and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate or LIBOR, plus a margin. We price our debt securities based upon our credit analysis and risk assessment. Our equity investments are often made in companies in which we have also made debt investments. Our equity investments include preferred stock, common stock, and warrants and, in many cases, will include the right to board representation. We may invest across the capital structure of our portfolio companies using a combination of debt and equity investments to meet our customers’ needs and optimize our returns. In order to execute our strategy we utilize three core products: our “one-stop” solution, institutional subordinated debt, and control investing.

“One-stop” Solution. Our “one-stop” solution, which refers to our ability to provide all of the debt capital in a transaction in separate and distinct securities, enables our customers to satisfy multiple financing needs from a single capital provider with an efficient diligence, structuring, negotiating and closing process. In a typical “one-stop” transaction, we provide a combination of senior and subordinated debt to our customer and, in certain cases, also acquire an equity interest in the customer. The overall transaction size and product mix are based upon our customer’s needs. In some cases our “one-stop” solution results in a product mix that meets our customer’s needs but which we believe is not the most efficient use of our capital. In these cases, we may sell portions of some of the securities in order to achieve a more optimal mix. Typically, when we sell portions of one of our investments, we continue to service the investment and thus these sales are seamless to our customers. “One-stop” transactions generally provide current interest income on our loans and the opportunity to achieve capital gains on our equity investment, as well as fee income generated through syndication of portions of the investment.

Institutional Subordinated Debt. We provide institutional subordinated debt in the form of junior, yielding capital, as a sole or club investor in the larger end of our target market. These loans are typically payable in full at maturity and generally provide attractive yields. Our institutional subordinated debt customers are generally larger businesses supported by institutional equity capital that reduces the risk profile of these investments.

Control Investments. Control investments are investments for which we take a majority ownership position and, in most cases, control the board of directors of a portfolio company. We use our established relationships, market knowledge, and one-stop capabilities to secure controlling interests in attractive operating companies.

Control investments are long-term investments in which we expect to achieve the majority of our returns through capital appreciation. Our control investments typically include investments across the entire capital structure of the portfolio company. We believe control investments generally provide a reliable income stream and an opportunity to generate capital gains on our investment.

Other Investments and Services. In addition to our core products we also make other investments, such as senior loans and investments in broadly syndicated loans. These other investments help balance our portfolio. In addition to capital, we also offer managerial assistance to our portfolio companies. This assistance typically involves strategic advice, evaluation of business plans, financial modeling assistance and industry research and insights. We believe that providing assistance to our portfolio companies enables us to maximize our value proposition for our customers which, in turn, helps us maximize our investment returns.

Operations

We engage our markets with expertise and superior responsiveness, which enables us to originate and manage a diverse portfolio of investments that produce current income and capital gains in order to create consistent, high quality and sustainable dividends for our stockholders. To achieve our goal of being a leading provider of solutions-focused financial services to middle market companies, we have established a credit and business culture that strives to identify and attract new customers and provide excellent customer service, while protecting our capital and generating favorable risk-adjusted returns through current income on our loans and equity investments and capital gains on our equity investments.

Business Development

MCG and its predecessors have been active investors in the middle market since 1990 and have invested over $5.7 billion in approximately 550 transactions. We believe that our experience in middle market investing is a meaningful competitive advantage that we use to develop our business. We identify and source new customers through multiple channels, including private equity sponsors, investment bankers, brokers, fund-less sponsors, institutional syndication partners, other club lenders and owner operators. We also market to prospective customers identified through various data services, customized internet searches, and relationships with investment bankers, accountants, lawyers and other professionals. From time to time we also purchase investments through syndicated or other deals. Members of our professional staff engage in other marketing initiatives on a national scale, including attending and presenting at industry forums, conferences and meetings and participating in industry associations. Of our investments in new customers during 2007, approximately 60% were in deals sponsored by private equity investors, 20% were in syndicated or other deals, and 20% were direct investments in owner operators.

Once we identify a prospective customer, we review its financial reports, business plan corporate activities, and other relevant information which we gather from third-party databases, industry reports, and publications. We focus on a company’s fundamental performance against industry conditions and operational benchmarks. We work with our current and prospective customers to understand their business, costs and benefits of their corporate development initiatives, opportunities, competition, and acceptable risks and returns. This understanding allows us to support our customers’ corporate development decisions, even in some cases where short-term financial ratios or other metrics may temporarily decline. We believe this approach differentiates us from most other lenders and investors and enables us to make investments and achieve returns based on the value we help create rather than solely on the basis of our cost of capital. This approach has been successful in attracting new customers and in gaining additional business from existing customers as they execute their long term growth strategies.

Underwriting and Risk Management

Our underwriting philosophy places primary emphasis on investment risk analysis. Our underwriting function is initiated during the business development process. Our underwriting team consists of investment professionals who perform due diligence and financial analyses, deal teams who are responsible for originating and managing the transaction, and a member of our legal team. Our underwriting processes, which have been developed over more than 17 years, include standard due diligence on a prospective customer’s financial performance as well as customized analyses of a prospective customer’s operations, systems, accounting policies, human resources, competitive, legal and regulatory environments. Our underwriting team works to gain an understanding of the relationships among the customer’s business plan, operations and financial performance. We frequently engage external experts to supplement and assist in the underwriting process.

In addition to gaining an in-depth understanding of our customers and prospective customers, our research and due diligence provide expert perspectives on industry wide operational, strategic, and valuation issues and support our business development and risk management processes by identifying attractive industries, emerging trends, and competitive threats. We continually update our investment perspectives and develop investment hypotheses for new industries. The knowledge and insight we obtain through our research are valuable to our customers who may draw on our industry expertise to refine their strategic plans, identify acquisition opportunities, and set appropriate financial and operational goals.

As part of our evaluation of a proposed investment, the underwriting team prepares an investment memorandum for presentation to our credit committee and, in some instances, our investment committee. The investment memorandum generally consists of:

•	a business description;

•	historical financial analyses, projections and scenario modeling;

•	a risk evaluation specific to the prospective portfolio company’s business and industry, considering the anticipated use of proceeds of our investment;

•	an enterprise valuation to assess the underlying value of the customer, both as an ongoing operation and its value relative to comparable public and private companies; and

•	a description of the capital structure and the investment risk and return characteristics.

Risk Analysis. We review the prospective portfolio company’s history, organization and product lines, and we analyze the prospective portfolio company’s industry, competition and market share, obsolescence and substitution risk, markets served, legal and regulatory environment and technology. In particular, we analyze the following risks:

•	Industry Risks. We analyze the specific vulnerability to industry risk, such as maturity, cyclicality, and seasonality.

•

Competitive Risks. We analyze the strengths and weaknesses of the prospective portfolio company relative to its competitors in terms of its pricing, product quality, customer loyalty, substitution and switching costs, brand positioning and capitalization. We also assess the defensibility of a prospect’s market position and its opportunity for increasing market share.

•	Regulatory Risks. We follow regulatory developments in the industries in which we invest and assess the risks that are presented by existing and proposed regulations.

•

Customer Concentration and Market Risks. We evaluate the stability of the prospective portfolio company’s customer base by analyzing the number and size of its customers and their attrition rates, the potential impact of above average customer attrition and low renewals, and the risk due to loss of its significant customers.

•	Technology Risks. We follow technological advances in the industries in which we invest and analyze the positive or negative impacts these advances may have on the prospective portfolio company.

We also assess other attributes of a potential transaction. We evaluate management’s track record, their business plan, their judgments about their products and other characteristics that may significantly affect the risk of a transaction. Quantitative attributes that we evaluate include industry-specific comparisons such as cash flow margins, product and cash flow diversification, revenue growth rates, cost structure and other operating benchmarks that are derived from historical financial statements. Qualitative attributes we evaluate may include management skill and depth, industry risk, substitution risk, cyclicality, geographic diversification, facilities infrastructure, administration requirements and product quality and ranking.

Enterprise Valuation. To assess the risk of a potential investment and to quantify the underlying value of the enterprise in which we are investing, we employ a series of valuation techniques. We primarily derive enterprise valuations through analyses of comparative public and private market transactions using our database of transactions. We also generally prepare discounted cash flow models based on our projections of the future free cash flows of the business and industry derived capital costs. Finally, we look to comparable public companies to benchmark the value of the enterprise using public market data. We generally base enterprise value on current and projected market conditions. Using these methods provides us with multiple views of the value of the enterprise and allows us to calculate certain metrics that we use in both risk assessment and product pricing, such as loan-to-value ratios for our debt investments.

Investment Structure. We evaluate our customers’ needs and utilize our product mix to structure investments that meet their capital requirements and business plans and protect our capital while generating favorable risk-adjusted returns through current income on our loans and equity investments and capital gains on our equity investments. We structure our debt investments to mitigate risk by requiring appropriate financial and collateral coverage thresholds. When structuring our debt investments, we evaluate key components, including payment priority, collateral or asset value, and financial support from guarantors and other credit enhancements. Since our investments typically include loans and our loans are typically cash flow loans, rather than asset backed loans, liquidation value of assets is a factor in our credit decisions. In the majority of our loans, we receive a security interest in our customers’ tangible and intangible assets, which entitles us to a preferred position on payments in the event of liquidation. In addition, our loan covenants generally include affirmative covenants that require the customer to provide periodic financial information, notification of material events and compliance with laws, as well as restrictive covenants that prevent customers from taking a range of significant actions, such as incurring additional indebtedness or making acquisitions without our consent. We also generally include covenants requiring the customer to maintain or achieve specified financial ratios, such as cash flow leverage, interest charge coverage and total charge coverage, and, in certain cases, operating covenants requiring them to maintain certain operational benchmarks.

Investment Approval Process

The credit process for each investment opportunity begins with our deal sponsors. Our deal sponsors are responsible for investment performance, including credit risk, throughout the life cycle of an investment. Deal sponsors provide an initial credit screen based on our investment guidelines, and then bring the best opportunities to our credit committee and senior underwriting professionals in a “pipeline meeting.” For this meeting, the deal sponsor prepares a pipeline report that provides a summary of the transaction, financial statements, credit ratios and pricing, and background information on the principals, equity investors and industry dynamics. Additionally, financial statements and company offering materials are distributed. This group determines whether the investment should be pursued, giving consideration to the risk return profile, industry concentrations and general economic outlook for the sector in which the business operates. In these meetings the committee also offers the deal sponsor insight into key underwriting issues that must be resolved in the underwriting process.

As part of our underwriting process, a transaction team is formed typically consisting of the deal sponsor, a member of our in-house legal team, two to three corporate financial analysts and a senior credit manager. Objectives are determined and due diligence is conducted. On site due diligence, including general ledger reviews, proofs of cash, material contract reviews, background checks, review of customer and vendor concentrations, and confirmation of historical results are performed by our personnel and, in special situations, by third party accounting firms. We believe strongly in using our own in-house experts applying our consistent standards for due diligence.

All of our investments are approved by our credit committee, whose members include Steven F. Tunney, our President and Chief Executive Officer; Robert J. Merrick, our Chief Investment Officer; B. Hagen Saville, our Executive Vice President of Business Development; William B. Ford, a Senior Vice President and Managing Director; and Robert L. Marcotte, a Senior Vice President and Managing Director. In addition, certain investments based on asset type and investment size must also be approved by the investment committee of our board of directors, whose members include Messrs. Tunney, Saville and Merrick and independent directors Jeffrey M. Bucher, A. Hugh Ewing, Wallace B. Millner, Kim D. Kelly and Edward S. Civera.

Investment Servicing

After an investment is approved and funded, the deal sponsor and underwriting team, along with the investment administration group and the compliance and valuation group, monitor covenant compliance and financial performance on an ongoing basis. Our deal teams maintain primary responsibility for the performance of their investments throughout the life of the investment.

Investment Administration Group. This group maintains our investment transaction records and is responsible for:

•	funding the investments in accordance with credit committee and, if applicable, investment committee approval;

•	recording the investments into our accounting system;

•	billing and collecting;

•	reporting and collecting on past due accounts; and

•	maintaining the collateral that is in our possession.

Compliance and Valuation Group. This group monitors investment compliance and ensures that all investments adhere to our internal policies and procedures. This group is responsible for:

•	reviewing the investment agreement to ensure that the final documents reflect the terms approved by the credit committee and, if applicable, the investment committee and advising of any deviations;

•	ensuring that the portfolio company compliance package is prepared in accordance with the loan covenant requirements;

•	entering the portfolio company’s financial statements into our tracking system and entering the loan covenants into our covenant tracking system;

•	ensuring the mathematical accuracy of applicable covenant requirements;

•	reviewing the portfolio company’s financial statements to ensure that the portfolio company performs in accordance with our expectations and to identify any changes in risk;

•	reporting all covenant violations, loan amendments and covenant waivers to the credit committee; and

•	preparing quarterly portfolio valuations for review by the valuation committee of our Board of Directors.

Investment Monitoring and Restructuring Procedures. We continually monitor the status and financial performance for each individual customer in order to evaluate overall portfolio quality. We closely monitor compliance with all covenants and take appropriate action on all exceptions. We do not believe that all contract exceptions, such as breaches of contractual covenants or late delivery of financial statements, are necessarily an indication of deterioration in the credit quality or the need to pursue remedies or an active workout of a portfolio investment.

When our attempts to collect past due principal and interest on a loan are unsuccessful, we will perform an analysis to determine the appropriate course of action. In some cases, we may consider restructuring the investment to better reflect the current financial performance of the customer. Such a restructuring may, among other items, involve deferring payments of principal and interest, adjusting interest rates or warrant positions, imposing additional fees, amending financial or operating covenants or converting debt to equity. In connection with a restructuring, we generally receive appropriate compensation from the customer for any increased risk. During the process of monitoring a loan in default, we will generally send a notice of non-compliance outlining the specific defaults that have occurred and preserving our remedies, and initiate a review of the collateral, if any. When a restructuring is not the most appropriate course of action, we generally pursue remedies available to us that minimize any potential losses, including initiating foreclosure and/or liquidation proceedings.

When one of our loans becomes more than 90 days past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and will generally cease recognizing interest income on that loan until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. However, we may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection.

Investment Funding

We fund our investments using cash that we receive in exchange for a combination of debt and equity instruments that we issue from time to time. Our debt obligations include both secured and unsecured obligations. As a business development company we are required to meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. Our equity is publicly traded on the NASDAQ Global Select Market under the symbol “MCGC.”

Portfolio Valuation

We determine the value of each investment in our portfolio on a quarterly basis, and record changes in value as unrealized appreciation or depreciation in our statement of operations. Value, as defined in Section 2(a)(41) of 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily ascertainable market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process. We also retain independent valuation firms to perform independent valuations of certain of our portfolio companies and perform reviews for our fair value determinations. The independent valuations and reviews are considered by our board of directors in its determination of the fair value of our portfolio investments. At December 31, 2007 and 2006, approximately 95% of our total assets represented investments of which approximately 97%, are valued at fair value and approximately 3%, are valued at market value based on readily ascertainable public market quotes, respectively. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. See further discussion in “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies.”

Portfolio Overview

As of December 31, 2007, our investment portfolio consisted of approximately 67% of debt investments and 33% of equity investments. Approximately 97% of our debt investments as of that date had security interests.

Our debt instruments provide for a contractual interest rate generally ranging from 10% to 16%, a portion of which may be payment-in-kind (“PIK”) which we typically do not collect until maturity. At December 31, 2007, approximately 63% of the debt investments in our portfolio, based on amounts outstanding at fair value, were at variable rates determined on the basis of LIBOR or prime rate, and approximately 37% were at fixed rates. In addition, approximately 28% of our debt investment portfolio, has floors of between 1.50% and 3.00% on the LIBOR base index. Our loans have stated maturities at origination that generally range from four to eight years. Our customers typically pay an origination fee based on a percentage of the commitment amount and also often pay a fee on any undrawn commitments.

The following table shows statistics of our portfolio as of December 31, 2007 and 2006, and activity for the years then ended:

(dollars in millions)	2007	2006
Portfolio by type at fair value:
Senior secured debt	$484.4	$389.7
Subordinated debt
Secured	528.1	495.0
Unsecured	32.5	24.7

Total debt investments	1,045.0	909.4

Preferred equity	447.2	285.1
Common equity or common equity equivalents	63.7	63.1

Total equity investments	510.9	348.2

Total portfolio	$1,555.9	$1,257.6

Portfolio by type at fair value as a percentage of total portfolio:
Senior secured debt	31.1%	31.0%
Subordinated debt
Secured	33.9	39.3
Unsecured	2.1	2.0

Total debt investments	67.1	72.3

Preferred equity	28.8	22.7
Common equity or common equity equivalents	4.1	5.0

Total equity investments	32.9	27.7

Total portfolio	100.0%	100.0%

Average investment balance per customer	$19.2	$15.2
Yield on average loan portfolio at fair value
Average LIBOR	5.3%	5.2%
Impact of fee accelerations of unearned fees on paid loans	0.1%	0.3%
Spread to average LIBOR on average loan portfolio at fair value	7.1%	7.4%
Total yield on average loan portfolio at fair value	12.5%	12.9%
Loans on non-accrual status as a percentage of total debt investments	6.6%	3.9%
Loans greater than 90 days past due as a percentage of total debt investments	—	2.4%
% of loans with fixed interest rates	37.4%	36.2%
% of loans with floating interest rates	62.6%	63.8%
Portfolio company data:
Number of portfolio companies	81	83
Average annual revenue of portfolio companies	$69.1	$103.3
Average annual revenue of non-broadly syndicated portfolio companies	$57.2	$51.6
Average annual revenue of broadly syndicated portfolio companies	$225.4	$597.8
Average annual EBITDA of portfolio companies	$9.2	$11.6
Average annual EBITDA of non-broadly syndicated portfolio companies	$8.2	$7.1
Average annual EBITDA of broadly syndicated portfolio companies	$22.8	$55.1
Average loan to value of non-broadly syndicated portfolio companies	53.0%	53.0%

The following table shows our portfolio of investments by industry at fair value, as of December 31, 2007 and 2006:

	December 31, 2007		December 31, 2006
(dollars in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Telecommunications—CLEC (competitive local exchange carriers)	$256.8	16.5%	$274.1	21.8%
Other Communications	40.0	2.6	84.0	6.7
Healthcare	137.4	8.8	112.1	8.9
Cable	115.7	7.4	38.7	3.1
Broadcasting	88.7	5.7	39.9	3.2
Business Services	87.9	5.7	51.2	4.1
Plastic Products	81.5	5.2	60.0	4.8
Food Services	80.0	5.1	21.2	1.7
Logistics	70.4	4.5	—	—
Publishing	60.2	3.9	68.0	5.4
Laboratory Instruments	54.9	3.5	58.4	4.6
Home Furnishings	49.8	3.2	52.5	4.2
Sporting Goods	47.1	3.0	26.9	2.1
Entertainment	43.1	2.8	41.5	3.3
Electronics	40.8	2.6	24.8	2.0
Consumer Products	38.5	2.5	19.4	1.5
Information Services	37.7	2.4	47.4	3.8
Auto Parts	34.7	2.2	17.2	1.4
Technology	34.1	2.2	36.2	2.9
Education	32.2	2.1	31.0	2.5
Other Media	20.3	1.3	24.1	1.9
Leisure Activities	13.7	0.9	14.3	1.1
Newspaper	12.7	0.8	90.6	7.2
Other (a)	77.7	5.1	24.1	1.8

	$1,555.9	100.0%	$1,257.6	100.0%

(a)	No individual industry within this category exceeds 1%.

Our ten largest portfolio companies represented approximately 39.9% of the total fair value of our investments at December 31, 2007 and accounted for approximately 38.0% of our total revenue during the year ended December 31, 2007. At December 31, 2007, approximately 19.1% of our portfolio at fair value was invested in companies in the communications industry. The communications industry is a regulated industry. Of the 19.1% in the communications industry, 16.5% represents our investments in CLECs. Our remaining investments in the communications industry include telecommunications tower companies, rural local exchange carriers, Internet service providers, wireless companies and security alarm companies. Two of our portfolio companies, which we control, Broadview Networks Holdings, Inc. (“Broadview”) and Cleartel Communications, Inc. (“Cleartel”) are CLECs. Broadview is our largest investment. See additional discussion of Broadview and Cleartel in “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Portfolio Composition and Investment Activity.”

Investment Rating System

We use an investment rating system to characterize and monitor our expected level of return on each investment in our portfolio. We use the following 1 to 5 investment rating scale:

Investment Rating	Summary Description
1	Capital gain expected or realized
2	Full return of principal and interest or dividend expected with customer performing in accordance with plan
3	Full return of principal and interest or dividend expected but customer requires closer monitoring
4	Some loss of interest or dividend expected but still expecting an overall positive internal rate of return on the investment
5	Loss of interest or dividend and some loss of principal investment expected which would result in an overall negative internal rate of return on the investment

We monitor and, when appropriate, recommend changes to investment ratings. The valuation committee of our board of directors reviews management’s recommendations and affirms or changes the investment ratings quarterly. In most cases, where we hold multiple securities in a portfolio company, the investment rating is the same for each security in that portfolio company.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of December 31, 2007 and 2006:

(dollars in millions)	December 31, 2007			December 31, 2006
Investment Rating	Investments at Fair Value		Percentage of Total Portfolio	Investments at Fair Value		Percentage of Total Portfolio
1	$1,113.8	(a)	71.6%	$785.3	(a)	62.4%
2	209.0		13.4	285.5		22.7
3	181.8		11.7	158.2		12.6
4	20.2		1.3	23.6		1.9
5	31.1	(b)	2.0	5.0		0.4

	$1,555.9		100.0%	$1,257.6		100.0%

(a)	At December 31, 2007 and 2006, approximately $627.4 million and $447.4 million, respectively, of our investments with an investment rating of “1” were loans to companies in which we also hold equity securities or for which we have already realized a gain on our equity investment.

(b)	The increase in the amount of investments with an investment rating of “5” from December 31, 2006 to December 31, 2007 is primarily due to our investment in Cleartel. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations” for additional information regarding our investment in Cleartel.

Competition

In general, we compete for investments with a large number of financial services companies, including commercial finance companies, commercial banks, private mezzanine and equity funds, investment banks and other investment funds such as hedge funds. These include lending subsidiaries of investment banks, other business development companies, and finance subsidiaries of large industrial corporations.

We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer. We generally compete by using our insight and knowledge of our customers’ business needs, derived from our research, analysis, and interaction of our professional staff with our customers, to offer the appropriate product mix coupled with a range of corporate finance services and information that enhances our customers’ business prospects.

Our Subsidiaries

We conduct some of our activities through wholly owned special purpose financing subsidiaries. These subsidiaries are bankruptcy remote, special purpose entities to which we transfer certain loans. Each financing subsidiary in turn transfers the loans to a Delaware statutory trust. The transfers of the loans to the Delaware statutory trusts are structured as on-balance sheet securitizations for accounting purposes.

In December 2004, we formed a subsidiary, Solutions Capital I, LP, which is licensed by the United States Small Business Administration, or SBA, to operate as a small business investment company, or SBIC, under the Small Business Investment Act of 1958, as amended. At the same time we organized another wholly owned subsidiary, Solutions Capital GP, LLC, as a Delaware limited liability company. Solutions Capital GP, LLC is the general partner of Solutions Capital I, LP, and we are the sole limited partner. The assets held by Solutions Capital I, LP represented 1.3% of our total assets at December 31, 2007. We have applied for exemptive relief from the SEC to permit us to exclude senior securities issued by the SBA to Solutions Capital I, LP from our consolidated asset coverage ratio, which will enable us to fund more investments with debt capital. There can be no assurance that we will receive the requested exemptive relief from the SEC. See “Regulation—Small Business Administration Regulations” below for further information about small business investment company regulation.

On March 31, 2007, we formed a special situations fund, MCG Opportunity Investment Fund I, LLC. This Special Situations Fund will allow us to pursue distressed debt opportunities, as well as undervalued equity opportunities.

We also use wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to hold the assets of one or more of our portfolio companies. Some of these subsidiaries have wholly owned subsidiaries, all of which are Delaware corporations, that hold the assets of certain of our portfolio companies.

Investment Policies

Our investment policies provide that we will not:

•

act as an underwriter of securities of other issuers, except to the extent that we may be deemed an “underwriter” of securities (i) purchased by us that must be registered under the Securities Act of 1933 before they may be offered or sold to the public, or (ii) in connection with offerings of securities by our portfolio companies;

•	sell securities short in an uncovered position;

•

write or buy uncovered put or call options, except to the extent of options, warrants or conversion privileges in connection with our loans or other investments, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances;

•

engage in the purchase or sale of commodities or commodity contracts, including futures contracts, except for purposes of hedging in the ordinary course of business or where necessary in working out distressed loan or investment situations; or

•

acquire more than 3% of the voting stock of, or invest more than 5% of our total assets in any securities issued by, any other investment company, except if we acquire them as part of a merger, consolidation or acquisition of assets or if they result from a sale of a portfolio company, or otherwise as permitted under the 1940 Act.

All of the above policies and the investment and lending guidelines set by our board of directors or any committees, including our investment objective to achieve current income and capital gains, are not “fundamental” as defined under the 1940 Act. Therefore, our board may change them without notice to or approval by our stockholders, but any change may require the consent of our lenders.

Other than the restrictions pertaining to the issuance of senior securities under the 1940 Act, the percentage restrictions on investments generally apply at the time a transaction is effected. A subsequent change in a percentage resulting from market fluctuations or any cause other than an action by us will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

We intend to conduct our business so as to retain our status as a business development company. In order to retain our status as a business development company, we may not acquire any assets, other than non-investment assets necessary and appropriate to our operations as a business development company, if after giving effect to such acquisition the value of our “qualifying assets” is less than 70% of the value of our total assets.

Employees

As of December 31, 2007, we employed 95 employees, including 55 investment and portfolio management professionals. We also employ operations professionals, in-house legal counsel, and administrative staff. We believe that our relations with our employees are good.

Investment Adviser

We have no investment adviser and are internally managed by our executive officers under the supervision of the board of directors. Our investment decisions are made by our officers, directors and senior investment professionals who serve on our credit and investment committees, as discussed under “—Operations—Investment Approval Process” above. None of our executive officers or other employees has the authority to individually approve any investment.

Brokerage Allocation and Other Practices

Since we generally acquire and dispose of our investments in privately negotiated transactions, we rarely use brokers in the normal course of business. In those cases where we do use a broker, we do not execute transactions through any particular broker or dealer, but will seek to obtain the best net results for MCG Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. For the years ended December 31, 2007, 2006 and 2005, we paid brokerage commissions totaling approximately $0, $9,000 and $7,000, respectively.

Properties

Neither we nor any of our subsidiaries own any real estate or other physical properties materially important to our operation or any of our subsidiaries. Currently, we lease approximately 44,800 square feet of office space in Arlington, Virginia for our corporate headquarters. We also lease office space in Richmond, Virginia and Atlanta, Georgia.

Legal Proceedings

In December 2007, we received an examination report from the Internal Revenue Service, or IRS, related to their audit of our tax returns for the 2004 and 2005 tax years. The IRS has proposed changes to certain deductions made by us for those years, most of which are related to the timing of certain realized losses in the portfolio. We are in the process of appealing the proposed changes, and we currently believe that it is more likely than not that our appeal will be successful. There can be no assurance that our appeal will be successful with respect to any or all of the changes proposed by the IRS. If we are not successful appealing the adjustments proposed by the IRS, we could be subject to penalties and interest of up to approximately $12 million. If our belief that we are more likely than not to be successful with our appeal changes, we will accrue an estimate of the amounts due.

From time to time, we are a party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2007, regarding each portfolio company in which we had a debt or equity investment. We make available significant managerial assistance to our portfolio companies. The general terms of our loans and other investments are described in “Business—Operations—Underwriting,” and “Business—Operations—Portfolio Overview.” Other than these investments, our only relationships with our portfolio companies are:

•	the consulting services we provide separately to the portfolio companies indicated by footnote 8 in the table below, which services are typically ancillary to our investments; and

•	the service by our professionals on the board of directors of the portfolio companies indicated by footnote 18 in the table below.

(dollars in thousands)	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2007
Portfolio Company				Cost	Fair Value
Control Investments: Majority-owned(5):
Avenue Broadband LLC(2)(18) 6125 Paluxy Drive Tyler, TX 75703	Cable	Subordinated Debt		$13,050	$13,050
		Preferred Units	100.0%	17,236	17,236
		Warrants to purchase Class B Common Stock	100.0%
Broadview Networks Holdings,	Communications	Series A Preferred Stock	100.0%	78,267	87,986
Inc.(18)	– CLEC	Series A-1 Preferred Stock	100.0%	73,206	101,551
59 Maiden Lane		Class A Common Stock	51.4%	—	—
New York, NY 10038
Central Sun Media, Inc.(6)(18)	Real Estate	Class A Common Stock	100.0%	—	75
115 North Lake Avenue	Investments	Class B Common Stock	100.0%	—	—
Phillips, Wisconsin 54555
Chesapeake Tower Holdings,	Communications	Senior Debt		400	400
LLC(18)	– Other	Preferred LLC Interest	100.0%	3,139	3,139
51 Monroe Street, #PE7 Rockville, MD 20850		Class A Common LLC Interest	100.0%	—	—
Cleartel Communications, Inc.(2)(6)(16)(18) 2855 Congress Avenue Del Ray Beach, FL 33445	Communications	Subordinated Debt		27,534	26,231
	– CLEC	Series B Preferred Stock	99.1%	50,613	—
		Common Stock	100.0%	62,125	—
		Guaranty ($6,030)
Coastal Sunbelt, LLC(2)(18)	Food Services	Senior Debt		16,100	16,100
8704 Bollman Place		Subordinated Debt		14,996	14,996
Savage, MD 20763		Preferred LLC Interest	100.0%	13,030	18,220
		Warrants to purchase Class B Common Stock	100.0%	—	—
GMC Television Broadcasting, LLC(2)(18) 1534 Kapiolani Blvd. Honolulu, HI 96814	Broadcasting	Senior Debt Subordinated Debt Class B Voting Units	94.0%	19,624 8,000 9,071	19,624 8,000 10,027

Intran Media, LLC(18)	Other Media	Senior Debt		12,000	12,000
294 Grove Lane E.		Preferred Units	100.0%	9,095	8,260
Wayzata, MN 55391
JetBroadband Holdings, LLC(2)(12)(18) 60 Long Ridge Road Suite 404 Stamford, CT 06902	Cable	Subordinated Unsecured Debt Preferred Units	56.1%	24,143 18,471	24,143 21,816

(dollars in thousands)	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)		December 31, 2007
Portfolio Company					Cost	Fair Value
Jet Plastica Investors, LLC(2)(18)	Plastic Products	Subordinated Debt Preferred LLC Interest	96.9%		$26,647 33,365	$26,647 36,535
1100 Schwab Road
Hatfield, PA 19440
JUPR Holdings, Inc.(2)(10)(18) One Lower Ragsdale B1-130	Information Services	Senior Debt Series A Preferred Stock Common Stock	100.0 100.0	% %	2,039 11,908 —	2,039 12,908 3,244
Monterey, CA 93940		Standby Letter of Credit ($175) Guaranty ($1,089)
LMS Intellibound Investors, LLC(2)(18) 6525 The Corners Parkway, Suite 520 Norcross, GA 30092	Logistics	Senior Debt Subordinated Debt			23,661 17,130	23,661 17,130
		Preferred Units	100.0%		21,227	29,578
		Warrants to purchase Class B Common Stock	100.0%		—	—
MTP Holding, LLC(6)(13)(18) 11950 West Lake Park Drive, Suite 200 Milwaukee, WI 53224	Communications – Other	Common LLC Interest	79.2%		55	770

Orbitel Holdings, LLC(2)(18)	Cable	Senior Debt			15,750	15,750
21116 N. John Wayne Parkway		Preferred LLC Interest	100.0%		13,069	13,526
Suite B-9 Maricopa, AZ 85239		Standby Letter of Credit ($117)
RadioPharmacy Investors, LLC(2)(18)	Healthcare	Senior Debt Subordinated Debt			7,000 9,542	7,000 9,542
1 South Ocean Boulevard, Suite 206 Boca Raton, FL 33432		Preferred LLC Interest	98.6%		8,123	8,175
Superior Industries Investors, LLC(2)(18)	Sporting Goods	Subordinated Debt Preferred LLC Units	78.2%		17,671 13,866	17,671 29,429
1050 Columbia Drive
Carrollton, GA 30117
TNR Entertainment Corp.(2)(6)(14)(18) 5200 Mitchedale Street Suite D1 Houston, TX 77092	Entertainment	Senior Debt			15,325	15,325
		Subordinated Debt			12,436	12,436
		Series A Preferred Stock	100.0%		9,000	3,173
		Common Stock	5.4%		3,000	—
		Warrants to purchase Common Stock	5.1%		—	—
Total Sleep Holdings, Inc.(2)(11)(18) 4 St. Ann Drive, Suite B Mandeville, LA 70471	Healthcare	Subordinated Debt			25,659	25,659
		Unsecured Note			375	375
		Series A Preferred Stock	100.0%		3,700	224
		Common Stock	61.4%		1,000	—
Working Mother Media, Inc.(6)(18) 60 E. 42nd Street 27th Floor New York, NY 10165	Publishing	Senior Debt Class A Preferred Stock Class B Preferred Stock Class C Preferred Stock Common Stock Guaranty ($119)	99.2 100.0 100.0 51.0	% % % %	11,679 12,497 1 1 1	11,679 4,185 — — —
Total Control Investments: Majority-owned					785,827	729,515

(dollars in thousands)	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)		December 31, 2007
Portfolio Company					Cost	Fair Value
Control Investments: Non-Majority-owned(4):
Crystal Media Network,	Broadcasting	LLC Interest	49.9%		$3,060	$2,641
LLC(6)(7)(8)(18) 7201 Wisconsin Avenue, Suite 780 Bethesda, MD 20814
National Product Services, Inc.(2)(18)	Business	Senior Debt			7,347	13,153
2201 Royal Lane, Suite 230	Services	Subordinated Debt			11,782	4,857
Irving, TX 75063		Common Stock	31.5%		—	—
PremierGarage Holdings,	Home	Senior Debt			9,800	9,800
LLC(2)(18)	Furnishings	Preferred LLC Units	35.6%		4,971	4,683
1616 West Williams Drive		Common LLC Units	35.6%		—	—
Phoenix, AZ 85027
Total Control Investments: Non-Majority-owed					36,960	35,134
Total Control Investments					822,787	764,649
Affiliate Investments(3):
Advanced Sleep Concepts, Inc.(2) 195 Chatillon Road	Home Furnishings	Senior Debt Subordinated Debt			6,825 4,727	6,825 4,727
Rome, GA 30161		Common Stock	5.0%		525	299
		Warrants to purchase Common Stock	3.3%		348	198
Cherry Hill Holdings, Inc.(2) 1200 Haddonfield Road Cherry Hill, NJ 08002	Entertainment	Senior Debt Series A Preferred Stock	11.0%		11,282 850	11,282 850
Stratford School Holdings, Inc.(2)	Education	Senior Debt			13,100	13,100
870 N. California Avenue		Subordinated Debt			6,717	6,717
Palo Alto, CA 94303		Series A Convertible Preferred Stock	14.9%		—	5,409
		Warrants to purchase	100%		67	1,850
		Common Stock
Sunshine Media Delaware, LLC(2)(6) 8283 N. Hayden Road Suite 220 Scottsdale, AZ 85258	Publishing	Class A LLC Interest Common Stock Option to acquire Warrants to purchase Class B LLC Interest	12.8 7.8 100.0	% % %	564 581 —	592 610 —
Velocity Technology Enterprises, Inc.(2) 850 Third Avenue, 11th Floor New York, NY 10022	Business Services	Senior Debt			21,764	21,764
		Series A Preferred Stock	10.0%		1,500	1,500

XFone, Inc.(6) Britannia House 960 High Road London N129RY United Kingdom	Communications – Other	Common Stock Warrants to purchase Common Stock	7.4 1.3	% %	2,485 —	2,697 —
Total Affiliate Investments:					71,335	78,420

(dollars in thousands)	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)		December 31, 2007
Portfolio Company					Cost	Fair Value
Non-Affiliate Investments (less than 5% owned):
Active Brands International, Inc.(2)(9) 1400 Broadway Suite 2101 New York, NY 10018	Consumer	Senior Debt			$21,750	$21,750
	Products	Subordinated Debt			13,135	13,135
		Class A-1 Common Stock	85.3%		3,056	3,056
		Warrants to purchase Class A-1 Common Stock	14.7%		331	526
Allen’s TV Cable Service, Inc.	Cable	Senior Debt			7,780	7,780
800 Victor II Boulevard		Subordinated Debt			2,233	2,233
PO Box 2643		Warrants to	10%		—	139
Morgan City, LA 70380		purchase Common Stock
Amerifit Nutrition, Inc.(2) 166 Highland Park Drive Bloomfield, CT 06002	Healthcare	Senior Debt			4,644	4,644
B & H Education, Inc.(2)	Education	Senior Debt			2,824	2,824
501 South Beverly Drive,		Series A-1	4.1%		1,330	2,330
Suite 240		Convertible
Beverly Hills, CA 90212		Preferred Stock
BLI Holdings, Inc.(2) 1441 West Smith Road Ferndale, WA 98248	Drugs	Subordinated Debt			10,239	10,239
CEI Holdings, Inc. 2182 State Route 35 Holmdel, NJ 07733	Cosmetics	Senior Debt			4,933	4,440
Cervalis LLC 1200 Bedford Street Stamford, CT 06905	Business Services	Senior Debt			15,000	15,000
Coastal Sunbelt Real Estate, Inc. 8704 Bollman Place Savage, MD 20763	Real Estate Investments	Subordinated Unsecured Debt Series A-2 Preferred Stock Warrants to purchase Class B Common Stock	100 100	% %	2,061 2,237 —	2,061 2,353 —
Communicom Broadcasting, LLC(2) 220 Josephine Street, Suite 200 Denver, CO 80206	Broadcasting	Senior Debt			11,138	11,138
Construction Trailer Specialists, Inc.(2) 2535 Rose Parkway Sikeston, MO 63801	Auto Parts	Senior Debt Subordinated Debt			7,059 5,104	7,059 5,104
Country Road Communications LLC(2) 1500 Mount Kemble Avenue, Suite 203 Morristown, NJ 07960	Communications – Other	Subordinated Debt			13,000	13,000

(dollars in thousands)	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2007
Portfolio Company				Cost	Fair Value
Crescent Publishing Company, LLC(2) Overlook Executive Park, Suite 1-C 109 Laurens Road Greenville, SC 29607	Newspaper	Senior Debt		$7,679	$7,679
Cruz Bay Publishing, Inc. 300 Continental Boulevard, Suite 650 El Segundo, CA 90245	Publishing	Subordinated Debt		20,000	20,000
CWP/RMK Acquisition Corp.(2) 3304 Aerial Way Dr. Roanoke, VA 24018	Home Furnishings	Senior Debt Subordinated Debt Common Stock	3.8%	6,189 11,928 500	6,189 11,928 6
Cyrus Networks, LLC 4201 Southwest Freeway Houston, TX 77027	Business Services	Senior Debt Subordinated Debt		4,183 4,601	4,183 4,601
Dayton Parts Holdings, LLC(2) 3500 Industrial Road Harrisburg, PA 17110	Auto Parts	Subordinated Debt Preferred LLC	2.7%	21,500 589	21,500 589
		Interest
		Class A Common LLC Interest	2.7%	408	440
The e-Media Club I, LLC(6) 402 Maple Avenue Vienna, VA 22180	Investment Fund	LLC Interest	1.4%	88	20
Empower IT Holdings, Inc.(2) 4800 Montgomery Lane, Suite 700 Bethesda, MD 20814	Information Services	Senior Debt Subordinated Debt		5,563 5,058	5,563 5,058
Equibrand Holding Corporation(2) P.O. Box 2098-1301 Weatherford HWY Granbury, TX 76048	Leisure Activities	Senior Debt Subordinated Debt		4,640 9,063	4,640 9,063
Flexsol Packaging Corp. 1531 N.W. 12th Avenue Pompano Beach, FL 33069	Plastic Products	Subordinated Debt		3,000	2,025
G&L Investment Holdings,	Insurance	Subordinated Debt		17,500	17,500
LLC(2) 101 Riverfront Boulevard Bradenton, FL 34205		Series A Preferred Shares	25.0%	5,061	5,061
		Class C Shares	25.0%	622	622
Golden Knight II CLO, Ltd. 90 Hudson Street Jersey City, NJ 07302	Diversified Financial Services	Income Notes		3,575	2,756
GoldenSource Holdings Inc.(6)	Technology	Warrants to purchase	4.2%	—	—
22 Cortlandt Street		Class A Common
New York, NY 10007		Stock
GSDM Holdings, LLC(2)(18) 236 East Westfield Avenue Roselle Park, NJ 07204	Healthcare	Senior Debt Subordinated Debt Series B Preferred Units	100.0%	9,000 7,652 4,397	9,000 7,652 4,397
Home Interiors & Gifts, Inc.(6) 1649 Frankford Road West Carrollton, TX 75007	Home Furnishings	Senior Debt		4,029	2,186

(dollars in thousands)	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2007
Portfolio Company				Cost	Fair Value
Jenzabar, Inc.(18) 5 Cambridge Center Cambridge, MA 02142	Technology	Senior Preferred Stock	100.0%	$6,925	$6,925
		Subordinated Preferred Stock	52.3%	1,098	1,098
		Warrants to purchase Common Stock	19.6%	421	26,044
Jupitermedia Corporation(6) 23 Old Kings Highway South Darien, CT 06820	Information Services	Common Stock	0.4%	2,114	567
Legacy Cabinets, Inc. P.O. Box 730 Estaboga, AL 36260	Home Furnishings	Subordinated Debt		3,000	3,000
Marietta Intermediate Holding Corporation 37 Huntington Street Cortland, NY 13045	Cosmetics	Subordinated Debt		2,058	1,790
The Matrixx Group, Incorporated(2) 15000 Highway 41N Evansville, IN 47725	Plastic Products	Subordinated Debt		16,266	16,266
Maverick Healthcare	Healthcare	Subordinated Debt		12,500	12,500
Equity, LLC		Preferred Units	15.8%	1,269	1,269
2546 West Birchwood Avenue #101 Mesa, AZ 85202		Class A Common Units	15.8%	—	—
MCI Holdings LLC(2)	Healthcare	Subordinated Debt		30,606	30,606
3303 S Meridian Avenue Oklahoma City, OK 73119		Class A LLC Interest	5.2%	3,000	3,752
MetropolitanTelecommunications Holding Company(2) 44 Wall Street, 14th Floor New York, NY 10005	Communications – CLEC	Senior Debt Subordinated Debt Warrants to purchase Common Stock	20.4%	18,388 10,929 1,843	18,388 10,929 9,863

MicroCal Holdings, LLC(2) 22 Industrial Drive East Northampton, MA 01060	Laboratory Instruments	Senior Debt Subordinated Debt		10,940 9,115	10,940 9,115
Micro Dental Laboratories(2) 5601 Arnold Road Dublin, CA 94568	Healthcare	Subordinated Debt		12,567	12,567
Miles Media Group, LLC(2)(18)	Publishing	Senior Debt		19,374	19,374
6751 Professional Pkwy West
Sarasota, FL 34240
NDSSI Holdings, LLC(2)(15)	Electronics	Senior Debt		19,897	19,897
5750 Hellyer Avenue		Subordinated Debt		19,957	19,957
San Jose, CA 95138		Class A Common LLC Interest	3.7%	333	965
New Century Companies, Inc.(6) 2329 S. Purdue Avenue Los Angeles, CA 90064	Industrial Equipment	Warrants to purchase Common Stock	0.2%	—	—
New England Precision	Industrial Products	Senior Debt		26,000	26,000
Grinding Holdings, LLC 35 Jeffery Avenue Holliston, MA 01746		Common Units	4.2%	1,000	1,000

(dollars in thousands)	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2007
Portfolio Company				Cost	Fair Value
PartMiner, Inc.(2) 80 Ruland Road Melville, NY 11747	Information Services	Senior Debt		$2,343	$2,343
Philadelphia Newspapers, LLC 400 North Broad Street Philadelphia, PA 19130	Newspapers	Subordinated Unsecured Debt		5,041	5,041
Powercom Corporation(2)	Communications	Senior Debt		1,878	1,878
1807 N. Center Street PO Box 638 Beaver Dam, WI 53916-0638	– CLEC	Warrants to purchase Class A Common Stock	20.1%	286	—
Quantum Medical	Laboratory	Senior Debt		15,500	15,500
Holdings, LLC(2)	Instruments	Subordinated Debt		18,032	18,032
2002 Orville Drive North Ronkonkoma, NY 11779		Preferred LLC Interest	6.3%	484	1,279
Restaurant Technologies, Inc.	Food Services	Subordinated Debt		30,389	30,389
3711 Kennebec Drive, Suite 100 Eagan, MN 55122		Series A-4 Convertible Preferred Stock	0.3%	336	275
Sagamore Hill Broadcasting, LLC(2) 3825 Inverness Way Augusta, GA 30907	Broadcasting	Senior Debt		25,450	25,450
Summit Business Media Intermediate Holding Company, LLC 375 Park Avenue New York, NY 10152	Information Services	Subordinated Debt		6,000	6,000
Teleguam Holdings, LLC(2) 624 North Marine Corps Drive Tamuning, Guam 96931	Communications – Other	Subordinated Debt		20,000	20,000
ValuePage, Inc.(6) 1645 Downtown West Blvd. Suite 45 Knoxville, TN 37919	Communications – Other	Senior Debt		1,060	50
VS&A-PBI Holding LLC(6) 350 Park Avenue New York, NY 10022	Publishing	LLC Interest	0.8%	500	—
VOX Communications Group	Broadcasting	Senior Debt		10,995	10,995
Holdings, LLC(2) 262 Allegheny Street Jersey Shore, PA 17740		Convertible Preferred Subordinated Notes	14.8%	1,302	882
Wiesner Publishing Company, LLC 7009 S. Potomac Street, Suite 200 Englewood, CO 80112	Publishing	Warrants to purchase LLC Units	21.1%	406	3,740
Wireco Worldgroup Inc.(17) 609 N. 2nd Street St. Joseph, MO 64502	Industrial Equipment	Senior Debt		3,970	3,871

(dollars in thousands)	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2007
Portfolio Company				Cost	Fair Value
Xpressdocs Holdings, Inc.(2) 1000 Forest Park Boulevard Fort Worth, TX 76110	Business Services	Senior Debt Subordinated Debt Series A Preferred Stock	1.8%	$16,105 6,230 500	$16,105 6,230 487
Total Non-Affiliate Investments:				681,086	712,828
Put/Call Options Granted or Written:
Crystal Media Network, LLC(6)(7)(8) 7201 Wisconsin Avenue, Suite 780 Bethesda, MD 20814	Broadcasting	Call options written		—	419
Total Sleep Holdings, Inc.(2)(6)(11)	Healthcare	Put option granted		1,000	1,000
4 St. Ann Drive, Suite B
Mandeville, LA 70471
Total Put/Call Options Granted or Written				1,000	1,419

(1)	The “percentage of class held on a fully diluted basis” represents the percentage of the class of security we may own assuming we exercise our warrants or options (whether or not they are in-the-money) and assuming that warrants, options or convertible securities held by others are not exercised or converted. We have not included any security which is subject to significant vesting contingencies. Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted. The percentage was calculated based on the most current outstanding share information available to us (1) in the case of private companies, provided by that company, and (2) in the case of public companies, provided by that company’s most recent public filings with the SEC.
(2)	Some of the securities listed are issued by one or more affiliates of the listed portfolio company.
(3)	Affiliate investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns at least 5% but not more than 25% of the voting securities of the company.
(4)	Control investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 25% of the voting securities of the company. MCG defines non-majority owned control investments as companies in which MCG owns more than 25% but not more than 50% of the voting securities of the company.
(5)	MCG defines majority owned control investments as companies in which MCG owns more than 50% of the voting securities of the company.
(6)	Non-income producing at the relevant period end.
(7)	In August 2006, MCG sold 50.1% of its equity in Crystal Media Network, LLC (“Crystal Media”). As part of the transaction, MCG also issued a written call option to the buyer on up to an additional 10% ownership interest in Crystal Media for $110. The option expires January 31, 2008. This call option is included in other liabilities at fair value on MCG’s consolidated balance sheets.
(8)	We provide consulting services to this portfolio company.
(9)	During the first quarter of 2007, NYL Brands Holdings, Inc. changed its name to Active Brands International, Inc. During the second quarter of 2007, MCG converted its 1,500 Class A shares to non-voting Class A-1 shares. As a result, Active Brands has been classified as a non-affiliate investment since June 30, 2007.
(10)	During the second quarter of 2007, JupiterKagan, Inc. changed its name to JUPR Holdings, Inc.
(11)	MCG acquired 61% of Total Sleep Holdings, Inc. common stock during the second quarter of 2007 which resulted in it being classified as a majority owned control investment since June 30, 2007. In connection with this transaction, MCG granted a put option to a private equity firm to put an additional 34% of the common stock of Total Sleep Holdings, Inc. to MCG for a price of $1,000. This put option expires April 30, 2009 if not exercised prior to that date. This put option is outstanding at December 31, 2007 and is included in other liabilities at fair value on MCG’s consolidated balance sheets.
(12)	Helicon Cable Holdings, LLC refinanced and paid off its senior and subordinated secured debt during the third quarter of 2007, at which time a new unsecured facility to the operating company and a new unsecured facility to the holding company were funded. JetBroadband Holdings, LLC replaced Helicon Cable Holdings, LLC as the parent entity of the portfolio company in connection with a concurrent restructuring of the equity.
(13)	MCG’s investment in MTP Holdings, LLC was previously listed as an investment in Midwest Tower Partners, LLC. Midwest Tower Partners, LLC is a subsidiary of MTP Holdings, LLC.
(14)	During the third quarter of 2007, all of the existing preferred stock and preferred stock warrants of TNR Entertainment Corp. (“TNR”) were converted to common stock and common stock warrants. In addition, MCG purchased shares of TNR’s voting preferred stock constituting a majority of the outstanding voting securities of TNR. As a result, TNR has been classified as a majority control investment since September 30, 2007.
(15)	During the third quarter of 2007, National Display Holdings, LLC changed its name to NDSSI Holdings, LLC.
(16)	On December 31, 2007, MCG received 744,777 shares of common stock of Cleartel Communications, Inc. (“Cleartel”) in exchange for, and in cancellation of, $74,478 of debt owed by Cleartel to MCG under its existing credit facilities.
(17)	During the fourth quarter of 2007, Wire Rope Corporation of America, Inc. changed its name to WireCo WorldGroup Inc.
(18)	We hold board positions in this portfolio company.

DETERMINATION OF NET ASSET VALUE

Quarterly Determination of Net Asset Value

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this prospectus, we do not have any preferred stock outstanding.

We determine the value of each investment in our portfolio on a quarterly basis. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process. At December 31, 2007 and 2006, approximately 95%, of our total assets represented investments of which approximately 97% are valued at fair value and approximately 3% are valued at market value based on readily ascertainable public market quotes at December 31, 2007 and 2006. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we determine the fair value of each individual investment on a quarterly basis and record changes in fair value as unrealized appreciation or depreciation on investments in our statement of operations.

As a business development company, we invest primarily in illiquid securities including debt and equity securities of private companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We generally include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership and corporate governance parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. In some cases, our loan agreements also allow for increases in the spread to the base index rate if the financial or operational performance of the customer deteriorates or shows negative variances from the customer’s business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the customer’s plan. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

We base the fair value of our investments on the enterprise value of the portfolio companies in which we invest. The enterprise value is the value at which an enterprise could be sold in a transaction between two willing parties other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for determining enterprise value and for any one portfolio company enterprise value is generally described as a range of values from which we derive a single estimate of enterprise value. In determining the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally prepare discounted cash flow models based on our projections of the future free cash flows of the business and industry derived capital costs. We review external events, including private mergers and acquisitions, and include these events in our enterprise valuation process. We also use industry valuation benchmarks and review public market comparables. When an external event such as a purchase transaction, public offering, or subsequent debt or equity sale occurs, the pricing indicated by the external event may be used to corroborate our estimate of enterprise value.

Using the estimated enterprise value of the portfolio company, we estimate the value of each investment we own in the portfolio company. For our loans and debt securities, if there is adequate enterprise value to support the repayment of our debt then the fair value of our loan or debt security typically corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of our equity investments is determined based on various factors including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, as well as other pertinent factors such as recent offers to purchase a portfolio company, recent sales of the portfolio company’s equity securities, recent liquidation events or other events. The investment value is discounted if it is illiquid in nature and/or a minority, non-control position.

We also retain independent valuation firms to perform independent valuations of certain of our portfolio companies and perform reviews for our fair value determinations. The independent valuations and reviews are considered by our board of directors in its determination of the fair value of our portfolio companies. We intend to continue to utilize independent valuation firms to obtain additional support in the preparation of our internal valuation analyses each quarter.

Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the date of the relevant period end. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to the restrictions on sale.

MANAGEMENT

Our board of directors is responsible for overseeing our business and affairs and supervises the management of our company. The responsibilities of each director include, among other things, the oversight of the loan and investment approval process, the quarterly valuation of our assets, and oversight of our financing arrangements. Our board of directors maintains an audit committee, a compensation committee, an investment committee, a nominating and corporate governance committee, an enterprise risk committee and a valuation committee.

The day-to-day management of our investment portfolio is the responsibility of our credit committee. As a result, our credit committee approves all of our investments by a majority vote. The five members of our credit committee are Steven F. Tunney, our president and chief executive officer, Robert J. Merrick, our executive vice president and chief investment officer, B. Hagen Saville, our executive vice president of business development, William B. Ford, a senior vice president and managing director, and Robert L. Marcotte, a senior vice president and managing director. See “—Biographical Information” for further information about the business experience of each executive officer on our credit committee. Each member of the credit committee receives an annual fixed salary, awards of our restricted stock pursuant to the 2006 Employee Restricted Stock Plan and may also receive an annual cash bonus for the services he provides to us. See “Executive Compensation—Compensation Discussion and Analysis” for further information. Because each of the executive officers on our credit committee provides portfolio management services only to us, there are no conflicts of interest with respect to their management of other accounts or investment vehicles. Set forth below is the dollar range of equity securities beneficially owned by each member of our credit committee as of March 17, 2008, based on the closing price of $9.45 on March 17, 2008 on the Nasdaq Global Select Market:

Name of Officer	Dollar Range of Equity Securities Beneficially Owned(a)
Steven F. Tunney	Over $1,000,000
B. Hagen Saville	Over $1,000,000
Robert J. Merrick	Over $1,000,000
William B. Ford	$500,001 - $1,000,000
Robert L. Marcotte	$500,001 - $1,000,000

(a)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

In addition, the investment committee of our board of directors must approve certain significant investments based on asset type and investment size, as determined from time to time by our board of directors and its investment committee. See “Management—Meetings of the Board of Directors and Committees.”

Our officers and senior investment professionals have extensive experience in managing investments in private, middle market, growth oriented businesses, and are knowledgeable about our approach to lending and investing. No one person is primarily responsible for making recommendations to a committee and no one person has the authority to approve any investment. Because we are internally managed, we have not entered into any advisory agreement and pay no investment advisory fees to any outside investment adviser, but instead we pay the operating costs associated with employing investment management professionals.

Structure of Board of Directors

Our restated certificate of incorporation provides that our board of directors will be no less than five directors and no greater than eleven directors. Our bylaws permit the board of directors to fix the number of directors within this range. Our restated certificate of incorporation permits the board of directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director. Our board of directors is classified into three approximately equal classes with three-year terms, with the term of one of the classes expiring each year. At each annual meeting of stockholders, the successors of directors whose terms will then expire will be elected to serve from the time of their election and qualification until the third annual meeting following their election. This classification of the board of directors may have the effect of delaying or preventing a change of control or of management of our company. There are no family relationships between any of our directors or officers.

Certain of our directors who are also officers may serve as directors of, or on the boards of managers of, certain of our portfolio companies. Each director has the same address as MCG, 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209.

Directors

Our directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the Investment Company Act of 1940 (the “1940 Act”). Information regarding our board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Robert J. Merrick	63	Director, Executive Vice President and Chief Investment Officer	1998	2008
B. Hagen Saville	46	Director, Executive Vice President, Business Development	2006	2008
Steven F. Tunney	47	Director, President and Chief Executive Officer	1999	2010
Independent Directors
Jeffrey M. Bucher	75	Chairman of the Board	2001	2009
Edward S. Civera	57	Director	2005	2010
A. Hugh Ewing, III	64	Director	2007	2009
Kim D. Kelly	51	Director	2004	2010
Wallace B. Millner, III	68	Director	1998	2008
Richard W. Neu	52	Director	2007	2008
Kenneth J. O’Keefe	53	Director	2001	2009

Executive Officers

Each executive officer has the same address as MCG, 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209. Information regarding our executive officers is as follows:

Name	Age	Position
William B. Ford	45	Senior Vice President and Managing Director
Robert S. Grazioli	49	Executive Vice President and Chief Information Officer
Robert L. Marcotte	49	Senior Vice President and Managing Director
Michael R. McDonnell	44	Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer
Robert J. Merrick	63	Executive Vice President and Chief Investment Officer
Samuel G. Rubenstein	46	Executive Vice President, General Counsel and Corporate Secretary
B. Hagen Saville	46	Executive Vice President, Business Development
Derek R. Thomas	40	Executive Vice President, Risk Management and Underwriting
Steven F. Tunney	47	President and Chief Executive Officer
John C. Wellons	36	Senior Vice President and Chief Accounting Officer

Biographical Information

Independent Directors

The following directors are considered independent for purposes of the 1940 Act.

Name and Year First Elected Director	Age	Background Information
Jeffrey M. Bucher (2001)	75	Mr. Bucher has been Chairman of our board since March 2007. Since 2001, Mr. Bucher has been employed at Kozusko Harris Vetter Wareh, LLP, a law firm, where he is of counsel. From 1999 to 2000, Mr. Bucher was employed at Lillick & Charles, LLP (currently Nixon Peabody LLP), a law firm where he was a partner. From 1993 to 1999, Mr. Bucher was employed at Bryan Cave, LLP, a law firm, where he was of counsel. From 1972 to 1976, Mr. Bucher served as a Member of the Board of Governors of the Federal Reserve System. Mr. Bucher also serves as a director of the Mizuho Corporate Bank of California and as a director and president of The Vasek and Anna Mana Polak Charitable Foundation, Inc.

Edward S. Civera (2005)	57	Edward S. Civera is a business executive with over 30 years of experience in operations, accounting and finance. He is currently the Chairman of the board of directors of HealthExtras, Inc., a pharmacy benefit management company, a member of the board of directors of MedStar Health, a non-profit healthcare organization and a member of the board of directors of Washington Real Estate Investment Trust, an equity real estate investment trust. From 1997 to 2001, Mr. Civera was the Chief Operating Officer and Co-Chief Executive Officer of United Payors & United Providers, Inc. Prior to that, Mr. Civera spent 25 years with Coopers & Lybrand (now PricewaterhouseCoopers LLP), the last 15 years as both a partner and managing partner focused on financial advisory and auditing services.

A. Hugh Ewing, III (2007)	64	Mr. Ewing is President, Managing Director and Co-Founder of Ewing Bemiss & Co., an independent investment bank providing investment banking services to middle-market companies across the United States based in Richmond, Virginia. Prior to founding Ewing Bemiss & Co. in 1992, he was a partner in Galleher & Company where he was active in private placements, leveraged buyouts, and mergers and acquisitions, and as a principal in leveraged buyouts and venture capital. Prior to that he was vice president, corporate finance, of Wheat, First Securities, Inc., where he headed the merger and acquisition group, and gained experience in

Name and Year First Elected Director	Age	Background Information
		private and public financings. Mr. Ewing was also a general partner of Hillcrest Group, which managed venture capital funds and is a past chairman of the National Association of Small Business Investment Companies.

Kim D. Kelly (2004)	51	Ms. Kelly is a consultant. From July 2004 until March 2005, she served as the President and Chief Executive Officer of Arroyo Video Solutions, Inc., a software company serving video service providers. From 1990 to 2003, Ms. Kelly was employed by Insight Communications Company, Inc., where she was President from August 2002 to 2003, Chief Operating Officer from January 1998 to 2003 and Executive Vice President and Chief Financial Officer from 1990 to January 2002. From August 2002 to 2003, she also served as Chief Executive Officer of Insight Midwest, L.P. Ms. Kelly also serves as a director of Bank of New York Hamilton Funds.

Richard W. Neu (2007)	52	Mr. Neu currently serves on the board of directors and the audit committee of Dollar Thrifty Automotive Group, Inc. Mr. Neu was the Chief Financial Officer and Treasurer of Charter One Financial, Inc. from December 1985 to August 2004, and was a director of Charter One Financial, Inc. from 1992 to August 2004. Mr. Neu previously worked for KPMG as a Senior Audit Manager.

Kenneth J. O’Keefe (2001)	53	Mr. O’Keefe served as the Chairman of our board from February 2005 to March 2007. He currently is a Managing Director of Vestar Capital Partners, a private equity firm. From July 2003 until 2006, he was Chief Executive Officer of NewVen Partners, LLC, a private investment firm, which he founded. Prior to July 2003, Mr. O’Keefe held executive positions with several large media companies over an 18 year career, including Pyramid Communications, Inc. where he served as Executive Vice President, Chief Financial Officer and Board Member, Evergreen Media Corporation as Executive Vice President of Operations and Board Member, Chancellor Media Corporation as Executive Vice President of Operations, AMFM, Inc. as Chief Executive Officer, President and Chief Operating Officer, Clear Channel Communications, Inc. as President and Chief Operating Officer of its radio division and Infinity Broadcasting as Executive Vice President.

Name and Year First Elected Director	Age	Background Information

Wallace B. Millner, III (1998)	68	Mr. Millner served as the Chairman of our board from November 2002 to February 2005 and from 1998 through May 2001. From 1973 to 1997, Mr. Millner served in various executive positions at Signet Banking Corporation, a bank holding company, including Vice Chairman, and Chief Financial Officer.

Interested Directors

Messrs. Merrick, Saville and Tunney are interested persons as defined in the 1940 Act due to their position as officers of the Company.

Name and Year First Elected Director	Age	Background Information
Robert J. Merrick (1998)	63	Mr. Merrick has served as our Chief Investment Officer since August 2006 and as one of our Executive Vice Presidents since 1998. Mr. Merrick was our Chief Credit Officer from 1998 to August 2006. Mr. Merrick was employed at Signet Bank where he served as Executive Vice President and Chief Credit Officer from 1985 to 1997.

B. Hagen Saville (2006)	46	Mr. Saville has served as our Executive Vice President of Business Development since 1998. From 1997 to 1998, Mr. Saville was employed at First Union National Bank, which acquired Signet Bank in 1997. From 1994 to 1997, Mr. Saville was employed at Signet Bank where he served as Vice President.

Steven F. Tunney (1999)	47	Mr. Tunney has served as our President since May 2001, and as our Chief Executive Officer since August 2006. Prior to becoming our Chief Executive Officer, he served as our Chief Operating Officer from 1998 to August 2006. Prior to becoming our President, he served as our Chief Financial Officer and Secretary from 1998 to 2000 and our Treasurer from 1998 to 2002. From 1997 to 1998, Mr. Tunney was employed at First Union National Bank, which acquired Signet Bank in 1997. From 1996 to 1997, Mr. Tunney was employed at Signet Bank where he served as a vice president.

Executive Officers Who Are Not Directors

The following information, as of March 17, 2008, pertains to our executive officers who are not directors of MCG. Certain of our executive officers, including Messrs. Saville and Tunney, serve as directors, managers, and/or officers of certain of our subsidiaries and portfolio companies.

Name	Age	Background Information
William B. Ford	45	Mr. Ford has served as one of our Managing Directors since April 2004. He has been a Senior Vice President since August 2006 and was a Vice President from April 2004 until August 2006. From November 1997 until April 2004, Mr. Ford was employed as a managing director at Perseus, LLC, a private equity fund.

Robert S. Grazioli	49	Mr. Grazioli has been our Executive Vice President and Chief Information Officer since September 2006 and our Senior Vice President and Chief Information Officer since May 2006. From November 2002 to May 2006, Mr. Grazioli was a consultant and Global Technology Coordinator for IWBank, and from 1995 to 2002 he was the Global Head of Technology and Chief Information Officer for IMI Bank.

Robert L. Marcotte	49	Mr. Marcotte has served as one of our Managing Directors since 2002. He has been a Senior Vice President since March 2006 and a Vice President from 2002 until March 2006. Prior to joining MCG in 2002, Mr. Marcotte was Chief Financial Officer for Aleron, Inc., a wholesale internet access and network services provider. Formerly, he served as vice president in the corporate finance department of the investment banking division of Goldman Sachs & Co.

Michael R. McDonnell	44	Mr. McDonnell has served as our Chief Operating Officer since August 2006 and as our Executive Vice President, Chief Financial Officer and Treasurer since September 2004. From August 2000 to August 2004, Mr. McDonnell was employed by EchoStar Communications Corporation, where he served as Executive Vice President and Chief Financial Officer from July 2004 to August 2004 and as Senior Vice President and Chief Financial Officer from August 2000 to July 2004. From August 1986 to August 2000, Mr. McDonnell was employed by PricewaterhouseCoopers LLP where he was a partner since 1996. Mr. McDonnell also serves on the board of directors of HealthExtras, Inc., a pharmacy benefit management company. Mr. McDonnell will assume the additional role of Chief Accounting Officer upon the departure of John C. Wellons on April 11, 2008.

Name	Age	Background Information
Samuel G. Rubenstein	46	Mr. Rubenstein has served as our Executive Vice President, General Counsel and Corporate Secretary since 2000 and as our Chief Compliance Officer since February 2008. From 1993 to 2000, Mr. Rubenstein was employed at Bryan Cave, LLP, a law firm, where he was a partner since 1996.

Derek R. Thomas	40	Mr. Thomas has been our Executive Vice President, Risk Management and Underwriting since August 2006 and as Director of Sponsorship and Underwriting from November 2001 until August 2006. From March 2006 until August 2006, Mr. Thomas was one of our Senior Vice Presidents, and he was one of our Vice Presidents from November 2001 until March 2006. Mr. Thomas has been employed by us since 1998.

John C. Wellons	36	Mr. Wellons has served as our Chief Accounting Officer since May of 2004, as a Senior Vice President since March 2006 and as a Vice President since July 2002. Mr. Wellons also served as our Director of Financial Accounting from July 2002 to May 2004, and as our Assistant Vice President and Director of Corporate Finance from October 2000 to July 2002. From June 2000 to October 2000, Mr. Wellons served as our Assistant Controller—Financial Accounting. Prior to joining MCG, Mr. Wellons was employed by Ernst & Young LLP from December 1996 to May 2000. On March 14, 2008, Mr. Wellons announced his intention to resign from the position of Chief Accounting Officer to pursue an opportunity with another company, effective as of April 11, 2008.

Meetings of the Board of Directors and Committees

During 2007, our board of directors held 16 board meetings and also acted by written consent. Our board of directors has established an audit committee, a compensation committee, an enterprise risk committee, an investment committee, a nominating and corporate governance committee and a valuation committee. The audit committee, compensation committee and nominating and corporate governance committee each operate pursuant to a charter, each of which is available on our website at www.mcgcapital.com and is also available in print to any stockholder who requests a copy. All directors attended at least 75% of the aggregate number of meetings of the board and of the respective committees on which they served. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders. All of the members of our board of directors were present at our 2007 annual meeting of stockholders.

We have designated Jeffrey M. Bucher as the presiding director to preside at all executive sessions of non-management directors. Executive sessions of non-management directors are held at least quarterly. Stockholders may communicate with Mr. Bucher by writing to: Board of Directors, MCG Capital Corporation, 1100 Wilson Boulevard, Suite 3000, Arlington, VA 22209.

The table below represents the committee composition as of December 31, 2007.

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Investment Committee	Valuation Committee	Enterprise Risk Committee

Steven F. Tunney	—	—	—	X	—	X
Robert J. Merrick	—	—	—	Chair	—	X
B. Hagen Saville	—	—	—	X	—	—
Jeffrey M. Bucher	X	—	Chair	X	X	—
Edward S. Civera	—	Chair	X	X	X	X
A. Hugh Ewing, III	—	X	X	X	X	—
Kim D. Kelly	X	X	X	X	—	Chair
Wallace B. Millner, III	Chair	—	X	X	Chair	X
Richard W. Neu	X	X	X	—	—	X
Kenneth J. O’Keefe	—	X	X	—	—	—

Audit Committee

The audit committee selects our independent auditors, reviews with such independent auditors the planning, scope and results of their audit of our financial statements and the fees for services performed, reviews with the independent auditors the adequacy of internal control systems, reviews our annual financial statements and reviews our audit reports and financial statements. The audit committee currently consists of Messrs. Millner, Bucher and Neu and Ms. Kelly, all of whom are considered independent under the rules promulgated by the Nasdaq Stock Market and are not “interested persons” of MCG Capital, as defined in Section 2(a)(19) of the 1940 Act. Mr. Millner serves as chair of the audit committee. Our board of directors has determined that Mr. Millner is an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Exchange Act. Mr. Millner meets the current independence requirements of Rule 10A-3 of the Exchange Act, and, in addition, is not an “interested person” of MCG Capital, as defined in Section 2(a)(19) of the 1940 Act. The audit committee met eight times during 2007.

Compensation Committee

The compensation committee determines the compensation for our executive officers based upon recommendations from management and administers our restricted stock arrangements with our officers and employees. The compensation committee currently consists of Ms. Kelly and Messrs. Civera, Ewing, Neu and O’Keefe, all of whom are considered independent under the rules promulgated by the Nasdaq Stock Market and are not “interested persons” of MCG Capital, as defined in Section 2(a)(19) of the 1940 Act. Mr. Civera serves as chair of the compensation committee. The compensation committee met six times during 2007 and acted by written consent.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee nominates candidates for the board of directors to consider for election as directors. The nominating and corporate governance committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any other applicable law, rule or regulation regarding director nominations. Stockholders may submit candidates for nomination for our board of directors by writing to: Board of Directors, MCG Capital Corporation, 1100 Wilson Boulevard, Suite 3000, Arlington, VA 22209. When submitting a nomination to us for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of our capital stock owned beneficially or of record by the person; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

In evaluating director nominees, the nominating and corporate governance committee considers the following factors:

•	the appropriate size and composition of our board of directors;

•	our needs with respect to the particular talents and experience of our directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of our board of directors;

•	the capacity and desire to serve as a member of our board of directors and to represent the balanced, best interests of our stockholders as a whole;

•	experience with accounting rules and practices; and

•	the desire to balance the considerable benefit of continuity with the periodic addition of the fresh perspective provided by new members.

The nominating and corporate governance committee’s goal is to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the nominating and corporate governance committee may also consider such other factors as it may deem are in our best interests and those of our stockholders. The nominating and corporate governance committee also believes it appropriate for certain key members of our management to participate as members of the board of directors.

The nominating and corporate governance committee identifies nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective. If any member of the board of directors does not wish to continue in service or if the nominating and corporate governance committee or the board of directors decides not to re-nominate a member for re-election, the nominating and corporate governance committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the nominating and corporate governance committee and board of directors are polled for suggestions as to individuals meeting the criteria of the nominating and corporate governance committee. Research may also be performed to identify qualified individuals. We have engaged third parties to identify or evaluate or assist in identifying potential nominees to the board of directors.

The nominating and corporate governance committee also engages in succession planning for us, including with respect to the executive management team. Nominations of persons for election to the board of directors by stockholders at the 2008 annual meeting of stockholders must be made pursuant to the advance notice procedures set forth in our bylaws. The current members of the nominating and corporate governance committee are Messrs. Bucher, Civera, Ewing, Millner, Neu and O’Keefe and Ms. Kelly, all of whom are considered independent under the rules promulgated by the Nasdaq Stock Market and are not “interested persons” of MCG Capital, as defined in Section 2(a)(19) of the 1940 Act. Mr. Bucher serves as chair of the nominating and corporate governance committee. The nominating and corporate governance committee met five times during 2007.

Investment Committee

The investment committee must approve certain significant investments as determined, from time to time, by our board of directors and its investment committee. The investment committee currently consists of Messrs. Merrick, Tunney, Saville, Civera, Bucher, Ewing and Millner and Ms. Kelly. Mr. Merrick serves as the chair of the investment committee. The investment committee met 17 times during 2007.

Valuation Committee

The valuation committee establishes guidelines and makes recommendations to our board of directors regarding the valuation of our loans and investments. The current members of the committee are Messrs. Millner, Bucher, Civera and Ewing. Mr. Millner serves as chair of the valuation committee. The valuation committee met four times during 2007.

Enterprise Risk Committee

The enterprise risk committee assists the board of directors and the audit committee in fulfilling their responsibilities with respect to the oversight and monitoring of risk to and throughout the Company. The current members of the committee are Ms. Kelly and Messrs. Civera, Merrick, Millner, Neu and Tunney. Ms. Kelly serves as the chair of the enterprise risk committee. The enterprise risk committee met three times during 2007.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

The following table sets forth compensation that we paid during the year ended December 31, 2007, to our directors. Our directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Name	Fees Earned or Paid in Cash	Stock Awards(1)		All Other Compensation(2)	Total
Interested Directors
Steven F. Tunney(3)	N/A	N/A		N/A	N/A
Robert J. Merrick(3)	N/A	N/A		N/A	N/A
B. Hagen Saville(3)	N/A	N/A		N/A	N/A
Independent Directors
Jeffrey M. Bucher	$139,150	$68,214	(4)	—	$207,364
Edward S. Civera	$135,274	$17,597	(5)	—	$152,871
Kim D. Kelly	$135,274	$17,597	(5)	—	$152,871
A. Hugh Ewing, III	$23,287	$11,369	(6)	—	$34,656
Wallace B. Millner, III	$152,894	—		—	$152,894
Richard W. Neu	$16,096	$5,666	(7)	—	$21,762
Kenneth J. O’Keefe	$78,470	$68,214	(4)	—	$146,684

(1)	The amount included as Stock Awards represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year ended December 31, 2007, as determined in accordance with FAS 123R. See Note 9 to our Consolidated Financial Statements included in this prospectus.
(2)	Directors do not receive any perquisites or other personal benefits from us.
(3)	Employee directors are not compensated for their services on our board of directors. See “Summary Compensation Table” for information on the total compensation, including awards of restricted stock, of Messrs. Tunney, Merrick and Saville for the year ended December 31, 2007.
(4)	Each non-employee director elected at the 2006 annual meeting of stockholders was granted 7,500 shares of restricted stock, for which forfeiture provisions will lapse as to one-third of such grant for each of the three years of such director’s term, provided such director is a member of the board on the date on which the forfeiture provisions are scheduled to lapse. See Note 9 to our Consolidated Financial Statements included in this prospectus.
(5)	Each non-employee director elected at the 2007 annual meeting of stockholders was granted 7,500 shares of restricted stock, for which forfeiture provisions will lapse as to one-third of such grant for each of the three years of such director’s term, provided such director is a member of the board on the date on which the forfeiture provisions are scheduled to lapse. See Note 9 to our Consolidated Financial Statements included in this prospectus.
(6)	Mr. Ewing received a grant of 3,750 shares of restricted stock as a retainer in lieu of a cash payment upon his appointment to the board of directors in 2007. Forfeiture provisions will lapse as to one half of this grant for each of the first two years of his term as a director, provided he is a member of the board on the date on which the forfeiture provisions are scheduled to lapse. See Note 9 to our Consolidated Financial Statements included in this prospectus.
(7)	Mr. Neu received a grant of 1,250 shares of restricted stock as a retainer in lieu of a cash payment upon his appointment to the board of directors in 2007. Forfeiture provisions will lapse on these shares at the end of the first year of his term as a director, provided he is a member of the board on the date on which the forfeiture provisions are scheduled to lapse. See Note 9 to our Consolidated Financial Statements included in this prospectus.

Director Fees

Each non-employee director receives an annual retainer of $25,000. The members of each of the audit committee, the investment committee, the nominating and corporate governance committee, the enterprise risk committee, the compensation committee and the valuation committee receive an annual fee of $25,000 per committee. In addition, the chairman of our board of directors and the chairman of our audit committee each receive an annual fee of $25,000. We may also elect to give shares of our common stock to new directors in lieu of cash compensation. We also reimburse non-employee directors for expenses related to meeting attendance. Directors who are our employees do not receive additional compensation for service as a member of our board of directors.

2006 Non-Employee Director Restricted Stock Plan

On June 12, 2006, our stockholders adopted the MCG Capital Corporation 2006 Non-Employee Director Restricted Stock Plan, which we refer to as the 2006 director plan. Under the 2006 director plan, non-employee directors will each receive a grant of 7,500 shares of restricted stock, or awards, at the beginning of each three-year term of service on our board of directors. Forfeiture provisions will lapse as to one-third of shares granted each year over the three-year term. The SEC has granted an order authorizing us to issue restricted shares of our common stock to our non-employee directors. Grants of awards under the 2006 director plan will be automatic and may not be changed without further approval from the Securities and Exchange Commission, or SEC.

The total number of shares of common stock that may be subject to the granting of awards under the 2006 director plan is 100,000 shares, plus the number of shares with respect to which awards previously granted thereunder are forfeited or cancelled or terminated. The board of directors is authorized to adjust the limitations described in the preceding paragraph and outstanding awards in the event of a dividend or other distribution payable in shares of common stock, division, combination or reclassification of any of the shares of our common stock. In addition, the total number of shares that may be outstanding as restricted shares under all of our compensation plans may not exceed 10% of the total number of our shares of common stock authorized and outstanding at any time.

The persons eligible to receive awards under the 2006 director plan are the members of our board of directors who are not also our employees. The 2006 director plan is to be administered by the compensation committee of our board of directors, which is comprised solely of directors who are considered independent under the rules promulgated by the Nasdaq Stock Market and are not “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Subject to the terms of the 2006 director plan, the compensation committee is authorized to make all determinations that may be necessary or advisable for the administration of the 2006 director plan.

The compensation committee is authorized to grant restricted stock awards. A grant of restricted stock is a grant of shares of our common stock that, at the time of issuance, are subject to certain forfeiture provisions, and thus are restricted as to transferability until such forfeiture restrictions have lapsed. The restrictions on the restricted stock issued pursuant to the 2006 director plan relate to continued service on our board of directors and lapse on an annual basis.

The restricted stock will be subject to restrictions on transferability and other restrictions as required by the compensation committee from time to time. Except to the extent restricted under the terms of the 2006 director plan, a participant granted an award will have all the rights of any other stockholder, including the right to vote the restricted stock and the right to receive dividends. During the restriction period prior to the lapse of applicable forfeiture provisions, the restricted stock generally may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the plan participant. Except as the board of directors or the compensation committee otherwise determines, upon termination of a participant’s service on the board of directors during the applicable restriction period, restricted stock for which forfeiture provisions have not lapsed at the time of such termination shall be forfeited.

Pursuant to the conditions of the order granted by the SEC, awards under the 2006 director plan will be subject to certain limitations. The board of directors may modify, revise or terminate the 2006 director plan at any time and from time to time, subject to the terms of (a) the order, (b) our restated certificate of incorporation and amended and restated bylaws, and (c) applicable law. The board of directors will seek stockholder approval of any action modifying a provision of the 2006 director plan when it is determined that such stockholder approval is appropriate under the provisions of applicable law, our certificate of incorporation or bylaws, or the order. The 2006 director plan will terminate when all shares of our common stock reserved for issuance thereunder have been issued and the forfeiture provisions on all restricted stock awards have lapsed, or by action of the board of directors.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

This discussion addresses compensation with respect to fiscal year 2007 for our named executive officers, or NEOs. In the first section, we discuss the general philosophy of our compensation program as it relates to the NEOs. In the second section, we discuss the components of our total compensation program, including base salary, annual cash bonuses and long term incentive compensation. Next we discuss the establishment of compensation levels and the role the compensation committee, management and compensation consultants play in these decisions. In the fourth section, we discuss how we determine the compensation of our NEOs. Finally, we discuss stock ownership requirements and the impact of various regulatory requirements on our compensation program.

Overview of Compensation Program and Compensation Philosophy

We have created objectives for our executive compensation program to attract and retain the best possible executive talent, to tie annual and long-term incentive compensation to the achievement of measurable corporate and individual performance objectives and to align the interests of management with those of stockholders. Specifically, our executive compensation program is designed to reward:

•	Superior risk adjusted returns on our investment portfolio

•	Strong corporate governance and business ethics

•	Management team development

•	Diversification of our investment portfolio

•	Strength in income and capital gains to support and grow our dividend

•	Stable and consistent returns to stockholders

In 2007, the compensation committee continued to improve the design and administration of our executive compensation programs in order to more effectively achieve our desired objectives. The committee intends to continue this ongoing process of aligning executive compensation and our goals in 2008.

As a business development company, or BDC, we must comply with the requirements of the 1940 Act. Among other things, the 1940 Act imposes certain requirements on the structure of our compensation programs, including limitations on our ability to issue equity-based compensation to our employees and directors. We have received an exemptive order from the SEC permitting us to issue restricted shares of our common stock as part of the compensation packages for certain of our employees and directors. Our stockholders approved our 2006 Employee Restricted Stock Plan and our 2006 Non-employee Restricted Stock Plan in June 2006.

Components of Total Compensation

We compensate our NEOs through a combination of base salary, annual cash bonuses, long term incentive compensation and benefit plans and programs. Our equity compensation is structured as grants of restricted shares of our common stock and is designed to be competitive with comparable employers and to align management’s incentives with the long-term interests of our stockholders. In allocating among these elements of compensation, we believe that the compensation of our NEOs should be based predominately on company and individual performance. Company performance is used to align the interests of employees to those of stockholders. We use individual performance to link compensation to the individual’s contribution to returns generated for our stockholders.

Base Salary

We believe that the NEOs’ base salaries should be targeted between the median and the 75th percentile of the range of salaries for executives in similar positions and with similar responsibilities at comparable companies discussed below, based on pre-established performance criteria. We have established salaries based on competitive market data and internal pay equity considerations, as well as the individual’s position, scope of responsibility and experience level.

We have entered into employment agreements with several of our NEOs. On September 18, 2006, we entered into employment agreements with Messrs. Tunney, Saville, and Merrick. On March 1, 2007, we entered into an employment agreement with Mr. Rubenstein. On March 5, 2008, we entered into an amended and restated employment agreement with Mr. McDonnell. We do not have an employment agreement with Mr. Ford. The committee believes these agreements are necessary to secure each executive’s services to the company for several years.

In general, the agreements provide for the compensation of each executive, as discussed below, payments to each executive upon various termination scenarios and contain certain restrictive covenants on competition and solicitation of our employees and clients. Each executive will receive compensation for termination due to death or disability, termination by us other than for cause, termination by the executive for good reason or termination upon a change in control. See “Employment Agreements” and “Potential Payments upon Termination or Change-in-Control” for additional information regarding the material terms of these agreements.

Annual Cash Bonuses

We pay annual cash bonuses to reward corporate and individual achievements for the prior fiscal year. Historically, annual bonuses have been based on the compensation committee’s discretionary assessment of the Company’s and the NEO’s performance, with input from the chief executive officer for NEOs other than himself. For 2007, each NEO, other than Mr. Ford, was eligible for bonuses ranging from 0% to 200%, with a target bonus of 100% of his base salary, pursuant to employment agreements between the Company and the NEO. Mr. Ford was eligible for a bonus for 2007, ranging from 50% to 200%, with a target bonus of 150% of his base salary. The compensation committee considered performance achievements in the determination of bonuses for fiscal 2007, including company performance, based upon a comparison of actual performance to budgeted performance, and the personal performance of each individual. The performance goals used for determining the bonuses for NEOs, with the exception of Mr. Ford, fell into three general categories:

•

Corporate Governance. Weighted 0-20%, corporate governance includes communications with the board of directors, compliance with laws and regulations, business ethics, internal controls and management team development.

•	Portfolio Diversity. Weighted 0-20%, portfolio diversity includes the extent to which the company’s portfolio of investments is concentrated within particular industries.

•

Financial Performance of the Company. Weighted 0-160%, financial performance of the company considers earnings per share, distributable net operating income per share, return on average equity, net income and distributable net operating income plus net realized gains for the current year and for a trailing three-year period as compared to the budgeted amounts for the relevant period.

•	In addition to the above, the compensation committee may make additional discretionary allocations based on market conditions and discretionary metrics.

Determination of Cash Bonuses.    Bonuses for 2007 will be paid in March of 2008 and were typically determined as a percentage of each employee’s salary, based on individual performance, company performance and each employee’s level within the company. Annual bonuses paid for performance in 2007 are disclosed in the bonus column of the Summary Compensation Table. The bonuses earned during 2007 by Messrs. Tunney, McDonnell, Saville, Rubenstein and Merrick were determined based on the performance goals adopted by the committee discussed above, including goals for performance of the company. Because of the performance-based element of their bonuses, Messrs. Tunney, McDonnell, Saville, Rubenstein and Merrick’s bonuses are listed as non-equity incentive plan compensation below.

Long Term Incentive Compensation

We believe that the particular characteristics of our business, our dependence on key personnel to conduct our business effectively and the highly competitive environment in which we operate require the use of equity-based compensation for our personnel.

We strongly believe that the most appropriate form of equity-based compensation that we can offer is restricted stock. Relative to other forms of equity-based compensation, we believe restricted stock allows us to: (1) develop superior alignment in business plan, stockholder interests and employee interests; (2) manage dilution associated with equity-based compensation; and (3) match the return expectations of the business more closely with our equity-based compensation plan.

We believe restricted stock motivates performance that is more consistent with the type of return expectations that we have established for our stockholders. Our strategy is to originate high quality, long-term assets and to support the risk management activity of our portfolio companies over a long period of time. To this end, restricted stock places more value on the quality of originated assets over the quantity of originated assets, and thus, restricted stock is an excellent compensation tool for us to align employee interests with stockholder interests. Shares of restricted stock that are subject to forfeiture provisions allow us to set objectives and provide meaningful rewards over time to employees who effectuate the targeted outcome of income and principal stability.

2006 Employee Restricted Stock Plan.    We provide long-term incentive compensation to our NEOs and other employees through the 2006 Employee Restricted Stock Plan, which we refer to as the 2006 employee plan. Stockholders approved the 2006 employee plan at our 2006 annual stockholders meeting. On April 4, 2006, the SEC granted us an order authorizing the issuance of restricted stock to our employees. Awards under the 2006 employee plan will comply with all aspects of the SEC’s order, including the following:

•	No one person may be granted awards relating to more than 25% of the shares available;

•	In any fiscal year, no person may be granted awards related to more than 500,000 shares of our common stock; and

•

The total number of shares that may be outstanding as restricted shares under all of our compensation plans may not exceed 10% of the total number of our shares of common stock authorized and outstanding at any time.

The restricted stock is subject to restrictions on transferability and other restrictions as required by the compensation committee from time to time. Except to the extent restricted under the terms of the 2006 employee plan, a participant granted an award will have all the rights of any other stockholder, including the right to vote the restricted stock and the right to receive dividends. During the restriction period prior to the lapse of applicable forfeiture provisions, the restricted stock generally may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the participant. Except as the board of directors or the compensation committee otherwise determines, if we terminate a 2006 employee plan participant’s employment during the restriction period, he or she will forfeit any restricted stock for which forfeiture provisions had not yet lapsed as of the date terminated.

The board of directors may modify, revise or terminate the 2006 employee plan at any time and from time to time, subject to the terms of (a) the SEC’s order, (b) our certificate of incorporation and bylaws and (c) applicable law. The board of directors will seek stockholder approval of any action modifying a provision of the 2006 employee plan when it determines that such stockholder approval is appropriate under the provisions of applicable law, our certificate of incorporation or bylaws, or the order. The 2006 employee plan will terminate when all shares of our common stock reserved for issuance thereunder have been issued and the forfeiture provisions on all restricted stock awards have lapsed, or by action of the board of directors.

Determination of Restricted Stock Awards.    With respect to the restricted stock awards, we compared the resulting total direct compensation for the NEOs, with the initial awards being annualized over a multi-year period, to the competitive market. To do this, we projected forward for two years (2008-2009), assuming some level of additional annual grants in each of 2007, 2008 and 2009.

We conducted additional analyses of the program as follows:

•	We analyzed estimates of the compensation expense resulting from our compensation actions to determine affordability, in particular the stock-based compensation expense under FAS123(R)

•	We analyzed the number of shares that would be consumed from our equity incentive plan as a result of these compensation actions

•

We examined historical and prospective total compensation and benefits expense as a percentage of revenue and total assets, and compared this to our estimate of the same ratios for our direct peers, where such information was available

•

We analyzed the apportionment of restricted stock grants and incentive compensation between our NEOs, senior investment professionals and all other staff over the four year period ended December 31, 2007

Initial Grants.    In 2006 and 2007, we made grants of restricted stock to our NEOs. The awards to Messrs. Tunney, Saville, McDonnell, Rubenstein and Merrick were meant to be front-loaded, multi-year grants and are intentionally larger than normal annual grants. These grants were made to provide these executives with strong incentives to create stockholder value over a multi-year period. Without such grants, the executives would otherwise have little alignment of interests with stockholders, given that the last time equity compensation was granted was in 2001.

With respect to initial grants to Messrs. Tunney, Saville and Merrick, forfeiture provisions lapse with respect to 60% of the shares on a quarterly basis beginning on December 31, 2006 and ending on December 31, 2009, subject to the executive’s continued employment, which we refer to as the time-based shares, and with respect to 40% of the shares on an annual basis beginning February 28, 2007 and ending on February 28, 2010, subject to the executive’s continued employment and the achievement of performance milestones determined by the Board, which we refer to as the performance-based shares. The performance criteria adopted by the Board are the same corporate governance and financial performance goals adopted with respect to the bonus awards. Forfeiture provisions will lapse with respect to the percentage of performance-based shares equal to the percentage of the NEOs base salary paid to him as a bonus award, not to exceed 100% of the performance-based shares. Dividends are paid on a current basis in cash on the unvested time-based shares. Dividends accrue on the performance-based shares while such shares are forfeitable but still held by the executive; however, the executive will no longer be entitled to receive dividends on the performance-based shares if the performance-based forfeiture conditions are not met, unless the performance-based shares become non-forfeitable by action of our board or the compensation committee.

In addition, pursuant to his amended and restated employment agreement, we granted Mr. McDonnell 160,000 shares of restricted stock on November 21, 2006. Pursuant to Mr. McDonnell’s employment agreement, 60,000 of the shares of restricted stock became non-forfeitable on the date of grant, 50,000 shares of restricted stock became non-forfeitable on September 1, 2007 and the remaining 50,000 shares of restricted stock become non-forfeitable on September 1, 2008, subject to Mr. McDonnell’s continued employment with us. Mr. McDonnell will be entitled to receive any cash dividends that are paid on the shares of restricted stock while such shares are forfeitable but still held by Mr. McDonnell.

Pursuant to his employment agreement, we granted Mr. Rubenstein 150,000 shares of restricted stock during 2007. Forfeiture provisions lapse with respect to these shares on a quarterly basis beginning on March 31, 2007 and ending on December 31, 2009, subject to Mr. Rubenstein’s continued employment.

Annual Grants.    NEOs are eligible to receive annual grants of restricted shares, based on the compensation committee’s assessment of company and individual performance. For most of our NEOs, the size of these grants is significantly smaller than the initial grants. In 2007, we made annual grants of restricted stock to each of our NEOs.

2001 Restricted Stock Awards.    In 2001, we terminated our stock option plan and the option grants made thereunder. In connection with the termination of our stock option plan in 2001, we issued 1,539,851 shares of restricted common stock, of which 47,402 were forfeited and none were subject to forfeiture provisions as of January 1, 2008. The forfeiture provisions lapsed with respect to 9,249 of these shares on January 1, 2008, and the aggregate fair market value of the outstanding shares subject to forfeiture provisions was approximately $107,198 as of December 31, 2007.

Benefit Plans and Programs

NEOs participate in the same benefit plans and programs as other employees, including comprehensive medical insurance, comprehensive dental insurance, group term life insurance, business travel accident insurance, dependent term life insurance, short term disability coverage, long term disability insurance, flexible spending reimbursement accounts, vision care and an Employee Assistance Program.

We maintain a 401(k) plan through which we make non-discretionary matching contributions of 3% to each participant’s plan account on the participant’s behalf, which represents a 50% match of the employee’s contributions, up to a 6% contribution level, of each participant’s eligible compensation for the year, up to a maximum compensation of $225,000. Contributions vest annually on a straight line basis over the employee’s first five years of employment. Our board of directors may also, at its sole discretion, make additional contributions to our employees’ 401(k) plan accounts, which vest on the same basis as other employer contributions.

We also maintain a non-qualified deferred compensation plan, which allows eligible employees classified as a principal, managing director, senior vice president, executive vice president, president or chief executive officer, to defer payment of up to 50% of base salary and up to 100% of cash bonus into an interest-bearing account. Interest is compounded quarterly at our cost of funds rate plus 200 basis points. No employer contributions are provided. For 2007, Messrs. Tunney, Saville and Rubenstein opted to defer portions of their compensation under the non-qualified deferred compensation plan.

Perquisites

We provide no other special benefits, perquisites, or retirement benefits to our NEOs. We do not believe that additional special benefits and perquisites are necessary or appropriate because they do not effectively reinforce a pay-for-performance orientation.

Establishing Compensation Levels

Role of the Compensation Committee and Management

The primary responsibility of our compensation committee, as set forth in its charter, is to evaluate the compensation of our executive officers and assure that they are compensated effectively and in a manner consistent with our stated compensation objectives. The compensation committee also periodically reviews our corporate goals and objectives relevant to executive compensation and our executive compensation structure to ensure that it is designed to achieve the objectives of rewarding the company’s executive officers appropriately for their contributions to corporate growth and profitability and our other goals and objectives.

At least annually, the compensation committee evaluates the compensation of our executive officers, including the NEOs, and determines the amounts and individual elements of total compensation for executive officers consistent with our corporate goals and objectives and communicates to stockholders the factors and criteria on which the executive officers’ compensation is based, including the relationship of our performance to the executive officers’ compensation. The committee works with the chief executive officer to conduct these reviews, with respect to the compensation of all executive officers other than the chief executive officer. The committee also periodically evaluates the terms and administration of our annual and long-term incentive plans, including equity compensation plans, to ensure that they are structured and administered in a manner consistent with our goals and objectives with respect to participation in such plans, target annual incentive awards, corporate financial goals, actual awards paid to executive officers and total funds reserved for payment under the compensation plans.

Role of the Compensation Consultant

During 2007, the compensation committee conducted a comprehensive review of executive compensation programs in order to determine the appropriate level of compensation for the majority of our NEOs. The compensation committee also engaged an independent executive compensation consulting firm, Frederic W. Cook & Co., or Cook & Co., to act as its independent advisor in reviewing our existing executive compensation practices and developing a framework and specific recommendations for an appropriate compensation program going forward.

Cook & Co. reviewed our current executive compensation programs, including recent compensation and business history, compensation plans and employment agreements. This review from Cook & Co. assisted the compensation committee in establishing the appropriate compensation for Messrs. Tunney, McDonnell, Saville, Merrick and Rubenstein.

In addition, we use compensation data from an independent compensation consultant McGlagan Partners, Inc., or McGlagan, to help determine the appropriate level of compensation for our employees, including one of our NEOs. The data from McGlagan, relating to the compensation programs and levels at other companies, are used to assist us in establishing and maintaining appropriate levels of base salaries, annual cash bonuses and long-term incentive compensation throughout the company. We use this information to compare our compensation with employees with similar positions and similar responsibilities at comparable companies. The information from McGlagan was used, in part, in establishing the appropriate compensation for Mr. Ford.

Assessment of Market Data and Peer Comparisons

To assess the competitiveness of our executive compensation levels, the committee worked with Cook & Co. to develop a comparative group of 12 publicly-traded companies and performed comprehensive analyses of competitive performance and compensation levels. The comparative group included four other BDCs, Allied Capital Corporation, American Capital Strategies, Ltd., Hercules Technology Growth Capital, Inc., and Patriot Capital Funding, Inc., six real estate investment trusts, or REITs, Capital Trust, Inc., CapitalSource Inc., iStar Financial, Inc., NovaStar Financial Inc., RAIT Financial Trust and Redwood Trust, Inc., and two other specialty finance companies, Financial Federal Corp., and GATX Corp. Mortgage REITs were included because they are a form of specialty finance company and they have similar distribution requirements to BDCs, which impact their pay models, particularly with regard to equity compensation.

At the time the analysis was conducted, we ranked above the median of the comparative group in market capitalization, at median in net income, and in the lower quartile in assets, sales, and number of employees. In terms of one-year performance measures, the company ranked below median in annual revenue, revenue growth, total assets and employees and above median in net income, net income growth, annualized total stockholder return, return on average equity and market capitalization. Although each of the comparative companies are not exactly comparable in size, scope and operations, the compensation committee believes that they were the most relevant comparative companies available with disclosed executive compensation data, and they provide a good representation of competitive compensation levels for our executives. In general, our program was more team-based, with less difference between the chief executive officer’s pay and the pay of other executives, than the competitive market data. From this process the committee received a comprehensive report that summarized Cook & Co.’s review, the competitive comparisons, and presented preliminary recommendations for changes to the current program for the members of the senior management team. During several meetings, the committee reviewed Cook & Co.’s recommendations with them, discussed potential changes, reviewed and approved compensation target levels that were negotiated between the CEO and the NEOs, and arrived at a program that the committee believes to be appropriate, fair, and competitive, with a focus more on aggregate competitiveness, affordability, and internal equity considerations, rather than on individual external market competitiveness.

In addition, with respect to the compensation of Mr. Ford, we used compensation information from McGlagan to assist us in establishing the appropriate level of base salary, annual cash bonus and long-term incentive compensation.

Assessment of Company and Individual Performance

The Compensation Committee considered certain company and individual performance measures that we have established to achieve long term success of our business. For fiscal year 2007, these company and individual performance measures include the following:

•	Complying with all applicable laws and regulations and maintaining high ethical standards;

•	Communicating effectively with our board of directors;

•	Diversifying our total investment portfolio to avoid high industry concentration;

•	Maintaining the stability of net asset values and continuity of earnings;

•	Generating income and capital gains from our portfolio of investments in the debt and equity securities of our customers; and

•	Expanding recurring revenue to support and grow dividends.

During 2007, the Company achieved a number of significant goals and strategic objectives, including the following:

•	Improved distributable net operating income and net operating income per share;

•	Generating total stockholder return above the median of our peer group for the one and three year period;

•	Growth of our investment portfolio by 24%;

•	Licensure of our small business investment company;

•	Realized gains on portfolio exits;

•	Completion of a private placement of debt securities; and

•	Paid 2007 dividends of $1.76 per share, an increase of 5% from our 2006 dividends of $1.68.

Compensation Determination

The compensation committee analyzed the competitiveness of the previously described components of compensation individually, as well as in total. The comparative analysis conducted in 2007 indicated that in the aggregate, our base salaries plus target bonuses resulted in total annual cash compensation slightly above the market median. We believe this is due in part to the fact that our program is more team-based, with less difference between the chief executive officer’s pay and the pay of other executives, than the competitive market data. As with base salaries, the compensation committee chose to focus more on aggregate competitiveness, affordability and internal equity considerations in establishing bonus targets, rather than on individual external market competitiveness.

In general for 2007, cash bonus awards for our NEOs were less than the cash bonuses for 2006 (except as noted below) due to the level of unrealized losses in our portfolio investments during 2007 which impacted the financial performance of the company and certain of the performance goals.

Mr. Tunney was paid an annual base salary of $500,000 for 2007, an increase of 17% over his 2006 annual base salary. This increase was made in connection with the signing of a multi-year employment contract and promotion to CEO. Mr. Tunney received an annual cash bonus for 2007 of $339,000, a 32% reduction of the annual cash bonus paid to him for 2006. In addition, Mr. Tunney will receive an annual grant of restricted stock of 30,000 shares, subject to stockholder approval of the amendment to our 2006 Employee Restricted Stock Plan.

Mr. McDonnell was paid an annual base salary of $400,000 for 2007, an increase of 5% over his 2006 annual base salary. Mr. McDonnell received an annual cash bonus for 2007 of $320,000, a 51% reduction of the annual cash bonus paid to him for 2006. Mr. McDonnell’s cash bonus was higher in 2006 primarily because he was not granted any shares of restricted stock until September 2006. In addition, Mr. McDonnell will receive an annual grant of restricted stock of 17,500 shares, subject to stockholder approval of the amendment to our 2006 Employee Restricted Stock Plan.

Mr. Saville was paid an annual base salary of $425,000 for 2007, an increase of 9% over his 2006 annual base salary. Mr. Saville received an annual cash bonus for 2007 of $384,000, a 10% reduction of the annual cash bonus paid to him for 2006. In addition, Mr. Saville will receive an annual grant of restricted stock of 20,000 shares, subject to stockholder approval of the amendment to our 2006 Employee Restricted Stock Plan.

Mr. Rubenstein was paid an annual base salary of $375,000 for 2007, an increase of 15% over his 2006 annual base salary. Mr. Rubenstein received an annual cash bonus for 2007 of $165,000, a 49% reduction of the annual cash bonus paid to him for 2006. In addition, Mr. Rubenstein will receive an annual grant of restricted stock of 12,500 shares, subject to stockholder approval of the amendment to our 2006 Employee Restricted Stock Plan.

Mr. Merrick was paid an annual base salary of $225,000 for 2007, an increase of 16% over his 2006 annual base salary. Mr. Merrick received an annual cash bonus for 2007 of $153,000, a 32% reduction of the annual cash bonus paid to him for 2006. In addition, Mr. Merrick will receive an annual grant of restricted stock of 20,000 shares, subject to stockholder approval of the amendment to our 2006 Employee Restricted Stock Plan.

Mr. Ford was paid an annual base salary of $325,000, an increase of 18% over his 2006 annual base salary. Mr. Ford received an annual cash bonus for 2007 of $625,000, a 47% increase of the annual cash bonus paid to him for 2006. Mr. Ford was also paid a special bonus of $17,640 in 2007 pursuant to his employment arrangement. In addition, Mr. Ford will receive an annual grant of restricted stock of 25,000 shares, subject to stockholder approval of the amendment to our 2006 Employee Restricted Stock Plan. Mr. Ford received an above target bonus because he exceeded his plan on originations and portfolio balances and because of the performance of portfolio investments that he and his team originated.

Based on our analysis, internal discussion and negotiations, peer group information and the achievement of company and individual performance goals, we believe the total compensation program for our NEOs appropriately balances cash and equity compensation and appropriately rewards short-term and long-term performance of the executive. Overall, we find the program reasonable, competitive and consistent with our compensation philosophy.

Stock Ownership/Retention Guidelines

We do not currently have any stock ownership or stock retention guidelines for our employees, other than applicable legal and regulatory requirements.

Impact of Regulatory Requirements

Section 162(m).    The compensation committee has considered the anticipated tax treatment to the company regarding the compensation and benefits paid to executive officers under Section 162(m) of the Internal Revenue Code of 1986, as amended, or IRC. Although we generally are not subject to corporate income taxes, because we have elected to be taxed as a RIC under Subchapter M of the IRC, Section 162(m) impacts the calculation of taxable income, 90% of which we are required to distribute through our dividend. Generally, however, we do not believe Section 162(m) deductibility has a material impact on stockholder value. The compensation committee will try to preserve the deductibility of compensation, to the extent reasonably practical and to the extent consistent with its other compensation objectives, but in some cases may make performance-based awards not exempt from these limits where such awards are appropriate and will not have a material impact on stockholder value.

SEC Order and Limitations on Awards.    As previously discussed, the SEC granted us an exemptive order authorizing us to issue restricted stock to employees and directors through our 2006 employee plan and 2006 director plan. When they granted us the exemptive order, the SEC imposed certain limitations on awards under the plans, including:

•	An individual may not be granted more than 25% of the shares available.

•	The maximum number of shares that may be granted to an individual in a fiscal year is 500,000 shares.

•

The total number of shares outstanding as restricted shares under all compensation plans may not exceed 10% of total common shares outstanding. “Shares outstanding as restricted shares” includes all shares issued as grants of restricted stock including those shares for which forfeiture provisions have lapsed and the restricted shares granted in 2001.

Summary Compensation Table

The following table sets forth compensation that we paid for the years ended December 31, 2007 and 2006, to our principal executive officer, principal financial officer, each of the three highest paid executive officers of the Company and each officer who is also one of our directors collectively the NEOs, in each capacity in which each NEO served. Certain of the NEOs served as both officers and directors.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Non-Equity Incentive Plan Compensation(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation		Total
Steven F. Tunney,	2007	$500,000	—	$1,769,021	$339,000	$1,451	$10,710	(3)	$2,620,182
President and Chief Executive Officer	2006	$429,167	—	$905,118	$500,000	—	$11,660	(4)	$1,845,945

Michael R. McDonnell,	2007	$400,000	—	$845,277	$320,000	—	$10,140	(3)	$1,575,417
Executive Vice President, Chief Operating Officer and Chief Financial Officer	2006	$382,292	$649,414	$1,213,186	—	—	$11,471	(4)(5)	$2,256,363

B. Hagen Saville,	2007	$425,000	—	$1,528,451	$384,000	$1,996	$10,710	(3)	$2,350,157
Executive Vice President, Business Development	2006	$389,583	—	$725,134	$425,000	$2,174	$11,101	(4)	$1,552,992

Samuel G. Rubenstein,	2007	$366,667	—	$1,066,601	$165,000	$5,898	$10,665	(3)	$1,614,831
Executive Vice President, General Counsel and Chief Compliance Officer	2006	$325,000	$325,000	$130,108	—	$5,454	$9,960	(4)	$795,522

Robert J. Merrick,	2007	$225,000	—	$477,404	$153,000	—	$13,950	(3)	$869,354
Executive Vice President and Chief Investment Officer	2006	$193,922	—	$63,453	$225,000	—	$12,757	(4)	$495,132

William B. Ford,	2007	$325,000	$642,640	$413,114	—	—	$10,665	(3)	$1,391,419
Senior Vice President and Managing Director

(1)	Each NEO’s bonus includes the officer’s entire bonus earned during 2007. The bonuses earned during 2007 by Messrs. Tunney, McDonnell, Saville, Rubenstein and Merrick were determined based on the performance goals adopted by the compensation committee of our board of directors, including goals for performance of the Company. Because of the performance-based element of their bonuses, Messrs. Tunney, McDonnell, Saville, Rubenstein and Merrick’s bonuses are listed as non-equity incentive plan compensation. The bonus earned during 2007 by Mr. Ford was determined based on individual and Company performance as determined by the compensation committee of the board of directors. None of Messrs. Ford, McDonnell or Merrick deferred compensation under our deferred compensation plan in 2007. Mr. Tunney deferred $33,900 of his 2007 bonus and Mr. Rubenstein deferred $8,250 of his 2007 bonus.
(2)	The amount included as Stock Awards represents the dollar amount recognized for financial statement reporting purposes with respect to the year ended December 31, 2007, as determined in accordance with FAS 123R. See Note 9 to our Consolidated Financial Statements included in our annual report on Form 10-K for the year ended 12/31/07. The value of the stock awards reflected in the table above does not include dividend payments on restricted shares. The value of the stock awards granted to our NEOs during the year ended December 31, 2007 is included in the table below entitled “Grants of Plan-Based Awards.” The amount recognized for financial statement reporting purposes represents the FAS 123R fair value of stock Awards in 2007, as well as stock awards granted in prior years.
(3)	Included in “All Other Compensation” in 2007 for each NEO is an employer matching contribution to the 401(k) Plan of $6,750, $2,250 per year in benefit compensation, which is paid to all employees, and life insurance premiums paid by MCG in the amount of $1,710, $1,140, $1,710, $1,665, $4,950 and $1,665, with respect to life insurance for the benefit of Messrs. Tunney, McDonnell, Saville, Rubenstein, Merrick and Ford, respectively.
(4)	Included in “All Other Compensation” in 2006 for each NEO is an employer matching contribution to the 401(k) Plan $6,600, $2,250 per year in benefit compensation, which is paid to all employees, and life insurance premiums paid by MCG in the amount of $2,810, $1,140, $2,251, $1,110 and $3,907, with respect to life insurance for the benefit of Messrs. Tunney, McDonnell, Saville, Rubenstein and Merrick, respectively.
(5)	Included in “All Other Compensation” in 2006 for Mr. McDonnell is $1,481 paid to Mr. McDonnell for the payment of taxes.

Grants of Plan-Based Awards

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Stock Awards; Number of Shares of Stock or Units(9)	Grant Date Fair Value of Stock and Option Awards
		Threshold	Target	Maximum	Threshold(3)	Target(4)		Maximum(5)
Steven F. Tunney	1/9/2007	$0	$500,000	$1,000,000	—	45,000	(1)(6)	—	—	$871,650
	2/15/2007	—	—	—	—	—		—	4,000	$80,280
Michael R. McDonnell	2/15/2007	$0	$400,000	$800,000	—	—		—	2,700	$54,189
B. Hagen Saville	1/9/2007	$0	$425,000	$850,000	—	40,000	(1)(7)	—	—	$774,800
	2/15/2007	—	—	—	—	—		—	2,700	$54,189
Samuel G. Rubenstein	1/12/2007	$0	$366,667	$733.334	—	—		—	150,000	$2,964,000
	2/15/2007	—	—	—	—	—		—	2,700	$54,189
Robert J. Merrick	1/9/2007	$0	$225,000	$450,000	—	15,000	(1)(8)	—	—	$290,550
	2/15/2007	—	—	—	—	—		—	2,700	$54,189
William B. Ford	1/12/2007	$0	$487,500	$650,000	—	—		—	62,500	$1,235,000
	2/15/2007	—	—	—	—	—		—	20,800	$417,456

(1)	The compensation committee of our board of directors approved the grants of the shares on September 12, 2006.
(2)	Messrs. Tunney, McDonnell, Saville, Rubenstein and Merrick were eligible for bonuses ranging from 0% to 200% of their base salary, with a target bonus of 100% of base salary, pursuant to employment agreements between the Company and the NEO. Mr. Ford was eligible for a bonus ranging from 50% to 200% of his base salary, with a target bonus of 150% of base salary.
(3)	The threshold refers to the minimum amount payable for a certain level of performance under the plan.
(4)	Target refers to the amount payable if the specific performance targets are reached.
(5)	Maximum refers to the maximum payout possible under the 2006 employee plan.
(6)	Pursuant to the employment agreement between Mr. Tunney and MCG, dated September 18, 2006, Mr. Tunney was granted 90,000 shares of restricted stock subject to performance-based forfeiture provisions. In accordance with FAS 123R, the grant date for these shares is the date on which the performance criteria were agreed to. With respect to 45,000 shares, performance criteria were adopted on January 9, 2007. Performance criteria have not yet been adopted for the remaining 45,000 shares, therefore, for accounting purposes, these shares were not granted during 2007 and are not included in the table above. See Note 9 to our Consolidated Financial Statements included in this prospectus.
(7)	Pursuant to the employment agreement between Mr. Saville and MCG, dated September 18, 2006, Mr. Saville was granted 80,000 shares of restricted stock subject to performance-based forfeiture provisions. In accordance with FAS 123R, the grant date for these shares is the date on which the performance criteria were agreed to. With respect to 40,000 shares, performance criteria were adopted on January 9, 2007. Performance criteria have not yet been adopted for the remaining 40,000 shares, therefore, for accounting purposes, these shares were not granted during 2007 and are not included in the table above. See Note 9 to our Consolidated Financial Statements included in this prospectus.
(8)	Pursuant to the employment agreement between Mr. Merrick and MCG, dated September 18, 2006, Mr. Merrick was granted 30,000 shares of restricted stock subject to performance-based forfeiture provisions. In accordance with FAS 123R, the grant date for these shares is the date on which the performance criteria were agreed to. With respect to 15,000 shares, performance criteria were adopted on January 9, 2007. Performance criteria have not yet been adopted for the remaining 15,000 shares, therefore, for accounting purposes, these shares were not granted during 2007 and are not included in the table above. See Note 9 to our Consolidated Financial Statements included in this prospectus.
(9)	Stock awards included in this column were granted to each NEO at the discretion of the compensation committee based on the compensation committee’s assessment of company and individual performance.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2007, with respect to compensation plans under which the Company’s equity securities are authorized for issuance:

Plan Category	Number of Securities to be issued upon exercise of outstanding options(1)	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	1,027,813	N/A	3,409,251
Equity compensation plans not approved by stockholders	—	—	—

Total	1,027,813		3,409,251

(1)	Includes restricted stock granted in connection with the termination of our stock option plan in 2001 and restricted stock awards pursuant to the 2006 Employee Restricted Stock Plan and the 2006 Non-Employee Director Restricted Stock Plan for which forfeiture provisions had not lapsed as of December 31, 2007. Holders of these restricted shares have all the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends.

Employment Agreements

We entered into employment agreements with Steven F. Tunney, our president and chief executive officer, B. Hagen Saville, our executive vice president of business development and Robert J. Merrick, our executive vice president and chief investment officer, on September 18, 2006. We entered into an amended and restated employment agreement with Michael R. McDonnell, our executive vice president, chief financial officer and chief operating officer on March 5, 2008. We entered into an employment agreement with Samuel G. Rubenstein, our executive vice president and general counsel, on March 1, 2007. We have not entered into employment agreements with any of our other NEOs. The agreements of Messrs. Tunney, Saville, Rubenstein and Merrick will continue in effect until February 28, 2010 and will automatically be extended for successive one-year periods unless either we or the executive give notice of non-extension to the other no later than sixty days prior to the expiration of the then-applicable term. Mr. McDonnell’s employment agreement will continue in effect until September 30, 2011 and will automatically be extended for successive one-year periods unless we or the executive give notice of non-extension to the other no later than sixty days prior to the then-applicable term. The employment agreements will end earlier if the executive resigns, is disabled, dies or is terminated by us for any reason.

The employment agreements for Messrs. Tunney, Saville, McDonnell, Rubenstein and Merrick provide for an annual base salary, as determined by our board or directors or our compensation committee in accordance with our policies. In addition, the executives have the opportunity to receive annual bonuses determined by our board of directors or our compensation committee. Pursuant to the employment agreements, each of Messrs. Tunney, Saville, McDonnell, Merrick and Rubenstein is eligible for a bonus within the range of 0% to 200% of his base salary. The employment agreements also provide for the opportunity to participate in employee benefits available to other employees of the Company and the reimbursement of out-of-pocket expenses.

The agreements of Messrs. Tunney, Saville and Merrick provide that a portion of the grant of shares of restricted stock, which we refer to as time-based shares, become non-forfeitable on a quarterly basis, subject to the executive’s continued employment with us, beginning December 31, 2006 and ending on December 31, 2009, and a portion of the grant of shares of restricted stock, which we refer to as the performance-based shares, become non-forfeitable on an annual basis beginning on February 28, 2007 and ending on February 28, 2010, subject to the executive’s continued employment with us and the achievement of performance milestones determined by either our board or our compensation committee, after consultation with the executive. Pursuant to Mr. Rubenstein’s employment agreement, the forfeiture provisions on the 150,000 time-based shares become non-forfeitable on a quarterly basis, subject to the executive’s continued employment with us, beginning March 31, 2007 and ending on December 31, 2009. The executive is entitled to receive any cash dividends that are paid on all shares of restricted stock while such shares are forfeitable but still held by the executive; however, the executive will no longer be entitled to receive dividends on the performance-based shares if the performance-based forfeiture conditions are not met, unless the performance-based shares become non-forfeitable by action of our board or our compensation committee. In addition to the grant of restricted stock set forth in the agreements of Messrs. Tunney, Saville, Rubenstein and Merrick, the executives will also have the opportunity to receive an annual grant of additional shares of our restricted stock subject to the approval and discretion of our board or our compensation committee.

Pursuant to Mr. McDonnell’s employment agreement, Mr. McDonnell will be granted 150,000 shares of restricted stock. The shares will be granted after we receive stockholder approval of the Company’s issuance of shares below net asset value unless granted earlier. If the 150,000 shares are not granted prior to the earlier of September 30, 2008 and a change of control, we will negotiate with Mr. McDonnell in good faith the provision to the executive of some equity or cash consideration of generally equivalent value to the value of the restricted stock. The 150,000 shares are subject to forfeiture and lapse as follows: 12,500 shares shall become non-forfeitable on December 31, 2008, and on each March 31, June 30, September 30 and December 31 thereafter through and including September 30, 2011. Mr. McDonnell is entitled to receive any cash dividends that are paid on the shares of restricted stock while such shares are forfeitable but still held by Mr. McDonnell. In addition to the grant of restricted stock set forth in Mr. McDonnell’s employment agreement, he will also have the opportunity to receive an annual grant of additional shares of our restricted stock subject to the approval and discretion of our board or our compensation committee.

The employment agreements for Messrs. Tunney, Saville, McDonnell, Rubenstein and Merrick prohibit the executive, during his employment with us and for a period of two years after the executive’s termination of employment by us other than for cause or disability or by the executive for good reason, and for a period of one year after the executive’s termination of employment by us for cause, by the executive other than for good reason, or due to the executive’s disability, from soliciting any of our employees, clients and certain prospective clients. The employment agreements also prohibit the executive, during his employment with us and for a period of two years after the executive’s termination of employment by us other than for cause or disability, by the executive for good reason, and for a period of 90 days after the executive’s termination of employment by us for cause, by the executive other than for good reason or due to the executive’s disability, from engaging in any business or activity that competes with us. Pursuant to the employment agreements, we may extend the non-competition and non-solicitation periods on a monthly basis for up to two years following the date of the executive’s termination of employment by paying the executive a monthly payment equal to two times the executive’s base salary on the date of termination and two times the executive’s target annual bonus as of the date of termination, divided by twenty-four.

The employment agreements also require that the executive protect our confidential information both during and after his employment with us. The agreements of Messrs. Tunney, Saville, McDonnell, Rubenstein and Merrick also prohibit the executive and us from disparaging each other both during and after his employment with us, and require the executive to provide assistance to us or our agents concerning any matter related to his employment during his employment with us and, upon our reasonable request, after his employment with us.

If the executive or his subsequent employer successfully challenges the enforceability of the non-compete and/or non-solicitation provisions of the employment agreement, then the severance amount and the severance period, including the severance benefit period will be reduced proportionately to the time period that such non-compete and non-solicitation restrictions actually remain in effect. If Messrs. Tunney, Saville, McDonnell, Rubenstein or Merrick fails to comply with any of the covenants in the employment agreements, then we reserve the right to cease payment of certain severance benefits.

The employment agreements will incorporate the terms and conditions required by Section 409A of the IRC and Department of Treasury regulations as reasonably determined by us and the executive to the extent that we reasonably determine that any compensation or benefits under the executive’s employment agreement is subject to Section 409A.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the awards of restricted stock for which forfeiture provisions were outstanding at December 31, 2007:

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested(1)		Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units of Other Rights That Have Not Vested
Steven F. Tunney	90,533	(3)	$1,049,277	67,500	(9)	$782,325
Michael R. McDonnell	52,025	(4)	602,970	N/A		N/A
B. Hagen Saville	79,338	(5)	919,527	60,000	(10)	$695,400
Samuel G. Rubenstein	102,837	(6)	1,191,876	N/A		N/A
Robert J. Merrick	29,715	(7)	344,397	22,500	(11)	$260,775
William B. Ford	62,472	(8)	724,050	N/A		N/A

(1)	No restricted stock awards have been transferred.
(2)	The market value of shares of stock that have not vested was determined based on the closing price of our common stock on the Nasdaq Global Select Market on December 31, 2007, which was $11.59. Upon our election to be regulated as a BDC in 2001, we terminated our stock option plan and the grants thereunder. In connection with the termination of our stock option plan in 2001, we issued 1,539,851 shares of restricted common stock, of which 47,402 were forfeited and none were subject to forfeiture provisions as of January 1, 2008. The forfeiture provisions lapsed with respect to 9,249 of these shares on January 1, 2008, and the aggregate fair market value of the outstanding shares subject to forfeiture provisions was approximately $107,198 as of December 31, 2007. These employees and directors have all the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends.
(3)	This includes 4,458 shares of restricted stock that were granted to Mr. Tunney in connection with the termination of our stock option plan in 2001, 83,075 shares of restricted stock that were granted pursuant to Mr. Tunney’s employment agreement that are subject to time-based forfeiture provisions, and 3,000 shares of restricted stock that were granted to Mr. Tunney in connection with his annual compensation that are subject to time-based forfeiture provisions.
(4)	This includes 50,000 shares of restricted stock that were granted pursuant to Mr. McDonnell’s amended and restated employment agreement that are subject to time-based forfeiture provisions and 2,025 shares of restricted stock that were granted to Mr. McDonnell in connection with his annual compensation that are subject to time-based forfeiture provisions. Mr. McDonnell has all the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends.
(5)	This includes 3,468 shares of restricted stock that were granted to Mr. Saville in connection with the termination of our stock option plan in 2001, 73,845 shares of restricted stock that were granted pursuant to Mr. Saville’s employment agreement that are subject to time-based forfeiture provisions, and 2,025 shares of restricted stock that were granted to Mr. Saville in connection with his annual compensation that are subject to time-based forfeiture provisions.
(6)	This includes 812 shares of restricted stock that were granted to Mr. Rubenstein in connection with the termination of our stock option plan in 2001, 100,000 shares of restricted stock that were granted pursuant to Mr. Rubenstein’s employment agreement that are subject to time-based forfeiture provisions and 2,025 shares of restricted stock that were granted to Mr. Rubenstein in connection with his annual compensation that are subject to time-based forfeiture provisions. Mr. Rubenstein has all the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends.
(7)	This includes 27,690 shares of restricted stock that were granted pursuant to Mr. Merrick’s employment agreement that are subject to time-based forfeiture provisions, and 2,025 shares of restricted stock that were granted to Mr. Merrick in connection with his annual compensation that are subject to time-based forfeiture provisions.
(8)	These shares were granted to Mr. Ford in connection with his annual compensation that are subject to time-based forfeiture provisions. Mr. Ford has all the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends.
(9)	These are shares of restricted stock that were granted pursuant to Mr. Tunney’s employment agreement that are subject to performance-based forfeiture provisions. The shares subject to performance-based forfeiture provisions are included in the table above because Mr. Tunney is the beneficial owner of such shares as of December 31, 2007. Mr. Tunney has all the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends.
(10)	These are shares of restricted stock that were granted pursuant to Mr. Saville’s employment agreement that are subject to performance-based forfeiture provisions. The shares subject to performance-based forfeiture provisions are included in the table above because Mr. Saville is the beneficial owner of such shares as of December 31, 2007. Mr. Saville has all the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends.
(11)	These are shares of restricted stock that were granted pursuant to Mr. Merrick’s employment agreement that are subject to performance-based forfeiture provisions. The shares subject to performance-based forfeiture provisions are included in the table above because Mr. Merrick is the beneficial owner of such shares as of December 31, 2007. Mr. Merrick has all the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends.

Option Exercises and Stock Vested

The following table shows the number of shares vested in 2007 for stock awards from 2007 and prior years and the value on the date of vesting.

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting
Steven F. Tunney	87,331	$1,472,951
Michael R. McDonnell	50,676	$736,268
B. Hagen Saville	74,939	$1,261,585
Samuel G. Rubenstein	54,735	$842,674
Robert J. Merrick	22,024	$362,745
William B. Ford	20,828	$316,377

Nonqualified Deferred Compensation

During 2000, we created a deferred compensation plan for key executives that allows eligible employees to defer a portion of their salary and bonus to an unfunded deferred compensation plan that we manage. Our managing directors and executive officers are eligible to participate in the plan. Contributions to the plan earn interest at a rate of 2% over our internal cost of funds rate, as defined by the plan. The plan became effective on October 1, 2000.

Name	Executive Contributions in Last FY(1)		Registrant Contributions in Last FY	Aggregate Earnings in Last FY		Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE
Steven F. Tunney	$58,900	(2)	—	$4,571	(3)	—	$79,572
Michael R. McDonnell	—		—	—		—	—
B. Hagen Saville	—		—	$6,179	(4)	—	$75,269
Samuel G. Rubenstein	$26,583	(5)	—	$18,291	(6)	—	$236,489
Robert J. Merrick	—		—	—		—	—
William B. Ford	—		—	—		—	—

(1)	The executive contributions are also reflected in the Summary Compensation Table.
(2)	This amount includes $33,900 of Mr. Tunney’s 2007 bonus, which was paid in 2008, that he has elected to defer. This money was not contributed to the plan until after December 31, 2007.
(3)	Includes $1,451 reported as compensation in the Summary Compensation Table. The $1,451 represents the above-market earnings on compensation that is deferred, which is the portion of the interest that exceeds 120% of the applicable federal long-term rate, with compounding.
(4)	Includes $1,996 reported as compensation in the Summary Compensation Table. The $1,996 represents the above-market earnings on compensation that is deferred, which is the portion of the interest that exceeds 120% of the applicable federal long-term rate, with compounding.
(5)	This amount includes $8,250 of Mr. Rubenstein’s 2007 bonus, which was paid in 2008, that he has elected to defer. This money was not contributed to the plan until after December 31, 2007.
(6)	Includes $5,895 reported as compensation in the Summary Compensation Table. The $5,895 represents the above-market earnings on compensation that is deferred, which is the portion of the interest that exceeds 120% of the applicable federal long-term rate, with compounding.

Severance and Change in Control Arrangements

We entered into employment agreements with Steven F. Tunney, our President and Chief Executive Officer, B. Hagen Saville, our Executive Vice President of Business Development and Robert J. Merrick, our Executive Vice President and Chief Investment Officer, on September 18, 2006 (the “Agreements”). We also entered into an amended and restated employment agreement with Michael R. McDonnell, our Executive Vice President, Chief Financial Officer and Chief Operating Officer on March 5, 2008. We entered into an employment agreement with Samuel G. Rubenstein, our Executive Vice President and General Counsel, on March 1, 2007, which supersedes a severance agreement that we had entered into during 2001. Pursuant to the agreements, if any of Messrs. Tunney, Saville, or Merrick is terminated by us for cause or by the executive other than for good reason, the executive would be entitled to receive all amounts of accrued compensation under his employment agreement but unpaid as of the termination date, including base salary, bonuses or incentive compensation for the previous fiscal year, vacation pay, and reimbursable expenses. “Good reason” is defined as the occurrence of any of the following events or conditions: (i) a change in the executive’s status, title or position with us or the assignment to the executive of any material duties or responsibilities that are substantially inconsistent with such status, title or position; (ii) a substantial change in the executive’s responsibilities with us; (iii) any failure to pay the executive his base salary or a reduction in the executive’s base salary from the base salary in effect in the prior year (unless such reduction is conducted in accordance with the employment agreements of Messrs. Tunney, Saville, Rubenstein or Merrick); (iv) our requiring the executive to be based at any place outside a 50-mile radius from the office in which the executive is currently employed, except for reasonably required travel on business; (v) a material breach by us of the executive’s employment agreement; (vi) a change in control; (vii) the executive not being re-elected as a member of our board of directors upon expiration of his term of service as a director, if applicable; and (viii) our giving notice to the executive of non-extension of his employment agreement.

If any of Messrs. Tunney, Saville, Rubenstein or Merrick is terminated by us due to disability or death, then the executive would be entitled to receive his accrued compensation and an amount equal to the annual bonus the executive would have been entitled to receive for the fiscal year in which the executive’s termination occurs, pro-rated and calculated at the target amount. That portion of the executive’s time-based shares that was scheduled to become non-forfeitable through January 1 of the calendar year following the calendar year in which the executive’s termination date occurs would immediately become non-forfeitable upon the executive’s termination. In addition, any other grants of restricted stock to the executive that become non-forfeitable solely based on executive’s continued employment with us, which we refer to as additional time-based shares, and that were scheduled to become non-forfeitable through January 1 of the calendar year following the calendar year in which the executive’s termination date occurs, would immediately and fully become non-forfeitable upon the executive’s termination; we refer to these restricted stock grants as additional time-based shares.

If the employment of any of Messrs. Tunney, Saville, McDonnell, Rubenstein or Merrick is terminated by us other than for cause, death or disability or by the executive for good reason, then the executive would be entitled to receive all of his accrued compensation, severance pay equal to two times his then-current base salary and two times his target annual bonus (as defined in his employment agreement), full and immediate lapsing of forfeiture restrictions on the executive’s time-based shares and additional time-based shares, and continued health coverage for the executive and any eligible dependents for a maximum of 24 months from his date of termination.

If any of Messrs. McDonnell or Rubenstein employment is terminated by us for cause or by the executive other than for good reason, then he would be entitled to receive all amounts of compensation accrued under his employment agreement but unpaid as of the termination date, including base salary, bonuses or incentive compensation for the previous fiscal year, vacation pay, reimbursable expenses, and any previous compensation that he previously deferred. In addition, the executive would forfeit any shares of restricted stock as to which the forfeiture restrictions have not lapsed. “Good reason” is defined as the occurrence of any of the following events or conditions: (i) a change in the executive’s status, title or position with us that represents an adverse change, the assignment to the executive of any material duties or responsibilities that are inconsistent with such status, title or position, or any removal of the executive from or failure to reappoint him to any of such positions (or positions of substantially similar status, title or responsibility except if the executive’s employment is terminated for cause, disability, or death, or if the executive resigns other than for good reason); (ii) a reduction in the executive’s base salary (unless such reduction is conducted in accordance with the executive’s employment agreement); (iii) our requiring the executive to be based at any place outside a 50-mile radius from our Arlington, VA office, except for reasonably required travel on business; (iv) our failure to continue in effect any material compensation or benefit plan or to provide the executive with compensation and benefits at least equal to those provided for under each employee benefit plan, program and practice (unless such failure to continue or failure to provide applies equally to similarly-situated executives of the Company); (v) a material breach by us of the executive’s employment agreement; (vi) a change in control; and (vii) our giving notice to the executive of the non-extension of his employment agreement.

If Mr. McDonnell’s employment terminates due to death or disability, then Mr. McDonnell would be entitled to receive his accrued compensation and an amount equal to the annual bonus Mr. McDonnell would have been entitled to receive for the fiscal year in which his termination of employment occurs, pro-rated and calculated at target. In addition, in order to determine whether certain forfeiture restrictions lapse on Mr. McDonnell’s shares of restricted stock, Mr. McDonnell would be deemed to remain an executive for approximately a one-year period after his termination of employment, provided that, at the end of such period, Mr. McDonnell would forfeit any shares of restricted stock as to which the forfeiture restrictions have not lapsed.

Change in Control Arrangements

In the event that we experience a change of control, Messrs. Tunney, Saville, McDonnell, Rubenstein and Merrick would be entitled to full and immediate lapsing of forfeiture provisions of all of the executive’s restricted stock, including all time-based shares and performance-based shares, and all of the executive’s additional time-based shares. In addition, if within 12 months after a change in control, any of Messrs. Tunney, Saville, McDonnell, or Rubenstein is terminated by us other than for cause, death or disability or by the executive for good reason, then the executive will be entitled to receive an amount equal to his then-current base salary, which is in addition to any other severance that the executive is entitled to receive under his employment agreement.

If Messrs. Tunney, Saville, McDonnell, Rubenstein and Merrick receive payments in the event of a change in control and such payments become subject to excise tax under Section 4999 of the IRC, then the executive’s employment agreement provides that the executive either will be entitled to receive a payment in an amount equal to the excise tax imposed upon the payments, excepting any excise tax imposed on such additional payment, or will permit us to reduce the payments that he receives to avoid the imposition of such excise tax, if certain conditions are satisfied.

Potential Payments upon Termination or Change in Control

The following tables outline our estimate of potential payments due to the executives upon various termination scenarios, including termination by the employee for good reason, termination by the Company without cause, termination due to death or disability and termination upon a change in control for each NEO with whom we had a written agreement as of December 31, 2007. Voluntary resignation and termination for cause scenarios are not included because executives would not be entitled to anything other than accrued but unpaid compensation. These tables assume a termination date of December 31, 2007, the last business day of the fiscal year ended December 31, 2007, and a share price of $11.59, the closing price of our common stock on the Nasdaq Global Select Market on December 31, 2007.

Steven F. Tunney

	Termination Scenarios
	By Employee For Good Reason or By Company Without Cause	Death or Disability	Change in Control
Cash payments	$2,000,000	$500,000	$2,500,000
Accelerated Equity Awards	1,049,301	51,668	1,831,626
Continued Benefits	24,171	—	24,171
Tax Gross-Ups	—	—	—

Total	$3,073,472	$551,668	$4,355,797

B. Hagen Saville

	Termination Scenarios
	By Employee For Good Reason or By Company Without Cause	Death or Disability	Change in Control
Cash payments	$1,700,000	$425,000	$2,125,000
Accelerated Equity Awards	919,539	40,194	1,614,939
Continued Benefits	24,171	—	24,171
Tax Gross-Ups	—	—	—

Total	$2,643,710	$465,194	$3,764,110

Michael R. McDonnell

	Termination Scenarios
	By Employee For Good Reason or By Company Without Cause	Death or Disability	Change in Control
Cash payments	$2,019,069	$350,000	$2,019,069
Accelerated Equity Awards	602,970	587,323	602,970
Continued Benefits	24,171	—	24,171
Tax Gross-Ups	—	—	—

Total	$2,646,210	$937,323	$2,646,210

Samuel G. Rubenstein

	Termination Scenarios
	By Employee For Good Reason or By Company Without Cause	Death or Disability	Change in Control
Cash payments	$1,500,000	$375,000	$1,875,000
Accelerated Equity Awards	1,191,881	9,411	1,191,881
Continued Benefits	23,185	—	23,185
Tax Gross-Ups	—	—	—

Total	$2,715,066	$384,411	$3,090,066

Robert J. Merrick

	Termination Scenarios
	By Employee For Good Reason or By Company Without Cause	Death or Disability	Change in Control
Cash payments	$900,000	$225,000	$900,000
Accelerated Equity Awards	344,362	—	605,137
Continued Benefits	1,265	—	1,265
Tax Gross-Ups	—	—	—

Total	$1,245,627	$225,000	$1,506,402

William B. Ford

	Termination Scenarios
	By Employee For Good Reason or By Company Without Cause	Death or Disability	Change in Control
Cash payments	$162,500	$—	—
Accelerated Equity Awards	—	—	$181,094
Continued Benefits	—	—	—
Tax Gross-Ups	—	—	—

Total	$162,500	$—	$181,094

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Internal Revenue Code of 1986, or the Code). The discussion is based upon the Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares of our common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

We elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election was effective as of January 1, 2002. As a RIC, we generally do not have to pay corporate taxes on any income we distribute to our stockholders as dividends, which allows us to reduce or eliminate our corporate-level tax liability.

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC, and

•	distribute each year to stockholders at least 90% of our “investment company taxable income” (which is defined in the Internal Revenue Code generally as ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses), and 90% of any ordinary pre-RIC built-in gains we recognize between January 1, 2002 and December 31, 2011, less our taxes due on those gains (collectively, the “90% Distribution Requirement”), we will be entitled to deduct, and therefore will not be subject to U.S. federal income tax on, the portion of our income we distribute (or are deemed to distribute) to stockholders (other than any built-in gain recognized between January 1, 2002 and December 31, 2011). We will be subject to U.S. federal income tax at the regular corporate rate on any income not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax to the extent we do not distribute (actually or on a deemed basis) in a timely manner 98% of our ordinary income for each calendar year, 98% of our capital gain net income for each calendar year, and any income realized but not distributed in prior calendar years.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from (1) dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (2) net income derived from an interest in a “qualified publicly traded partnership” (known as the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer, and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under applicable Code rules, by us and are engaged in the same or similar or related trades or businesses or (iii) one or more “qualified publicly traded partnerships” (known as the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We also may have to include in income other amounts that we have not yet received in cash, such as payment-in-kind interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a cash distribution to our stockholders in the amount of that non-cash income in order to satisfy the 90% Distribution Requirement, even though we will not have received any cash representing such income.

If we fail to satisfy the 90% Distribution Requirement or fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level tax, reducing the amount available to be distributed to our stockholders, and all of our distributions to our stockholders will be characterized as ordinary dividends (to the extent of our current and accumulated earnings and profits). Such dividends generally would be subject to tax to non-corporate U.S. Stockholders (as defined below) at a maximum rate of 15 percent.

Treatment of Pre-Conversion Built-in Gain

Through December 31, 2001, we were subject to tax as an ordinary corporation under Subchapter C of the Code. As of January 1, 2002, we held substantial assets (including intangible assets not reflected on the balance sheet, such as goodwill) with built-in gain (i.e., with a fair market value in excess of tax basis). Under a special tax rule that applies to corporations that convert from taxation under Subchapter C of the Code to taxation as a RIC, we are required to pay corporate-level tax on the amount of any net built-in gains we recognize within ten years after the effective date of our election to be treated as a RIC. Any such corporate-level tax will be payable at the time those gains are recognized (which, generally, will be the years in which we sell or dispose of the built-in gain assets in a taxable transaction). Based on the assets that we hold as of December 31, 2006 that we currently anticipate selling within the ten-year period beginning January 1, 2002 and ending December 31, 2011, we expect we may have to pay a built-in gain tax of up to $0.4 million at current corporate tax rates. The amount of this tax will vary depending on the assets that are actually sold by us in this ten-year period and applicable tax rates. Under Treasury Regulations, recognized built-in gains (or losses) will generally retain their character as capital gain or ordinary income (or capital or ordinary losses). Recognized built-in gains that are ordinary in character will be included in our investment company taxable income, and we must distribute to our stockholders at least 90% of any such built-in gains recognized within the ten-year period, net of the corporate taxes paid by us on the built-in gains. Any such amount distributed will be taxable to stockholders as ordinary income.

Recognized built-in gains within the ten-year period, net of taxes, that are capital gains will be distributed or deemed distributed to our stockholders. Any such amount distributed or deemed distributed will be taxable to stockholders as capital gain.

Taxation of U.S. Stockholders

For purposes of the following discussion, a “U.S. Stockholder” is a stockholder who is for U.S. federal income tax purposes (i) an individual who is a citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State or the District of Columbia or otherwise treated or taxed as a United States corporation for U.S. federal income tax purposes, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source, (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (v) a certain electing trust. If a partnership holds shares, the tax treatment of a partner will generally depend upon the status of the partner and upon the activities of the partnership. Partners of partnerships holding shares should consult their tax advisor as to whether they are Non-U.S. Stockholders (as defined below) and with respect to the purchase, ownership and disposition of our common stock.

Distributions by us generally will be taxable to U.S. Stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Under current law, ordinary dividends that consist of dividends we have received from qualifying corporations will be taxed to non-corporate U.S. Stockholders at a maximum rate of 15 percent. Dividends distributed by us generally will not be eligible for this lower rate of taxation.

Distributions of our net capital gains (which is, generally, our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. Stockholder as long-term capital gains regardless of the U.S. Stockholder’s holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock.

Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. Stockholder’s adjusted tax basis in such U.S. Stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Stockholder. Under current law, capital gain dividends will be taxed to non-corporate U.S. Stockholders at a maximum rate of 15 percent.

Under the opt in dividend reinvestment plan, if a U.S. Stockholder owns shares of common stock registered in its own name, the U.S. Stockholder can have all cash distributions automatically reinvested in additional shares of common stock if the U.S. Stockholder enrolls in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. Stockholder to the same extent, and with the same character, as if the U.S. Stockholder had received the distribution in cash. The U.S. Stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. Stockholder’s account.

In the event that we retain some or all of our capital gains, we will designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. Stockholder will be required to include his or her share of the deemed distribution in income as if it had been actually distributed to the U.S. Stockholder, and the U.S. Stockholder will be entitled to claim a credit or refund equal to his or her allocable share of the corporate-level tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the U.S. Stockholder’s cost basis for his or her common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. Stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess generally may be refunded or claimed as a credit against the U.S. Stockholder’s other U.S. federal income tax obligations. A U.S. Stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return will be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year.

We will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders, and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, the Company intends in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

For purposes of determining (i) whether the 90% Distribution Requirement is satisfied for any year and (ii) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made, and any capital gain dividend will be treated as a capital gain dividend to the U.S. Stockholder. Any dividend declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Stockholders on December 31 of the year in which the dividend was declared.

You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, you will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from, or, in the case of distributions in excess of the sum of our current and accumulated earnings and profits and your tax basis in the stock, treated as arising from, the sale or exchange of our common stock generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or treated as deemed distributed, with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Code generally will apply in determining the holding period of such stock.

Under current law, the maximum rate of taxation on non-corporate taxpayers for certain dividends and net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses for a taxable year) is 15%. This rate will increase to 20% (for capital gains) and the individual’s regular tax rate (for dividends) as of January 1, 2011 absent Congressional action. Our dividends are generally not eligible for the

15% tax rate on dividends. As a result, distributions of our investment company taxable income generally will continue to be taxed at the higher tax rates applicable to ordinary income. However, the 15% tax rate for net long-term capital gains and dividends will generally apply to:

(1)	U.S. Stockholders’ long-term capital gains, if any, recognized on the disposition of our shares;

(2)	our distributions designated as capital gain dividends; and

(3)	our distributions consisting of dividends we have received from qualifying corporations (which we generally do not receive).

Corporate U.S. Stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

We will send to each of our U.S. Stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Stockholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate applicable to dividends consisting of dividends we have received) and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. Stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction.

Backup withholding may apply to taxable distributions on the common stock with respect to certain non-corporate U.S. Stockholders. Such U.S. Stockholders generally will be subject to backup withholding unless the U.S. Stockholder provides its correct taxpayer identification number and certain other information, certified under penalties of perjury, to the dividend paying agent, or otherwise establishes an exemption from backup withholding. Any amount withheld under backup withholding is allowed as a credit against the U.S. Stockholder’s U.S. federal income tax liability, provided the proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Stockholders

For purposes of the following discussion, a “Non-U.S. Stockholder” is a person who is not a U.S. Stockholder.

Whether an investment in our common stock is appropriate for a Non-U.S. Stockholder will depend upon that person’s particular circumstances. Non-U.S. Stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. Stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. Stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Stockholder, and, if an income tax treaty applies, are attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. Stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. Stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

In addition, with respect to certain distributions made to Non-U.S. stockholders in our taxable years beginning before January 1, 2008, no withholding will be required and the distributions generally will not be subject to U.S. federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Any distributions of any pre-conversion built-in gains recognized between January 1, 2002 and December 31, 2011 (as discussed under “—Treatment of Pre- Conversion Built-In Gain” above) that are ordinary income will also be taxable to Non-U.S. Stockholders in the same manner as distributions of our investment company taxable income.

Actual or deemed distributions of our net capital gains to a Non-U.S. Stockholder (including any distributions of any pre-conversion built-in gains recognized between January 1, 2002 and December 31, 2011 that are capital gains), and gains realized by a Non-U.S. Stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Stockholder in the United States, or, in the case of an individual, the Non-U.S. Stockholder was present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we currently intend to do), a Non-U.S. Stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our stock may not be appropriate for a Non-U.S. Stockholder.

Under our opt in dividend reinvestment plan, if a Non-U.S. Stockholder owns shares of common stock registered in its own name, the Non-U.S. Stockholder can have all cash distributions automatically reinvested in additional shares of common stock if it enrolls in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our “investment company taxable income” and it is not effectively connected with a U.S. trade or business of the Non-U.S. Stockholder (and, if a treaty applies, it is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. Stockholder or is attributable to a permanent establishment, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. Stockholders. The Non-U.S. Stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. Stockholder’s account.

A Non-U.S. Stockholder who is a nonresident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Stockholder or the Non-U.S. Stockholder otherwise establishes an exemption from backup withholding.

Non-U.S. Stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

REGULATION

Business Development Company Regulations

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to invest in long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	Securities of an eligible portfolio company that are purchased in transactions not involving any public offering. An eligible portfolio company is defined under the 1940 Act to include any issuer that:

•	is organized and has its principal place of business in the U.S.,

•	is not an investment company or a company operating pursuant to certain exemptions under the 1940 Act, other than a small business investment company wholly owned by a business development company;

•	does not have any class of publicly traded securities with respect to which a broker may extend margin credit; and

•	does not have a class of securities listed on a national securities exchange.

•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants, or rights relating to those securities; and

•	Cash, cash items, government securities, or high quality debt securities (as defined in the 1940 Act), maturing in one year or less from the time of investment.

To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must offer to make available to the issuer of those securities significant managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide managerial assistance to each portfolio company.

As a business development company, we are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

As a business development company regulated under provisions of the 1940 Act, we are not generally able to issue and sell our common stock at a price below the current net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock in a rights offering to our stockholders or; if (1) our board of directors determines that such sale is in the best interests of the Company and our stockholders, (2) our stockholders approve the sale of our common stock at a price that is less than the current net asset value, and (3) the price at which our common stock is to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any sales load). We have included a proposal in our proxy statement for our 2008 Annual Meeting of Stockholders in order to obtain stockholder approval of the sale of our common stock at a price that is less than the current net asset value.

Our board of directors has appointed a chief compliance officer pursuant to the requirements of the 1940 Act. We are subject to periodic examination by the SEC for compliance with the 1940 Act.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company under the 1940 Act, we are entitled to provide and have previously provided loans to our employees in connection with the purchase of shares of our common stock. However, as a result of certain provisions of the Sarbanes-Oxley Act of 2002, we are prohibited from making new loans to, or materially modifying existing loans with, our executive officers for that purpose.

We have received an exemptive order of the SEC to permit us to issue restricted shares of our common stock as part of the compensation packages for certain of our employees and directors. We believe that the particular characteristics of our business, the dependence we have on key personnel to conduct our business effectively and the highly competitive environment in which we operate require the use of equity-based compensation for our personnel in the form of restricted stock. The issuance of restricted shares of our common stock requires the approval of our stockholders. Our stockholders approved our 2006 Employee Restricted Stock Plan and our 2006 Non-employee Director Restricted Stock Plan in June 2006. We have included proposals in our proxy statement for our 2008 Annual Meeting of Stockholders in order to obtain stockholder approval of amendments to the 2006 Employee Restricted Stock Plan and the 2006 Non-employee Director Restricted Stock Plan to remove the provisions providing that we shall not grant shares at a time when our common stock is trading below net asset value.

As required by the 1940 Act, we maintain a code of ethics that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us. You may read and copy the code of ethics at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company. We do not anticipate any substantial change in the nature of our business.

In addition, as a publicly held company we are subject to compliance with the Sarbanes-Oxley Act of 2002. The Sarbanes-Oxley Act of 2002, as well as the rules and regulations promulgated thereunder, imposed a wide variety of regulatory requirements on publicly held companies and their insiders, which affect us. For example:

•	Pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	Pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•

Pursuant to Rule 13a-15 of the Exchange Act, our management must prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•

Pursuant to Item 308 of Regulation S-K, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

During 2006, a special committee of the independent members of our board of directors (the “Independent Committee”) was formed after the timeliness of reimbursements of certain tax withholding payments was brought to the attention of the Audit Committee by our executive officers. The Independent Committee conducted a review of the timeliness of certain loan payments and tax withholding reimbursements involving six of our current and former executive officers and has reported these matters to the staff of the Securities and Exchange Commission (the “SEC Staff”). On September 21, 2006, we reported that the review by the Independent Committee had been substantially completed, although the SEC Staff has requested that we furnish additional information. The Independent Committee believes it has fully cooperated with the SEC Staff and it will continue to do so. The SEC Staff may also require additional information in the future, the nature and scope of which cannot be determined at this time. As part of its review, the Independent Committee considered whether there were any violations of the Company’s code of business conduct and ethics and the federal securities laws, including but not limited to, Section 402 of the Sarbanes-Oxley Act of 2002 (Section 13(k) of the Securities Exchange Act of 1934). Based upon its review, the Independent Committee concluded that certain violations of our code of business conduct and ethics did occur and reached no conclusion regarding Section 402 of the Sarbanes-Oxley Act of 2002. We continue to believe that there will be no impact on previously reported earnings as a result of these matters. We have instituted procedures to ensure concurrent payment to the Company of all future obligations of executive officers resulting from tax withholding paid by the Company on behalf of its executive officers, and we have taken certain other actions as previously disclosed.

In addition, we have adopted certain policies and procedures intended to comply with the Nasdaq Stock Market’s corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

Small Business Administration Regulations

In December 2004, we formed Solutions Capital I, L.P. and Solutions Capital GP, LLC. In September 2007, Solutions Capital I, L.P. received final approval to be licensed as a small business investment company (“SBIC”). Solutions Capital I, L.P. is able to borrow funds from the Small Business Administration (“SBA”) against eligible pre-approved investments and additional deposits to regulatory capital. The SBIC regulations currently limit the amount that is available to borrow by any SBIC to $130.6 million, subject to periodic adjustments by the SBA. There is no assurance that we will draw up to the maximum limit available under the SBIC program.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the two most recent fiscal years. In addition, an SBIC must devote 20% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through our wholly-owned subsidiary Solutions Capital I, L.P., we plan to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments and provide them with consulting and advisory services.

Solutions Capital I, L.P. will be periodically examined and audited by the SBA’s staff to determine its compliance with SBIC regulations.

DIVIDEND REINVESTMENT PLAN

We have adopted an “opt in” dividend reinvestment plan. Under the plan, if a stockholder owns shares of common stock registered in its own name, the stockholder can have all cash distributions automatically reinvested in additional shares of common stock if it enrolls in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent prior to the record date of the next dividend or distribution. Authorization forms and additional information may be obtained at any time by written request to American Stock Transfer & Trust Company (“AST”), our dividend paying agent, by telephoning (877) 842-1583 or via AST’s web site www.investpower.com. A stockholder also may terminate participation in the plan at any time by delivering notice to the dividend paying agent in writing, by telephoning AST or via AST’s web site before the record date of the next dividend or distribution. When a participant withdraws from the plan, the dividend paying agent, at the participant’s direction, will either issue certificates for whole shares of common stock credited to the participant’s account and a cash payment for any fractional share of common stock credited to the account or sell the shares in the open market.

Your ability to participate in our dividend reinvestment plan may be limited if the shares of common stock you own are registered in the name of a broker or other nominee. A nominee may preclude beneficial owners from participating in the dividend reinvestment plan. If you wish to participate in a dividend reinvestment plan, you may need to register your shares of common stock in your own name. In addition, some nominees may offer their own dividend reinvestment program for our shares. If you own shares registered in the name of a nominee, you should contact the nominee for details.

When we pay a cash dividend, stockholders who are participants in the plan will receive the equivalent of the amount of the dividend (net of any taxes required to be withheld) in shares of our common stock. If the market price per share of common stock on the day preceding the dividend payment date equals or exceeds the net asset value per share on that date, then we will issue new shares of common stock to participants at the greater of net asset value or 95% of the market price on the day preceding the dividend payment date. Such new shares will be issued on the dividend payment date.

If the market price per share of common stock on the day preceding the dividend payment date is less than the net asset value per share on that date, then the dividend paying agent will buy shares in the open market. If, before the dividend paying agent has completed its purchases, the market price exceeds the net asset value of a share of common stock, the average price per share paid by the dividend paying agent may exceed the net asset value per share on the day preceding the dividend payment date, resulting in the acquisition of fewer shares than if the dividend had been paid in shares newly issued by us. In the case of shares purchased by the dividend paying agent in the open market, the dividend paying agent will apply all cash received on account of a dividend as soon as practicable, but in no event later than 30 days after the payment date of the dividend, except to the extent necessary to comply with applicable provisions of the federal securities laws. For purposes of determining how many shares are credited to each participant’s account, the price of each share will be deemed to be the weighted average price of all the shares purchased by the dividend paying agent in the open market plus such participant’s share of any brokerage commissions incurred with respect to the dividend paying agent’s open market purchases. The additional shares will have a new holding period for tax purposes commencing on the date following the date on which the shares are credited to the participant’s accounts.

For purposes of determining whether the shares will be newly issued shares or shares purchased in the open market, the market price of our common stock on a particular dividend payment date is the average for the five preceding trading days of the last sales price on the Nasdaq Global Select Market. Net asset value per share of common stock on a particular dividend payment date is as determined by or on behalf of the Company.

The dividend paying agent will maintain all stockholder accounts in the plan and furnish written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Common stock in the account of each plan participant will be held by the dividend paying agent in non-certificated form in the name of the participant, unless the participant requests in writing certificates for a specified number of shares credited to such participant’s plan account. Any proxy executed by a stockholder will apply to shares purchased pursuant to the plan.

There are no other fees charged to stockholders in connection with the plan. The fees of the plan agent for handling the reinvestment of dividends are included in the fee to be paid by us to our dividend paying agent. There are no brokerage charges with respect to shares issued directly by us in connection with the plan. However, with respect to the dividend paying agent’s open market purchases, the price at which shares are credited to each participant’s account will include such participant’s share of any brokerage commissions incurred. Any distributions reinvested under the plan will nevertheless remain taxable to the stockholders. For income tax purposes, a distribution deemed to be a return of capital generally has the effect of reducing a stockholder’s cost basis in the shares owned by the stockholder. The reinvestment of a return of capital distribution results in the same tax treatment as the reinvestment of any ordinary distribution. See “Certain U.S. Federal Income Tax Considerations—Taxation of U.S. Stockholders” and “—Taxation of Non-U.S. Stockholders.”

Experience under the plan may indicate that changes are desirable. Accordingly, we reserve the right to amend, suspend or terminate the plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the plan before the record date for the distribution.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth, as of March 17, 2008, the beneficial ownership of each current director, our NEOs, each person known to us to beneficially own more than 5% of the outstanding shares of our common stock, and our executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Certain shares beneficially owned by the Company’s directors and executive officers may be held in accounts with third-party brokerage firms, where such shares may from time to time be subject to a security interest for margin credit provided in accordance with such brokerage firm’s policies. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13G filings by such persons with the SEC and other information obtained from such persons.

Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially	Percentage of Class(a)
Dimensional Fund Advisors LP(b) 1299 Ocean Avenue Santa Monica, CA 90401	5,407,401	8.2%

Interested Directors
Steven F. Tunney(c)(d)	588,095	*
B. Hagen Saville(e)(f)	509,668	*
Robert J. Merrick(g)	164,138	*

Independent Directors
Jeffrey M. Bucher(h)	12,000	*
Edward S. Civera(i)	7,500	*
A. Hugh Ewing, III(j)	13,750	*
Kim D. Kelly(k)	10,500	*
Wallace B. Millner, III	82,964	*
Richard W. Neu	1,250	*
Kenneth J. O’Keefe(l)	18,547	*

Named Executive Officers
William B. Ford(m)	88,300	*
Michael R. McDonnell(n)	163,200	*
Samuel G. Rubenstein(o)(p)	268,921	*

Executive officers and directors as a group	2,135,209	3.2%

*	Represents less than one percent.
(a)	Based on a total of 65,579,897 shares of our common stock issued and outstanding as of February 4, 2008.
(b)	According to their Schedule 13G filed with the SEC on February 6, 2008, Dimensional Fund Advisors LP, a Delaware limited partnership and an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds.” In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the securities reported that are owned by the Funds, and may be deemed to be the beneficial owner of the shares held by the Funds. However, all securities reported are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.
(c)	This includes 158,033 restricted shares that are subject to forfeiture provisions.
(d)	Mr. Tunney has 421,520 shares pledged as collateral in a margin account.
(e)	This includes 139,338 restricted shares that are subject to forfeiture provisions.
(f)	Mr. Saville has 258,675 shares pledged as collateral in a margin account.
(g)	This includes 52,215 restricted shares that are subject to forfeiture provisions.
(h)	This includes 5,000 restricted shares that are subject to forfeiture provisions.

(i)	This includes 7,500 restricted shares that are subject to forfeiture provisions.
(j)	This includes 3,750 restricted shares that are subject to forfeiture provisions.
(k)	This includes 7,500 restricted shares that are subject to forfeiture provisions.
(l)	This includes 5,000 restricted shares that are subject to forfeiture provisions.
(m)	This includes 62,475 restricted shares that are subject to forfeiture provisions.
(n)	This includes 52,025 restricted shares that are subject to forfeiture provisions.
(o)	This includes 102,836 restricted shares that are subject to forfeiture provisions.
(p)	Mr. Rubenstein has 25,000 shares pledged as collateral in a margin account.

Set forth below is the dollar range of equity securities beneficially owned by each director of the Company as of March 17, 2008:

Name of Director	Dollar Range of Equity Securities Beneficially Owned(a)(b)(c)

Interested Directors

Steven F. Tunney	Over $100,000

B. Hagen Saville	Over $100,000

Robert J. Merrick	Over $100,000

Independent Directors

Jeffrey M. Bucher	Over $100,000

A. Hugh Ewing, III	Over $100,000

Kim D. Kelly	Over $100,000

Kenneth J. O’Keefe	Over $100,000

Wallace B. Millner, III	Over $100,000

Edward S. Civera	$50,001 – $100,000

Richard W. Neu	$10,001 – $50,000

(a)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(b)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.
(c)	The dollar range of equity securities beneficially owned in the Company is based on the closing price of $9.45 on March 17, 2008 on the Nasdaq Global Select Market.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

In the ordinary course of business, we enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented a policy and procedures whereby our officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, us, companies controlled by us and our employees and directors.

We will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. The board of directors reviews these procedures on an annual basis.

In addition, our code of business conduct and ethics, which is signed by all employees and directors, requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of the Company. Pursuant to the code of business conduct and ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the corporate secretary. In the event that the corporate secretary is involved in the action or relationship giving rise to the conflict of interest, the individual is directed to disclose the conflict to another member of our senior management team. The nominating and corporate governance committee is charged with monitoring and making recommendations to the board of directors regarding policies and practices relating to corporate governance. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by the board of directors.

Many of our executive officers delivered partially nonrecourse promissory notes to us, with an aggregate face value of $5.8 million, for the purchase of a portion of the restricted common stock issued in connection with the termination of our stock option plan and the grants thereunder. The notes were nonrecourse as to the principal amount but recourse as to interest. Accordingly, the executive officers were personally liable for interest payments. Each loan was secured by all of the restricted common stock that was held by each executive officer. The notes bore interest at 4.13%, with interest payable annually during the term of the note and all principal due on May 28, 2006, subject to acceleration events. These loans were all paid in full during 2006.

DESCRIPTION OF SECURITIES

General

Under the terms of our restated certificate of incorporation, our authorized capital stock will consist solely of 200,000,000 shares of common stock, par value $.01 per share, of which 65,579,897 shares were outstanding as of March 17, 2008, and 1,000 shares of preferred stock, par value $.01 per share, of which no shares were outstanding as of March 17, 2008.

Set forth below are our outstanding classes of capital stock as of March 17, 2008.

	Title of Class	Amount Authorized	Amount Held by Company or for its Account	Amount Outstanding
MCG Capital	Common Stock	200,000,000	—	65,579,897

Common Stock

Under the terms of our restated certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. Certain holders of our common stock have the right to require us to register their shares of common stock under the Securities Act in specified circumstances. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred Stock

Under the terms of our restated certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits the rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock we may issue in the future, of at least 200% and (ii) the holder of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Internal Revenue Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Debt Securities

All of our debt facilities, except the Revolving Unsecured Credit Facility and the Unsecured Notes, are funded through our bankruptcy remote, special purpose, wholly owned subsidiaries and, therefore, their assets may not be available to our creditors. In some cases, advances under our debt facilities are subject to certain other covenants, including having sufficient levels of collateral and various restrictions on which loans we may leverage as collateral. We borrow directly, as well as indirectly, through credit facilities maintained by our subsidiaries. Some of our debt facilities contain cross-default provisions, whereby a default under one of our debt facilities could constitute a default under other debt facilities.

Unsecured Notes. On October 11, 2005, we issued $50.0 million of investment grade five-year unsecured notes in a private placement. The notes were rated “BBB-” by Fitch Ratings, Inc. and have a fixed interest rate of 6.73% per year payable semi-annually. Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”) acted as the placement agent for the issuance.

On October 3, 2007, we issued $25.0 million of long-term unsecured notes in a private placement. The notes have a five-year term and a fixed interest rate of 6.71% per annum paid semi-annually. The interest rate is subject to possible adjustment in the future. The purchasers of the new notes are also holders of our notes issued in the $50.0 million private placement which was completed in 2005.

Commercial Loan Trust 2006-2. On May 2, 2006 we established, through MCG Commercial Loan Trust 2006-2, a $200.0 million warehouse credit facility with Merrill Lynch Capital Corp. The warehouse credit facility allows MCG Commercial Loan Trust 2006-2 to acquire up to $250.0 million of commercial loans with borrowings of up to $200.0 million subject to certain covenants, concentration limitations and other restrictions. The warehouse credit facility is primarily secured by the assets of MCG Commercial Loan Trust 2006-2, including the commercial loans purchased by the trust from us. Under the terms of the credit and warehouse agreement, the loans may be senior secured loans, second lien loans or unsecured loans, as defined in the agreement, subject to certain limitations. Up to 60% of the collateral in this warehouse facility may be non-senior secured loans, and the remaining 40% must be senior secured loans.

We use this warehouse credit facility to fund the origination of loans that will collateralize a future term securitization. On October 23, 2007, we entered into the first amendment to our Commercial Loan Trust 2006-2 warehouse credit facility with Merrill Lynch Capital Corp. Pursuant to this amendment, the maturity date for the facility was extended from November 30, 2007 through February 29, 2008. In addition, the advance rate was reduced from 80% to 75% of the value of the commercial loans purchased by the trust. As of December 31, 2007 we had $136.4 million outstanding under this facility. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments” for further discussion of this facility including amendments made subsequent to December 31, 2007.

MCG Commercial Loan Funding Trust. We have, through MCG Commercial Loan Funding Trust, a $250.0 million warehouse financing facility funded through Three Pillars Funding LLC, an asset-backed commercial paper conduit administered by SunTrust Capital Markets, Inc. The warehouse financing facility operates like a revolving credit facility that is primarily secured by the assets of MCG Commercial Loan Funding Trust, including commercial loans sold by us to the trust. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, term, average life, investment rating, agency rating and industry diversity requirements. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the facility. This facility is funded through two separate Variable Funding Certificates, or VFCs, a $218.8 million Class A VFC and a $31.2 million Class B VFC. Advances under the Class A VFC may be up to 70% of eligible collateral. Advances under the Class B VFC may be up to 10% of eligible collateral. The facility is scheduled to terminate on November 4, 2010, but is subject to annual renewal and may be extended under certain circumstances.

In July 2007, we amended the Commercial Loan Funding Trust Facility. Pursuant to this amendment, the interest rates for Class A advances and Class B advances were reduced to the commercial paper rate plus 0.75% and 1.50%, respectively, per annum from the commercial paper rate plus 0.95% and 1.75%, respectively, per annum. The Class A advances and Class B advances previously bore interest at the commercial paper rate plus 0.95% and 1.75%, respectively, per annum. As of December 31, 2007, we had $113.2 million Class A VFC and $8.3 million Class B VFC outstanding under this credit facility.

Commercial Loan Trust 2006-1. On April 18, 2006, we completed a $500.0 million debt securitization through MCG Commercial Loan Trust 2006-1, our wholly owned subsidiary. The 2006-1 Trust issued $106.2 million of Class A-1 Notes rated AAA / Aaa, $50.0 million of Class A-2 Notes rated AAA / Aaa, $85.0 million of Class A-3 Notes rated AAA / Aaa, $58.8 million of Class B Notes rated AA / Aa2, $45.0 million of Class C Notes rated A / A2 and $47.5 million of Class D Notes rated BBB / Baa2 as rated by Moody’s and S&P, respectively. The Series 2006-1 Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class B Notes, Class C Notes and Class D Notes bear interest of LIBOR plus 0.33%, 0.35%, 0.33%, 0.58%, 1.05% and 2.25%, respectively.

We retained all of the equity in the securitization. The securitization includes a reinvestment period of five years, during which principal collections received on the underlying collateral may be used to purchase new collateral from us. Under the terms of the securitization, up to 55% of the collateral may be non-senior secured commercial loans and the remaining 45% must be senior secured commercial loans.

The Class A-1, Class B, Class C and Class D Notes are term notes. The Class A-2 Notes are a revolving class of secured notes and have a revolving period of five years. The Class A-3 Notes are a delayed draw class of secured notes, which were drawn in full during April 2007. All of the notes are secured by the assets of MCG Commercial Loan Trust 2006-1, including commercial loans totaling $482.5 million as of December 31, 2007, which were purchased by the trust from us. Additional commercial loans will be purchased by the trust from us primarily using the proceeds from the Class A-2 revolving notes. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements. As of December 31, 2007, we had $418.1 million of these notes outstanding.

Revolving Unsecured Credit Facility. This facility is a $100.0 million unsecured revolving credit facility established with HVB. The facility allows for additional lenders with HVB acting as the agent. The $100.0 million commitment is maintained by four lenders. HVB, Chevy Chase Bank, Sovereign Bank and Royal Bank of Canada maintain $50.0 million, $10.0 million, $15.0 million and $25.0 million commitments, respectively. Advances under this credit facility bear interest at LIBOR plus 2.00%, the prime rate plus 0.50%, or the Federal Funds Rate plus 2.25%, and there is a commitment fee of 0.25% per annum on undrawn amounts. The credit facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum stockholders’ equity, minimum asset coverage ratio, minimum cash net operating income and a minimum ratio of earnings before interest and taxes to interest expense. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments” for further discussion of this facility. The credit facility also contains customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, and material adverse change. The maturity date of this facility is June 4, 2008. As of December 31, 2007, we had $30.5 million outstanding under this credit facility.

SBIC Leverage. On December 13, 2004, we formed a wholly owned subsidiary, Solutions Capital I, LP. Solutions Capital I, LP has received a license from the United States Small Business Administration (“SBA”) to operate as a small business investment company (“SBIC”) under the Small Business Investment Act of 1958, as amended. The license allows Solutions Capital I to borrow up to $100 million in funds which can be used to provide debt and equity capital to qualifying small businesses. Additionally, we have applied for exemptive relief from the SEC similar to relief that has been granted to other business development companies, to permit us to exclude debt issued by the SBA to Solutions Capital I, LP from our consolidated asset coverage ratio, which will enable us to fund more investments with debt capital. There can be no assurance that we will receive the exemptive relief from the SEC. We intend to seek up to $130.6 million in leverage from the SBA, which is subject to SBA approval. The SBIC debt, once drawn, has an interim rate of LIBOR plus 30 basis points. The rate becomes fixed at the time of SBA pooling, which is within six months of funding, and is set to the 10 year treasury rate at the time plus a spread and an annual SBA charge, which taken together currently approximate 175 basis points.

Delaware Law and Certain Charter And Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our restated certificate of incorporation and amended and restated bylaws provide that:

•	the board of directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and

•	any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of the directors then in office.

The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our restated certificate of incorporation and amended and restated bylaws also provide that:

•	any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by our board of directors, Chairman or Chief Executive Officer.

Our amended and restated bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Our amended and restated bylaws provide that certain actions will require board approval, subject to certain specified thresholds and exceptions, including without limitation, granting of registration rights, entering into joint ventures, and selling or acquiring specified amounts of assets.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our restated certificate of incorporation permits our board of directors to amend or repeal our bylaws. Our bylaws generally can be amended by a majority vote of our directors subject to certain exceptions, including provisions relating to the size of our board, our nominating and corporate governance committee, our compensation committee, and certain actions requiring board approval, which provisions will require the vote of seventy-five percent of our board of directors to be amended. The affirmative vote of the holders of at least 66 2/3 % of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our amended and restated bylaws. Generally our restated certificate of incorporation may be amended by holders of a majority of the shares of our capital stock issued and outstanding and entitled to vote. However, the vote of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any provision inconsistent with the articles of the restated certificate of incorporation pertaining to the board of directors, limitation of liability, indemnification, stockholder action or amendments to the restated certificate of incorporation. The stockholder vote with respect to our certificate of incorporation or bylaws, to be effective immediately prior to completion of this offering, would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such amendments are submitted to stockholders.

Limitations of Liability and Indemnification

Under our restated certificate of incorporation, we shall fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our restated certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the Securities and Exchange Commission thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

Our restated certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of MCG or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

LEGAL MATTERS

The legality of our shares of common stock offered in this rights offering will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for the co-dealer managers by Bass, Berry & Sims PLC, Memphis, Tennessee.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Both our investments and our subsidiaries’ investments are held in safekeeping by PNC Bank, N.A. located at 800 17th Street, N.W., Washington, D.C. 20006. Wells Fargo Bank Minnesota, N.A., Asset-Backed Securities Division, Corporate Trust Services located at 751 Kasada Avenue, Minneapolis, Minnesota 55414 serves as trustee and custodian with respect to our assets held for securitization purposes. American Stock Transfer & Trust Company located at 59 Maiden Lane, New York, New York 10038 acts as our transfer, dividend paying and reinvestment plan agent and registrar.

EXPERTS

Ernst & Young LLP, independent registered public accounting firm, has audited our consolidated financial statements, including the schedules of investments at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, and the financial highlights for each of the five years ended December 31, 2007, as set forth in their report. Ernst & Young LLP also has audited our senior securities table as of December 31, 2007. We have included our consolidated financial statements, including the schedules of investments and senior securities table, in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

MCG Capital Corporation

We have audited the accompanying consolidated balance sheets of MCG Capital Corporation (the Company), including the consolidated schedule of investments, as of December 31, 2007 and 2006, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of MCG Capital Corporation at December 31, 2007, the consolidated results of its operations, its cash flows, and changes in its net assets for each of the three years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), MCG Capital Corporation’s internal control over financial reporting as of December 31, 2007, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated February 27, 2008 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

McLean, Virginia

February 27, 2008

MCG Capital Corporation

Consolidated Balance Sheets

(in thousands, except per share amounts)

	December 31,
	2007	2006
Assets
Cash and cash equivalents	$23,297	$21,691
Cash, securitization accounts	37,003	15,931
Cash, restricted	4,010	2,587
Investments at fair value
Non-affiliate investments (cost of $681,086 and $595,885, respectively)	712,828	621,582
Affiliate investments (cost of $71,335 and $105,553, respectively)	78,420	109,890
Control investments (cost of $822,787 and $541,267, respectively)	764,649	526,140

Total investments (cost of $1,575,208 and $1,242,705, respectively)	1,555,897	1,257,612
Unearned income on commercial loans	(10,903)	(9,539)

Total investments net of unearned income	1,544,994	1,248,073
Interest receivable	11,272	10,451
Other assets	17,005	20,535

Total assets	$1,637,581	$1,319,268

Liabilities
Borrowings (maturing within one year of $166,922 and $84,040, respectively)	$751,035	$521,883
Interest payable	6,599	5,198
Dividends payable	28,858	24,652
Other liabilities	16,400	14,398

Total liabilities	802,892	566,131

Stockholders’ Equity
Preferred stock, par value $.01, authorized 1 share, none issued and outstanding	—	—
Common stock, par value $.01, authorized 200,000 shares on December 31, 2007 and 2006, 65,587 issued and outstanding on December 31, 2007 and 58,694 issued and outstanding on December 31, 2006	656	587
Paid-in capital	933,274	828,795
Undistributed (distributions in excess of) earnings:
Paid-in capital	(84,070)	(78,072)
Other	4,704	(12,365)
Net unrealized appreciation (depreciation) on investments	(19,311)	14,907
Stockholder loans	(564)	(715)

Total stockholders’ equity	834,689	753,137

Total liabilities and stockholders’ equity	$1,637,581	$1,319,268

Net asset value per common share at period end	$12.73	$12.83

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Statements of Operations

(in thousands, except per share amounts)

	Year Ended December 31,
	2007	2006	2005
Revenue
Interest and dividend income
Non-affiliate investments (less than 5% owned)	$82,229	$80,846	$68,821
Affiliate investments (5% to 25% owned)	13,453	10,368	6,684
Control investments (more than 25% owned)	81,187	47,631	30,761

Total interest and dividend income	176,869	138,845	106,266
Advisory fees and other income
Non-affiliate investments (less than 5% owned)	4,819	7,257	12,182
Affiliate investments (5% to 25% owned)	107	1,901	135
Control investments (more than 25% owned)	5,324	6,390	962

Total advisory fees and other income	10,250	15,548	13,279

Total revenue	187,119	154,393	119,545

Operating expenses
Interest expense	43,119	36,240	23,100
Employee compensation:
Salaries and benefits	21,800	21,318	21,433
Amortization of employee restricted stock awards	9,024	3,470	4,421

Total employee compensation	30,824	24,788	25,854
General and administrative expense	11,258	9,721	10,076

Total operating expenses	85,201	70,749	59,030

Net operating income before investment gains and losses and income tax provision	101,918	83,644	60,515

Net realized gains (losses) on investments
Non-affiliate investments (less than 5% owned)	7,037	1,619	5,741
Affiliate investments (5% to 25% owned)	7,522	9	205
Control investments (more than 25% owned)	7,191	(16,215)	3,075

Total net realized gains (losses) on investments	21,750	(14,587)	9,021
Net unrealized appreciation (depreciation) on investments
Non-affiliate investments (less than 5% owned)	2,202	13,778	7,155
Affiliate investments (5% to 25% owned)	2,860	4,226	5,413
Control investments (more than 25% owned)	(39,699)	16,600	(13,911)

Total net unrealized (depreciation) appreciation on investments	(34,637)	34,604	(1,343)

Net investment (losses) gains before income tax provision	(12,887)	20,017	7,678
Income tax provision	2,395	2,712	—

Net income	$86,636	$100,949	$68,193

Earnings per common share basic and diluted	$1.41	$1.86	$1.42
Cash distributions declared per common share	$1.76	$1.68	$1.68
Weighted average common shares outstanding	61,310	54,227	48,109
Weighted average common shares outstanding and dilutive common stock equivalents	61,319	54,264	48,131

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Statements of Changes in Net Assets

(in thousands, except per share amounts)

	Year Ended December 31,
	2007	2006	2005
Operations:
Net operating income before investment gains and losses and income tax provision	$101,918	$83,644	$60,515
Net realized gains (losses) on investments	21,750	(14,587)	9,021
Net unrealized (depreciation) appreciation of investments	(34,637)	34,604	(1,343)
Income tax provision	(2,395)	(2,712)	—

Net increase in net assets resulting from operations	86,636	100,949	68,193
Shareholder distributions:
Distributions from net investment income	(103,785)	(51,926)	(59,519)
Distributions in excess of net investment income (accumulated distributions in excess of net investment income and capital gains for the years ended December 31, 2007, 2006 and 2005 were, $84,070, $78,072, and $39,219 respectively)	(5,998)	(38,853)	(19,242)

Net decrease in net assets resulting from shareholder distributions	(109,783)	(90,779)	(78,761)
Capital share transactions:
Issuance of common stock	95,350	70,429	117,142
Repayment of stockholder loans	151	2,909	879
Amortization of non-employee director restricted stock awards	174	72	—
Amortization of employee restricted stock awards	9,024	3,470	4,421

Net increase in net assets resulting from capital share transactions	104,699	76,880	122,442

Total increase in net assets	81,552	87,050	111,874
Net assets at beginning of period	753,137	666,087	554,213

Net assets at end of period	$834,689	$753,137	$666,087

Net asset value per common share	$12.73	$12.83	$12.48

Common shares outstanding at end of period	65,587	58,694	53,372

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2007	2006	2005
Operating activities
Net income	$86,636	$100,949	$68,193
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	425	316	756
Amortization of non-employee director restricted stock awards	174	72	—
Amortization of employee restricted stock awards	9,024	3,470	4,421
Amortization of deferred debt issuance costs	1,478	4,122	3,646
Net realized (gains) losses on investments	(21,750)	14,587	(9,021)
Net change in unrealized depreciation (appreciation) on investments	34,637	(34,604)	1,343
(Increase) decrease in cash—securitization accounts from interest collections	(15,226)	2,650	(943)
Increase in cash, restricted for regulatory purposes	(1,437)	—	—
Increase in interest receivable	(3,565)	(6,993)	(5,674)
Increase in accrued payment-in-kind interest and dividends	(46,415)	(22,128)	(13,936)
Increase (decrease) in unearned income	1,364	(70)	(3,730)
Decrease in other assets	6,285	1,722	2
Increase (decrease) in interest payable	1,401	(706)	2,979
Increase in other liabilities	1,842	6,546	2,584

Net cash provided by operating activities	54,873	69,933	50,620

Investing activities
Originations, draws and advances on loans	(489,440)	(410,874)	(465,232)
Principal payments on loans	297,402	373,923	274,743
Purchase of equity investments	(115,742)	(80,984)	(31,664)
Proceeds from sales of equity investments	45,586	2,683	24,956
Purchase of premises, equipment and software	(2,878)	(677)	(258)

Net cash used in investing activities	(265,072)	(115,929)	(197,455)

Financing activities
Net proceeds from borrowings	229,152	15,355	82,866
(Increase) decrease in cash—securitization accounts for paydown of principal on debt	(5,846)	28,933	(10,839)
Payment of financing costs	(1,165)	(7,342)	(1,378)
Distributions paid	(105,837)	(88,223)	(78,941)
Issuance of common stock, net of costs	95,350	70,429	117,142
Repayment of stockholder loans	151	2,909	879

Net cash provided by financing activities	211,805	22,061	109,729

Increase (decrease) in cash and cash equivalents	1,606	(23,935)	(37,106)
Cash and cash equivalents at beginning of period	21,691	45,626	82,732

Cash and cash equivalents at end of period	$23,297	$21,691	$45,626

Supplemental disclosures
Interest paid	$40,240	$32,824	$16,475
Income taxes paid	4,258	298	—

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments

December 31, 2007

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Control Investments: Majority-owned (5):
Avenue Broadband LLC (2)	Cable	Subordinated Debt (14.0%, Due 3/14) (1)	$13,050	$13,050	$13,050
		Preferred Units (10.0%, 17,100 units)		17,236	17,236
		Warrants to purchase Class B Common Stock
Broadview Networks Holdings, Inc.	Communications- CLEC	Series A Preferred Stock (12.0%, 87,254 shares) Series A-1 Preferred Stock (12.0%, 100,702 shares)		78,267 73,206	87,986 101,551
		Class A Common Stock (4,698,987 shares)		—	—
Central Sun Media, Inc. (6)	Real Estate Investments	Class A Common Stock (93 shares) Class B Common Stock (300 shares)		— —	75 —
Chesapeake Tower Holdings, LLC	Communications- Other	Senior Debt (10.8%, Due 5/10) Preferred LLC Interest (8.0%, 3,139 units)	400	400 3,139	400 3,139
		Class A Common LLC Interest (4,000 units)		—	—
Cleartel Communications, Inc. (2) (6) (16)	Communications- CLEC	Subordinated Debt (13.3%, Due 5/08-3/11)	28,255	27,534	26,231
		Series B Preferred Stock (8.0%, 57,862 shares)		50,613	—
		Common Stock (744,777 shares)		62,125	—
		Guaranty ($6,030)
Coastal Sunbelt, LLC (2)	Food Services	Senior Debt (9.3%, Due 1/12-7/12) (1)	16,100	16,100	16,100
		Subordinated Debt (14.8%, Due 1/13) (1)	14,996	14,996	14,996
		Preferred LLC Interest (12.0%, 123,250 units)		13,030	18,220
		Warrants to purchase Class B Common Stock		—	—
GMC Television Broadcasting, LLC (2)	Broadcasting	Senior Debt (10.2%, Due 4/12-6/12) (1)	19,624	19,624	19,624
		Subordinated Debt (14.0%, Due 6/13) (1)	8,000	8,000	8,000
		Class B Voting Units (8.0%, 86,700 units)		9,071	10,027
Intran Media, LLC	Other Media	Senior Debt (9.6%, Due 12/11) (1)	12,000	12,000	12,000
		Preferred Units (10.0%, 86,000 units)		9,095	8,260
JetBroadband Holdings, LLC (2) (12)	Cable	Subordinated Unsecured Debt (14.8%, Due 8/15-2/16)	24,143	24,143	24,143
		Preferred Units (10.0%, 133,204 units)		18,471	21,816
Jet Plastica Investors, LLC (2)	Plastic Products	Subordinated Debt (14.0%, Due 3/13) (1)	26,647	26,647	26,647
		Preferred LLC Interest (8.0%, 301,595 units)		33,365	36,535
JUPR Holdings, Inc. (2) (10)	Information Services	Senior Debt (11.8%, Due 3/10) (1)	2,039	2,039	2,039
		Series A Preferred Stock (10.0%, 100,000 shares)		11,908	12,908
		Common Stock (770,000 shares)		—	3,244
		Standby Letter of Credit ($175)
		Guaranty ($1,089)
LMS Intellibound Investors, LLC (2)	Logistics	Senior Debt (8.9%, Due 5/12-8/12) (1)	23,661	23,661	23,661
		Subordinated Debt (15.0%, Due 11/12) (1)	17,130	17,130	17,130
		Preferred Units (12.0%, 19,650 units)		21,227	29,578
		Warrants to purchase Class B Common Stock		—	—
MTP Holding, LLC (6) (13)	Communications- Other	Common LLC Interest (79,171 units)		55	770

Orbitel Holdings, LLC (2)	Cable	Senior Debt (10.9%, Due 3/12) (1)	15,750	15,750	15,750
		Preferred LLC Interest (10.0%, 120,000 units)		13,069	13,526
		Standby Letter of Credit ($117)
RadioPharmacy Investors, LLC (2)	Healthcare	Senior Debt (9.6%, Due 12/10) (1)	7,000	7,000	7,000
		Subordinated Debt (15.0%, Due 12/11) (1)	9,542	9,542	9,542
		Preferred LLC Interest (8.0%, 70,000 units)		8,123	8,175
Superior Industries Investors, LLC (2)	Sporting Goods	Subordinated Debt (14.0%, Due 3/13) (1)	17,671	17,671	17,671
		Preferred LLC Units (8.0%, 125,400 units)		13,866	29,429
TNR Entertainment Corp. (2) (6) (14)	Entertainment	Senior Debt (13.1%, Due 9/09)	16,076	15,325	15,325
		Subordinated Debt (16.0%, Due 9/09)	12,998	12,436	12,436
		Series A Preferred Stock (12.5%, 351,563 shares)		9,000	3,173
		Common Stock (1,806 shares)		3,000	—
		Warrants to purchase Common Stock (expire 9/17)		—	—
Total Sleep Holdings, Inc. (2) (11)	Healthcare	Subordinated Debt (15.0%, Due 9/11)	28,388	25,659	25,659
		Unsecured Note (0.0%, Due 6/11)	375	375	375
		Series A Preferred Stock (10.0%, 3,700 shares)		3,700	224
		Common Stock (2,592,920 shares)		1,000	—
Working Mother Media, Inc. (6)	Publishing	Senior Debt (8.5%, Due 12/08)	15,779	11,679	11,679
		Class A Preferred Stock (13.0%, 12,497 shares)		12,497	4,185
		Class B Preferred Stock (13.0%, 1 share)		1	—
		Class C Preferred Stock (13.0%, 1 share)		1	—
		Common Stock (510 shares)		1	—
		Guaranty ($119)
Total Control Investments: Majority-owned (represents 46.9% of total investments at fair value)				785,827	729,515

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2007

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Control Investments: Non-majority owned (4):
Crystal Media Network, LLC (6) (7)	Broadcasting	LLC Interest		$3,060	$2,641
National Product Services, Inc. (2)	Business Services	Senior Debt (12.8%, Due 6/09)	$13,153	7,347	13,153
		Subordinated Debt (16.0%, Due 6/09)	13,622	11,782	4,857
		Common Stock (995,428 shares)		—	—
PremierGarage Holdings, LLC (2)	Home Furnishings	Senior Debt (9.7%, Due 6/10-12/10) (1)	9,800	9,800	9,800
		Preferred LLC Units (8.0%, 445 units)		4,971	4,683
		Common LLC Units (356 units)		—	—
Total Control Investments: Non-majority-owned (represents 2.3% of total investments at fair value)				36,960	35,134
Total Control Investments: (represents 49.2% of total investments at fair value)				822,787	764,649
Affiliate Investments (3):
Advanced Sleep Concepts, Inc. (2)	Home Furnishings	Senior Debt (13.2%, Due 10/11) (1)	6,825	6,825	6,825
		Subordinated Debt (16.0%, Due 04/12) (1)	4,727	4,727	4,727
		Common Stock (423 shares)		525	299
		Warrants to purchase Common Stock (expire 10/16)		348	198
Cherry Hill Holdings, Inc. (2)	Entertainment	Senior Debt (13.0%, Due 8/11) (1)	11,282	11,282	11,282
		Series A Preferred Stock (10.0%, 750 shares)		850	850
Stratford School Holdings, Inc. (2)	Education	Senior Debt (9.4%, Due 7/11-9/11) (1)	13,100	13,100	13,100
		Subordinated Debt (14.0%, Due 12/11) (1)	6,717	6,717	6,717
		Series A Convertible Preferred Stock (12.0%, 10,000 shares)		—	5,409
		Warrants to purchase Common Stock (expire 5/15)		67	1,850
Sunshine Media Delaware, LLC (2) (6)	Publishing	Class A LLC Interest (8.0%, 563,808 units)		564	592
		Common Stock (145 shares)		581	610
		Option to acquire Warrants to purchase		—	—
		Class B LLC Interest (expire 5/14)
Velocity Technology Enterprises, Inc. (2)	Business Services	Senior Debt (9.0%, Due 12/12) (1)	21,764	21,764	21,764
		Series A Preferred Stock (1,506,602 shares)		1,500	1,500
XFone, Inc. (6)	Communications-Other	Common Stock (868,946 shares)		2,485	2,697
		Warrants to purchase Common Stock (expire 3/11)		—	—
Total Affiliate Investments (represents 5.0% of total investments at fair value)				71,335	78,420

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2007

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Non-Affiliate Investments (less than 5% owned):
Active Brands International, Inc. (2)(9)	Consumer Products	Senior Debt (9.4%, Due 6/12) (1) Subordinated Debt (14.0%, Due 9/12) (1)	$21,750 13,135	$21,750 13,135	$21,750 13,135
		Class A-1 Common Stock (3,056 shares)		3,056	3,056
		Warrants to purchase Class A-1 Common Stock (expire 6/17)		331	526
Allen’s T.V. Cable Service, Inc.	Cable	Senior Debt (11.3%, Due 12/12) (1)	7,780	7,780	7,780
		Subordinated Debt (11.7%, Due 12/12) (1)	2,233	2,233	2,233
		Warrants to purchase Common Stock (expire 11/15)		—	139
Amerifit Nutrition, Inc. (2)	Healthcare	Senior Debt (11.3%, Due 3/10) (1)	4,644	4,644	4,644
B & H Education, Inc. (2)	Education	Senior Debt (9.3%, Due 3/10) (1)	2,824	2,824	2,824
		Series A-1 Convertible Preferred Stock (12.0%, 5,384 shares)		1,330	2,330
BLI Holdings, Inc. (2)	Drugs	Subordinated Debt (14.9%, Due 3/10) (1)	10,239	10,239	10,239
CEI Holdings Inc.	Cosmetics	Senior Debt (7.5%, Due 3/14) (1)	4,933	4,933	4,440
Cervalis LLC	Business Services	Senior Debt (8.6%, Due 3/12) (1)	15,000	15,000	15,000
Coastal Sunbelt Real Estate, Inc.	Real Estate Investments	Subordinated Unsecured Debt (15.0%, Due 7/12)	2,061	2,061	2,061
		Series A-2 Preferred Stock (12.0%, 20,000 shares)		2,237	2,353
		Warrants to purchase Class B Common Stock		—	—
Communicom Broadcasting, LLC (2)	Broadcasting	Senior Debt (11.8%, Due 2/11) (1)	11,138	11,138	11,138
Construction Trailer Specialist, Inc. (2)	Auto Parts	Senior Debt (10.4%, Due 7/12) (1) Subordinated Debt (15.0%, Due 1/13) (1)	7,059 5,104	7,059 5,104	7,059 5,104
Country Road Communications LLC (2)	Communications-Other	Subordinated Debt (12.6%, Due 7/13) (1)	13,000	13,000	13,000
Crescent Publishing Company, LLC (2)	Newspaper	Senior Debt (14.7%, Due 6/09) (1)	7,679	7,679	7,679
Cruz Bay Publishing, Inc.	Publishing	Subordinated Debt (11.9%, Due 12/13) (1)	20,000	20,000	20,000
CWP/RMK Acquisition Corp. (2)	Home Furnishings	Senior Debt (10.7%, Due 6/11) (1)	6,189	6,189	6,189
		Subordinated Debt (15.2%, Due 12/12) (1)	11,928	11,928	11,928
		Common Stock (500 shares)		500	6
Cyrus Networks, LLC	Business Services	Senior Debt (9.3%, Due 7/13) (1) Subordinated Debt (12.1%, Due 1/14) (1)	4,183 4,601	4,183 4,601	4,183 4,601
Dayton Parts Holdings, LLC (2)	Auto Parts	Subordinated Debt (9.9%, Due 6/11) (1)	21,500	21,500	21,500
		Preferred LLC Interest (10.0%, 16,470 units)		589	589
		Class A Common LLC Interest (8.0%, 10,980 units)		408	440
The e-Media Club I, LLC (6)	Investment Fund	LLC Interest (74 units)		88	20
Empower IT Holdings, Inc. (2)	Information Services	Senior Debt (11.5%, Due 5/12) (1)	5,563	5,563	5,563
		Subordinated Debt (14.5%, Due 6/12) (1)	5,058	5,058	5,058
Equibrand Holding Corporation (2)	Leisure Activities	Senior Debt (11.8%, Due 9/10) (1)	4,640	4,640	4,640
		Subordinated Debt (16.0%, Due 3/11) (1)	9,063	9,063	9,063
Flexsol Packaging Corp.	Plastic Products	Subordinated Debt (14.2%, Due 12/12) (1)	3,000	3,000	2,025
G&L Investment Holdings,	Insurance	Subordinated Debt (12.6%, Due 5/14) (1)	17,500	17,500	17,500
LLC (2)		Series A Preferred Shares (14.0%, 5,000,000 shares)		5,061	5,061
.		Class C Shares (621,907 shares)		622	622

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2007

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Golden Knight II CLO, Ltd.	Diversified Financial Services	Income Notes (Due 4/19)		$3,575	$2,756
GoldenSource Holdings Inc. (6)	Technology	Warrants to purchase Class A Common Stock (expire 10/08)		—	—
GSDM Holdings, LLC (2)	Healthcare	Senior Debt (9.9%, Due 2/13) (1)	$9,000	9,000	9,000
		Subordinated Debt (14.0%, Due 8/13)	7,652	7,652	7,652
		Series B Preferred Units (12.5%, 4,213,333 units)		4,397	4,397
Home Interiors & Gifts, Inc. (6)	Home Furnishings	Senior Debt (10.3%, Due 3/11)	4,141	4,029	2,186
Jenzabar, Inc.	Technology	Senior Preferred Stock (11.0%, 5,000 shares)		6,925	6,925
		Subordinated Preferred Stock (109,800 shares)		1,098	1,098
		Warrants to purchase Common Stock (expire 4/16)		421	26,044
Jupitermedia Corporation (6)	Information Services	Common Stock (148,373 shares)		2,114	567
Legacy Cabinets, Inc.	Home Furnishings	Subordinated Debt (12.3%, Due 8/13) (1)	3,000	3,000	3,000
Marietta Intermediate Holding Corporation	Cosmetics	Subordinated Debt (14.7%, Due 12/11) (1)	2,058	2,058	1,790
The Matrixx Group, Incorporated (2)	Plastic Products	Subordinated Debt (13.8%, Due 9/13) (1)	16,266	16,266	16,266
Maverick Healthcare	Healthcare	Subordinated Debt (13.5%, Due 4/14) (1)	12,500	12,500	12,500
Equity, LLC		Preferred Units (10.0%, 1,250,000 units)		1,269	1,269
		Class A Common Units (1,250,000 units)		—	—
MCI Holdings LLC (2)	Healthcare	Subordinated Debt (12.7%, Due 4/13) (1)	30,606	30,606	30,606
		Class A LLC Interest (4,712,042 units)		3,000	3,752
Metropolitan Telecommunications	Communications-CLEC	Senior Debt (12.0%, Due 6/10-9/10) (1)	18,388	18,388	18,388
		Subordinated Debt (15.8%, Due 12/10) (1)	10,929	10,929	10,929
Holding Company (2)		Warrants to purchase Common Stock (expire 9/13)		1,843	9,863
MicroCal Holdings, LLC (2)	Laboratory Instruments	Senior Debt (9.4%, Due 3/10-9/10) (1)	10,940	10,940	10,940
		Subordinated Debt (14.5%, Due 3/11) (1)	9,115	9,115	9,115
Micro Dental Laboratories (2)	Healthcare	Subordinated Debt (15.0%, Due 1/08) (1)	12,567	12,567	12,567

Miles Media Group, LLC (2)	Publishing	Senior Debt (11.6%, Due 6/13) (1)	19,374	19,374	19,374
NDSSI Holdings, LLC (2) (15)	Electronics	Senior Debt (10.1%, Due 12/10-12/11) (1)	19,897	19,897	19,897
		Subordinated Debt (15.0%, Due 12/12) (1)	19,957	19,957	19,957
		Class A Common LLC Interest (1,000,000 units)		333	965
New Century Companies, Inc. (6)	Industrial Equipment	Warrants to purchase Common Stock (expire 6/10)		—	—
New England Precision	Industrial Products	Senior Debt (11.7%, Due 10/13) (1)	26,000	26,000	26,000
Grinding Holdings, LLC		Common Units (1,000,000 units)		1,000	1,000
PartMiner, Inc. (2)	Information Services	Senior Debt (11.8%, Due 6/09) (1)	2,343	2,343	2,343
Philadelphia Newspapers, LLC	Newspaper	Subordinated Unsecured Debt (16.5%, Due 6/14) (1)	5,041	5,041	5,041

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2007

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Powercom Corporation (2)	Communications-CLEC	Senior Debt (10.0%, Due 2/10)	$1,878	$1,878	$1,878
		Warrants to purchase Class A Common Stock (expire 6/14)		286	—
Quantum Medical Holdings, LLC (2)	Laboratory Instruments	Senior Debt (10.8%, Due 5/11) (1)	15,500	15,500	15,500
		Subordinated Debt (15.0%, Due 12/11) (1)	18,032	18,032	18,032
		Preferred LLC Interest (1,000,000 units)		484	1,279
Restaurant Technologies, Inc.	Food Services	Subordinated Debt (14.0%, Due 2/12) (1)	30,389	30,389	30,389
		Series A-4 Convertible Preferred Stock (7,813 shares)		336	275
Sagamore Hill Broadcasting, LLC (2)	Broadcasting	Senior Debt (10.9%, Due 8/12) (1)	25,450	25,450	25,450
Summit Business Media Intermediate Holding Company, LLC	Information Services	Subordinated Debt (11.8%, Due 12/13) (1)	6,000	6,000	6,000
Teleguam Holdings, LLC (2)	Communications-Other	Subordinated Debt (12.5%, Due 10/12) (1)	20,000	20,000	20,000
ValuePage, Inc. (6)	Communications-Other	Senior Debt (12.8%, Due 6/08)	1,187	1,060	50
VS&A-PBI Holding LLC (6)	Publishing	LLC Interest		500	—
VOX Communications Group Holdings, LLC (2)	Broadcasting	Senior Debt (13.5%, Due 3/09) (1)	11,280	10,995	10,995
		Convertible Preferred Subordinated Notes (12.5%, Due 6/15-6/17)	1,554	1,302	882
Wiesner Publishing Company, LLC	Publishing	Warrants to purchase LLC Units (expire 6/12)		406	3,740
Wireco Worldgroup Inc. (17)	Industrial Equipment	Senior Debt (7.1%, Due 2/14) (1)	3,970	3,970	3,871
Xpressdocs Holdings, Inc. (2)	Business Services	Senior Debt (8.7%, Due 7/11-12/11) (1)	16,105	16,105	16,105
		Subordinated Debt (14.0%, Due 7/12) (1)	6,230	6,230	6,230
		Series A Preferred Stock (161,870 shares)		500	487
Total Non-Affiliate Investments (represents 45.8% of total investments at fair value)				681,086	712,828
Total Investments				1,575,208	1,555,897
Unearned Income				(10,903)	(10,903)

Total Investments Net of Unearned Income				$1,564,305	$1,544,994

Put/Call Options Granted or Written
Crystal Media Network, LLC (6) (7)	Broadcasting	Call options written		$—	$419
Total Sleep Holdings, Inc. (2) (6) (11)	Healthcare	Put option granted		1,000	1,000
Total Put/Call Options Granted or Written				$1,000	$1,419

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2006

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Control Investments: Majority-owned (5):
Broadview Networks Holdings, Inc.	Communications-CLEC	Series A Preferred Stock (12.0%, 87,254 shares)		$64,318	$74,165
		Series A-1 Preferred Stock (12.0%, 100,702 shares)		57,380	85,597
		Class A Common Stock (4,698,987 shares)		—	—
Chesapeake Tower Holdings, LLC	Communications-Other	Senior Debt (11.4%, Due 5/10)	$400	400	400
		Preferred LLC Interest (8.0%, 3,139 units)		3,139	3,139
		Class A Common LLC Interest (4,000 units)		—	—
Cleartel Communications, Inc. (2)	Communications-CLEC	Subordinated Debt (14.7%, Due 12/10-12/11)	71,962	71,962	71,962
		Series B Preferred Stock (8.0%, 57,862 shares)		50,613	612
		Common Stock (9 shares)		540	—
		Guaranty ($7,125)
Helicon Cable Holdings, LLC (2) (12)	Cable	Senior Debt (10.4%, Due 12/12) (1)	12,250	12,250	12,250
		Subordinated Debt (14.3%, Due 6/13) (1)	7,187	7,187	7,187
		Preferred LLC Interest (10.0%, 82,500 units)		9,180	9,180
		Standby Letter of Credit ($300)
Jet Plastica Investors, LLC (2)	Plastic Products	Subordinated Debt (14.0%, Due 3/13) (1)	26,159	26,159	26,159
		Preferred LLC Interest (8.0%, 301,595 units)		30,893	30,893
JupiterKagan, Inc. (2) (10)	Information Services	Senior Debt (12.1%, Due 3/10) (1)	5,349	5,349	5,349
		Series A Preferred Stock (10.0%, 100,000 shares)		10,000	10,000
		Common Stock (770,000 shares)		—	—
		Standby Letter of Credit ($225)
		Guaranty ($1,353)
Midwest Tower Partners, LLC (2) (13)	Communications-Other	Senior Debt (10.0%, 8/07)	9,781	9,781	9,781
		Subordinated Debt (14.3%, Due 2/08) (1)	17,485	17,485	17,485
		Preferred LLC Interest (14.0%, 17,697 units)		2,438	2,438
		Common LLC Interest (79,171 units)		201	5,213
RadioPharmacy Investors, LLC (2)	Healthcare	Senior Debt ( 9.9%, Due 12/10) (1)	7,000	7,000	7,000
		Subordinated Debt (15.0%, Due 12/11) (1)	9,258	9,258	9,258
		Preferred LLC Interest (8.0%, 70,000 units)		7,522	10,657
Superior Industries Investors, LLC (2)	Sporting Goods	Subordinated Debt (14.0%, Due 3/13-3/15) (1)	14,083	14,083	14,083
		Preferred LLC Interest (8.0%, 125,400 units)		12,837	12,837
Superior Publishing Corporation (2)	Newspaper	Subordinated Debt (20.0%, Due 10/10) (1)	20,731	19,022	19,022
		Series A Preferred Stock (12.0%, 7,999 shares)		7,999	9,244
		Common Stock (100 shares)		365	—
Working Mother Media, Inc. (6)	Publishing	Senior Debt (8.8%, Due 12/08)	17,869	11,546	11,546
		Class A Preferred Stock (13.0%, 12,497 shares)		12,497	5,019
		Class B Preferred Stock (13.0%, 1 share)		1	—
		Class C Preferred Stock (13.0%, 1 share)		1	—
		Common Stock (510 shares)		1	—
		Guaranty ($476)
Total Control investments: Majority-owned (represents 37.5% of total investments at fair value)				481,407	470,476
Control Investments: Non-majority owned (4):
Crystal Media Network, LLC (6) (7)	Broadcasting	LLC Interest		3,060	547

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2006

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Intran Media, LLC	Other Media	Senior Debt (9.9%, Due 12/11) (1)	$12,000	$12,000	$12,000
		Preferred Units (10.0%, 86,000 units)		8,661	8,661
National Product Services, Inc. (2)	Business Services	Senior Debt (13.2%, Due 6/09)	12,316	5,710	12,365
		Subordinated Debt (16.0%, Due 6/09)	11,594	10,225	3,035
		Common Stock (995,428 shares)		—	—
Platinum Wireless, Inc. (6)	Communications- Other	Common Stock (2,937 shares)		4,640	3,764
		Option to purchase Common Stock (expire 12/31/13)		272	—
PremierGarage Holdings, LLC (2)	Home Furnishings	Senior Debt (10.1%, Due 6/10-12/10)	10,700	10,700	10,700
		Preferred LLC Units (8.0%, 445 units)		4,592	4,592
		Common LLC Units (356 units)		—	—
Total Control Investments: Non-majority-owned (represents 4.4% of total investments at fair value)				59,860	55,664
Total Control Investments: (represents 41.9% of total investments at fair value)				541,267	526,140
Affiliate Investments (3):
Advanced Sleep Concepts, Inc. (2)	Home Furnishings	Senior Debt (13.8%, Due 10/11) (1)	7,000	7,000	7,000
		Subordinated Debt (16.0%, Due 4/12) (1)	4,540	4,540	4,540
		Common Stock (423 shares)		524	524
		Warrants to purchase Common Stock (expire 10/12/16)		348	348
Cherry Hill Holdings, Inc. (2)	Entertainment	Senior Debt (12.9%, Due 8/11) (1)	12,122	12,122	12,122
		Series A Preferred Stock (10.0%, 750 shares)		775	775
iVerify.US Inc. (6)	Communications- Other	Preferred Stock (8.0%, 54 shares)		578	—
		Common Stock (20 shares)		550	—
NYL Brands Holdings, Inc. (2) (9)	Consumer Products	Subordinated Debt (13.0%, Due 2/11) (1)	10,000	10,000	10,000
		Class A Common Stock (1,500 shares)		1,500	1,500
		Warrants to purchase Common Stock		331	526
		(expire 2/3/16)
On Target Media, LLC	Other Media	Class A LLC Interest (10.0%, 68 units)		1,836	1,836
		Class B LLC Interest (68 units)		—	1,613
Stratford School Holdings, Inc. (2)	Education	Senior Debt (9.9%, Due 7/11-9/11) (1)	14,500	14,500	14,500
		Subordinated Debt (14.0%, Due 12/11) (1)	6,924	6,924	6,924
		Series A Convertible Preferred Stock (12.0%, 10,000 shares)		60	2,997
		Warrants to purchase Common Stock (expire 5/31/15)		68	1,026
Sunshine Media Delaware, LLC (2)	Publishing	Senior Debt (14.7%, Due 12/08)	13,632	12,281	12,281
		Class A LLC Interest (8.0%, 563,808 units)		564	329
		Option to acquire Warrants to purchase Class B LLC Interest (expire 5/31/14)		—	—
TNR Entertainment Corp. (2) (14)	Entertainment	Senior Debt (10.4%, Due 7/10) (1)	12,500	12,500	12,500
		Subordinated Debt (17.5%, Due 1/11) (1)	13,067	13,067	13,067
		Series D Preferred Stock (1,806,452 shares)		3,000	3,000
		Warrants to purchase Series D Preferred Stock (expire 7/31/16)		—	—
XFone, Inc (6)	Communications- Other	Common Stock (868,946 shares)		2,485	2,482
		Warrants to purchase Common Stock (expire 3/3/11)		—	—
Total Affiliate Investments (represents 8.7% of total investments at fair value)				105,553	109,890

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2006

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Non-Affiliate Investments (less than 5% owned):
Allen’s T.V. Cable Service, Inc.	Cable	Senior Debt (12.1%, Due 12/12) (1)	$7,998	$7,998	$7,998
		Subordinated Debt (12.1%, Due 12/12) (1)	2,096	2,096	2,096
		Warrants to purchase Common Stock (expire 11/30/15)		—	—
Amerifit Nutrition, Inc. (2)	Healthcare	Senior Debt (12.0%, Due 3/10) (1)	5,569	5,569	5,569
B & H Education, Inc. (2)	Education	Senior Debt (10.4%, Due 3/10) (1)	4,000	4,000	4,000
		Series A-1 Convertible Preferred Stock (12.0%, 5,384 shares)		1,188	1,540
Badoud Enterprises, Inc. (2)	Newspaper	Senior Debt (10.4%, Due 9/11) (1)	4,799	4,799	4,799
BLI Holdings, Inc. (2)	Drugs	Subordinated Debt (13.1%, Due 3/10) (1)	10,000	10,000	10,000
Builders FirstSource, Inc.	Building & Development	Senior Debt (7.9%, Due 8/11) (1)	886	886	873
Cambridge Information Group, Inc. (2)	Information Services	Subordinated Debt (12.9%, Due 11/11) (1)	8,500	8,500	8,500
CEI Holdings Inc.	Cosmetics	Subordinated Debt (13.1%, Due 12/11) (1)	4,755	4,755	4,755
Communications & Power Industries, Inc.	Aerospace & Defense	Senior Debt (7.6%, Due 7/10) (1)	741	741	744
Communicom Broadcasting, LLC (2)	Broadcasting	Senior Debt (12.4%, Due 2/11) (1)	8,068	8,068	8,068
Community Media Group, Inc. (2)	Newspaper	Senior Debt (9.9%, Due 9/10) (1)	19,730	19,730	19,730
Cornerstone Healthcare Group Holding, Inc.	Healthcare	Subordinated Unsecured Debt (14.0%, Due 7/12) (1)	7,206	7,206	7,206
Country Road Communications LLC (2)	Communications-Other	Subordinated Debt (13.3%, Due 7/13) (1)	13,000	13,000	13,000
Creative Loafing, Inc. (2)	Newspaper	Senior Debt (12.0%, Due 6/10) (1)	18,275	18,275	18,275
Crescent Publishing Company, LLC (2)	Newspaper	Senior Debt (15.1%, Due 6/09-6/10) (1)	7,503	7,503	7,503
Cruz Bay Publishing, Inc.	Publishing	Subordinated Debt (12.4%, Due 12/13)	20,000	20,000	20,000
CWP/RMK Acquisition Corp.	Home Furnishings	Senior Debt (8.9%, Due 6/11) (1)	6,250	6,250	6,250
		Subordinated Debt (13.4%, Due 12/12) (1)	11,750	11,750	11,750
		Common Stock (500 shares)		500	500
Dayton Parts Holdings, LLC (2)	Auto Parts	Subordinated Debt (12.5%, Due 6/11) (1)	16,000	16,000	16,000
		Preferred LLC Interest (10.0%, 16,470 units)		589	589
		Class A Common LLC Interest (8.0%, 10,980 units)		408	609
D&B Towers, LLC	Communications-Other	Senior Debt (15.4%, Due 6/08) (1)	5,412	5,412	5,062
dick clark productions, inc. (2)(6)	Broadcasting	Common Stock (235,714 shares)		210	510
		Warrants to purchase Common Stock (expire 7/25/11)		858	5,049
The e-Media Club I, LLC (6)	Investment Fund	LLC Interest (74 units)		88	34
EAS Group, Inc.	Technology	Subordinated Unsecured Debt (16.0%, Due 4/11) (1)	11,529	11,529	11,529
Empower IT Holdings, Inc. (2)	Information Services	Senior Debt (11.9%, Due 5/12) (1) Subordinated Debt (14.5%, Due 6/12) (1)	7,959 5,116	7,959 5,116	7,959 5,116
Equibrand Holding Corporation (2)	Leisure Activities	Senior Debt (12.4%, Due 9/10) (1)	4,640	4,640	4,640
		Subordinated Debt (15.8%, Due 3/11) (1)	9,674	9,674	9,674
Flexsol Packaging Corp.	Plastic Products	Subordinated Debt (13.5%, Due 12/12) (1)	3,000	3,000	2,955
GoldenSource Holdings Inc. (6)	Technology	Warrants to purchase Class A Common Stock (expire 10/31/08)		—	—
Home Interiors & Gifts, Inc.	Home Furnishings	Senior Debt (10.4%, Due 3/11)	4,492	4,492	3,308

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2006

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Jenzabar, Inc.	Technology	Senior Preferred Stock (11.0%, 5,000 shares)		$6,381	$6,381
		Subordinated Preferred Stock (109,800 shares)		1,098	1,098
		Warrants to purchase Common Stock (expire 4/30/16)		422	17,180
The Joseph F. Biddle Publishing Company (2)	Newspaper	Senior Debt (8.9%, Due 12/11) (1)	$7,050	7,050	7,050
Jupitermedia Corporation (6)	Information Services	Common Stock (148,373 shares)		2,114	1,175
Legacy Cabinets, Inc	Home Furnishings	Subordinated Debt (12.9%, Due 8/13) (1)	3,000	3,000	3,000
Marietta Intermediate Holding Corporation	Cosmetics	Subordinated Debt (14.8%, Due 12/11) (1)	2,000	2,000	1,517
MCI Holdings LLC (2)	Healthcare	Subordinated Debt (12.7%, Due 3/12-4/13) (1)	29,791	29,791	29,791
		Class A LLC Interest (4,712,042 units)		3,000	3,388
Metropolitan Telecommunications Holding Company (2)	Communications-CLEC	Senior Debt (12.5%, Due 6/10-9/10) (1) Subordinated Debt (16.4%, Due 12/10) (1) Warrants to purchase Common Stock (expire 9/30/13)	20,725 10,929	20,725 10,929 1,843	20,725 10,929 8,320
MicroCal Holdings, LLC (2)	Laboratory Instruments	Senior Debt (9.9%, Due 3/10-9/10) (1)	12,800	12,800	12,800
		Subordinated Debt (14.5%, Due 3/11) (1)	9,115	9,115	9,115
Micro Dental Laboratories (2)	Healthcare	Senior Debt (10.7%, Due 5/11-11/11) (1)	13,186	13,186	13,186
		Subordinated Debt (15.0%, Due 5/12) (1)	6,999	6,999	6,999
Miles Media Group, LLC (2)	Publishing	Senior Debt (11.9%, Due 6/12) (1)	9,150	9,150	9,150
		Subordinated Debt (16.4%, Due 12/12) (1)	4,000	4,000	4,000
		Warrants to purchase LLC Units (expire 6/09 and 6/15)		439	2,119
National Display Holdings, LLC (2) (15)	Electronics	Senior Debt (11.4%, Due 12/11) (1)	10,000	10,000	10,000
		Subordinated Debt (15.0%, Due 12/12) (1)	13,682	13,682	13,682
		Class A Common LLC Interest (1,000,000 units)		1,000	1,152
New Century Companies, Inc. (6)	Industrial Equipment	Warrants to purchase Common Stock (expire 6/30/10)		—	—
PartMiner, Inc. (2)	Information Services	Senior Debt (14.9%, Due 6/09) (1)	3,341	3,341	3,341
Philadelphia Newspapers, LLC	Newspaper	Subordinated Unsecured Debt (16.0%, Due 6/14) (1)	5,017	5,017	5,017
Powercom Corporation (2)	Communications-CLEC	Senior Debt (12.0%, Due 12/06)	1,798	1,798	1,798
		Warrants to purchase Class A Common Stock (expire 6/30/14)		286	—
Quantum Medical Holdings, LLC (2)	Laboratory Instruments	Senior Debt (11.1%, Due 12/10- 5/11) (1)	17,500	17,500	17,500
		Subordinated Debt (15.0%, Due 12/11) (1)	18,032	18,032	18,032
		Preferred LLC Interest (1,000,000 units)		421	955
Restaurant Technologies, Inc.	Food Services	Subordinated Debt (16.0%, Due 2/12) (1)	20,923	20,923	20,923
		Series A-4 Convertible Preferred Stock (7,813 shares)		281	281
Sagamore Hill Broadcasting, LLC (2)	Broadcasting	Senior Debt (11.4%, Due 11/09) (1)	14,000	14,000	14,000

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2006

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Summit Business Media Intermediate Holding Company, LLC	Information Services	Subordinated Debt (12.4%, Due 11/13)	$6,000	$6,000	$6,000
Switch & Data Holdings, Inc.	Business Services	Subordinated Debt (12.6%, Due 4/11) (1)	12,000	12,000	12,000
Team Express, Inc. (2)	Retail	Subordinated Debt (15.0%, Due 6/11) (1)	7,327	7,327	7,327
Teleguam Holdings, LLC (2)	Communications- Other	Subordinated Debt (12.4%, Due 10/12) (1)	20,000	20,000	20,000
Total Sleep Holdings, Inc. (2)(6)(11)	Healthcare	Subordinated Debt (16.0%, Due 9/11) (1)	23,179	23,005	19,034
ValuePage, Inc. (6)	Communications- Other	Senior Debt (12.8%, Due 6/08)	1,146	1,095	1,095
VS&A-PBI Holding LLC (6)	Publishing	LLC Interest		500	—
VOX Communications Group Holdings, LLC (2)	Broadcasting	Senior Debt (13.6%, Due 12/07-6/10) (1)	11,054	11,000	11,000
		Convertible Preferred Subordinated Notes (12.4%, Due 6/15-10/16 )	1,317	1,244	677
Wicks Business Information, LLC	Publishing	Unsecured Note (10.3%, Due 2/08)	237	237	237
Wiesner Publishing Company, LLC	Publishing	Warrants to purchase LLC Units (expire 6/12)		406	3,339
Wire Rope Corporation of America, Inc. (17)	Industrial Equipment	Senior Debt (13.1%, Due 6/11) (1)	6,000	6,000	6,120
WirelessLines II, Inc.	Communications- Other	Senior Debt (8.0%, Due 4/07)	129	129	129
Xpressdocs Holdings, Inc. (2)	Business Services	Senior Debt (9.3%, Due 7/11) (1)	17,255	17,255	17,255
		Subordinated Debt (14.0%, Due 7/12) (1)	6,075	6,075	6,075
		Series A Preferred Stock (161,870 shares)		500	500
Total Non-Affiliate Investments (represents 49.4% of total investments at fair value)				595,885	621,582
Total Investments				1,242,705	1,257,612
Unearned Income				(9,539)	(9,539)
Total Investments Net of Unearned Income				$1,233,166	$1,248,073

Call Options Written
Crystal Media Network, LLC (6)(7)	Broadcasting	Call options written		$—	$—
Total Call Options Written				$—	$—

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2007 and 2006

(in thousands, except share data)

(1)	Some or all of this security has been pledged as collateral in one or more of MCG’s credit facilities. See Note 3 to the Consolidated Financial Statements.
(2)	Some of the securities listed are issued by one or more affiliates of the listed portfolio company.
(3)	Affiliate investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns at least 5% but not more than 25% of the voting securities of the company.
(4)	Control investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 25% of the voting securities of the company. MCG defines non-majority owned control investments as companies in which MCG owns more than 25% but not more than 50% of the voting securities of the company.
(5)	MCG defines majority owned control investments as companies in which MCG owns more than 50% of the voting securities of the company.
(6)	Non-income producing at the relevant period end.
(7)	In August 2006, MCG sold 50.1% of its equity in Crystal Media Network, LLC (“Crystal Media”). As part of the transaction, MCG also issued a written call option to the buyer on up to an additional 10% ownership interest in Crystal Media for $110. The option expires January 31, 2008. This call option is included in other liabilities at fair value on MCG’s consolidated balance sheets.
(8)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates. Rates on preferred stock and preferred LLC interests, where applicable, represent the contractual rate.
(9)	During the first quarter of 2007, NYL Brands Holdings, Inc. changed its name to Active Brands International, Inc. During the second quarter of 2007, MCG converted its 1,500 Class A shares to non-voting Class A-1 shares. As a result, Active Brands has been classified as a non-affiliate investment since June 30, 2007.
(10)	During the second quarter of 2007, JupiterKagan, Inc. changed its name to JUPR Holdings, Inc.
(11)	MCG acquired 61% of Total Sleep Holdings, Inc. common stock during the second quarter of 2007 which resulted in it being classified as a majority owned control investment since June 30, 2007. In connection with this transaction, MCG granted a put option to a private equity firm to put an additional 34% of the common stock of Total Sleep Holdings, Inc. to MCG for a price of $1,000. This put option expires April 30, 2009 if not exercised prior to that date. This put option is outstanding at December 31, 2007 and is included in other liabilities at fair value on MCG’s consolidated balance sheets.
(12)	Helicon Cable Holdings, LLC refinanced and paid off its senior and subordinated secured debt during the third quarter of 2007, at which time a new unsecured facility to the operating company and a new unsecured facility to the holding company were funded. JetBroadband Holdings, LLC replaced Helicon Cable Holdings, LLC as the parent entity of the portfolio company in connection with a concurrent restructuring of the equity.
(13)	MCG’s investment in MTP Holdings, LLC was previously listed as an investment in Midwest Tower Partners, LLC. Midwest Tower Partners, LLC is a subsidiary of MTP Holdings, LLC.
(14)	During the third quarter of 2007, all of the existing preferred stock and preferred stock warrants of TNR Entertainment Corp. (“TNR”) were converted to common stock and common stock warrants. In addition, MCG purchased shares of TNR’s voting preferred stock constituting a majority of the outstanding voting securities of TNR. As a result, TNR has been classified as a majority control investment since September 30, 2007.
(15)	During the third quarter of 2007, National Display Holdings, LLC changed its name to NDSSI Holdings, LLC.
(16)	On December 31, 2007, MCG received 744,777 shares of common stock of Cleartel Communications, Inc.(“Cleartel”) in exchange for, and in cancellation of, $74,478 of debt owed by Cleartel to MCG under its existing credit facilities.
(17)	During the fourth quarter of 2007, Wire Rope Corporation of America, Inc. changed its name to WireCo WorldGroup Inc.

See notes to consolidated financial statements

MCG Capital Corporation

Notes to Consolidated Financial Statements

(in thousands, except per share data)

Note 1—Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies

Description of Business and Basis of Presentation

MCG Capital Corporation (“MCG” or the “Company”) is a solutions-focused commercial finance company providing capital and advisory services to middle market companies throughout the United States. The Company is a non-diversified internally managed, closed-end investment company that elected to be treated as a business development company under the Investment Company Act of 1940, as amended (“1940 Act”).

The Company conducts some of its activities through wholly owned special purpose financing subsidiaries. These subsidiaries are bankruptcy remote, special purpose entities to which the Company transfers certain loans. Each financing subsidiary in turn transfers the loans to a Delaware statutory trust. The transfers of the loans to the Delaware statutory trusts are structured as on-balance sheet securitizations for accounting purposes.

The Company formed a subsidiary, Solutions Capital I, LP, which received a license in 2007 from the United States Small Business Administration (“SBA”) to operate as a small business investment company (“SBIC”) under the Small Business Investment Act of 1958, as amended. In connection with the formation of Solutions Capital I, LP, the Company organized another wholly owned subsidiary, Solutions Capital GP, LLC, as a Delaware limited liability company. Solutions Capital GP, LLC will act as the general partner of Solutions Capital I, LP, while the Company will be the sole limited partner.

The Company also uses wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to hold the assets of one or more of its portfolio companies. Some of these subsidiaries have wholly owned subsidiaries, all of which are Delaware corporations, that hold the assets of certain of the Company’s portfolio companies.

The accompanying financial statements reflect the consolidated accounts of MCG, including Solutions Capital I, LP, Solutions Capital GP, LLC, and MCG’s special purpose financing subsidiaries, MCG Finance I, LLC, MCG Finance II, LLC, MCG Finance III, LLC, MCG Finance IV, LLC, MCG Finance V, LLC, MCG Finance VI, LLC, MCG Finance VII, LLC, and MCG Finance VIII, LLC, with all significant intercompany balances eliminated. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments, including those in which it has a controlling interest. Prior to January 1, 2006, Kagan Research, LLC was one of the Company’s consolidated subsidiaries. During the first quarter of 2006, Kagan Research, LLC and Jupiter Research, LLC merged to create JupiterKagan, Inc., which is reflected on the Company’s schedule of investments.

Use of estimates

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States. This requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Summary of Significant Accounting Policies

Income Recognition

Interest and dividend income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. When a loan becomes more than 90 days past due, or if MCG otherwise does not expect the customer to be able to service its debt and other obligations, MCG will, as a general matter, place the loan on non-accrual status and

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

will generally cease recognizing interest income on that loan until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. However, MCG may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection.

Dividend income on equity investments that have stated accruing dividend rates is recorded on the accrual basis to the extent that such amounts are expected to be collected. Dividend income on common equity investments is recorded when declared and required to be paid.

Contractual paid-in-kind (PIK) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. MCG will generally cease accruing PIK if there is insufficient value to support the accrual or it does not expect the customer to be able to pay all principal and interest due.

Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees. The borrowers granting these interests are typically non-publicly traded companies. MCG records the financial instruments received at fair value as determined by MCG’s board of directors. Fair values are determined using various valuation models which estimate the underlying value of the associated entity. These models are then applied to MCG’s ownership share considering any discounts for transfer restrictions or other terms which impact the value. Changes in these values are recorded through MCG’s statement of operations. Any resulting discount on the loan from recordation of warrant and other equity instruments are accreted into income over the term of the loan.

Other income

Advisory fees and other income is related to advisory and management services, equity structuring fees, prepayment fees, research revenues, bank interest, and other fees. The Company charges fees for advisory or management services that it provides to its portfolio companies. These fees are charged at market rates as documented in an agreement between the Company and the portfolio company that outlines the services and the fees to which both parties have agreed. Advisory and management services fees are recognized when earned. Equity structuring fees are recognized as earned, which is generally when the investment transaction closes. Prepayment fees are recognized upon receipt.

Securitization Transactions

Periodically, MCG transfers pools of loans to bankruptcy remote, special purpose entities for use in securitization transactions. These transfers of loans are treated as secured borrowing financing arrangements in accordance with FASB SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.”

Cash and Cash Equivalents

Cash and cash equivalents as presented in the balance sheet and the statement of cash flows includes bank checking accounts, highly liquid investments with original maturities of 90 days or less, and interest bearing deposits collateralized by marketable debt securities.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

Cash, Securitization Accounts

Cash, securitization accounts includes amounts held in designated bank accounts representing principal and interest payments received on securitized loans or other reserved amounts associated with the Company’s securitization facilities. The Company is required to use these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with the related securitization agreements.

Cash, Restricted

Cash, restricted includes cash that was received in exchange for the sale of an asset that is currently held in escrow and cash that is restricted for regulatory purposes.

Investments

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which MCG owns more than 25% of the voting securities or maintains greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as those non-control investments in companies in which MCG owns between 5% and 25% of the voting securities. Under the 1940 Act, “Non-affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

All investments are carried at fair value with any adjustments recorded in the statement of operations as investment gains (losses)—unrealized. The Company determines the value of each investment in its portfolio on a quarterly basis. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in the Company’s portfolio, the Company values substantially all of its investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process. At December 31, 2007, approximately 95% of the Company’s total assets represented investments of which approximately 97% are valued at fair value and approximately 3% are valued at market value based on readily ascertainable public market quotes at December 31, 2007. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, the Company is not permitted to provide a general reserve for anticipated loan losses. Instead, the Company must determine the fair value of each individual investment on a quarterly basis and record changes in fair value as unrealized appreciation or depreciation on investments in its statement of operations.

As a business development company, the Company invests primarily in illiquid securities including debt and equity securities of private companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. The Company generally includes many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership and corporate governance parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. In some cases, the Company’s loan agreements also allow for increases in the spread

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

to the base index rate if the financial or operational performance of the customer deteriorates or shows negative variances from the customer’s business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the customer’s plan. The Company’s investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that the Company makes and the nature of its business, the Company’s valuation process requires an analysis of various factors. The Company’s fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

The Company bases the fair value of its investments on the enterprise value of the portfolio companies in which it invests. The enterprise value is the value at which an enterprise could be sold in a transaction between two willing parties other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for determining enterprise value and for any one portfolio company enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In determining the enterprise value of a portfolio company, the Company analyzes the portfolio company’s historical and projected financial results. The Company generally prepares discounted cash flow models based on its projections of the future free cash flows of the business and industry derived capital costs. The Company reviews external events, including private mergers and acquisitions, and includes these events in the enterprise valuation process. The Company also uses industry valuation benchmarks and reviews public market comparables. In certain cases, the Company retains independent valuation firms to perform valuations or reviews of valuations that are considered as part of the determination of portfolio company value. When an external event such as a purchase transaction, public offering, or subsequent debt or equity sale occurs, the pricing indicated by the external event may be used to corroborate the Company’s estimate of enterprise value.

For loans and debt securities, if there is adequate enterprise value to support the repayment of the Company’s debt then the fair value of its loan or debt security typically corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of the Company’s equity investments is determined based on various factors including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, as well as other pertinent factors such as recent offers to purchase a portfolio company, recent sales of the portfolio company’s equity securities, recent liquidation events or other events. The investment value is discounted if it is illiquid in nature and/or a minority, non-control position.

In connection with its process for determining the fair value of its portfolio investments, the Company retains valuation firms to perform independent valuations of certain of its portfolio companies and review certain of its fair value determinations. The independent valuations and reviews are considered by the board of directors in their determination of fair value. The Company intends to continue to utilize independent valuation consultants to obtain additional support in the valuation process each quarter.

Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the average of the prevailing bid and ask price on the date of the relevant period end. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to the restrictions on sale.

Debt Issuance Costs

Debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These costs are amortized into the consolidated statement of operations as interest expense ratably over the contractual term of the borrowing using the effective interest method.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

Share-based Compensation

The Company recognizes share based compensation in accordance with FASB Statement No. 123 (revised 2004), “Share-Based Payment,” (“SFAS No. 123R”), which it adopted effective January 1, 2006 using the modified prospective method. Effective January 1, 2006, unearned compensation amounts previously recorded as a separate component of equity on the Company’s balance sheet are included in paid-in capital. In accordance with FAS 123R, the Company recognizes compensation cost related to share based awards for which forfeiture provisions are expected to lapse over the requisite service period.

Prior to January 1, 2006, the Company accounted for share based compensation in accordance with Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees.” The adoption of SFAS No. 123R did not impact the Company’s net operating income before investment gains and losses, net income, cash flows from operations, cash flows from financing activities, or basic and diluted earnings per share. See Note 9 for further discussion of the Company’s share based compensation.

Income Taxes

The Company currently qualifies as a regulated investment company (a “RIC”) for federal income tax purposes, which generally allows it to avoid paying corporate income taxes on any income or gains that it distributes to its shareholders. The Company has distributed and intends to distribute sufficient dividends to eliminate taxable income. The Company may also be subject to federal excise tax if it does not distribute at least 98% of its investment company taxable income in any calendar year and 98% of its capital gain net income in any calendar year.

The Company has certain wholly owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds one or more of the Company’s portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated with the Company for GAAP purposes, such that the Company’s consolidated financial statements reflect its investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass–through entities) and still satisfy the RIC tax requirement that at least 90% of the Company’s gross revenue for income tax purposes must consist of investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass–through entity) portfolio investment would flow through directly to the Company. To the extent that such income did not consist of investment income, it could jeopardize the ability of the Company to qualify as a RIC and therefore cause the Company to incur significant amounts of federal income taxes. Where the LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, however, their income is taxed to the Taxable Subsidiaries and does not flow through to the Company, thereby helping the Company preserve its RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense, if any, is reflected in the Company’s Consolidated Statement of Operations.

Earnings Per Share

Basic earnings per share is computed by dividing net income applicable to common stockholders by the weighted average number of shares of common stock outstanding for the period. Diluted earnings per share is computed by dividing such net income by the sum of the weighted average number of shares outstanding for the period and the dilutive impact of restricted stock for which forfeiture provisions have not lapsed.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

Goodwill

The Company records goodwill in accordance with FASB Statement No. 142, “Goodwill and Other Intangible Assets” (“SFAS No. 142”). As of December 31, 2007 and December 31, 2006, the balance of goodwill was $3,851 and is included in other assets on the Consolidated Balance Sheets. In accordance with SFAS No. 142, the Company has tested its intangible assets with indefinite lives for impairment and determined that there were no impairments as of those dates.

Reclassifications

Certain prior period information has been reclassified to conform to current year presentation.

Recent Accounting Pronouncements

In June 2006, the FASB issued FASB Interpretation No. 48 (“FIN No. 48”), “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109”, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN No. 48 prescribes a recognition threshold and measurement methodology for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 was effective as of the last day of the first reporting period beginning after December 15, 2006, which was March 31, 2007.

The Company has conducted a review of all open tax year’s income recognition and expense deduction filing positions and income tax returns filed (federal and state) for determination of any uncertain tax positions that may require recognition of a tax liability. This review encompassed an analysis of all book/tax difference adjustments as well as the timing of income and expense recognition for all tax years still open under the statute of limitations. As a result, the Company has determined that it is more likely than not that each tax position taken on a previously filed return or to be taken on current tax returns will be sustained on examination based on the technical merits of the positions and therefore, no recognition of a tax liability on an uncertain income tax position for FIN No. 48 purposes is anticipated.

In September 2006, the FASB issued SFAS No. 157 (“SFAS No. 157”), “Fair Value Measurements.” Among other requirements, SFAS No. 157 defines fair value and establishes a framework for measuring fair value and also expands disclosure about the use of fair value to measure assets and liabilities. SFAS No. 157 is effective for financial statements issued for first fiscal year that begins after November 15, 2007, and interim periods within those fiscal years. The Company is currently analyzing the effect of adoption of this statement on its consolidated financial position, including its net asset value, and results of operations. The Company will adopt this statement on a prospective basis, effective January 1 , 2008. Adoption of this statement could have a material effect on MCG’s consolidated financial statements, including its net asset value. However, the actual impact on MCG’s consolidated financial statements in the period of adoption and subsequent to the period of adoption cannot be determined at this time as it will be influenced by the estimates of fair value for that period and the number and amount of investments MCG originates, acquires or exits.

In February 2007, the FASB issued SFAS No. 159 (“SFAS No. 159”), “The Fair Value Option for Financial Assets and Financial Liabilities.” Among other requirements, SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value. SFAS No. 159 is effective for the first fiscal year that begins after November 15, 2007. The Company is currently evaluating the impact of SFAS No. 157 and SFAS No. 159 on its financial position and results of operations.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

Note 2—Investments

The composition of MCG’s investments as of December 31, 2007 and 2006, at cost, was as follows, excluding unearned income:

	December 31, 2007		December 31, 2006
	Investments at Cost	Percentage of Total Portfolio	Investments at Cost	Percentage of Total Portfolio
Senior secured debt	$482,007	30.6%	$384,490	30.9%
Subordinated debt
Secured	537,553	34.1	506,681	40.8
Unsecured	32,922	2.1	25,233	2.0

Total debt investments	1,052,482	66.8	916,404	73.7

Preferred equity	434,007	27.6	296,942	23.9
Common/Common equivalents equity	88,719	5.6	29,359	2.4

Total equity investments	522,726	33.2	326,301	26.3

Total	$1,575,208	100.0%	$1,242,705	100.0%

The composition of MCG’s investments as of December 31, 2007 and 2006, at fair value, was as follows, excluding unearned income:

	December 31, 2007		December 31, 2006
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt	$484,368	31.1%	$389,721	31.0%
Subordinated debt
Secured	528,082	33.9	494,992	39.3
Unsecured	32,502	2.1	24,666	2.0

Total debt investments	1,044,952	67.1	909,379	72.3

Preferred equity	447,229	28.8	285,150	22.7
Common/Common equivalents equity	63,716	4.1	63,083	5.0

Total equity investments	510,945	32.9	348,233	27.7

Total	$1,555,897	100.0%	$1,257,612	100.0%

The Company’s debt instruments generally provide for a contractual variable interest rate generally ranging from approximately 10% to 16%, a portion of which may be deferred. At December 31, 2007, approximately 63% of loans in the portfolio, based on amounts outstanding at fair value, were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 37% were at fixed rates. In addition, at December 31, 2007, approximately 28% of the loan portfolio has floors of between 1.50% and 3.0% on the LIBOR base index. The Company’s loans generally have stated maturities at origination that range from four to eight years. Customers typically pay an origination fee based on a percentage of the commitment amount. They also often pay a fee based on any undrawn commitments.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

When one of the Company’s loans becomes more than 90 days past due, or if the Company otherwise does not expect the customer to be able to service its debt and other obligations, the Company will, as a general matter, place the loan on non-accrual status and will generally cease recognizing interest income on that loan until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. However, the Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. The following table summarizes our loans greater than 90 days past due and loans on non-accrual status, at fair value, at December 31, 2007 and 2006:

	December 31, 2007			December 31, 2006
	Fair Value	% of Loan Portfolio	% of Total Portfolio	Fair Value	% of Loan Portfolio	% of Total Portfolio
Loans greater than 90 days past due
On non-accrual status	$50	—%	—%	$20,129	2.21%	1.60%
Not on non-accrual status	—	—	—	1,798	0.20	0.14

Total loans greater than 90 days past due	$50	—%	—%	$21,927	2.41%	1.74%

Loans on non-accrual status
0 to 90 days past due	$68,739	6.58%	4.42%	$15,259	1.68%	1.21%
Greater than 90 days past due	50	—	—	20,129	2.21	1.60

Total loans on non-accrual status	$68,789	6.58%	4.42%	$35,388	3.89%	2.81%

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

Set forth below are tables showing the composition of MCG’s portfolio by industry (excluding unearned income) at cost and fair value as of December 31, 2007 and 2006:

	December 31, 2007		December 31, 2006
	Investments at Cost	Percentage of Total Portfolio	Investments at Cost	Percentage of Total Portfolio
Telecommunications—CLEC (competitive local exchange carriers)	$325,069	20.6%	$280,394	22.6%
Other Communications	40,139	2.5	81,605	6.6
Healthcare	141,034	9.0	112,536	9.1
Cable	111,732	7.1	38,711	3.1
Business Services	89,012	5.7	51,765	4.2
Broadcasting	88,640	5.6	38,440	3.1
Plastic Products	79,278	5.0	60,052	4.9
Food Services	74,851	4.8	21,204	1.7
Publishing	65,604	4.2	71,623	5.8
Logistics	62,017	3.9	—	—
Laboratory Instruments	54,071	3.4	57,868	4.6
Home Furnishings	52,842	3.4	53,696	4.3
Entertainment	51,893	3.3	41,464	3.3
Electronics	40,187	2.6	24,682	2.0
Consumer Products	38,272	2.4	19,158	1.5
Information Services	35,025	2.2	48,379	3.9
Auto Parts	34,660	2.2	16,997	1.4
Sporting Goods	31,537	2.0	26,920	2.2
Education	24,038	1.5	26,740	2.1
Other Media	21,095	1.3	22,497	1.8
Leisure Activities	13,703	0.9	14,314	1.2
Newspaper	12,720	0.8	89,760	7.2
Technology	8,445	0.5	19,430	1.6
Other (a)	79,344	5.1	24,470	1.8

	$1,575,208	100.0%	$1,242,705	100.0%

(a)	No individual industry within this category exceeds 1%.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

	December 31, 2007		December 31, 2006
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Telecommunications—CLEC (competitive local exchange carriers)	$256,826	16.5%	$274,108	21.8%
Other Communications	40,056	2.6	83,988	6.7
Healthcare	137,362	8.8	112,088	8.9
Cable	115,673	7.4	38,711	3.1
Broadcasting	88,757	5.7	39,851	3.2
Business Services	87,880	5.7	51,230	4.1
Plastic Products	81,473	5.2	60,007	4.8
Food Services	79,980	5.1	21,204	1.7
Logistics	70,369	4.5	—	—
Publishing	60,180	3.9	68,020	5.4
Laboratory Instruments	54,866	3.5	58,402	4.6
Home Furnishings	49,841	3.2	52,512	4.2
Sporting Goods	47,100	3.0	26,920	2.1
Entertainment	43,066	2.8	41,464	3.3
Electronics	40,819	2.6	24,834	2.0
Consumer Products	38,467	2.5	19,353	1.5
Information Services	37,722	2.4	47,440	3.8
Auto Parts	34,692	2.2	17,198	1.4
Technology	34,067	2.2	36,188	2.9
Education	32,230	2.1	30,987	2.5
Other Media	20,260	1.3	24,110	1.9
Leisure Activities	13,703	0.9	14,314	1.1
Newspaper	12,720	0.8	90,640	7.2
Other (a)	77,788	5.1	24,043	1.8

	$1,555,897	100.0%	$1,257,612	100.0%

(a)	No individual industry within this category exceeds 1%.

The Company has issued two call options on its investments. On June 30, 2005, the Company issued a call to Metropolitan Telecommunications Holding Company (“MetTel”) for $575 giving MetTel the right to acquire the remaining warrants to acquire MetTel stock held by the Company for $5,750. The call option issued to MetTel expired unexercised on March 31, 2006. On July 31, 2006, in connection with the sale of 50.1% of the ownership of Crystal Media Network, LLC (“CMN”) to a private investor, the Company issued an option to the private investor to acquire an additional 10% of the ownership of CMN from the Company for $110. The option to acquire 10% of CMN expires January 31, 2008 if not exercised prior to that date and is outstanding as of December 31, 2007. These call options are included in other liabilities at fair value on the Company’s consolidated balance sheets. The following table summarizes the call options issued for the years ended December 31, 2007 and 2006:

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Cost	Fair Value	Cost	Fair Value
Call options outstanding at the beginning of the period	$—	$—	$575	$575
Call options written	—	—	—	—
Call options closed	—	—	—	—
Call options expired	—	—	(575)	(575)
Call options exercised	—	—	—	—
Change in fair value of call options	—	419	—	—

Call options outstanding at the end of the period	$—	$419	$—	$—

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

In addition, one put option granted by the Company was outstanding at December 31, 2007. During 2007, the Company granted a put option to a private equity firm to put an additional 34% of the common stock of Total Sleep Holdings, Inc. to the Company for a price of $1,000. This put option expires April 30, 2009 if not exercised prior to that date. This put option is included in other liabilities at fair value on the company’s consolidated balance sheets. The following table summarizes put options granted for the year ended December 31, 2007:

Year Ended December 31, 2007
	Cost	Fair Value
Put options outstanding at the beginning of the period	$—	$—
Put options granted	1,000	1,000
Put options closed	—	—
Put options expired	—	—
Put options exercised	—	—
Change in fair value of put options	—	—

Put options outstanding at the end of the period	$1,000	$1,000

Note 3—Borrowings

The following is a summary of the borrowings for the years ended December 31, 2007, and 2006:

		December 31, 2007		December 31, 2006
	Maturity Date	Facility amount	Amount outstanding	Facility amount	Amount outstanding
Unsecured Notes	October 2010	$50,000	$50,000	$50,000	$50,000
Unsecured Notes	October 2012	25,000	25,000	—	—
Commercial Loan Trust 2006-2	February 2008 (a)	200,000	136,422	200,000	84,040
Commercial Loan Funding Trust Facility	November 2010 (b)	—	—	250,000	83,943
Class A Variable Funding Certificate		218,750	113,213	—	—
Class B Variable Funding Certificate		31,250	8,300	—	—
Term Securitizations	April 2018
Series 2006-1 Class A-1 Notes		106,250	106,250	106,250	106,250
Series 2006-1 Class A-2 Notes		50,000	45,100	50,000	11,400
Series 2006-1 Class A-3 Notes		85,000	85,000	85,000	35,000
Series 2006-1 Class B Notes		58,750	58,750	58,750	58,750
Series 2006-1 Class C Notes		45,000	45,000	45,000	45,000
Series 2006-1 Class D Notes		47,500	47,500	47,500	47,500
Revolving Unsecured Credit Facility	June 2008	100,000	30,500	100,000	—

Total		$1,017,500	$751,035	$992,500	$521,883

(a)	Amended in February 2008 to extend the maturity date to August 31, 2008. See Note 13, Subsequent Events, for further discussion of this facility.
(b)	Renewable at lender’s discretion each July.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

All of the Company’s debt facilities, except the Revolving Unsecured Credit Facility and the Unsecured Notes, are funded through the Company’s bankruptcy remote, special purpose, wholly owned subsidiaries and, therefore, the assets of these subsidiaries may not be available to the Company’s creditors. In some cases, advances under the Company’s debt facilities are subject to certain other covenants, including having sufficient levels of collateral and various restrictions on which loans the Company may leverage as collateral. The Company borrows directly, as well as indirectly, through credit facilities maintained by its subsidiaries. Some of the Company’s debt facilities contain cross-default provisions, whereby a default under one of the Company’s debt facilities could constitute a default under other debt facilities.

Unsecured Notes.    On October 11, 2005, the Company issued $50,000 of investment grade five-year unsecured notes in a private placement. The notes were rated “BBB-” by Fitch Ratings, Inc. and have a fixed interest rate of 6.73% per year payable semi-annually. Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”) acted as the placement agent for the issuance.

On October 3, 2007, the Company issued $25,000 of long-term unsecured notes in a private placement. The notes have a five-year term and a fixed interest rate of 6.71% per annum paid semi-annually. The interest rate is subject to possible adjustment in the future. The purchasers of the new notes are also holders of the Company’s notes issued in the $50,000 private placement which was completed in 2005.

Commercial Loan Trust 2006-2.    On May 2, 2006 the Company established, through MCG Commercial Loan Trust 2006-2, a $200,000 warehouse credit facility with Merrill Lynch Capital Corp. The warehouse credit facility allows MCG Commercial Loan Trust 2006-2 to acquire up to $250,000 of commercial loans with borrowings of up to $200,000 subject to certain covenants, concentration limitations and other restrictions. The warehouse credit facility is primarily secured by the assets of MCG Commercial Loan Trust 2006-2, including the commercial loans purchased by the trust from the Company. Under the terms of the credit and warehouse agreement, the loans may be senior secured loans, second lien loans or unsecured loans, as defined in the agreement, subject to certain limitations. Up to 60% of the collateral in this warehouse facility may be non-senior secured loans, and the remaining 40% must be senior secured loans.

The Company uses this facility to fund the origination of loans that will collateralize a future term securitization. On October 23, 2007, the Company entered into the first amendment to its Commercial Loan Trust 2006-2 warehouse credit facility with Merrill Lynch Capital Corp. Pursuant to this amendment, the maturity date for the facility was extended from November 30, 2007 through February 29, 2008. In addition, the advance rate was reduced from 80% to 75% of the value of the commercial loans purchased by the trust. As of December 31, 2007 the Company had $136,422 outstanding under this facility. See Note 13, Subsequent Events, for further discussion of this facility including amendments made subsequent to December 31, 2007.

MCG Commercial Loan Funding Trust.    The Company has, through MCG Commercial Loan Funding Trust, a $250,000 warehouse financing facility funded through Three Pillars Funding LLC, an asset-backed commercial paper conduit administered by SunTrust Capital Markets, Inc. The warehouse financing facility operates like a revolving credit facility that is primarily secured by the assets of MCG Commercial Loan Funding Trust, including commercial loans sold by the Company to the trust. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, term, average life, investment rating, agency rating and industry diversity requirements. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the facility. This facility is funded through two separate Variable Funding Certificates, or VFCs, a $218,750 Class A VFC and a

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

$31,250 Class B VFC. Advances under the Class A VFC may be up to 70% of eligible collateral. Advances under the Class B VFC may be up to 10% of eligible collateral. The facility is scheduled to terminate on November 4, 2010, but is subject to annual renewal and may be extended under certain circumstances.

In July 2007, the Company amended the Commercial Loan Funding Trust Facility. Pursuant to this amendment, the interest rates for Class A advances and Class B advances were reduced to the commercial paper rate plus 0.75% and 1.50%, respectively, per annum from the commercial paper rate plus 0.95% and 1.75%, respectively, per annum. The Class A advances and Class B advances previously bore interest at the commercial paper rate plus 0.95% and 1.75%, respectively, per annum. As of December 31, 2007, the Company had $113,213 Class A VFC and $8,300 Class B VFC outstanding under this credit facility.

Commercial Loan Trust 2006-1.    On April 18, 2006, the Company completed a $500,000 debt securitization through MCG Commercial Loan Trust 2006-1, its wholly owned subsidiary. The 2006-1 Trust issued $106,250 of Class A-1 Notes rated AAA / Aaa, $50,000 of Class A-2 Notes rated AAA / Aaa, $85,000 of Class A-3 Notes rated AAA / Aaa, $58,750 of Class B Notes rated AA / Aa2, $45,000 of Class C Notes rated A / A2 and $47,500 of Class D Notes rated BBB / Baa2 as rated by Moody’s and S&P, respectively. The Series 2006-1 Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class B Notes, Class C Notes and Class D Notes bear interest of LIBOR plus 0.33%, 0.35%, 0.33%, 0.58%, 1.05% and 2.25%, respectively.

The Company retains all of the equity in the securitization. The securitization includes a reinvestment period of five years, during which principal collections received on the underlying collateral may be used to purchase new collateral from the Company. Under the terms of the securitization, up to 55% of the collateral may be non-senior secured commercial loans and the remaining 45% must be senior secured commercial loans.

The Class A-1, Class B, Class C and Class D Notes are term notes. The Class A-2 Notes are a revolving class of secured notes and have a revolving period of five years. The Class A-3 Notes are a delayed draw class of secured notes, which were drawn in full during April 2007. All of the notes are secured by the assets of MCG Commercial Loan Trust 2006-1, including commercial loans totaling $482,452 as of December 31, 2007, which were purchased by the trust from the Company. Additional commercial loans will be purchased by the trust from the Company primarily using the proceeds from the Class A-2 revolving notes. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements. As of December 31, 2007, a total of $387,600 of these notes were outstanding.

Revolving Unsecured Credit Facility.    This facility is a $100,000 unsecured revolving credit facility established with HVB. The facility allows for additional lenders with HVB acting as the agent. The $100,000 commitment is maintained by four lenders. HVB, Chevy Chase Bank, Sovereign Bank, and Royal Bank of Canada maintain commitments of $50,000, $10,000, $15,000, and $25,000, respectively. Advances under this credit facility bear interest at LIBOR plus 2.00%, the prime rate plus 0.50%, or the Federal Funds rate plus 2.25%, and there is a commitment fee of 0.25% per annum on undrawn amounts. The credit facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum stockholders’ equity, minimum asset coverage ratio, minimum cash net operating income, and a minimum ratio of earnings before interest and taxes to interest expense. The credit facility also contains customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, change of management, and material adverse change. The maturity date of this facility is June 4, 2008. As of December 31, 2007 the Company had $30,500 outstanding under this credit facility. See Note 13, Subsequent Events, for further discussion of this facility including amendments made subsequent to December 31, 2007.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

SBIC Leverage.    On December 13, 2004, the Company formed a wholly owned subsidiary, Solutions Capital I, LP. Solutions Capital I, LP has received a license from the United States Small Business Administration (“SBA”) to operate as a small business investment company (“SBIC”) under the Small Business Investment Act of 1958, as amended. The license allows Solutions Capital I to borrow up to $100,000 in funds which can be used to provide debt and equity capital to qualifying small businesses. Additionally, the Company has applied for exemptive relief from the SEC similar to relief that has been granted to other business development companies, to permit us to exclude debt issued by the SBA to Solutions Capital I, LP from our consolidated asset coverage ratio, which will enable us to fund more investments with debt capital. There can be no assurance that we will receive the exemptive relief from the SEC. The Company intends to seek up to $130,600 in leverage from the SBA, which is subject to SBA approval. The SBIC debt, once drawn, has an interim rate of LIBOR plus 30 basis points. The rate becomes fixed at the time of SBA pooling, which is within six months of funding, and is set to the 10 year treasury rate at the time plus a spread and an annual SBA charge, which taken together currently approximate 175 basis points.

Repayments based on the contractual principal collections of the loans which comprise the collateral are as follows:

2008	$166,922
2009	—
2010	171,513
2011	—
2012	25,000
Thereafter	387,600

Total	$751,035

Actual repayments could differ significantly due to prepayments by our borrowers and modifications of our borrowers’ existing loan agreements.

Borrowings outstanding, by interest rate benchmark, as of December 31, 2007 and December 31, 2006 were as follows:

	December 31, 2007	December 31, 2006
LIBOR	$554,522	$387,940
Commercial paper rate	121,513	83,943
Fixed Rate	75,000	50,000

	$751,035	$521,883

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

Note 4—Capital Stock

MCG has one class of common stock and one class of preferred stock authorized. The Company’s board of directors is authorized to provide for the issuance of shares of preferred stock in one or more series, to establish the number of shares to be included in each such series, and to fix the designations, voting powers, preferences, and rights of the shares of each such series, and any qualifications, limitations or restrictions thereof subject to the 1940 Act.

In 2007, MCG raised $94,504 of net proceeds by selling 6,000 shares of newly issued common stock. In 2006, MCG raised $68,642 of net proceeds by selling 4,600 shares of newly issued common stock.

The following table summarizes MCG’s distributions declared since January 1, 2006:

Date Declared	Record Date	Payment Date	Amount
February 22, 2008	March 12, 2008	April 29, 2008	$0.44
October 25, 2007	November 21, 2007	January 30, 2008	0.44
July 26, 2007	August 23, 2007	October 30, 2007	0.44
April 17, 2007	May 24, 2007	July 30, 2007	0.44
February 15, 2007	March 15, 2007	April 27, 2007	0.44
October 26, 2006	November 22, 2006	January 30, 2007	0.42
July 27, 2006	August 24, 2006	October 30, 2006	0.42
April 27, 2006	May 25, 2006	July 28, 2006	0.42

A return of capital for federal income tax purposes, which MCG calls a tax return of capital, of $0.00 per share, $0.67 per share and $0.22 per share occurred with respect to the fiscal years ended December 31, 2007, 2006 and 2005, respectively. Each year a statement on Form 1099-DIV identifying the source of the dividend (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to MCG’s stockholders. To the extent MCG’s taxable earnings fall below the total amount of MCG’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to MCG’s stockholders. See “Note 6 – Income Taxes” for further discussion.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

Note 5—Employee Benefit Plans

MCG sponsors a contributory savings plan (“The Plan”). The Plan allows all full-time and part-time employees who work at least one thousand hours per year to participate beginning on the first day of the calendar quarter following an employee’s date of hire. MCG matches a portion of the contribution made by employees, which is based upon a percent of defined compensation, to the savings plan. Expenses related to the Plan were $268, $236, and $265 for the years ended December 31, 2007, 2006, and 2005, respectively.

MCG has created a deferred compensation plan for certain executives that allows them to defer a portion of their salary and bonuses to an unfunded deferred compensation plan managed by MCG. Contributions to the plan earn interest at a rate of 2.00% over MCG’s internal cost of funds rate, as defined by the plan. Expenses related to the Plan were $51, $46, and $56 for the years ended December 31, 2007, 2006, and 2005, respectively.

Note 6—Income Taxes

Through December 31, 2001 the Company was taxed under Subchapter C of the Internal Revenue Code. Effective January 1, 2002 the Company elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. The Company’s taxable income therefore generally will not be subject to Federal taxation to the extent such taxable income is distributed to stockholders and the Company annually meets certain qualification and minimum distribution requirements. During the years ended December 31, 2007 and 2006, the Company recorded a tax provision of approximately $2,395 and $2,712, respectively. This tax provision is primarily related to unrealized gains on the Company’s investments.

Deferred income taxes subsequent to conversion to a business development company reflect taxes on built-in gains on equity investments, which amounted to $185, $377, and $377 at December 31, 2007, 2006, and 2005, respectively.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains and losses realized for financial reporting purposes may differ from gains and losses included in taxable income due to the accrued dividends on preferred stock which increases the book basis but not tax basis of the Company’s investments.

In December 2007, the Company received an examination report from the Internal Revenue Service, or IRS, related to their audit of the Company’s tax returns for the 2004 and 2005 tax years. The IRS has proposed changes to certain deductions made by the Company for those years, most of which are related to the timing of certain realized losses in the portfolio. The Company is in the process of appealing the proposed changes, and the Company currently believes that it is more likely than not that the Company’s appeal will be successful. There can be no assurance that the Company’s appeal will be successful with respect to any or all of the changes proposed by the IRS. If the Company is not successful appealing the adjustments proposed by the IRS, the Company could be subject to penalties and interest of up to approximately $12,000.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, capital gains, or a combination thereof. Distributions paid per common share for the years ended December 31, 2007, 2006, and 2005 were taxable as follows:

	2007		2006		2005
Dividends declared during the year	$1.76		$1.68		$1.68
Dividends declared in 2004 but treated as taxable in 2005 as required by the Internal Revenue Code	—		—		0.42
Dividends declared in 2005 but treated as taxable in 2006 as required by the Internal Revenue Code	—		0.42		(0.42)
Dividends declared in 2006 but treated as taxable in 2007 as required by the Internal Revenue Code	0.42		(0.42)		—
Dividends declared in 2007 but treated as taxable in 2008 as required by the Internal Revenue Code	(0.44)		—		—

Dividends paid for tax purposes	$1.74		$1.68		$1.68

Ordinary income (a)	1.52	87.4%	1.01	60.1%	1.31	78.0%
Long term capital gains (a)	0.22	12.6	—	—	0.15	9.0
Return of capital (b)	—	—	0.67	39.9	0.22	13.0

Total reported on tax Form 1099-DIV	$1.74	100.0%	$1.68	100.0%	$1.68	100.0%

(a)	For 2007, 2006 and 2005, ordinary income is reported on Form 1099-DIV as either qualified or non-qualified and long term capital gains are reported on Form 1099-DIV in various sub-categories which have differing tax treatments to shareholders. Those subcategories have not been shown here.
(b)	Return of capital refers to those amounts reported as nontaxable distributions on Form 1099-DIV.

On a tax basis, distributions to stockholders in 2007 were $92,476 of ordinary income and $13,362 of long term capital gains, and in 2006 were $53,020 of ordinary income and $35,204 of return of capital.

The following table is a reconciliation of GAAP net income to taxable net income for the years ended December 31, 2007 and 2006:

(dollars in thousands)	2007	2006
Net income	$86,636	$100,949
Net gain of subsidiary not consolidated for tax purposes	(12,186)	—
Net change in unrealized depreciation (appreciation) on investments not taxable until realized	34,637	(34,604)
Timing difference related to deductibility of long- term incentive compensation	4,207	2,468
Interest income on nonaccrual loans that is taxable	17,040	3,612
Dividend income accrued for GAAP purposes which is not yet taxable	(49,390)	(23,861)
Distributions from taxable subsidiaries	24,395	2,249
Federal tax expense	1,864	2,661
Other, net	(1,051)	(93)

Taxable income before deductions for distributions	$106,152	$53,381

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

Note 7—Commitments and Contingencies

MCG is party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of customers. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. MCG attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

Commitments to extend credit include the unused portions of commitments that obligate the Company to extend credit in the form of loans, participations in loans or similar transactions. Commitments to extend credit would also include loan proceeds the Company is obligated to advance, such as loan draws, rotating or revolving credit arrangements, or similar transactions. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee by the counterparty. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

The balance of unused commitments to extend credit was $85,381 and $71,581 at December 31, 2007 and 2006, respectively. The estimated fair value of these commitments reflects the amount MCG would have to pay a counterparty to assume these obligations and was $427 and $358 at December 31, 2007 and 2006, respectively. These amounts were estimated as the amount of fees currently charged to enter into similar agreements, taking into account the present creditworthiness of the counterparties.

From time to time, the Company provides guarantees or standby letters of credit on behalf of its portfolio companies. As of December 31, 2007 and 2006, the Company had guarantees and standby letters of credit of approximately $7,530 and $9,480, respectively.

Certain premises are leased under agreements which expire at various dates through 2013. Total rent expense amounted to $1,685, $1,541, and $1,758 during the years ended December 31, 2007, 2006, and 2005, respectively.

Future minimum rental commitments as of December 31, 2007 for all non-cancelable operating leases with initial or remaining terms of one year or more were as follows:

2008	$2,023
2009	2,091
2010	2,160
2011	2,092
2012	2,165
Thereafter	284

Total	$10,815

The Company is also a party to certain legal proceedings incidental to the normal course of its business including the enforcement of its rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these proceedings will have a material effect upon the Company’s financial condition or results of operations.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

Note 8—Concentrations of Investment Risk

At December 31, 2007, the Company’s ten largest customers represented approximately 39.9% of the total fair value of the Company’s investments and accounted for approximately 38.0% of the Company’s total revenue during the year ended December 31, 2007. At December 31, 2007, approximately 19.1% of the Company’s portfolio at fair value was invested in companies in the communications industry, of which 16.5% were in competitive local exchange carriers, or CLECs. The Company’s remaining investments in the communications industry include telecommunications tower companies, rural local exchange carriers, Internet service providers, wireless companies and security alarm companies. Two of the Company’s customers, which the Company controls, Broadview Networks Holdings, Inc. (“Broadview”) and Cleartel Communications, Inc. (“Cleartel”) are CLEC’s.

Broadview, a CLEC serving primarily business customers, is the Company’s largest portfolio investment, in which the Company holds preferred stock with an aggregate fair value of $189,537 at December 31, 2007. The Company’s Broadview investment represented approximately 12.2% of the fair value of the Company’s total investments at December 31, 2007 compared to 12.7% of the fair value of the Company’s total investments at December 31, 2006. Additionally, the Company’s investment in Broadview accounted for $29.8 million, or 15.9%, of the Company’s total revenue for the year ended December 31, 2007 compared to $22.3 million, or 14.5%, of the Company’s total revenue for the year ended December 31, 2006.

The Company’s investment in Broadview entitles MCG to total preferred claims of approximately $266.9 million, prior to any claims by common shareholders. The Company is also entitled to accumulating dividends on the Company’s preferred stock investment, which accumulate and compound quarterly at an annual rate of 12% on $266.9 million but are not payable in cash on a current basis. Because accumulating dividends are typically not considered as part of taxable income until they are received in cash, it is possible that the Company’s GAAP earnings may exceed the Company’s taxable earnings by a significant amount until such time as this investment is liquidated.

In December 2007, Broadview filed a registration statement on Form S-1 to register shares for an initial public offering (“IPO”) of equity securities. In the event Broadview is successful with their IPO, MCG will be required to convert its yielding preferred stock, which represents an ownership interest of approximately 46% on an as-if-converted basis, into non-yielding common stock. This would materially reduce the Company’s dividend income from historical levels. In connection with an IPO by Broadview, MCG may sell a portion of its investment in Broadview, which could result in significant liquidity for MCG.

The Company’s ability to recognize income from the Company’s preferred stock investment in Broadview in future periods and the fair value of the Company’s preferred stock investment in Broadview will be dependent on the financial and operational performance of Broadview. In the event that the financial and operational performance of Broadview does not support the full recognition of income on the Company’s preferred stock investment, the Company’s dividend income could be materially reduced from historical levels.

At December 31, 2007, the Company’s Cleartel investment represented approximately 1.7% of the fair value of its total investments compared to 5.8% of the fair value of its total investments at December 31, 2006. The Company’s Cleartel investment represented a smaller portion of its total investments as a result of unrealized depreciation of $63,500 recorded on the Cleartel investment during 2007. Additionally, the Company’s investment in Cleartel accounted for zero of its total revenue for the year ended December 31, 2007, compared to $7,473, or 4.8%, of its total revenue for the year ended December 31, 2006. Cleartel was on non-accrual status during 2007.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

Note 9—Share Based Compensation

Prior to January 1, 2006, the Company accounted for share based compensation in accordance with Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees.” Effective January 1, 2006, the Company adopted the FASB Statement No. 123 (revised 2004), “Share-Based Payment,” (“SFAS No. 123R”) using the modified prospective method. The adoption of SFAS No. 123R did not impact the Company’s net operating income before investment gains and losses, net income, cash flows from operations, cash flows from financing activities, or basic and diluted earnings per share. Effective January 1, 2006, unearned compensation amounts previously recorded as a separate component of equity on the Company’s balance sheet are included in paid-in capital.

In accordance with FAS 123R, the Company recognizes compensation cost related to share based awards for which forfeiture provisions are expected to lapse. The Company uses its historical forfeiture rate as a basis for its estimate of awards for which forfeiture provisions will lapse. The grant date is generally the date on which MCG and the employee reach a mutual understanding of the key terms and conditions of a share based award. The grant date fair value of the restricted share awards is based on the closing price of the Company’s common stock as reported on the NASDAQ Global Select Market on that date. For those awards subject to service conditions, the Company uses the straight line method over the entire service period. During June 2006, the 2006 Employee Restricted Stock Plan (“2006 Plan”) was approved by the Company’s shareholders. The Company may issue up to 3,500 shares under the 2006 Plan. Awards granted under the 2006 Plan may be subject to service, performance, or market conditions as specified in the award agreements.

In 2001, MCG terminated its stock option plan and the option grants made thereunder. In connection with the termination of its stock option plan, MCG issued approximately 1,540 shares of restricted stock, for which forfeiture provisions have not lapsed with respect to approximately 9 as of December 31, 2007. During 2006, the Company granted 483 restricted shares under the 2006 Plan. Of these 483 restricted shares, forfeiture provisions lapsed with respect to 83 immediately upon issuance, and forfeiture provisions will lapse with respect to 300 on a quarterly basis from December 31, 2006 through December 31, 2009, subject to service conditions of continued employment with the Company, while forfeiture provisions will lapse with respect to the other 100 annually on September 1, 2007 and September 1, 2008, subject to service conditions of continued employment with the Company. Of the 483 restricted shares granted in 2006, forfeiture provisions have not lapsed on approximately 385 at December 31, 2007.

During the year ended December 31, 2007 the Company granted approximately 936 restricted shares under the 2006 Employee Restricted Stock Plan. The forfeiture provisions will lapse quarterly with respect to 836 of these restricted shares though September 30, 2011. The remaining 100 of these restricted shares are subject to both time-and performance-based forfeiture provisions that lapse annually through February 28, 2008. During the year ended December 31, 2007, approximately 12 restricted shares were forfeited.

During the years ended December 31, 2007 and 2006, the Company recognized compensation expense related to share-based awards in the amount of $9,277 and $4,514, respectively. Included in this amount are dividends of approximately $253 and $1,045 that were paid on shares securing non-recourse employee loans. At December 31, 2007, all the restricted share awards for which forfeiture provisions have not lapsed carried non-forfeitable dividend rights to the holder of the restricted shares. Dividends paid on restricted shares for which forfeiture provisions are expected to lapse are charged to retained earnings while dividends paid on restricted shares for which forfeiture provisions are not expected to lapse are charged to compensation expense. During the year ended December 31, 2007, no dividends paid on restricted stock for which forfeiture provisions

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

have not lapsed were charged to compensation expense as forfeiture provisions are expected to lapse with respect to all such shares. At December 31, 2007, total unrecognized compensation cost related to restricted stock granted to employees was approximately $15,493 and is expected to be recognized over a weighted average remaining requisite service period of approximately 2.4 years.

Non-Employee Director Share Based Compensation

During June 2006, the 2006 Non-Employee Director Restricted Stock Plan (“2006 Non-Employee Plan”) was approved by the Company’s shareholders. The Company may issue up to 100 shares under the 2006 Non-Employee Plan. During the years ended December 31, 2007 and 2006, the Company granted 20 and 25, respectively, restricted shares under the 2006 Non-Employee Plan to certain non-employee directors. Forfeiture provisions will lapse with respect to these restricted shares annually each March 31 from 2007 to 2009. This compensation cost is considered part of the general compensation to these non-employee directors and, therefore, is included as a component of general and administrative expenses on the Company’s Consolidated Statement of Operations for the years ended December 31, 2007 and 2006. At December 31, 2007, total unrecognized compensation cost related to restricted stock granted to non-employee directors was approximately $371 and is expected to be recognized over a weighted average remaining requisite service period of approximately 2.3 years.

The following table summarizes the Company’s restricted stock award activity during the year ended December 31, 2007:

	Shares	Weighted Average Grant Date Fair Value per Share
Subject to forfeiture provisions at December 31, 2006	458	$16.50
Granted	956	19.55
Not subject to forfeiture provisions	(464)	15.08
Forfeited	(22)	19.45

Subject to forfeiture provisions at December 31, 2007	928	$18.65

Note 10—Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per common share for the years ended December 31, 2007, 2006, and 2005:

	Year Ended December 31,
	2007	2006	2005
Basic
Net income	$86,636	$100,949	$68,193
Weighted average common shares outstanding	61,310	54,227	48,109
Earnings per common share-basic	$1.41	$1.86	$1.42
Diluted
Net income	$86,636	$100,949	$68,193
Weighted average common shares outstanding	61,310	54,227	48,109
Dilutive effect of stock options and restricted stock on which forfeiture provisions have not lapsed	9	37	22

Weighted average common shares and common stock equivalents	61,319	54,264	48,131
Earnings per common share-diluted	$1.41	$1.86	$1.42

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

For purposes of calculating earnings per common share, shares of restricted common stock for which forfeiture provisions have not lapsed and are solely based on passage of time are included in diluted earnings per common share based on the treasury stock method. Shares of restricted common stock for which forfeiture provisions have not lapsed and are based on performance criteria are included in diluted earnings per common share when it becomes probable such criteria will be met and is calculated using the treasury stock method.

Note 11—Selected Quarterly Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the eight quarters ended with the quarter ended December 31, 2007. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2007
	Qtr 1	Qtr 2	Qtr 3	Qtr 4
Revenue	$40,142	$50,188	$47,082	$49,707
Net operating income before investment gains and losses	20,046	28,494	24,248	29,130
Net income (loss)	30,454	38,046	23,019	(4,883)
Earnings (loss) per common share—basic and diluted	$0.52	$0.63	$0.37	$(0.08)

	2006
	Qtr 1	Qtr 2	Qtr 3	Qtr 4
Revenue	$37,637	$35,270	$40,864	$40,622
Net operating income before investment gains and losses	20,764	18,885	20,064	23,931
Net income	26,402	22,910	22,116	29,521
Earnings per common share—basic and diluted	$0.50	$0.43	$0.42	$0.52

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

Note 12—Financial Highlights

Following is a schedule of financial highlights for the years ended December 31, 2007, 2006, 2005, 2004 and 2003:

	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net asset value at beginning of period (a)	$12.83	$12.48	$12.22	$11.98	$11.56
Net operating income before investment gains and losses (b)	1.66	1.54	1.26	1.10	1.45
Net realized gains (losses) on investments (b)	0.35	(0.27)	0.19	(0.20)	(0.60)
Net change in unrealized appreciation (depreciation) on investments (b)	(0.56)	0.64	(0.03)	0.26	0.43
Income tax provision	(0.04)	(0.05)	—	—	—

Net income	1.41	1.86	1.42	1.16	1.28
Distributions from net investment income	(1.41)	(1.01)	(1.27)	(1.15)	(1.40)
Distributions from capital gains	(0.35)	—	(0.19)	—	—
Distributions from return of capital	—	(0.67)	(0.22)	(0.53)	(0.25)
Effect on distributions of stock offerings after record dates (c)	0.02	0.12	0.16	0.10	0.23
Effect of distributions recorded as compensation expense (b)	—	0.02	0.04	0.06	0.06

Net decrease in stockholders’ equity resulting from distributions	(1.74)	(1.54)	(1.48)	(1.52)	(1.36)
Net increase in shareholders’ equity resulting from reduction in employee loans	—	0.05	0.02	0.01	0.01
Issuance of shares	2.91	2.45	2.35	3.13	3.06
Dilutive effect of share issuances, issuance of restricted stock and restricted stock subject to forfeiture provisions (d)	(2.83)	(2.54)	(2.14)	(2.77)	(2.68)
Net increase in stockholders’ equity from restricted stock amortization (b)	0.15	0.07	0.09	0.23	0.11

Net increase in stockholders’ equity relating to share issuances	0.23	0.03	0.32	0.60	0.50

Net asset value at end of period (a)	$12.73	$12.83	$12.48	$12.22	$11.98

Per share market value at end of period	$11.59	$20.32	$14.59	$17.13	$19.59
Total return (e)	(34.30)%	50.79%	(5.02)%	(3.98)%	97.21%
Shares outstanding at end of period	65,587	58,694	53,372	45,342	38,732
Ratio/Supplemental Data:
Net assets at end of period	$834,689	$753,137	$666,087	$554,213	$463,950
Ratio of operating expenses to average net assets (annualized)	10.65%	10.40%	9.94%	9.43%	8.31%
Ratio of net operating income to average net assets (annualized)	12.74%	12.30%	10.19%	8.85%	11.95%

(a)	Based on total shares outstanding.
(b)	Based on average shares outstanding.
(c)	The effect on distributions of stock offerings after record dates represents the effect on net asset value of issuing additional shares after the record date of a distribution.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

(d)	The Dilutive effect of share issuances, issuance of restricted stock and restricted stock subject to forfeiture provision represents the effects of shares issued during the period and the lapsing of forfeiture provisions on restricted stock on earnings per share.
(e)	Total return equals the change in the ending market value over the beginning of period price per share plus dividends paid per share during the period, divided by the beginning price.

Note 13—Subsequent Events

On January 8, 2008, the Company amended its Revolving Credit Facility with Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”). Pursuant to this amendment, the aggregate revolving commitment amount under this credit facility was increased from $100,000 to $130,000, and an additional lender was added to this facility. Chevy Chase Bank increased its commitment from $10,000 to $15,000. HVB, Sovereign Bank and Royal Bank of Canada maintained their $50,000, $15,000 and $25,000 commitments, respectively. The additional $25,000 was committed by SunTrust Bank.

On February 12, 2008, the Company entered into the second amendment to its Commercial Loan Trust 2006-2 warehouse credit facility with Merrill Lynch Capital Corp. Pursuant to the amendment, the maturity date for the facility was extended from February 29, 2008 through August 31, 2008. In addition, the amendment provides for the reduction of the outstanding amount under the facility, with not more than $82,500 outstanding on April 21, 2008, not more than $55,000 outstanding on May 31, 2008, and not more than $27,500 outstanding on July 21, 2008, with the balance due on August 31, 2008. After February 29, 2008, the advance rate under the facility is reduced from 75% to 70% for non-senior loans but remains at 75% for senior loans, and the interest rate for advances increases from LIBOR plus 0.75% to LIBOR plus 1.5%. Additionally, MCG has paid a modification fee of $250 to Merrill Lynch Capital Corp.

Schedule 12-14

MCG Capital Corporation

Schedule of Investments in and Advances to Affiliates

		Year Ended December 31, 2007
Portfolio Company (in thousands)	Investment (1)	Amount of Interest or Dividends Credited to Income (5)	As of December 31, 2006 Fair Value	Gross Additions (2)	Gross Reductions (3)	As of December 31, 2007 Fair Value
Control Investments
Avenue Broadband LLC	Debt	$180	$—	$13,050	$—	$13,050
	Preferred Units	136	—	17,236	—	17,236
	Warrants to purchase Class B Common Stock	—	—	—	—	—
Broadview Networks Holdings, Inc.	Series A Preferred Stock	13,718	74,165	13,821	—	87,986
	Series A-1 Preferred Stock	16,057	85,597	15,954	—	101,551
	Class A Common Stock	—	—	—	—	—
Central Sun Media, Inc.	Class A Common Stock	—	—	75	—	75
	Class B Common Stock	—	—	—	—	—
Chesapeake Tower Holdings, LLC	Debt	47	400	—	—	400
	Preferred LLC Interest	—	3,139	—	—	3,139
	Class A Common LLC Interest	—	—	—	—	—
Cleartel Communications, Inc.	Debt (4)	—	71,962	19,952	(65,683)	26,231
	Series B Preferred Stock	—	612	35,346	(35,958)	—
	Common Stock	—	—	—	—	—
Coastal Sunbelt, LLC	Debt	2,417	—	31,996	(900)	31,096
	Preferred LLC Interest	704	—	18,248	(28)	18,220
	Warrants to purchase Class B Common Stock	—	—	—	—	—
Crystal Media Network, LLC	LLC Interest	—	547	2,094	—	2,641
GMC Television Broadcasting, LLC	Debt	2,291	—	36,800	(9,176)	27,624
	Class A Units	—	—	3,259	(3,259)	—
	Class B Voting Units	661	—	10,027	—	10,027
IntranMedia, LLC	Debt	1,250	12,000	400	(400)	12,000
	Preferred Units	433	8,661	2,149	(2,550)	8,260
JetBroadband Holdings, LLC	Debt	3,812	19,437	39,886	(35,180)	24,143
	Preferred Units	1,292	9,180	12,636	—	21,816
Jet Plastica Investors, LLC	Debt	3,887	26,159	535	(47)	26,647
	Preferred LLC Interest	2,471	30,893	10,237	(4,595)	36,535
JUPR Holdings, Inc.	Debt	464	5,349	300	(3,610)	2,039
	Series A Preferred Stock	1,908	10,000	2,908	—	12,908
	Common Stock	—	—	3,244	—	3,244
LMS Intellibound Investors, LLC	Debt	3,593	—	42,330	(1,539)	40,791
	Preferred Units	1,576	—	29,578	—	29,578
	Warrants to purchase Class B Common Stock	—	—	—	—	—
MTP Holding, LLC	Debt	312	27,266	742	(28,008)	—
	Preferred LLC Interest	29	2,438	—	(2,438)	—
	Common LLC Interest	—	5,213	—	(4,443)	770
National Product Services, Inc.	Debt (4)	4,278	15,400	4,369	(1,759)	18,010
	Common Stock	—	—	—	—	—
Orbitel Holdings, LLC	Debt	1,537	—	15,750	—	15,750
	Preferred LLC Interest	1,069	—	13,526	—	13,526
PremierGarage Holdings, LLC	Debt	1,088	10,700	—	(900)	9,800
	Preferred LLC Units	379	4,592	379	(288)	4,683
	Common LLC Units	—	—	1,419	(1,419)	—
RadioPharmacy Investors, LLC	Debt	2,156	16,258	284	—	16,542
	Preferred LLC Interest	602	10,657	457	(2,939)	8,175
Superior Industries Investors, LLC	Debt	2,392	14,083	3,588	—	17,671
	Preferred LLC Units	1,029	12,837	16,592	—	29,429
TNR Entertainment Corp.	Debt (4)	(373)	—	29,043	(1,282)	27,761
	Series A Preferred Stock	—	—	9,000	(5,827)	3,173
	Common Stock	—	—	—	—	—
	Warrants to purchase Common Stock	—	—	—	—	—
Total Sleep Holdings, Inc.	Debt	2,461	—	26,034	—	26,034
	Series A Preferred Stock	—	—	5,507	(5,283)	224
	Common Stock	—	—	—	—	—
Working Mother Media, Inc.	Debt (4)	—	11,546	350	(217)	11,679
	Class A Preferred Stock	—	5,019	782	(1,616)	4,185
	Class B Preferred Stock	—	—	—	—	—
	Class C Preferred Stock	—	—	—	—	—
	Common Stock	—	—	—	—	—
Income from Control Investments
disposed of during the year		7,331

Total Control Investments		$81,187				$764,649

		Year Ended December 31, 2007
Portfolio Company (in thousands)	Investment (1)	Amount of Interest or Dividends Credited to Income (5)	As of December 31, 2006 Fair Value	Gross Additions (2)	Gross Reductions (3)	As of December 31, 2007 Fair Value
Affiliate Investments
Advanced Sleep Concepts, Inc.	Debt	$1,769	$—	$12,077	$(525)	$11,552
	Common Stock	—	—	524	(225)	299
	Warrants to purchase Common Stock	—	—	348	(150)	198
Cherry Hill Holdings Inc.	Debt	1,602	12,122	2,360	(3,200)	11,282
	Series A Preferred Stock	75	775	75	—	850
Stratford School Holdings, Inc.	Debt	2,416	—	21,698	(1,881)	19,817
	Series A Convertible Preferred Stock	1,694	—	6,279	(870)	5,409
	Warrants to purchase Common Stock	—	—	1,850		1,850
Sunshine Media Delaware, LLC	Debt	2,101	12,281	118	(12,399)	—
	Class A LLC Interest	—	329	263	—	592
	Common Stock	—	—	610	—	610
TNR Entertainment Corp.	Debt	1,982	25,567	667	(26,234)	—
	Series A Preferred Stock	—	—	—	—	—
	Series D Preferred Stock	—	3,000	—	(3,000)	—
	Warrants to purchase Series D	—	—	—	—	—
Velocity Technology Enterprises, Inc.	Debt	930	—	22,000	(236)	21,764
	Series A Preferred Stock	—	—	1,500	—	1,500
XFone, Inc.	Common Stock	—	2,482	584	(369)	2,697
	Warrants to purchase Common Stock	—	—	—	—	—
Income from Affiliate Investments
disposed of during the year		884

Total Affiliate Investments		$13,453				$78,420

This schedule should be read in conjunction with the Company’s Consolidated Financial Statements, including the Consolidated Schedule of Investments and Note 2 to the Consolidated Financial Statements.

(1) Common stock, warrants, options, and equity interests are generally non-income producing and restricted. In some cases, preferred stock may also be non-income producing. The principal amount for debt and the number of shares of common stock and preferred stock is shown in the Consolidated Schedule of Investments as of December 31, 2007.

(2) Gross additions include increases in investments resulting from new portfolio company investments, paid-in-kind interest or dividends, the amortization of discounts and fees, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(3) Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(4) Debt is on non-accrual status at December 31, 2007, and is therefore considered non-income producing.

(5) Represents the total amount of interest or dividends credited to income for the portion of the year an investment was a control investment (more than 25% owned) or an affiliate investment (5% to 25% owned), respectively.

** Information related to the amount of equity in the net profit and loss for the period for the investments listed has not been included in this schedule. This information is not considered to be meaningful due to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated, nor are they accounted for under the equity method of accounting.

JPMorgan

SunTrust Robinson Humphrey

RBC Capital Markets

PART C—OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1. Financial Statements

The following financial statements of MCG Capital Corporation are included in Part A “Information Required in a Prospectus” of the Registration Statement:

MCG CAPITAL CORPORATION

2. Exhibits

a.	Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 filed with MCG Capital’s Current Report on Form 8-K filed on May 31, 2005).

b.	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 filed with MCG Capital’s Current Report on Form 8-K filed on March 28, 2005).

d.1

Specimen Common Stock Certificate (incorporated by reference to Exhibit d.1 to Pre-effective Amendment No. 2 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 1, 2001).

d.2

Third Amended and Restated Registration Rights Agreement by and among MCG Capital Corporation and certain stockholders (incorporated by reference to Exhibit 10.1 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

d.3**	Form of Subscription Certificate.

d.4**	Form of Notice of Guaranteed Delivery.

d.5**	Form of Subscription Agent Agreement.

d.6**	Form of Information Agent Agreement.

d.7**	Form of Notice to Stockholders.

d.8**	Form of Notice to Beneficial Stockholders of Common Stock.

d.9**	Form of Notice to Brokers, Banks and Other Nominees.

e.

Dividend Reinvestment Plan (incorporated by reference to Exhibit e to Pre-effective Amendment No. 2 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 1, 2001).

f.1

Sale and Servicing Agreement by and among MCG Capital Corporation, MCG Commercial Loan Funding Trust, Three Pillars Funding, LLC, SunTrust Capital Markets, Inc. and Wells Fargo Bank, National Association, dated as of November 10, 2004 (incorporated by reference to Exhibit f.37 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-121358) filed with the Securities and Exchange Commission on December 17, 2004).

f.2

Credit and Warehouse Agreement, dated as of April 21, 2005, among UBS AG, Stamford Branch, MCG Commercial Loan Trust 2005-1 and MCG Capital Corporation (incorporated by reference to Exhibit 10.71 filed with MCG Capital’s Form 10-Q for the quarter ended March 31, 2005).

f.3

Pledge, Security and Custody Agreement by and among MCG Commercial Loan Trust 2005-1, MCG Finance VI, LLC, MCG Capital Corporation, UBS AG, Stamford Branch, and Wells Fargo Bank, National Association, dated as of April 21, 2005 (incorporated by reference to Exhibit 10.72 filed with MCG Capital’s Form 10-Q for the quarter ended March 31, 2005).

f.4

Master Conveyance Assignment, dated as of April 21, 2005, among MCG Capital Corporation, MCG Finance VI, LLC, and MCG Commercial Loan Trust 2005-1 (incorporated by reference to Exhibit 10.73 filed with MCG Capital’s Form 10-Q for the quarter ended March 31, 2005).

f.5

First Amendment to Sale and Servicing Agreement by and among MCG Commercial Loan Funding Trust, MCG Capital Corporation, Three Pillars Funding LLC, SunTrust Capital Markets, Inc. and Wells Fargo Bank, National Association, dated as of May 2, 2005 (incorporated by reference to Exhibit 10.74 filed with MCG Capital’s Form 10-Q for the quarter ended March 31, 2005).

f.6

Credit and Warehouse Agreement, dated as of June 9, 2005, among Merrill Lynch Capital Corp., MCG Commercial Loan Trust 2005-2 and MCG Capital Corporation (incorporated by reference to Exhibit 99.1 filed with MCG Capital’s Current Report on Form 8-K filed on June 9, 2005).

f.7

Second Amendment to Sale and Servicing Agreement, dated as of July 29, 2005 among MCG Commercial Loan Funding Trust, MCG Capital Corporation, Three Pillars Funding LLC, SunTrust Capital Markets, Inc., and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 10.76 filed with MCG Capital’s Form 10-Q for the quarter ended June 30, 2005).

f.8

Amended and Restated Revolving Credit Agreement dated as of September 20, 2005 among MCG Capital Corporation, Bayerische Hypo-Und Vereinsbank, AG, New York Branch and Various Lenders (incorporated by reference to Exhibit 99.1 filed with MCG Capital’s Current Report on Form 8-K filed on September 21, 2005).

f.9	Note Purchase Agreement, dated October 11, 2005 (incorporated by reference to Exhibit 99.1 filed with MCG Capital’s Current Report on Form 8-K filed on October 12, 2005).

f.10

Third Amendment to Sale and Servicing Agreement, dated as of December 7, 2005 among MCG Commercial Loan Funding Trust, MCG Capital Corporation, Three Pillars Funding LLC, SunTrust Capital Markets, Inc., and Wells Fargo Bank, National Association (incorporated by reference Exhibit 99.1 filed with MCG Capital’s Current Report on Form 8-K filed on December 13, 2005).

f.11

Fourth Amendment to Sale and Servicing Agreement, dated as of April 17, 2006, among MCG Commercial Loan Funding Trust, MCG Capital Corporation, Three Pillars Funding LLC, SunTrust Capital Markets, Inc., and Wells Fargo, National Association (incorporated by reference to Exhibit f.23 filed with MCG Capital’s registration statement on Form N-2 [File No. 333-133669] filed with the Securities and Exchange Commission on May 1, 2006).

f.12

Indenture by and between MCG Commercial Loan Trust 2006-1 and Wells Fargo Bank, National Association, dated as of April 18, 2006 (incorporated by reference to Exhibit f.24 filed with MCG Capital’s registration statement on Form N-2 [File No. 333-133669] filed with the Securities and Exchange Commission on May 1, 2006).

f.13

Collateral Management Agreement, dated as of April 18, 2006, by and between MCG Commercial Loan Trust 2006-1 and MCG Capital Corporation (incorporated by reference to Exhibit f.25 filed with MCG Capital’s registration statement on Form N-2 [File No. 333-133669] filed with the Securities and Exchange Commission on May 1, 2006).

f.14

Class A-2 Note Purchase Agreement, dated as of April 18, 2006, among MCG Commercial Loan Trust 2006-1 and Wells Fargo Bank, National Association (incorporated by reference to Exhibit f.26 filed with MCG Capital’s registration statement on Form N-2 [File No. 333-133669] filed with the Securities and Exchange Commission on May 1, 2006).

f.15

Class A-3 Note Purchase Agreement, dated as of April 18, 2006, by and among MCG Commercial Loan Trust 2006-1, North Sea Funding Europe Asset Purchasing Company No. 1 B.V. and Wells Fargo Bank, National Association (incorporated by reference to Exhibit f.27 filed with MCG Capital’s registration statement on Form N-2 [File No. 333-133669] filed with the Securities and Exchange Commission on May 1, 2006).

f.16

Class A-3 Note Purchase Agreement, dated as of April 18, 2006 by and among MCG Commercial Loan Trust 2006-1, Barclays Bank PLC and Wells Fargo Bank, National Association (incorporated by reference to Exhibit f.28 filed with MCG Capital’s registration statement on Form N-2 [File No. 333-133669] filed with the Securities and Exchange Commission on May 1, 2006).

f.17

Credit and Warehouse Agreement, dated as of May 2, 2006, among Merrill Lynch Capital Corp., MCG Commercial Loan Trust 2006-2 and MCG Capital Corporation (incorporated by reference to Exhibit 10.60 filed with MCG Capital’s Form 10-Q for the quarter ended March 31, 2006).

f.18

Custody Agreement, dated as of May 2, 2006, among MCG Capital Corporation, MCG Finance VIII, LLC, MCG Commercial Loan Trust 2006-2, Wells Fargo Bank, National Association and Merrill Lynch Capital Corp. (incorporated by reference to Exhibit 10.61 filed with MCG Capital’s Form 10-Q for the quarter ended March 31, 2006).

f.19

Second Amended and Restated Revolving Credit Agreement dated as of June 19, 2006 among MCG Capital Corporation, Bayerische Hypo-Und Vereinsbank, AG, New York Branch and Various Lenders (incorporated by reference to Exhibit 99.1 filed with MCG Capital’s Current Report on Form 8-K filed on June 22, 2006).

f.20

Amendment No. 1 to the Second Amended and Restated Revolving Credit Agreement, dated as of August 7, 2006, by and among NCG Capital Corporation, Bayerische Hypo-Und Vereinsbank AG, New York Branch and various lenders (incorporated by reference to Exhibit 10.64 filed with MCG Capital’s Form 10-Q for the quarter ended June 30, 2006).

f.21

Third Amended and Restated Revolving Credit Agreement dated as of November 29, 2006 among MCG Capital Corporation, Bayerische Hypo Und Vereinsbank, AG, New York Branch and Various Lenders (incorporated by reference to Exhibit 99.1 filed with MCG Capital’s Current Report on Form 8-K filed on November 30, 2006).

f.22

Fifth Amendment to Sale and Servicing Agreement, dated as of February 1, 2007, among MCG Commercial Loan Funding Trust, MCG Capital Corporation, Three Pillars Funding LLC, SunTrust Capital Markets, Inc., and Wells Fargo, National Association (incorporated by reference to Exhibit 99.1 filed with MCG Capital’s Current Report on Form 8-K filed on February 1, 2007).

f.23

Sixth Amendment to Sale and Servicing Agreement, dated as of April 3, 2007, among MCG Commercial Loan Funding Trust, MCG Capital Corporation, Three Pillars Funding LLC, SunTrust Capital Markets, Inc., and Wells Fargo, National Association (incorporated by reference to Exhibit 99.1 filed with MCG Capital’s Current Report on Form 8-K filed on April 4, 2007).

f.24

Fourth Amended and Restated Revolving Credit Agreement dated as of June 6, 2007 among MCG Capital Corporation, Bayerische Hypo Und Vereinsbank, AG, New York Branch and Various Lenders (incorporated by reference to Exhibit 99.1 filed with MCG Capital’s Current Report on Form 8-K filed on June 11, 2007).

10.59

Seventh Amendment to Sale and Servicing Agreement, dated as of July 12, 2007, among MCG Commercial Loan Funding Trust, MCG Capital Corporation, Three Pillars Funding LLC, SunTrust Capital Markets, Inc., and Wells Fargo, National Association (incorporated by reference to Exhibit 99.1 filed with MCG Capital’s Current Report on Form 8-K filed on July 18, 2007).

10.60	Note Purchase Agreement, dated October 3, 2007 (incorporated by reference to Exhibit 99.1 filed with MCG Capital’s Current Report Form 8-K filed on October 9, 2007).

10.61

Agreement and Amendment Number 1 to Warehousing Agreement, dated October 23, 2007, by and among MCG Commercial Loan Trust 2006-2, MCG Capital Corporation and Merrill Lynch Capital Corp. (incorporated by reference to Exhibit 99.1 filed with MCG Capital’s Current Report on Form 8-K filed on October 29, 2007).

10.62

Amendment No. 1 to Fourth Amended and Restated Revolving Credit Agreement dated as of January 8, 2008 among MCG Capital Corporation, Bayerische Hypo-Und Vereinsbank, AG, New York Branch and Various Lenders (incorporated by reference to Exhibit 99.1 filed with MCG Capital’s Current Report on Form 8-K filed on January 14, 2008).

h*	Form of Dealer Managers Agreement between MCG Capital Corporation and J.P. Morgan Securities Inc., SunTrust Robinson Humphrey, Inc. and RBC Capital Markets Corporation.

i.1

401(k) Plan (incorporated by reference to Exhibit i.1 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

i.2

Deferred Compensation Plan (incorporated by reference to Exhibit i.2 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

i.3

Form of Amended and Restated Restricted Stock Agreement for senior management (incorporated by reference to Exhibit i.26 to MCG Capital’s registration statement on Form N-2 (File No. 333-1113236) filed with the Securities and Exchange Commission on March 3, 2004).

i.4

Amended and Restated Restricted Stock Agreement between the Company and Bryan J. Mitchell, dated March 1, 2004 (incorporated by reference to Exhibit i.27 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-113236) filed with the Securities and Exchange Commission on March 3, 2004).

i.5

Amended and Restated Restricted Stock Agreement between the Company and B. Hagen Saville, dated March 1, 2004 (incorporated by reference to Exhibit i.29 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-113236) filed with the Securities and Exchange Commission on March 3, 2004).

i.6

Amended and Restated Restricted Stock Agreement between the Company and Steven F. Tunney, dated March 1, 2004 (incorporated by reference to Exhibit i.28 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-113236) filed with the Securities and Exchange Commission on March 3, 2004).

i.7	Promissory Note issued to Bryan J. Mitchell, dated as of November 28, 2001 (incorporated by reference to Exhibit 10.34 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.8	Promissory Note issued to B. Hagen Saville, dated November 28, 2001 (incorporated by reference to Exhibit 10.35 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.9	Promissory Note issued to Steven F. Tunney, dated November 28, 2001 (incorporated by reference to Exhibit 10.36 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.10

Form of Promissory Note issued to employees (incorporated by reference to Exhibit i.9 to Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 6, 2001).

i.11

Pledge Agreement between the Company and Bryan J. Mitchell, dated as of November 28, 2001 (incorporated by reference to Exhibit 10.39 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.12

Pledge Agreement between the Company and B. Hagen Saville, dated as of November 28, 2001 (incorporated by reference to Exhibit 10.40 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.13

Pledge Agreement between the Company and Steven F. Tunney, dated as of November 28, 2001 (incorporated by reference to Exhibit 10.41 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.14

Form of Pledge Agreement between the Company and employees (incorporated by reference to Exhibit i.10 to Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 6, 2001).

i.15

Form of Amended and Restated Promissory Note issued to senior management (incorporated by reference to Exhibit i.10 to Pre-effective Amendment No. 2 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 1, 2001).

i.16

Form of Pledge Agreement between the Company and senior management, dated as of June 24, 1998 (incorporated by reference to Exhibit i.7 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

i.17

Amended and Restated Employment Agreement between MCG Capital Corporation and Bryan J. Mitchell, dated as of November 3, 2002 (incorporated by reference to Exhibit 10.51 filed with MCG Capital’s Form 10-Q for the quarter ended September 30, 2002).

i.18

Employment Agreement between MCG Capital Corporation and Michael R. McDonnell, dated July 14, 2004 (incorporated by reference to Exhibit 10.65 filed with MCG Capital’s Form 10-Q for quarter ended June 30, 2004).

i.19	MCG Capital Corporation 2006 Non-Employee Director Restricted Stock Plan (incorporated by reference to Exhibit 10.62 filed with MCG Capital’s Form 10-Q for the quarter ended June 30, 2006).

i.20	MCG Capital Corporation 2006 Employee Restricted Stock Plan (incorporated by reference to Exhibit 10.63 filed with MCG Capital’s Form 10-Q for the quarter ended June 30, 2006).

i.21

Severance Agreement and Release by and between Bryan J. Mitchell and MCG Capital Corporation, dated as of August 24, 2006 (incorporated by reference to Exhibit 10.1 filed with MCG Capital’s Current Report on Form 8-K filed on August 28, 2006).

i.22

Employment Agreement by and between MCG Capital Corporation and Steven F. Tunney, dated as of September 18, 2006 (incorporated by reference to Exhibit 10.1 filed with MCG Capital’s Current Report on Form 8-K filed on September 19, 2006).

i.23

Employment Agreement by and between MCG Capital Corporation and B. Hagen Saville, dated as of September 18, 2006 (incorporated by reference to Exhibit 10.2 filed with MCG Capital’s Current Report on Form 8-K filed on September 19, 2006).

i.24

Employment Agreement by and between MCG Capital Corporation and Robert J. Merrick, dated as of September 18, 2006 (incorporated by reference to Exhibit 10.3 filed with MCG Capital’s Current Report on Form 8-K filed on September 19, 2006).

i.25

Amended and Restated Employment Agreement by and between MCG Capital Corporation and Michael R. McDonnell, dated as of September 18, 2006 (incorporated by reference to Exhibit 10.4 filed with MCG Capital’s Current Report on Form 8-K filed on September 19, 2006).

i.26

MCG Capital Corporation Supplemental Non-Qualified Retirement Plan Amended and Restated as of January 1, 2005 (incorporated by reference to exhibit 10.70 filed with MCG Capital’s Form 10-Q for the quarter ended September 30, 2006).

i.27

Employment Agreement by and between MCG Capital Corporation and Samuel G. Rubenstein, dated as of March 1, 2007 (incorporated by reference to exhibit 10.74 filed with MCG Capital’s Form 10-K for the year ended December 31, 2006.)

i.28

Form of Restricted Stock Agreement for Non-Employee Directors Pursuant to 2006 Non-Employee Director Restricted Stock Plan (incorporated by reference to exhibit 10.75 filed with MCG Capital’s Form 10-K for the year ended December 31, 2006).

i.29

Form of Restricted Stock Agreement for Employees Pursuant to 2006 Employee Restricted Stock Plan (incorporated by reference for exhibit 10.76 filed with MCG Capital’s Form 10-K for the year ended December 31, 2006).

i.30

Amended and Restated Employment Agreement by and between MCG Capital Corporation and Michael R. McDonnell, dated as of March 5, 2008 (incorporated by reference to Exhibit 10.1 filed with MCG Capital’s Report on Form 8-K as of March 7, 2008.)

j	Custodial Agreement between the Company and Riggs Bank, N.A. (incorporated by reference to Exhibit 10.45 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

k.1

Deed of Lease by and between Twin Towers II Associates Limited Partnership, as landlord, and MCG Capital Corporation, as tenant, dated as of September 24, 2002 (incorporated by reference to Exhibit 10.50 filed with MCG Capital’s Form 10-Q for quarter ended September 30, 2002).

k.2

First Amendment to Deed of Lease by and between Twin Towers II Property Associates, LLC, as landlord and MCG Capital Corporation, as tenant, dated as of November 30, 2006 (incorporated by reference to exhibit 10.73 filed with MCG Capital’s Form 10-K for the year ended December 31, 2006.)

l*	Opinion of Sutherland Asbill & Brennan LLP.

n.1*	Consent of Sutherland Asbill & Brennan LLP (contained in Exhibit l).

n.2*	Consent of Ernst & Young LLP.

n.3*	Report of Ernst & Young LLP regarding “Senior Securities” table contained herein.

r

Code of Ethics. (incorporated by reference to Exhibit r filed with Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 6, 2001).

*	Filed herewith.
**	Previously filed.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

SEC registration fee	$4,107
Information Agent fees	14,000
Subscription Agent fees	30,000
Nasdaq listing fee	1,000
FINRA fees	10,950
Reimbursement of co-dealer managers’ expenses	100,000
Accounting fees and expenses	60,000
Legal fees and expenses	250,000
Printing expenses	48,760
Miscellaneous fees and expenses	31,183

TOTAL	$550,000

Note:	all listed amounts (other than the SEC registration fee and NASD filing fee) are estimates.

Item 28. Persons Controlled by or Under Common Control

The following list sets forth each of MCG Capital Corporation’s subsidiaries, the state under whose laws the subsidiary is organized and the percentage of voting securities owned by MCG Capital Corporation, directly or indirectly, in such subsidiary:

MCG Finance I, LLC (Delaware)	100%
MCG Finance V, LLC (Delaware)	100%
MCG Finance VII, LLC (Delaware)	100%
MCG Finance VIII, LLC (Delaware)	100%
Crystal Media Network, Inc. (Delaware)	100%
IH Chesapeake Tower, Inc. (Delaware)	100%
IH Dayton Parts, Inc. (Delaware)	100%
IH GSD, Inc. (Delaware)	100%
IH Helicon, Inc. (Delaware)	100%
IH Intran, Inc. (Delaware)	100%
IH MTP, Inc. (Delaware)	100%
IH NDS, Inc. (Delaware)	100%
IH NEPG, Inc. (Delaware)	100%
IH NPS Holdings, LLC (Delaware)	100%
IH NYL, Inc. (Delaware)	100%
IH Orbitel Holdings, Inc. (Delaware)	100%
IH OTM, Inc. (Delaware)	100%
IH PBI, Inc. (Delaware)	100%
IH Premier, Inc. (Delaware)	100%
IH Quantum, Inc. (Delaware)	100%
MCG IH Holdings, Inc. (Delaware)	100%
MCG Capital Advisory Services, Inc. (Delaware)	100%
Sleep Investors, LLC (Delaware)	100%
TNR Investors, LLC (Delaware)	100%
Solutions Capital GP, LLC (Delaware)	100%
Solutions Capital I, LP (Delaware)	100%
MCG Opportunity Investment Fund I, LLC (Delaware)	100%

Currently, each of MCG Capital Corporation’s subsidiaries are consolidated with MCG Capital Corporation for financial reporting purposes. MCG Capital Corporation also indirectly controls (i) MCG Commercial Loan Funding Trust, a wholly owned subsidiary of MCG Finance V, LLC, that is organized as a statutory trust under Delaware law; (ii) MCG Commercial Loan Trust 2006-1, a wholly owned subsidiary of MCG Finance VII, LLC, that is organized as a statutory trust under Delaware law; and (iii) MCG Commercial Loan Trust 2006-2, a wholly owned subsidiary of MCG Finance VIII, LLC, that is organized as a statutory trust under Delaware Law. In addition, MCG Capital Corporation may be deemed to control certain portfolio companies. For a more detailed discussion of these entities, see “Business—Our Subsidiaries” and “Portfolio Companies” in the prospectus.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of MCG’s capital stock as of March 14, 2008:

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	170

We have two holders of our debt in the form of unsecured notes, one holder of our debt under our term securitization arranged by Merrill Lynch Capital Corp., four holders of our debt under our revolving unsecured credit facility, one holder of our debt under our warehouse financing facility arranged by SunTrust Capital Markets, Inc., and one holder of our debt under our warehouse credit facility with Merrill Lynch Capital Corp.

Item 30. Indemnification

Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and specific other persons to the extent and under the circumstances set forth therein.

Section 102(b)(7) of the Delaware General Corporation Law permits the inclusion in the certificate of incorporation of a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (a) from any breach of the director’s duty of loyalty to the corporation or its stockholders; (b) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) from any transaction from which the director derived an improper personal benefit.

Subject to the 1940 Act or any valid rule, regulation or order of the Securities and Exchange Commission thereunder, MCG Capital’s restated certificate of incorporation also provides that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of MCG, or is or was serving at the request of MCG as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, in accordance with provisions corresponding to Section 145 of the Delaware General Corporation Law. The 1940 Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition, our restated certificate of incorporation provides that the indemnification described therein is not exclusive and shall not exclude any other rights to which the person seeking to be indemnified may be entitled under statute, any bylaw, agreement, vote of stockholders or directors who are not interested persons, or otherwise, both as to action in his official capacity and to his action in another capacity while holding such office.

The above discussion of Section 145 and MCG Capital’s restated certificate of incorporation is not intended to be exhaustive and is respectively qualified in its entirety by such statute and our restated certificate of incorporation.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MCG Capital pursuant to the foregoing provisions, or otherwise, MCG Capital has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MCG Capital of expenses incurred or paid by a director, officer or controlling person of MCG Capital in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MCG Capital will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

We have obtained primary and excess insurance policies insuring our directors and officers and those of our subsidiaries against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to the directors or officers.

See also Articles VI and VII of the Restated Certificate of Incorporation.

Item 31. Business and Other Connections of Investment Adviser

Not applicable.

Item 32. Location of Accounts and Records

We will maintain at our principal offices physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

We hereby undertake:

(1)  to suspend the offering of shares until the prospectus is amended if: (1) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement; or (2) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus;

(2)  to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof;

(3)  that, for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(4)  that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Arlington, Commonwealth of Virginia, on
March 18, 2008.

MCG CAPITAL CORPORATION

By:	/s/ STEVEN F. TUNNEY
Steven F. Tunney Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ STEVEN F. TUNNEY Steven F. Tunney	Director, President and Chief Executive Officer (Principal Executive Officer)	March 18, 2008

/s/ MICHAEL R. MCDONNELL Michael R. McDonnell	Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer (Principal Financial Officer)	March 18, 2008

/s/ JOHN C. WELLONS John C. Wellons	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	March 18, 2008

* B. Hagen Saville	Director and Executive Vice President	March 18, 2008

* Robert J. Merrick	Director, Executive Vice President and Chief Investment Officer	March 18, 2008

* Jeffrey M. Bucher	Chairman of the Board of Directors	March 18, 2008

* A. Hugh Ewing, III	Director	March 18, 2008

* Kim D. Kelly	Director	March 18, 2008

* Edward S. Civera	Director	March 18, 2008

* Richard W. Neu	Director	March 18, 2008

* Kenneth J. O’Keefe	Director	March 18, 2008

* Wallace B. Millner, III	Director	March 18, 2008

*By:	/s/ STEVEN F. TUNNEY
Steven F. Tunney Attorney-in-fact